    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1998


                                             1933 ACT REGISTRATION NO. 333-47517
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14




               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [X]


           PRE-EFFECTIVE AMENDMENT NO.   2             [X]


          POST-EFFECTIVE AMENDMENT NO. ____            [ ]


                             ---------------------

                                   VAN KAMPEN
                          REAL ESTATE SECURITIES FUND
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)


            1 PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------


               RONALD A. NYBERG, ESQ.                                      COPIES TO:
              EXECUTIVE VICE PRESIDENT,                               WAYNE W. WHALEN, ESQ.
            GENERAL COUNSEL AND SECRETARY                             THOMAS A. HALE, ESQ.
             VAN KAMPEN INVESTMENTS INC.                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                  1 PARKVIEW PLAZA                                       333 WEST WACKER
        OAKBROOK TERRACE, ILLINOIS 60181-5555                        CHICAGO, ILLINOIS 60606
       (Name and Address of Agent for Service)


                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     TITLE OF SECURITIES BEING REGISTERED: COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON
SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940.
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                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Cross Reference Sheet with respect to Van Kampen Real Estate Securities
        Fund

     -- Questions and Answers to Shareholders of Van Kampen U.S. Real Estate
        Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen U.S. Real Estate
        Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen U.S. Real Estate Fund into Van Kampen Real Estate Securities Fund


     -- Prospectus of Van Kampen Real Estate Securities Fund, as amended


     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen U.S. Real Estate Fund into Van Kampen Real Estate Securities Fund

     -- Part C Information

     -- Exhibits

                     VAN KAMPEN REAL ESTATE SECURITIES FUND
         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(a) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933

FORM N-14
ITEM NO.                                                          PROSPECTUS/PROXY STATEMENT CAPTION*
---------                                                         -----------------------------------
PART A     INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.    Beginning of Registration Statement and Outside Front
             Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                    Prospectus/Proxy Statement
Item 2.    Beginning and Outside Back Cover Page of
             Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                    Prospectus/Proxy Statement
Item 3.    Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.    Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.    Information about the Registrant.....................  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; The Proposed
                                                                    Reorganization; Other Information;
                                                                    Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the Van Kampen Real
                                                                    Estate Securities Fund
Item 6.    Information about the Company Being Acquired.........  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the Van Kampen U.S.
                                                                    Real Estate Fund
Item 7.    Voting Information...................................  Other Information; Voting
                                                                    Information and Requirements
Item 8.    Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.    Additional Information Required for Reoffering by
             Persons Deemed to be Underwriters..................  Not applicable
PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page...........................................  Cover Page
Item 11.   Table of Contents....................................  Table of Contents
Item 12.   Additional Information about the Registrant..........  Additional Information about the Van
                                                                    Kampen Real Estate Securities
                                                                    Fund; Incorporation of Documents
                                                                    by Reference
Item 13.   Additional Information about the Company Being
             Acquired...........................................  Additional Information about the Van
                                                                    Kampen U.S. Real Estate Fund;
                                                                    Incorporation of Documents by
                                                                    Reference
Item 14.   Financial Statements.................................  Financial Statements; Incorporation
                                                                    of Documents by Reference
PART C     OTHER INFORMATION
Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

---------------
 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                - NOVEMBER 1998 -

                                 IMPORTANT NOTICE

                                  TO VAN KAMPEN
                                U.S. REAL ESTATE
                                FUND SHAREHOLDERS


QUESTIONS
                                                                       & ANSWERS

--------------------------------------------------------------------------------
   Although we recommend that you read the
   complete prospectus/proxy statement, for
   your convenience, we have provided a brief
   overview of the issues to be voted on.
--------------------------------------------------------------------------------



Q  WHY IS A SHAREHOLDER MEETING BEING HELD?

A You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), into Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), a fund that pursues a similar investment objective.

Q  WHY IS THE REORGANIZATiON BEING RECOMMENDED?

A After several transactions in 1996 and 1997, Van Kampen Investments Inc. ("Van Kampen") became an indirect wholly owned subsidiary of Morgan Stanley Dean Witter &Co. Van Kampen through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen-sponsored family of retail funds. Van Kampen also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The purpose of the proposed Reorganization is to permit the shareholders of the U.S.Real Estate Fund to (i) achieve certain economies of scale from the VK Real Estate Securities Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q  HOW WILL THE REORGAnIZATION AFFECT ME?

A Assuming shareholders of the U.S.Real Estate Fund approve the Reorganization, the assets and liabilities of the U.S.Real Estate Fund will be combined with those of the VK Real Estate Securities Fund, and you will become a shareholder of the VKReal Estate Securities Fund. You will receive shares of the VKReal Estate Securities Fund equal in value at the time of issuance to your shares of the U.S.Real Estate Fund.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A You will pay no sales loads or commissions in connection with the Reorganization. If the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, generally will be borne by the VKReal Estate Securities Fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the VK Real Estate Securities Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the U.S.Real Estate Fund or
(ii) the holder purchased Class B shares or Class C shares of any other Van Kampen Fund and subsequently exchanged them for shares of the U.S. Real Estate Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE U.S. REAL ESTATE FUND COMPARE TO THOSE PAYABLE BY THE VK REAL ESTATE SECURITIES FUND?

A The VK Real Estate Securities Fund is advised by Van Kampen Asset Management Inc. ("Asset Management"), a subsidiary of Van Kampen. The U.S. Real Estate Fund is advised by Van Kampen Investment Advisory Corp. ("Advisory Corp."), also a subsidiary of Van Kampen. Each of the U.S. Real Estate Fund and VK Real Estate Securities Fund is subadvised by Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser"), an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Management of the funds anticipates that, as a result of the Reorganization, shareholders of the U.S. Real Estate Fund would be subject to lower gross total operating expenses as a percentage of net assets. The contractual advisory fees payable by the U.S.Real Estate Fund are the same as the contractual advisory fees payable by the VK Real Estate Securities Fund. The advisory fees and other expenses of the U.S. Real Estate Fund currently are less than those of the VK Real Estate Securities Fund but only because voluntary fee waivers and expense reimbursements from Advisory Corp. There can be no assurance that such waivers or reimbursements will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Furthermore, if the Reorganization is completed, it is anticipated that Asset Management voluntarily would waive advisory fees and/or reimburse other expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) are not higher than the current net operating expenses (after waiver and reimbursement) being paid by the U.S. Real Estate Fund. Management periodically reviews voluntary fee waivers and expense reimbursements for funds it advises and there can be no assurance such waivers/reimbursements will continue.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE VK REAL ESTATE SECURITIES FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A If the Reorganization is approved, your interest in shares of the U.S. Real Estate Fund automatically will be converted into shares of the VK Real

Estate Securities Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of theVK Real Estate Securities Fund equal in value to your class of shares of the U.S.Real Estate Fund. No certificates for VKReal Estate Securities Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the U.S.Real Estate Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the VKReal Estate Securities Fund (to simplify proof of and to preserve the tax basis of separate lots of shares).

Q  WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1C), of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the U.S.Real Estate Fund will recognize no gain or loss upon the receipt solely of the shares of the VKReal Estate Securities Fund in connection with the Reorganization. Additionally, the U.S. Real Estate Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the VKReal Estate Securities Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE U.S. REAL ESTATE FUND BEFORE THE REORGANIZATION TAKES PLACE?

A If you choose to redeem or exchange your shares of the U.S. Real Estate Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q  WHERE DO I CALL FOR fURTHER INFORMATION?

A Please call Investor Services at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.




                             YOUR VOTE IS IMPORTANT.
          VOTING PROMPTLY CAN SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION --
mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                      PROXY

                        VAN KAMPEN U.S. REAL ESTATE FUND
                         SPECIAL MEETING OF SHAREHOLDERS

SAMPLE

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.  FOR [ ]   AGAINST  [ ]   ABSTAIN  [ ] THE PROPOSAL TO APPROVE THE AGREEMENT
                                          AND PLAN OF REORGANIZATION XXXXXXXX.








XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                        VAN KAMPEN U.S. REAL ESTATE FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING

                                DECEMBER 9, 1998



  A Special Meeting of shareholders of Van Kampen U.S. Real Estate Fund, formerly known as the Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), will be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on December 9, 1998 at 1:30 p.m. (the "Special Meeting"), for the following purposes:


    (1) To approve an Agreement and Plan of Reorganization pursuant to which the U.S. Real Estate Fund would (i) transfer all of its assets to the Van Kampen Real Estate Securities Fund, formerly known as the Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), in exchange solely for Class A, B and C shares of beneficial interest of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund, (ii) distribute such shares of the VK Real Estate Securities Fund to the holders of shares of the U.S. Real Estate Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.


  Shareholders of record as of the close of business on October 8, 1998 are entitled to vote at the Special Meeting or any adjournment thereof.


                                       For the Board of Directors,

                                       Ronald A. Nyberg
                                       Secretary


November 4, 1998


                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus/Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.


                SUBJECT TO COMPLETION -- DATED November 4, 1998

                           PROSPECTUS/PROXY STATEMENT

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                        VAN KAMPEN U.S. REAL ESTATE FUND


  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), and relates to the special meeting of shareholders of the U.S. Real Estate Fund to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on December 9, 1998 at 1:30 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on October 8, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the U.S. Real Estate Fund (the "Reorganization") into the Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"). The Reorganization would result in shareholders of the U.S. Real Estate Fund in effect exchanging their Class A, B and C shares of the U.S. Real Estate Fund for corresponding Class A, B and C shares of the VK Real Estate Securities Fund. The purpose of the Reorganization is to permit the shareholders of the U.S. Real Estate Fund to (i) achieve certain economies of scale from the VK Real Estate Securities Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exist as a result of the separate operations of the funds and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.



  The VK Real Estate Securities Fund is an open-end management investment company organized as a Delaware business trust. The U.S. Real Estate Fund is a series of the Van Kampen Series Fund, Inc., an open-end management investment company organized as a Maryland corporation (the "Series Fund"). The primary investment objective of the VK Real Estate Securities Fund is to seek long-term growth of capital, with the secondary investment objective of providing current income. The investment objective of the U.S. Real Estate Fund is similar to, but not identical with, the investment objectives of the VK Real Estate Securities Fund. The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation. There can be no assurance that either fund will achieve its investment objectives. The address, principal executive office and telephone number of the VK Real Estate Securities Fund and the U.S. Real Estate Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to U.S. Real Estate Fund shareholders on or about November 6, 1998.

                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the U.S. Real Estate Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the VK Real Estate Securities Fund) and constitutes an offering of Class A, B and C shares of beneficial interest, par value $0.01 per share, of the VK Real Estate Securities Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 4, 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "VK Fund Prospectus") and Statement of Additional Information containing additional information about the VK Real Estate Securities Fund, each dated April 30, 1998 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the VK Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Series Fund Prospectus") and Statement of Additional Information containing additional information about the U.S. Real Estate Fund, each dated September 30, 1998 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the VK Real Estate Securities Fund or the U.S. Real Estate Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN INVESTOR SERVICES INC. BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The VK Real Estate Securities Fund and the Series Fund, on behalf of the U.S. Real Estate Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the VK Real Estate Securities Fund and the Series Fund on behalf of the U.S. Real Estate Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the VK Real Estate Securities Fund and by the Series Fund on behalf of the U.S. Real Estate Fund. Such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


  The date of this Prospectus/Proxy Statement is November 4, 1998.

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Directors of the Series Fund (the "Board of Directors") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the U.S. Real Estate Fund. As a result of the Reorganization, shareholders of the U.S. Real Estate Fund would acquire an interest in the VK Real Estate Securities Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Series Fund Prospectus incorporated herein by reference and (ii) the VK Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the VK Real Estate Securities Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the U.S. Real Estate Fund in connection with the proposed combination of the U.S. Real Estate Fund with and into the VK Real Estate Securities Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Series Fund on behalf of the U.S. Real Estate Fund and the VK Real Estate Securities Fund (the "Agreement"). The Agreement provides that the U.S. Real Estate Fund would (i) transfer all of its assets to the VK Real Estate Securities Fund in exchange solely for Class A, B and C shares of beneficial interest of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Board of Directors promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the U.S. Real Estate Fund shares of the respective class of shares of the VK Real Estate Securities Fund equal in value to their existing shares of the U.S. Real Estate Fund (collectively, the "Reorganization").

  The Board of Directors has determined that the Reorganization is in the best interests of shareholders of each class of shares of the U.S. Real Estate Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the VK Real Estate Securities Fund (the "Board of Trustees") has determined that the Reorganization is in the best interests of the VK Real Estate Securities Fund and that the interests of each class of shares of existing shareholders of the VK Real Estate Securities Fund will not be diluted as a result of the Reorganization. The Board of Directors and Board of Trustees unanimously approved the Reorganization and the Agreement on October 23, 1997.

  The VK Real Estate Securities Fund, as the primary beneficiary of the Reorganization, generally will bear the costs of soliciting approval of the Reorganization in the event the Reorganization is consummated. These costs include expenses paid by the U.S. Real Estate Fund except that the investment adviser of the U.S. Real Estate Fund, in its capacity as the investment adviser of the U.S. Real Estate Fund, will reimburse the U.S. Real Estate Fund for any remaining unamortized organizational expenses at the time of Closing. If the Reorganization is not completed, Van Kampen Investments Inc. ("Van Kampen") will bear all of the costs associated with the Reorganization. See "THE PROPOSED REORGANIZATION -- Expenses" below.


  The Board of Directors is asking shareholders of the U.S. Real Estate Fund to approve the Reorganization at the Special Meeting to be held on December 9, 1998. If shareholders of the U.S. Real Estate Fund approve the Reorganization, it is expected that the Closing will be after the close of business on December 18, 1998, but it may be at a different time as described herein.



  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.


REASONS FOR THE PROPOSED REORGANIZATION


  After several transactions in 1996 and 1997, Van Kampen became an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen-sponsored family of retail funds. Van Kampen also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The Board of Directors believes that the proposed Reorganization would be in the best interests of the shareholders of the U.S. Real Estate Fund because it would permit the shareholders of the U.S. Real Estate Fund to (i) achieve certain economies of scale from the VK Real Estate Securities Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.


  In determining whether to recommend approval of the Reorganization to shareholders of the U.S. Real Estate Fund, the Board of Directors considered a number of factors, including, but not limited to: (i) the capabilities and resources of the funds' advisers, the funds' subadviser and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the U.S. Real Estate Fund and the VK Real Estate Securities Fund before the Reorganization and the estimated expense ratios of the VK Real Estate Securities Fund after the Reorganization; (iii) the comparative investment performance of the U.S. Real Estate Fund and the VK Real Estate Securities Fund;
(iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of U.S. Real Estate Fund or VK Real Estate Securities Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;
(viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; (ix) the future growth prospects of the U.S. Real Estate Fund; and (x) the anticipated tax consequences of the Reorganization.

    In this regard, the Board of Directors reviewed information provided by Van Kampen Investment Advisory Corp. ("Advisory Corp."), the investment adviser of the U.S. Real Estate Fund, Van Kampen Asset Management Inc. ("Asset Management"), the investment adviser of the VK Real Estate Securities Fund, and Van Kampen, the parent corporation of Advisory Corp. and Asset Management, relating to the anticipated impact to the shareholders of the U.S. Real Estate Fund and the VK Real Estate Securities Fund as a result of the Reorganization. The Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the U.S. Real Estate Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the U.S. Real Estate Fund with the assets of the VK Real Estate Securities Fund should lead to reduced total operating expenses for shareholders of the U.S. Real Estate Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The contractual advisory fees payable by the U.S. Real Estate Fund are the same as the contractual advisory fees payable by the VK Real Estate Securities Fund. The advisory fees and other expenses of the U.S. Real Estate Fund are currently less than those of the VK Real Estate Securities Fund but only because of such voluntary fee waivers and expense reimbursements from Advisory Corp. There can be no assurance that such waivers or reimbursements will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Management anticipates that the Reorganization also should lead to certain economies affecting the total operating expenses of the VK Real Estate Securities Fund compared to its current total operating expenses and, if the Reorganization is completed, it is anticipated that Asset

Management voluntarily would waive advisory fees and/or reimburse expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) remain the same or less than the current net operating expenses (after waiver and reimbursement) of the U.S. Real Estate Fund. Management periodically reviews voluntary fee waivers and expense reimbursements for funds it advises and there can be no assurance such waivers/reimbursements will continue.


  (2) Elimination of Separate Operations. Consolidating the U.S. Real Estate Fund and the VK Real Estate Securities Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the U.S. Real Estate Fund with those of the VK Real Estate Securities Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the VK Real Estate Securities Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

Based upon these and other factors, the Board of Directors unanimously determined that the Reorganization is in the best interests of the shareholders of the U.S. Real Estate Fund.

COMPARISON OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND

  GENERAL. The VK Real Estate Securities Fund and the U.S. Real Estate Fund have similar investment objectives and similar investment policies and practices. Both funds seek long-term growth of capital and current income and both funds invest primarily in securities of companies engaged in the real estate industry, with emphasis on investment in real estate investment trusts ("REITs") in trying to achieve the investment objectives. Each of the VK Real Estate Securities Fund and U.S. Real Estate Fund uses Morgan Stanley Asset Management Inc. as subadviser ("MSAM" or the "Subadviser"). The primary differences between the funds are as follows: (i) the VK Real Estate Securities Fund places somewhat less emphasis on achieving current income and has less emphasis on investing in income-producing securities than the U.S. Real Estate Fund (although the U.S. Real Estate Fund limits investment in debt securities to 35% of its total assets while the VK Real Estate Securities Fund has no similar limit on investing in debt securities); (ii) the VK Real Estate Securities Fund is a diversified fund whereas the U.S. Real Estate Fund is a non-diversified fund which means that, although the U.S. Real Estate Fund can invest more of its assets in fewer issuers, the U.S. Real Estate Fund also bears increased risks associated with such practice compared to a more diversified portfolio and (iii) the VK Real Estate Securities Fund allows for broader investment in foreign securities while the U.S. Real Estate Fund focuses primarily on investments in U.S. issuers or non-U.S. issuers engaged in the U.S. real estate industry. See further information comparing the funds below and under the heading "Risk Factors".

  INVESTMENT OBJECTIVES AND POLICIES. The primary investment objective of the VK Real Estate Securities Fund is to provide long-term growth of capital. A secondary objective of the VK Real Estate Securities Fund is to provide current income. The VK Real Estate Securities Fund seeks to achieve its investment objectives by investing principally in a portfolio of securities of companies operating in the real estate industry. The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The primary difference between the two investment objectives is that the objective of the U.S. Real Estate Fund places somewhat greater emphasis on current income than does the VK Real Estate Securities Fund.

  Both funds use similar definitions of companies in the "real estate industry" to generally include any company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. Under normal market conditions, the VK Real Estate Securities Fund invests at least 65% of its total assets in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Such securities include equity securities (common stocks, preferred stocks and convertible securities) and debt securities. The VK Real Estate Securities Fund may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be Real Estate Securities and may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities representing underlying shares of foreign issuers. In connection with investing in securities of foreign issuers, the VK Real Estate Securities Fund allows for investments in forward foreign currency exchange contracts. Under normal market conditions, the U.S. Real Estate Fund invests at least 65% of its total assets in income producing equity securities (which include common stock, preferred stock, convertible securities, rights and warrants to purchase common stocks and publicly traded limited partnership interests in master limited partnerships) of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. The U.S. Real Estate Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard &

Poor's Composite Index of 500 Stocks. The U.S. Real Estate Fund may invest in securities of foreign issuers provided such issuers are principally engaged in the U.S. real estate industry. The U.S. Real Estate Fund may invest in ADRs, EDRs and other depositary receipts and in forward foreign currency exchange contracts. Under normal market conditions, the U.S. Real Estate Fund may invest up to 35% of its total assets in debt securities. Each fund's investments in debt securities must be rated, at the time of investment, at least Baa by Moody's Investor Services Inc. ("Moody's"), BBB by Standard & Poor's Rating Group ("S&P"), comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the respective fund's investment adviser to be of comparable quality. Each fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. Each fund may enter into repurchase agreements. Each fund may purchase or sell securities on a when-issued or delayed delivery basis. For temporary defensive purposes, each fund may invest up to 100% of its total assets in short-term investments, including obligations issued or guaranteed by the U.S. Government, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness and, with respect to the U.S. Real Estate Fund only, medium-term debt instruments.


  Each fund may invest a limited portion of its net assets in restricted securities and illiquid securities; the VK Real Estate Securities Fund limit on restricted and illiquid securities is 15% of such Fund's net assets whereas the U.S. Real Estate Fund limit on illiquid securities is 15% of such Fund's net assets and the U.S. Real Estate Fund limit on restricted securities is 10% of such Fund's net assets. Each fund allows for a limited amount of borrowing; the VK Real Estate Securities Fund limit is 33 1/3% of such Fund's total assets for temporary borrowing to facilitate payment of redemption requests whereas the U.S. Real Estate Fund limit is 10% of such Fund's total assets for emergency or extraordinary purposes. Unlike the VK Real Estate Fund, the U.S. Real Estate Fund may invest in zero coupon debt securities, payment in kind securities, deferred payment securities, and certain other derivative transactions such as structured notes, caps and floors and allows for lending of its portfolio securities up to 33 1/3% of the U.S. Real Estate Fund's total assets.



  INVESTMENT ADVISER AND SUB-ADVISER. The VK Real Estate Securities Fund is advised by Asset Management, which is a wholly owned subsidiary of Van Kampen. The U.S. Real Estate Fund is advised by Advisory Corp., which also is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of Asset Management and Advisory Corp. are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  MSAM currently is the investment subadviser of the VK Real Estate Securities Fund and U.S. Real Estate Fund. MSAM is an indirect wholly owned subsidiary of MSDW. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.



  The Funds currently have the same portfolio managers, Russell C. Platt and Theodore R. Bigman of MSAM. Messrs. Platt and Bigman have served as portfolio managers of the U.S. Real Estate Fund since its inception. After Van Kampen became an indirect wholly owned subsidiary of MSDW, Messrs. Platt and Bigman became dual employees of Asset Management and MSAM and were appointed portfolio managers of the VK Real Estate Securities Fund effective January 1, 1997. Effective October 1, 1998, the Board of Trustees of the VK Real Estate Securities Fund appointed MSAM as the investment subadviser of the VK Real Estate Securities Fund. The addition of MSAM as Subadviser did not impact the VK Real Estate Securities Fund's portfolio management team or the day to day management of the Fund and did not result in any increase in the Fund's expenses. It did eliminate the need for Messrs. Platt and Bigman to remain as dual employees of Asset Management and MSAM. Asset Management pays MSAM an investment subadvisory fee pursuant to the subadvisory agreement described below.


  MSDW and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; credit services; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; securities clearance services and securities lending.


  ADVISORY AND OTHER FEES. The contractual advisory fees of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are the same. Each fund is obligated to pay its respective adviser a monthly fee based on its average daily net asset value at the annual rate of 1.00%. While the VK Real Estate Securities Fund currently pays Asset Management at such rate, the U.S. Real Estate Fund currently pays Advisory Corp. at an annual rate of 0.46% due to a voluntary fee waiver by Advisory Corp. Each of Asset Management and Advisory Corp. retains the right from time to time to charge all or a portion of its management fee or to reimburse the respective fund for all or a portion of its other expenses. For a complete description of the VK Real Estate Securities Fund's advisory services, see the sections of the VK Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory and Other Services -- Investment Advisory Agreement", respectively. For a complete description of the U.S. Real Estate Fund's advisory services, see the sections of the Series Fund Prospectus and Statement of Additional Information entitled "Management of the Company -- Investment Adviser" and "Management of the Company --Investment Advisory and Administrative Agreements", respectively.


  Subadvisory fees are paid to MSAM on behalf of the U.S. Real Estate Fund by Advisory Corp. and on behalf of the Real Estate Securities Fund by Asset Management. The subadvisory fees of the VK U.S. Real Estate Fund are as follows: if the average daily net assets during the monthly period are less than or equal to $500 million, then Advisory Corp. shall pay MSAM one-half of the total investment advisory fee payable to Advisory Corp. by such Fund (after application of any fee waivers in effect) for such monthly period; and if such Fund's average daily net assets for the monthly period are greater than $500 million, then Advisory Corp. shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to Advisory Corp. by such Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to Advisory Corp. by the Fund (after application of any fee waivers in effect) for such monthly period. The subadvisory fees paid to MSAM on behalf of the VK Real Estate Securities Fund on an annual basis equal 50% of the compensation received by Asset Management from the VK Real Estate Securities Fund.



  The total operating expenses of the VK Real Estate Securities Fund for the 6 month period ended June 30, 1998 (on an annualized basis) were 1.68%, 2.44% and 2.44% of the average daily net assets attributable to Class A, B and C shares, respectively. No fee waivers or expense reimbursements were in effect with respect to the VK Real Estate Securities Fund during such period.


  The total operating expenses (after fee waiver) of the U.S. Real Estate Fund for the 12 month period ended June 30, 1998 were 1.55%, 2.30% and 2.30% of average daily net assets attributable to Class A, B and C shares, respectively. In the absence of fee waiver, total operating expenses of the U.S. Real Estate Fund would have been 2.09%, 2.84% and 2.83% of the average daily net assets attributable to Class A, B and C shares, respectively, for that same period.

  The advisory fees and other operating expenses of the U.S. Real Estate Fund are currently less than that of the VK Real Estate Securities Fund but only because of voluntary fee waivers from Advisory Corp. There can be no assurance that such waivers will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Furthermore, if the Reorganization is completed, it is anticipated that

Asset Management would waive advisory fees and/or reimburse other expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) are not higher than the current net operating expenses (after waiver and reimbursement) being paid by the U.S. Real Estate Fund. Management periodically reviews voluntary fee waivers and expense reimbursements for funds it advises and there can be no assurance such waivers/ reimbursements will continue.


  Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service agreements or plans (the "Service Plans"). Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C shares for reimbursement of certain distribution-related expenses. In addition, both the VK Real Estate Securities Fund and the U.S. Real Estate Fund can pay up to 0.25% of the respective average daily net assets attributable to Class A, B and C shares for the provision of ongoing services to shareholders. The distributor of both the U.S. Real Estate Fund's shares and the VK Real Estate Securities Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to the VK Real Estate Securities Fund, see the section of the VK Fund Prospectus entitled "The Distribution and Service Plans." For a complete description of these arrangements with respect to the U.S. Real Estate Fund, see the section of the Series Fund Prospectus entitled "Management of the Company -- Distributor."

                            EXPENSE COMPARISON TABLE


The table below sets forth (i) the annual fees and expenses paid by the VK Real Estate Securities Fund for the six months ended June 30, 1998 (on an annualized basis) and the U.S. Real Estate Fund for the fiscal year ended June 30, 1998 and
(ii) pro forma expenses for the combined fund.


                                                CLASS A SHARES                              CLASS B SHARES
                                   -----------------------------------------   -----------------------------------------
                                   VK REAL ESTATE     U.S. REAL                VK REAL ESTATE     U.S. REAL
                                   SECURITIES FUND   ESTATE FUND   PRO FORMA   SECURITIES FUND   ESTATE FUND   PRO FORMA
                                   ---------------   -----------   ---------   ---------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)....      4.75%(1)        5.75%        4.75%(1)        None            None         None
Maximum Deferred Sales Charge (as
 a percentage of the lower of the
 original purchase price or
 redemption proceeds).............       None            None         None          4.00%(2)        5.00%(2)     4.00%(2)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees...................      1.00%           0.46%(4)     0.91%(5)       1.00%           0.46%(4)     0.91%(5)
Rule 12b-1 Fees...................      0.25%           0.25%        0.25%          1.00%(6)        1.00%(6)     1.00%(6)
Other Expenses....................      0.43%           0.84%        0.39%          0.44%           0.84%        0.39%
                                        -----           -----        -----          -----           -----        -----
Total Fund Operating Expenses.....      1.68%           1.55%(4)     1.55%(5)       2.44%           2.30%(4)     2.30%(5)
                                        -----           -----        -----          -----           -----        -----
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(7)
 One Year.........................      $  64           $  72        $  63          $  65           $  73        $  63
 Three Years......................         98             104           94            106             102          102
 Five Years.......................        134             137          128            145             138          138
 Ten Years........................        237             231          223            259             245          245
Expense Example of Total Operating
 Expenses Assuming No Redemption
 at the End of the Period(7)
 One Year.........................      $  64           $  72        $  63          $  25           $  23        $  23
 Three Years......................         98             104           94             76              72           72
 Five Years.......................        134             137          128            130             123          123
 Ten Years........................        237             231          223            259             245          245

                                                 CLASS C SHARES
                                    -----------------------------------------
                                    VK REAL ESTATE     U.S. REAL
                                    SECURITIES FUND   ESTATE FUND   PRO FORMA
                                    ---------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)....        None            None         None
Maximum Deferred Sales Charge (as
 a percentage of the lower of the
 original purchase price or
 redemption proceeds).............       1.00%(3)        1.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees...................       1.00%           0.46%(4)     0.91%(5)
Rule 12b-1 Fees...................       1.00%(6)        1.00%(6)     1.00%(6)
Other Expenses....................       0.44%           0.84%        0.39%
                                         -----           -----        -----
Total Fund Operating Expenses.....       2.44%           2.30%(4)     2.30%(5)
                                         -----           -----        -----
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(7)
 One Year.........................       $  35           $  33        $  33
 Three Years......................          76              72           72
 Five Years.......................         130             123          123
 Ten Years........................         278             264          264
Expense Example of Total Operating
 Expenses Assuming No Redemption
 at the End of the Period(7)
 One Year.........................       $  25           $  23        $  23
 Three Years......................          76              72           72
 Five Years.......................         130             123          123
 Ten Years........................         278             264          264


                       (See notes on the following page)

Notes to Expense Comparison Table
(1) Class A shares of the VK Real Estate Securities Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Class B Shares of the VK Real Estate Securities Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first or second year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 4.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year
     6 -- 0.00%. Class B Shares of the U.S. Real Estate Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value on the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year 6 -- 0.00%.

(3) Class C shares of the VK Real Estate Securities Fund and U.S. Real Estate Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.

(4) After fee waiver. Absent such waiver, "Management Fees" for the U.S. Real Estate Fund would have been 1.00% with respect to Class A, B and C shares and "Total Fund Operating Expenses" for the U.S. Real Estate Fund would have been 2.09%, 2.84% and 2.83% with respect to Class A, B and C shares, respectively.


(5) Asset Management has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses if the Reorganization is completed so that total operating expenses do not exceed the current net operating expenses of the U.S. Real Estate Fund prior to the Reorganization. Asset Management in its discretion may terminate voluntary fee waivers and/or reimbursements at any time after the VK Real Estate Securities Fund's current fiscal year. Absent such waiver/reimbursement, pro forma "Management Fees" would be 1.00% with respect to Class A, B and C shares, and pro forma "Total Fund Operating Expenses" would be 1.64%, 2.39% and 2.39%, with respect to Class A, B and C shares, respectively.


(6) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Rules.


(7) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund offer three classes of shares. The Class A shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are subject to an initial sales charge of up to 4.75% and 5.75%, respectively. The initial sales charge applicable to Class A shares of the VK Real Estate Securities Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the VK Real Estate Securities Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the VK Real Estate Securities Fund or the U.S. Real Estate Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00% and 5.00%, respectively, if redeemed within the first year after purchase, which charge is reduced to zero after a five year period. The deferred sales charge schedule differs between the funds only in year one and is the same in years two through five.

  The Class C shares of both the VK Real Estate Securities Fund and the U.S. Real Estate Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the U.S. Real Estate Fund in connection with the Reorganization. The holding period and conversion schedule for Class B shares or Class C shares of the VK Real Estate Securities Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the U.S. Real Estate Fund or (ii) the holder purchased such shares from any other Fund advised by Advisory Corp. or Asset Management and distributed by the Distributor and subsequently exchanged them for shares of the U.S. Real Estate Fund.

  Shares of the VK Real Estate Securities Fund or the U.S. Real Estate Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other funds advised by Advisory Corp. or Asset Management and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the VK Real Estate Securities Fund, see the sections of the VK Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the U.S. Real Estate Fund, see the sections of the

Series Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services-- Exchange Privilege".

  Shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the VK Real Estate Securities Fund or the U.S. Real Estate Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  No further purchases of the shares of the U.S. Real Estate Fund may be made after the date on which the shareholders of the U.S. Real Estate Fund approve the Reorganization, and the stock transfer books of the U.S. Real Estate Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the U.S. Real Estate Fund. Redemption requests or transfer instructions received by the U.S. Real Estate Fund after that date will be treated by the U.S. Real Estate Fund as requests for the redemption or instructions for transfer of the shares of the VK Real Estate Securities Fund credited to the accounts of the shareholders of the U.S. Real Estate Fund. Redemption requests or transfer instructions received by the U.S. Real Estate Fund after the close of business on the day prior to the date of Closing will be forwarded to the VK Real Estate Securities Fund. For a complete description of the redemption arrangements for the VK Real Estate Securities Fund, see the section of the VK Fund Prospectus entitled "Redemption of Shares," and, for the U.S. Real Estate Fund, see the section of the Series Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the VK Real Estate Securities Fund and the U.S. Real Estate Fund as of June 30, 1998, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF JUNE 30, 1998


                                        VK REAL
                                        ESTATE
                                      SECURITIES       U.S. REAL
                                         FUND         ESTATE FUND    PRO FORMA
                                      ----------      -----------    ---------
NET ASSETS (IN THOUSANDS)
  Class A shares..................    $   51,860      $    16,873    $   68,685(1)
  Class B shares..................        76,872           15,197        91,998(1)
  Class C shares..................        18,651            4,187        22,821(1)
                                      ----------      -----------    ----------
         Total....................    $  147,383      $    36,257    $  183,504(1)
                                      ==========      ===========    ==========
NET ASSET VALUE PER SHARE
  Class A shares..................    $    12.71      $     15.61    $    12.70(1)
  Class B shares..................         12.70            15.54         12.69(1)
  Class C shares..................         12.69            15.55         12.68(1)
SHARES OUTSTANDING (IN THOUSANDS)
  Class A shares..................         4,080            1,081         5,409(2)
  Class B shares..................         6,052              978         7,250(2)
  Class C shares..................         1,469              269         1,799(2)
                                      ----------      -----------    ----------
         Total....................        11,601            2,328        14,458(2)
                                      ==========      ===========    ==========
SHARES AUTHORIZED
  Class A shares..................     Unlimited      375,000,000     Unlimited
  Class B shares..................     Unlimited      375,000,000     Unlimited
  Class C shares..................     Unlimited      375,000,000     Unlimited


---------------

(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $136,000 by the VK Real Estate Securities Fund (allocated among the classes of approximately $48,000, $71,000 and $17,000 for Class A, Class B and Class C shares, respectively).



(2) The pro forma shares outstanding reflect the issuance by the VK Real Estate Securities Fund of approximately 1,329,000 Class A shares, 1,198,000 Class B shares and 330,000 Class C shares reflecting the exchange of the assets and liabilities of the U.S. Real Estate Fund for newly issued shares of the VK Real Estate Securities Fund at the pro forma net asset value per share.


  PERFORMANCE INFORMATION. The average annual total returns for VK Real Estate Securities Fund for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class A shares of the VK Real Estate Securities Fund were first offered for sale to the public) through June 30, 1998 were 2.87%, 18.89% and 14.54% with respect to its Class A shares; for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class B shares of the VK Real Estate Securities Fund were first offered for sale to the public) through June 30, 1998 were 3.46%, 19.22%, and

14.65% with respect to its Class B shares; and for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class C shares of the VK Real Estate Securities Fund were first offered to the public) through June 30, 1998 were 6.27%, 19.89% and 15.10% with respect to its Class C shares.

  The average annual total returns for the U.S. Real Estate Fund for the one-year period ended June 30, 1998, and for the period beginning May 1, 1996 (the date Class A shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 2.04% and 18.66% with respect to its Class A shares; for the one-year period ended June 30, 1998 and for the period beginning May 1, 1996 (the date Class B shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 2.48% and 19.75% with respect to its Class B shares; and for the one-year period ended June 30, 1998 and for the period beginning May 1, 1996 (the date Class C shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 6.24% and 20.87% with respect to its Class C shares.

  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the VK Real Estate Securities Fund and the U.S. Real Estate Fund. The foregoing total returns also assume reinvestment of all dividends and distributions.


  The VK Real Estate Securities Fund paid income distributions totaling $0.190 per Class A share for the six months ended June 30, 1998, representing an annualized distribution rate of 2.85% based upon the June 30, 1998 maximum offering price. The U.S. Real Estate Fund paid income distributions totaling $0.330 per Class A share for the six months ended June 30, 1998, representing an annualized distribution rate of 4.03% based upon the June 30, 1998 maximum offering price. During the year, the U.S. Real Estate Fund had fee waivers and expense reimbursements in place and in the absence of such waivers and reimbursements, the U.S. Real Estate Fund's income available for distribution would have been reduced. As a result, the distribution rate would have been reduced as well. The Class A share annualized distribution rate assuming no fee waiver or reimbursement of expenses for the U.S. Real Estate Fund would have been 3.55% based on the June 30, 1998 maximum offering price.


  The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of fee waivers and expense reimbursements, the total returns, yields and distribution rates would have been reduced.

  Management's discussion of the VK Real Estate Securities Fund's and U.S. Real Estate Fund's performance as of the end of each fund's last fiscal year are attached hereto as Exhibit A.


  OTHER SERVICE PROVIDERS. The transfer agent for each fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The independent accountants for each fund is PricewaterhouseCoopers LLP. The U.S. Real Estate Fund obtains certain administrative services from Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank ("Chase"). The VK Real Estate Securities Fund obtains certain accounting and legal services from Advisory Corp. and Van Kampen, respectively. The custodians for the U.S. Real Estate Fund are Chase for domestic securities and cash and Morgan Stanley Trust Company for foreign assets. The custodian for the VK Real Estate Securities Fund is State Street Bank and Trust Company.


  GOVERNING LAW. The U.S. Real Estate Fund is a series of the Van Kampen Series Fund, Inc. ("Series Fund") an open-end management investment company organized as a Maryland corporation. The VK Real Estate Securities Fund is an open-end management investment company organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the funds' organization documents contain certain differences summarized below. Each fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, the VK Real Estate Securities Fund has authorized the issuance of an unlimited number of shares. Consistent with Maryland law, the Series Fund has authorized a specific number of shares available for the U.S. Real Estate Fund, however, the Series Fund organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the VK Real Estate Securities Fund and the Series Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the VK Real Estate Securities Fund are similar to the rights associated with shares of common stock of the Series Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the VK Real Estate Securities Fund organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or fund property if any shareholder is held personally liable for the obligations of the trust. Management of the VK Real Estate Securities Fund believes the risk of liability to a VK Real Estate Securities Fund shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (3) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither fund is required, and neither fund anticipates, holdings annual meetings of its shareholders. Both funds do have certain mechanics whereby shareholders can call a special meeting of the respective fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by trustees/directors.


  The business of each of the VK Real Estate Securities Fund and the U.S. Real Estate Fund is supervised by the same ten trustees. The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the VK Real Estate Securities Fund and the Series Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/Directors terms are until the later of the election of such person's successor or resignation or removal. Each of the funds has substantially the same mandatory retirement age provisions for trustees/directors. Trustees of the VK Real Estate Securities Fund may be removed with or without cause by vote of two-third's of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal. Trustees of the Series Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.


  The foregoing is only a summary of certain differences between the VK Real Estate Securities Fund under Delaware law and the U.S. Real Estate Fund under Maryland law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each fund's applicable organizational docu-ments for a more thorough comparison. Such documents are filed as part of each fund's registration statements with the SEC and shareholders may obtain copies of such documents as described on page 2 of this prospectus/proxy statement.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar. The investment policies of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar insofar as they each invest, under normal market conditions, at least 65% of the respective fund's total assets in securities of companies principally engaged in the real estate industry. Each of the VK Real Estate Securities Fund and the U.S. Real Estate Fund also engages in certain common investment practices such as the purchase and sale of securities on a "when issued" and "delayed delivery" basis, the ability to borrow up to a certain percentage of its net assets in order to pay for redemptions, to utilize options, futures and options on futures, to engage in repurchase agreements and to invest up to a certain percentage of its assets in restricted securities and illiquid securities. To the extent that the investment objectives and investment policies and practices of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar, the risks associated with an investment in the funds are similar.

  Investment in either of the VK Real Estate Securities Fund or the U.S. Real Estate Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.

  CONCENTRATION. Although the funds do not invest directly in real estate, investments in the funds generally will be subject to the risks associated with real estate because of their policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income: changes in neighborhood values; the appeal of properties to tenants and changes in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks. If the funds have rental income or income from the disposition of real property acquired as a result of a default on securities the funds own, the receipt of such income may adversely affect their ability to retain their tax status as regulated investment companies.

  Real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The funds indirectly bear their proportionate share of any expenses paid by the real estate investment trusts in which they invest.

  Because the funds concentrate their investments in securities of real estate companies the funds may be more susceptible than investment companies without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

DIFFERENCES IN RISKS

  The VK Real Estate Securities Fund and the U.S. Real Estate Fund engage in some dissimilar investment practices. To the extent that the investment practices of the funds differ, the risks associated with an investment in the VK Real Estate Securities Fund are different from the risks associated with an investment in the U.S. Real Estate Fund. An investment in the VK Real Estate Securities Fund may not be appropriate for all U.S. Real Estate Fund shareholders. For a complete description of the risks of an investment in the VK Real Estate Securities Fund, see the sections in the VK Fund Prospectus entitled "Investment Objective and Policies," "Risk Factors" and "Investment Practices." For a complete description of the risks of an investment in the U.S. Real Estate Fund, see the sections in the Series Fund Prospectus entitled "Investment Objectives and Policies," "Additional Investment Information" and "Investment Limitations."

  DIVERSIFICATION. The U.S. Real Estate Fund is a non-diversified investment company. The VK Real Estate Securities Fund is a diversified investment company. A non-diversified investment company such as the U.S. Real Estate Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and as a result, may be subject to greater risks involving a single corporate, economic, political or regulatory occurrence than a diversified investment company such as the VK Real Estate Securities Fund. A diversified investment company such as the VK Real Estate Securities Fund, however, is less likely to benefit from a single corporate economic, political or regulatory event that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the VK Real Estate Securities Fund or the U.S. Real Estate Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the VK Real Estate Securities Fund would acquire all of the assets and the liabilities of the U.S. Real Estate Fund portfolio of the Series Fund on the date of the Closing in consideration for Class A, B and C shares of the VK Real Estate Securities Fund.

  Subject to the U.S. Real Estate Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the VK Real Estate Securities Fund and the U.S. Real Estate Fund may mutually agree.

  On the date of Closing, the U.S. Real Estate Fund will transfer to the VK Real Estate Securities Fund all of the assets and liabilities of the U.S. Real Estate Fund. The VK Real Estate Fund will in turn transfer to the U.S. Real Estate Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the U.S. Real Estate Fund transferred to the VK Real Estate Securities Fund as of the date of Closing, as determined in accordance with the valuation method described in the VK Real Estate Securities Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the VK Real Estate Securities Fund and the U.S. Real Estate Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The U.S. Real Estate Fund expects to distribute the Class A, B and C shares of the VK Real Estate Securities Fund to the shareholders of the U.S. Real Estate Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board.

  The VK Real Estate Securities Fund and the U.S. Real Estate Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1. the approval of the Reorganization by the U.S. Real Estate Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the VK Real Estate Securities Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the U.S. Real Estate Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of U.S. Real Estate Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the U.S. Real Estate Fund's shareholders and that the interests of the U.S. Real Estate Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the VK Real Estate Securities Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.01 per share.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the VK Real Estate Securities Fund are entitled to one vote per share on matters as to which they are entitled to vote.

  The VK Real Estate Securities Fund is an open-end management investment company registered with the SEC under the 1940 Act. The U.S. Real Estate Fund operates as a series of the Series Fund, also an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the VK Real Estate Securities Fund, as well as shareholders of the U.S. Real Estate Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the U.S. Real Estate Fund or VK Real Estate Securities Fund may request that the respective board of trustees/directors call a shareholders' meeting for the purpose of voting upon the removal of trustees/directors.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the VK Real Estate Securities Fund will establish an account for each U.S. Real Estate Fund shareholder containing the appropriate number of shares of the VK Real Estate Securities Fund. The shareholder services and shareholder programs of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are substantially identical. Shareholders of the U.S. Real Estate Fund who are accumulating U.S. Real Estate Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to U.S. Real Estate Fund shares, will retain the same rights and privileges after the Reorganization in connection with the VK Real Estate Securities Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the VK Real Estate Securities Fund. Van Kampen Trust Company will continue to serve as custodian for the assets of U.S. Real Estate Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.

  It will not be necessary for shareholders of the U.S. Real Estate Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the U.S. Real Estate Fund, such certificates will become null and void. However, U.S. Real Estate Fund shareholders holding such certificates may want to present such certificates to receive certificates of the VK Real Estate Securities Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the U.S. Real Estate Fund and shareholders of the VK Real Estate Securities Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the U.S. Real

Estate Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their U.S. Real Estate Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.


  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. It is a condition to closing that the VK Real Estate Securities Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:


    1. The acquisition by the VK Real Estate Securities Fund of the assets of the U.S. Real Estate Fund in exchange solely for Class A, B and C shares of the VK Real Estate Securities Fund and the assumption by the VK Real Estate Securities Fund of the liabilities of the U.S. Real Estate Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

    2. No gain or loss will be recognized by the U.S. Real Estate Fund or the VK Real Estate Securities Fund upon the transfer to the VK Real Estate Securities Fund of the assets of the U.S. Real Estate Securities Fund in exchange solely for the Class A, B and C shares of the VK Real Estate Securities Fund and the assumption by the VK Real Estate Securities Fund of the liabilities of the U.S. Real Estate Fund.

    3. The VK Real Estate Securities Fund's basis in the U.S. Real Estate Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the U.S. Real Estate Fund immediately prior to the transfer, and the VK Real Estate Securities Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the U.S. Real Estate Fund.

    4. No gain or loss will be recognized by the shareholders of the U.S. Real Estate Fund upon the exchange of their shares of the U.S. Real Estate Fund for the Class A, B or C shares of the VK Real Estate Securities Fund.

    5. The aggregate tax basis in the Class A, B and C shares of the VK Real Estate Securities Fund received by the shareholders of the U.S. Real Estate

       Fund will be the same as the aggregate tax basis of the shares of the U.S. Real Estate Fund surrendered in exchange therefor. See "Continuation of Shareholder Accounts and Plans; Share Certificates" above.

    6. The holding period of the Class A, B and C shares of the VK Real Estate Securities Fund received by the shareholders of the U.S. Real Estate Fund will include the holding period of the shares of the U.S. Real Estate Fund surrendered in exchange therefor if such surrendered shares of the U.S. Real Estate Fund are held as capital assets by such shareholder.

  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the VK Real Estate Securities Fund and the U.S. Real Estate Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the U.S. Real Estate Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.

  The VK Real Estate Securities Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the U.S. Real Estate Fund and its shareholders.

EXPENSES


  The expenses of the Reorganization, including expenses incurred by the U.S. Real Estate Fund, generally will be borne by the VK Real Estate Securities Fund in the event the Reorganization is completed. Management believes that shareholders of the VK Real Estate Fund will be the primary beneficiaries of benefits from the Reorganization due to anticipated decreases in its operating expenses. See the "Expense Comparison Table" above. Management of the U.S. Real Estate Fund and the VK Real Estate Securities Fund estimates total Reorganization costs of approximately $136,000. In addition, as part of the Reorganization, the U.S. Real Estate Fund will write-off the remaining unamortized organizational expenses of approximately $7,000, which will be reimbursed by Advisory Corp., in its capacity as the investment adviser of the U.S. Real Estate Fund. In the event the Reorganization is not completed, Van Kampen will bear the costs associated with the Reorganization. The Board of Trustees and the Board of Directors have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.


  As noted above, shareholders of the U.S. Real Estate Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT
  RESTRICTIONS OF THE VK REAL ESTATE SECURITIES FUND

  Approval of the Reorganization will constitute the ratification by U.S. Real Estate Fund shareholders of the investment objective, investment policies and investment restrictions, distribution plan and advisory agreement of the VK Real Estate Securities Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the U.S. Real Estate Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the VK Real Estate Securities Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the VK Real Estate Securities Fund and the U.S. Real Estate Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the VK Real Estate Securities Fund and a Director of the U.S. Real Estate Fund.

D. RECOMMENDATION OF THE BOARD

  The Board of Directors has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the U.S. Real Estate Fund. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND


  At the close of business on October 8, 1998, there were 3,809,941 Class A shares, 5,785,667 Class B shares and 1,455,135 Class C shares, respectively, of the VK Real Estate Securities Fund. As of such date, the trustees and officers of the VK Real Estate Securities Fund as a group own less than 1% of the shares of the VK Real Estate Securities Fund. As of such date, no person was known by the VK Real Estate Securities Fund to own beneficially or of record as much as 5% of the Class A, B or C shares or Class B shares of the VK Real Estate Securities Fund except as follows: Van Kampen Trust Company, 2806 Post Oak Blvd., Houston, Texas 77056 owns 13.42% of Class A shares, 8.53% of Class B shares and 6.49% of

Class C shares; MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr. Jacksonville, FL 32246-6484 owns 9.91% of Class B shares and 6.67% of Class C shares; and PaineWebber for the sole benefit of Schoellkopf Shenandosh Partnership, Ltd., 3303 Lee Parkway, Dallas, TX 75218-5109 owns 5.13% of Class C shares.



  At the close of business on October 8, 1998, the record date with respect to the Special Meeting, there were 1,061,250 Class A shares, 1,039,684 Class B shares and 249,430 Class C shares, respectively, of the U.S. Real Estate Fund. As of such date, the trustees and officers of the U.S. Real Estate Fund as a group own less than 1% of the outstanding shares of the U.S. Real Estate Fund. As of such date, no person was known by the U.S. Real Estate Fund to own beneficially or of record as much as 5% of the Class A, B or C shares of the U.S. Real Estate Fund except as follows: Charles Schwab & Co. Inc., for the exclusive benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owns 8.77% of Class A shares; PaineWebber for the benefit of Aspire Partners LP, c/o Global Direct Mail 22 Harbor Drive, Port Washington, NY 11050-2524 owns 36.52% of Class A shares; and Dain Rauscher Inc. FBD Lancaster Ventures LLC, P.O. Box 6368, Lincoln, NE 68506-0368 owns 10.13% of Class C shares.


B. SHAREHOLDER PROPOSALS

  As a general matter, the VK Real Estate Securities Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the VK Real Estate Securities Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the VK Real Estate Securities Fund or the U.S. Real Estate Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the U.S. Real Estate Fund are entitled to one vote per share on matters as to which they are entitled to vote. The U.S. Real Estate Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the U.S. Real Estate Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the

Reorganization. Abstentions and broker non-votes do not count as votes "FOR" a proposal and are treated as votes "AGAINST". One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the U.S. Real Estate Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the U.S. Real Estate Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.


  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE U.S. REAL ESTATE FUND ENTITLED TO VOTE.


  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the U.S. Real Estate Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  Proxies of shareholders of the U.S. Real Estate Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of Advisory Corp., Asset Management, Van Kampen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $4,500, plus reasonable expenses.


November 4, 1998


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
      VK REAL ESTATE SECURITIES FUND AND U.S. REAL ESTATE FUND PERFORMANCE

  Management's Discussion of the VK Real Estate Securities Fund's Performance as of the Annual Report dated December 31, 1997.

                             LETTER TO SHAREHOLDERS

February 1, 1998

Dear Shareholder,

  The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

  These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

  Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only

1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

  Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

  But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

  Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned
30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

  We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen American Capital
Asset Management, Inc.                       Asset Management, Inc.


           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997
            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

                                        A SHARES   B SHARES   C SHARES
                                        --------   --------   --------
Total Returns
  One year total return based on
    NAV(1)............................    20.66%     19.76%     19.78%
  One-year total return(2)............    14.91%     15.76%     18.78%
  Life-of-Fund average annual total
    return(2)*........................    18.43%     18.71%     19.22%
  Commencement Date...................  06/09/94   06/09/94   06/09/94

---------------
(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

* Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

  See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

  Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

  Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

         - Illustrate the general market environment in which your investments are being managed

         - Reflect the impact of favorable market trends or difficult market conditions

         - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Real Estate Securities Fund vs. Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (June 30, 1994 through December 31, 1997)

                                    [CHART]

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE:

  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue chip performance.

FEDERAL RESERVE BOARD (FED):

  A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING:

  An investing strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their expected earnings growth.

NET ASSET VALUE (NAV):

  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO:

  The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REAL ESTATE INVESTMENT TRUSTS (REITS):

  Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

STANDARD AND POOR'S 500-STOCK INDEX:

  An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:

  The estimated or determined worth of a stock, based on its price relative to its earnings.

VALUE INVESTING:

  A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below the value that investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

  We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces that shaped the markets during the most recent fiscal year. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

   Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A   A strong U.S. economy and a cooperative bond market in the past year were beneficial to the real estate industry, which continues on the path of recovery that began in 1993. While the total return for the period was not as great as the one generated a year earlier, it was solid and more in line with the type of returns that we believe investors can expect at this point in the real estate cycle. Real estate investments generally tracked the Standard & Poor's 500-Stock Index, but displayed defensive characteristics during the more volatile periods in the broader market, particularly in the latter part of the year.


The past 12 months were characterized by numerous mergers and acquisitions in the real estate market. An impressive total of 15 public transactions occurred, most notably Equity Office Properties' surprising merger with rival Beacon Office Properties, and Starwood Lodging's successful bid for ITT Corp. Public mergers in 1997 totaled $26.7 billion, representing a significant increase from the year before, in which six public REIT mergers accounted for only $5.0 billion. Companies were able to finance these transactions through an active issuance market, with an estimated $39 billion in debt and equity capital raised by the end of the year.

   Q   HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?


   A   We continued to support the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium; in that environment, understanding asset value is critical. As a result, our security-selection process is based on finding those stocks that we believe offer the best value relative to their underlying net property assets. While real estate cycles in the physical property market can last for long periods of time, valuations in the public markets can fluctuate quite rapidly. This caused us to over-and underweight property sectors throughout the year despite conditions in the physical market. Our investment style led us to overweight positions in the office and high-end hotel sectors, which contributed handsomely to the Fund's returns for the year. In addition, our value style of investing allowed the Fund to perform particularly well during times of greatest market volatility.

   Q   WHAT WAS THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD?


   A   The Fund achieved a total return of 20.66 percent (Class A shares at net asset value) for the 12-month period ended December 31, 1997. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 10.98 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 33.31 percent in the 12 months ended December 31, 1997. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

   Q WHAT FACTORS OR SECTORS CONTRIBUTED TO THE FUND'S SUCCESS OVER ITS FISCAL YEAR?


   A   With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.5 percent in 1996, of which 19.0 percent occurred in the fourth quarter (with a 12.2 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of this year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.

Our sector weightings and stock selection within sectors also contributed to the Fund's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance during the past six months, and our overweighted positions in these sectors positively contributed to the total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Fund's success. For additional Fund portfolio highlights, please refer to page eight.

   Q   WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET AND FOR THE FUND?


   A   As we continue to advance in this current real estate recovery cycle, we see more property sectors approaching equilibrium, or a balanced supply-and-demand equation. We are also beginning to see greater amounts of development in many property sectors due to the fact that rental rates have recovered greatly. In many cases, the new development is justified. We do not yet feel that we are at a level of development that will bring about the demise of this cycle; nonetheless, it is incumbent upon us to be alert and increasingly careful in our company analysis and stock selection. For example, in calculating the net asset value for some of the Southeastern multi-family companies, we have computed a greater vacancy rate, because certain markets in this region have excess supply. In addition, we are attempting to focus our investments in companies that have a Northeastern or West Coast focus when possible; these are markets in which is it very difficult to develop, so we believe the supply-and-demand balance will remain in check.

In conclusion, we believe that, as the real estate cycle ages, understanding the underlying real estate value of these securities will become increasingly important. In this environment, we feel strongly that our value style of investing will prevail.


 /s/ RUSSEL C. PLATT                 /s/ THEODORE R. BIGMAN

Russel C. Platt                     Theodore R. Bigman
Portfolio Manager                   Portfolio Manager

                              PORTFOLIO HIGHLIGHTS

                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG TERM INVESTMENTS

                                 AS OF                AS OF
                             JUNE 30, 1997       DECEMBER 31, 1997
Taubman Centers, Inc. ......... 5.5% ................... 1.9%
Chateau Properties, Inc. ...... 4.8% ................... 5.5%
Arden Realty Group, Inc. ...... 4.7% ................... 2.3%
Nationwide Health Properties,
  Inc. ........................ 4.7% ................... 4.8%
Bay Apartment Communities,
  Inc. ........................ 4.3% ................... 3.5%
Host Marriott Corp. ........... 4.2% ................... 2.1%
Essex Property Trust,
  Inc. ........................ 4.0% ................... 4.0%
Pacific Gulf Properties,
  Inc. ........................ 3.8% ................... 2.6%
Capstar Hotel Co. ............. 3.7% ................... N/A
Brandywine Realty Trust ....... 3.6% ................... 3.7%

N/A=Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997            AS OF JUNE 30, 1997
Office/Industrial.......... 28.9%  Office/Industrial..........  25.2%
Apartments................. 19.5%  Apartments.................  19.6%
Hotel & Lodging............ 11.3%  Hotel & Lodging............  13.9%
Shopping Malls............. 10.7%  Shopping Malls.............  11.1%
Shopping Centers...........  7.4%  Healthcare Facilities......  10.4%

  Management's Discussion of the U.S. Real Estate Fund's Performance as of the Annual Report dated June 30, 1998.

                             LETTER TO SHAREHOLDERS

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

                  COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

DIVERSIFIED                         7.5
LAND                                0.5
LODGING/RESORTS                     8.5
OFFICE/INDUSTRIAL                  37.8
RESIDENTIAL                        19.5
RETAIL                             17.4
SELF STORAGE                        4.3
SHORT-TERM INVEST-
MENT                                1.5
OTHER                               3.0

                                                  TOTAL RETURNS**
                                      ----------------------------------------
                                                              AVERAGE ANNUAL
                                           ONE YEAR          SINCE INCEPTION
                                      ------------------    ------------------
                                       WITH      WITHOUT     WITH      WITHOUT
                                       SALES      SALES      SALES      SALES
                                      CHARGE*    CHARGE     CHARGE*    CHARGE
------------------------------------------------------------------------------
Class A Shares                         2.04%      8.27%     18.66%     21.93%
------------------------------------------------------------------------------
Class B Shares                         2.48%      7.23%     19.75%     20.86%
------------------------------------------------------------------------------
Class C Shares                         6.24%      7.20%     20.87%     20.87%
------------------------------------------------------------------------------
NAREIT Equity Index                      N/A      8.05%        N/A     20.69%
------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.

** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

     MEASUREMENT
       PERIOD
       (FISCAL            U.S. REAL         U.S. REAL         U.S. REAL
        YEAR            ESTATE FUND -     ESTATE FUND -     ESTATE FUND -         NAREIT
      COVERED)             CLASS A           CLASS B           CLASS C         EQUITY INDEX
5/1/96                             9500             10000             10000             10000
6/30/96                            9965              9954             10372             10289
6/30/97                           13528             13669             14067             12854
6/30/98                           14496             15086             15088             13133

TOP FIVE HOLDINGS

                                                                   PERCENT OF
                  ISSUER                          INDUSTRY         NET ASSETS
-----------------------------------------------------------------------------
Arden Realty Group, Inc.                      Office/Industrial       5.1%
-----------------------------------------------------------------------------
Chateau Communities, Inc. REIT                   Residential          5.0%
-----------------------------------------------------------------------------
CarrAmerica Realty Corp. REIT                 Office/Industrial       4.9%
-----------------------------------------------------------------------------
Starwood Lodging Trust REIT                    Lodging/Resorts        4.6%
-----------------------------------------------------------------------------
Brookfield Properties Corp.                        Office             4.4%
-----------------------------------------------------------------------------

TOP FIVE SECTORS

                                                                    PERCENT
                                                                      OF
                                                          VALUE       NET
                       SECTOR                             (000)     ASSETS
---------------------------------------------------------------------------
Office/Industrial                                        $13,718     37.8%
---------------------------------------------------------------------------
Residential                                                7,061     19.5%
---------------------------------------------------------------------------
Retail                                                     6,319     17.4%
---------------------------------------------------------------------------
Lodging/Resorts                                            3,071      8.5%
---------------------------------------------------------------------------
Diversified                                                2,716      7.5%
---------------------------------------------------------------------------

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.

Past performance is not predictive of future performance.

  The investment objective of the Van Kampen U.S. Real Estate Fund, formerly the Morgan Stanley U.S. Real Estate Fund, is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

  For the year ended June 30, 1998, the Fund had a total return of 8.27 percent for the Class A shares at net asset value (NAV), as compared to 8.05 percent for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

  Following a difficult first quarter, the second quarter provided very little improvement for REIT investors. The NAREIT Equity Index declined 4.59 percent for the quarter, and was down 5.03 percent at the end of the reporting period. This represents the first time that the REIT market provided a negative total return on a quarterly basis since the first quarter of 1995. As is the pattern in the REIT market, the second half of the year provides the majority of the performance; this was true in the second half of 1997, with third and fourth quarter returns of 11.8 percent and 1.8 percent, respectively.

  In the first quarter, the key reason for the difficulties in REIT prices appeared to be technical -- the continued strength in the U.S. equity market led many non-dedicated real estate investors to move funds to the broad market from the REIT sector. In the second quarter, however, the continuation of price weakness led to a greater focus on real estate fundamentals. As the U.S. real estate cycle continues to age, the level of new construction has begun to raise concerns among real estate industry participants. Specifically, markets are being gauged for a view as to when supply will surpass demand. Since the public market tends to look to the future, we can expect multiples to contract in anticipation of a deterioration in fundamentals.

  After three years of strong performance, the sector is faced with competing rallying cries of both REIT bulls and bears. One group of analysts finds value in the sector by demonstrating the large disparity between the relative average multiple of the S&P 500 versus REITs. These analysts cite REITs for providing defensive characteristics and portfolio diversification. The bears point to the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other favorite criticisms advanced by the bears include the notion that the REIT sector's reliance on raising equity capital to grow creates a supply-demand imbalance for REIT shares, thus keeping a ceiling on share prices. This opinion reflects the idea that non-dedicated investors will continue to avoid the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.

  As we have discussed, the multifamily and industrial markets have already achieved equilibrium, with limited pockets of current supply problems. Despite a rapidly accelerating pace of new office development, the potential for widespread occupancy pressures from this sector does not appear on the horizon until 1999 or 2000. New development is confined primarily to sunbelt suburban locations and is only lightly scattered in a number of central business districts. In the hotel sector, although recent concerns were focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. The reason that potential oversupply in the hotel sector creates greater concern than in other sectors is that the typical lease in a hotel is only one night, creating the potential for a rapid deterioration of the operating environment. In light of the strong economy, retail sales have been buoyant, leading to strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

  It is not surprising that the equity offering calendar has become very light, and that the few deals that were completed in the quarter were priced at far lower levels than were desired by issuers. This is in contrast to 1997, which featured a record level of new equity issuance. Given current valuations, we expect that a number of the IPOs that have been filed will be postponed until the market recovers. In addition, a number of companies that made large acquisitions and that expected to complete equity follow-on offerings need to carefully study alternative options. Clearly, if current pricing levels persist, the rapid pace of equity securitization will slow as companies become reluctant or unable to raise equity capital to finance their growth. This should apply to acquisitions financed by cash as well as to the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat up, given that some companies are trading at or below valuation levels that approximate their private real estate value.

  The current market also may require a change of focus by the majority of the REIT analyst community. The recent focus has been on setting targets for a company's annual acquisitions pace and utilizing these targets to establish estimates of funds from operations (FFO) per share. Since this analysis is highly dependent on projecting future equity issuance and the corresponding price for that issuance, current FFO estimates have become suspect. Our style of focusing on NAV per share does not face this issue. However, to the extent that we have attributed some portion of the NAV to "development value," we must analyze the feasibility of a REIT completing its identified projects. We have spent considerable time discussing the attitude of management toward enhancing shareholder value by focusing on internal growth, development and redevelopment of assets, stock buybacks, and the sale of non-strategic assets.

  The REIT market has come under pressure by selling from non-dedicated investors. These investors were heavily concentrated in larger-capitalization companies, particularly those focusing in the office and hotel sectors (which were the two best-performing sectors over the last three years). We have continued to shape the portfolio with companies that we feel offer attractive fundamental valuations relative to their underlying real estate value. As a result, we added a number of large-cap companies that have faced the greatest price compression. From a top-down perspective, we significantly added to the office sector as a result of price declines. Previously, we attempted to overweight the office sector due to favorable fundamentals, but lofty prices caused us to temper that overweighting. High prices in the office sector were the result of external growth expectations, which are in the process of being downgraded. Despite price pressure in the hotel sector, we modestly decreased our exposure due to the concerns discussed above. In order to pay for additions to the office sector, we decreased our exposure to both multifamily and health care. These two sectors were modestly valued and did not suffer the same declines in share price.

IMPORTANT FUND UPDATE

  On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen Real Estate Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to December 31, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

  Your Fund and the Van Kampen Real Estate Securities Fund have substantially similar investment objectives, policies and practices, and are managed by the same portfolio management team. The Van Kampen Fund's investment objective is to provide shareholders with long-term growth of capital, with current income as a secondary objective.

Russell Platt
Portfolio Manager

Theodore R. Bigman
Portfolio Manager

FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
VAN KAMPEN
REAL ESTATE SECURITIES FUND

1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Investment Adviser of the VK Real Estate Securities Fund
VAN KAMPEN
ASSET MANAGEMENT INC.

1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Distributor of the VK Real Estate Securities Fund
VAN KAMPEN FUNDS INC.

1 Parkview Plaza


Oakbrook Terrace, IL 60181-5555


Transfer Agent of the VK Real Estate Fund
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Custodian of the VK Real Estate Securities Fund
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Legal Counsel of the VK Real Estate Securities Fund
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants of the VK Real Estate Securities Fund
PRICEWATERHOUSECOOPERS LLP
200 East Randolph
Chicago, IL 60601

                           PROSPECTUS/PROXY STATEMENT

                     VAN KAMPEN REAL ESTATE SECURITIES FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                        VAN KAMPEN U.S. REAL ESTATE FUND


                                NOVEMBER 4, 1998

 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
PROPOSAL 1: THE PROPOSED REORGANIZATION.............................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the VK Real Estate Securities Fund and the
            U.S. Real Estate Fund...................................       6
B.      RISK FACTORS................................................      20
          Similarity of Risks.......................................      20
          Differences in Risks......................................      21
C.      THE PROPOSED REORGANIZATION.................................      22
          Terms of the Agreement....................................      22
          Description of Securities to be Issued....................      23
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      24
          Federal Income Tax Consequences...........................      24
          Expenses..................................................      26
          Ratification of Investment Objective, Investment Policies
            and Investment Restrictions of the VK Real Estate
            Securities Fund.........................................      27
          Legal Matters.............................................      27
D.      RECOMMENDATION OF THE BOARD.................................      27
OTHER INFORMATION...................................................      27
A.      SHAREHOLDERS OF THE VK REAL ESTATE SECURITIES FUND AND THE
          U.S. REAL ESTATE FUND.....................................      27
B.      SHAREHOLDER PROPOSALS.......................................      28
VOTING INFORMATION AND REQUIREMENTS.................................      28
EXHIBIT A: MANAGEMENT'S DISCUSSION OF VK REAL ESTATE SECURITIES FUND
  AND U.S. REAL ESTATE FUND PERFORMANCE.............................     A-1

                             VAN KAMPEN FUNDS LOGO

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                                  Real Estate

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                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND
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    Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end investment company, commonly known as a mutual fund. The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry" company is a company that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. There is no assurance that the Fund will achieve its investment objectives.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 30, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL(SM)
                               ------------------
                    THIS PROSPECTUS IS DATED APRIL 30, 1998.

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                               TABLE OF CONTENTS
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                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      6
Annual Fund Operating Expenses and Example..................      7
Financial Highlights........................................      9
The Fund....................................................     11
Investment Objectives and Policies..........................     11
Risk Factors................................................     15
Investment Practices........................................     16
Investment Advisory Services................................     21
Alternative Sales Arrangements..............................     22
Purchase of Shares..........................................     25
Shareholder Services........................................     35
Redemption of Shares........................................     39
Distribution and Service Plans..............................     43
Distributions from the Fund.................................     45
Tax Status..................................................     45
Fund Performance............................................     50
Description of Shares of the Fund...........................     52
Additional Information......................................     53
Appendix -- Description of Bond Ratings.....................     54

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

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                               PROSPECTUS SUMMARY
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THE FUND. Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICY AND RISKS. The Fund seeks to achieve its investment objectives by investing principally in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry" company is a company that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investments in debt securities will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P"), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Van Kampen American Capital Asset Management, Inc. to be of comparable quality. Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. There can be no assurance that the Fund will achieve its investment objectives.

Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. The Fund will be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Fund. The market value of debt securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risks connected with investment in Real Estate Securities, see "Risk Factors."

  The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objectives and Policies -- Foreign Securities."

  The Fund may purchase or sell debt securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Fund may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve risks different from those associated with direct investments in underlying securities. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) are distributed quarterly. Net capital gains, if any, are distributed at least annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

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SHAREHOLDER TRANSACTION EXPENSES
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                                   CLASS A         CLASS B        CLASS C
                                   SHARES          SHARES          SHARES
                                   -------         -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    4.75%(1)        None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................     None           None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                        Year
  redemption proceeds)..........     None(2)    Year 1--4.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed)...........     None           None            None
Exchange fee....................     None           None            None

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(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

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ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
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                                              CLASS A    CLASS B    CLASS C
                                               SHARES     SHARES     SHARES
                                              --------   --------   --------
Management Fees (as a percentage of average
  daily net assets).........................   1.00%      1.00%      1.00%
12b-1 Fees (as a percentage of average daily
  net assets)(1)............................   0.25%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average
  daily net assets).........................   0.52%      0.52%      0.52%
Total Fund Operating Expenses (as a
  percentage of average daily net assets)...   1.77%      2.52%      2.52%

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(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                                 ONE    THREE   FIVE     TEN
EXAMPLE:                                         YEAR   YEARS   YEARS   YEARS
--------                                         ----   -----   -----   -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an operating
  expense ratio of 1.77% for Class A shares,
  2.52% for Class B shares and 2.52% for Class
  C shares, (ii) a 5.00% annual return and
  (iii) redemption at the end of each time
  period:
    Class A....................................  $65    $101    $139    $246
    Class B....................................  $66    $108    $149    $267*
    Class C....................................  $36    $ 78    $134    $286
You would pay the following expenses on the
  same $1,000 investment assuming no redemption
  at the end of each time period:
    Class A....................................  $65    $101    $139    $246
    Class B....................................  $26    $ 78    $134    $267*
    Class C....................................  $26    $ 78    $134    $286
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* Based on conversion to Class A shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

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FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------
  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last four fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                               CLASS A SHARES
                                                              -------------------------------------------------
                                                                                                 JUNE 9, 1994
                                                                                               (COMMENCEMENT OF
                                                                                                  INVESTMENT
                                                                 YEAR ENDED DECEMBER 31,        OPERATIONS) TO
                                                              -----------------------------      DECEMBER 31,
                                                               1997       1996      1995(a)        1994(a)
                                                              -------    -------    -------    ----------------
Net Asset Value, Beginning of the Period....................  $13.008    $ 10.00    $ 9.27          $9.43
                                                              -------    -------    ------          -----
 Net Investment Income......................................     .364       .351       .27            .23
 Net Realized and Unrealized Gain/Loss......................    2.220      3.514       .85          (.18)
                                                              -------    -------    ------          -----
Total from Investment Operations............................    2.584      3.865      1.12            .05
                                                              -------    -------    ------          -----
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................     .380       .380     .2456           .153
 Return of Capital Distribution.............................      -0-        -0-     .1444           .057
 Distributions from Net Realized Gain.......................    1.402       .477       -0-            -0-
                                                              -------    -------    ------          -----
Total Distributions.........................................    1.782       .857       .39            .21
                                                              -------    -------    ------          -----
Net Asset Value, End of the Period..........................  $13.810    $13.008    $10.00          $9.27
                                                              =======    =======    ======          =====
Total Return(b).............................................   20.66%     39.82%    12.39%           .24%(c)
Net Assets at End of the Period (In millions)...............  $  51.3    $  23.3    $  8.5          $ 4.6
Ratio of Expenses to Average Net Assets**...................    1.77%      2.60%     2.67%          1.26%
Ratio of Net Investment Income to Average Net Assets**......    2.77%      3.21%     2.92%          4.28%
Portfolio Turnover..........................................     159%        97%       94%            28%*
Average Commission Paid Per Equity Share Traded(d)..........  $ .0594    $ .0486        --             --
*Non-Annualized
**If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      N/A      2.61%     3.16%          3.03%
Ratio of Net Investment Income to Average Net Assets........      N/A      3.19%     2.44%          2.52%

                               (Table and footnotes continued on following page)

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FINANCIAL HIGHLIGHTS -- (CONTINUED)
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                                               CLASS B SHARES                                     CLASS C SHARES
                              ------------------------------------------------   ------------------------------------------------
                                                                JUNE 9, 1994                                       JUNE 9, 1994
                                                              (COMMENCEMENT OF                                   (COMMENCEMENT OF
                                                                 INVESTMENT                                         INVESTMENT
                                 YEAR ENDED DECEMBER 31,       OPERATIONS) TO       YEAR ENDED DECEMBER 31,       OPERATIONS) TO
                              -----------------------------     DECEMBER 31,     -----------------------------     DECEMBER 31,
                               1997       1996      1995(a)       1994(a)         1997       1996      1995(a)       1994(a)
                              -------    -------    -------   ----------------   -------    -------    -------   ----------------
Net Asset Value, Beginning
 of the Period..............  $13.008    $ 10.00    $ 9.28         $9.43         $12.999    $  9.99    $ 9.28         $9.43
                              -------    -------    ------         -----         -------    -------    ------         -----
 Net Investment Income......     .272       .266       .19           .20            .271       .266       .20           .22
 Net Realized and Unrealized
   Gain/Loss................    2.206      3.519      .843        (1.76)           2.206      3.520      .823        (.178)
                              -------    -------    ------         -----         -------    -------    ------         -----
Total from Investment
 Operations.................    2.478      3.785     1.033          .024           2.477      3.786     1.023          .042
                              -------    -------    ------         -----         -------    -------    ------         -----
Less:
 Distributions from and in
   Excess of Net Investment
   Income...................     .284       .300      .197         .1268            .284       .300      .197         .1399
 Return of Capital
   Distribution.............      -0-        -0-      .116         .0472             -0-        -0-      .116         .0521
 Distributions from Net
   Realized Gain............    1.402       .477       -0-           -0-           1.402       .477       -0-           -0-
                              -------    -------    ------         -----         -------    -------    ------         -----
Total Distributions.........    1.686       .777      .313          .174           1.686       .777      .313          .192
                              -------    -------    ------         -----         -------    -------    ------         -----
Net Asset Value, End of the
 Period.....................  $13.800    $13.008    $10.00         $9.28         $13.790    $12.999    $ 9.99         $9.28
                              =======    =======    ======         =====         =======    =======    ======         =====
Total Return(b).............   19.76%     38.82%    11.37%         (.04%)(c)      19.78%     38.86%    11.26%          .15%(c)
Net Assets at End of the
 Period (In millions).......  $  73.2    $  26.5    $ 12.0         $ 9.1         $  17.4    $   7.7    $  3.1         $ 1.3
Ratio of Expenses to Average
 Net Assets**...............    2.52%      3.37%     3.50%         1.84%           2.52%      3.38%     3.54%         1.62%
Ratio of Net Investment
 Income to Average Net
 Assets**...................    2.03%      2.39%     2.07%         3.81%           2.00%      2.39%     2.11%         3.92%
Portfolio Turnover..........     159%        97%       94%           28%*           159%        97%       94%           28%*
Average Commission Paid Per
 Equity Share Traded(d).....  $ .0594    $ .0486        --            --         $ .0594    $ .0486        --            --
*Non-Annualized
**If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets.................      N/A      3.39%     3.99%         3.60%             N/A      3.40%     4.03%         3.38%
Ratio of Net Investment
 Income to Average Net
 Assets.....................      N/A      2.37%     1.58%         2.05%             N/A      2.38%     1.62%         2.15%

------------
N/A = Not applicable.
(a)Based on average shares outstanding.
(b)Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c)Total Return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

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THE FUND
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  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
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INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  GENERAL. The Fund's primary investment objective is to seek to provide shareholders with long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities, which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry" company is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investments in debt securities will be rated, at the time of investment, at least Baa by Moody's, BBB by S&P, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Fund may invest more than 25% of its total assets in the real estate industry.

  Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

  The Fund may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Objectives and Policies -- Foreign Securities." The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Related Options" and the Statement of Additional Information.

  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments as described below. The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there are extraordinary risks in being invested primarily in Real Estate Securities.

  There can be no assurance that the Fund will achieve its investment objectives.

  The investment objectives and policies, the percentage limitations, and the kinds of securities in which the Fund may invest generally are not fundamental policies and may be changed by the Trustees. Certain limitations as described under "Investment Practices -- Investment Restrictions" are fundamental and can be changed only by action of the shareholders. If there is a change in the objectives of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  SHORT-TERM INVESTMENTS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in securities issued by foreign issuers of developed countries of similar quality as the securities described above as determined by the Adviser. Some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

  The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, generally have less trading volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could have an adverse affect on the Fund's ability to purchase and sell portfolio securities in a timely fashion. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than costs associated with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  FOREIGN CURRENCY TRANSACTIONS. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

  The Fund also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment for such security is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline.

Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.
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RISK FACTORS
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  Although the Fund does not invest directly in real estate, an investment in the Fund generally will be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants and changes in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

  Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. Real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund indirectly will bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests.

  Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

  Additional information about the Fund's investment practices and the risks associated with such practices are contained in "Investment Objectives and Policies" and "Investment Practices" herein and in the Statement of Additional Information.

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INVESTMENT PRACTICES
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  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest more than 15% of its net assets in repurchase agreements that do not mature within seven days and in any other illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and the Fund would incur losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund that would not be available to the Fund if it invested separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Fund's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms which are affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  PORTFOLIO TURNOVER. The Fund may purchase and sell securities without regard to the length of time the security will be or has been held. The annual portfolio turnover rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate would occur, for example, if all the securities held by the Fund were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. High portfolio turnover also may result in realization of short-term capital gains if securities are held for one year or less which may be subject to applicable income taxes. See "Tax Status."

  RESTRICTED SECURITIES. The Fund generally may invest up to 15% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Trustee-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation on restricted securities are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and related options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.

  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparty") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities described below. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets.

  Potential Risks of Options, Futures Contracts and Related Options. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those associated with direct investments in the underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities, including certain OTC Options deemed illiquid and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  FORWARD COMMITMENTS. The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may settle a Forward Commitment by either taking delivery of the securities or reselling or repurchasing a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

  The Fund maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Commitment sale) with the Fund's Custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

  1. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (iii) an exemption or other relief from the provisions of the 1940 Act.

  3. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

  4. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (iii) an exemption or other relief from the provisions of the 1940 Act.

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

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INVESTMENT ADVISORY SERVICES
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  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Board believes it is justified by the special nature of the Fund and it is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS,

Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time the Adviser or Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.").

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Russell C. Platt and Theodore R. Bigman have been primarily responsible for the day-to-day management of the Fund's investment portfolio since January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.

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ALTERNATIVE SALES ARRANGEMENTS
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  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of

$1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.

  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for amounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put

100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions From the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

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PURCHASE OF SHARES
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  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The terms "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The

Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) unlisted securities and listed securities for which the last sale price is not available are valued at the last reported bid price, (iv) options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices, and (v) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Fund. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the number of days remaining until maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                    REALLOWED TO
                                                       AS % OF         DEALERS
              SIZE OF                   AS % OF       NET AMOUNT      (AS % OF
            INVESTMENT               OFFERING PRICE    INVESTED    OFFERING PRICE)
----------------------------------------------------------------------------------
Less than $100,000.................    4.75%           4.99%         4.25%
$100,000 but less than $250,000....    3.75%           3.90%         3.25%
$250,000 but less than $500,000....    2.75%           2.83%         2.25%
$500,000 but less than
  $1,000,000.......................    2.00%           2.04%         1.75%
$1,000,000 or more*................      *               *             *
----------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors or their authorized dealers must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value, and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the

      Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

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                                              CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                           DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------------------------------------------------------------------
First.....................................................................4.00%
Second....................................................................4.00%
Third.....................................................................3.00%
Fourth....................................................................2.50%
Fifth.....................................................................1.50%
Sixth and after............................................................None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to buy Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.

  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares generally annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder;
(ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

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SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus or by calling (800) 341-2911 or ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same class and of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each Fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such Fund.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may be exchanged only upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such request.

  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vkac.com for further instruction. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VKAC nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

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REDEMPTION OF SHARES
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  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256.

Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P. O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received.

Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to a bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust
Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given, and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen

American Capital Trust Company for repayment of principal, and interest, on their borrowings on such plans.

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DISTRIBUTION AND SERVICE PLANS
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  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $2,203,968 and $119,214 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 3.01% and 0.68% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the

Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

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DISTRIBUTIONS FROM THE FUND
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  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from net investment income (including but not limited to dividends received by the Fund from in its investments in stocks and interest earned from other investments) are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly as dividends to shareholders. Dividends automatically are applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund at least annually distributes to shareholders its net capital gains, which are the excess of the Fund's net long-term capital gains, if any, on the sale of securities during the year over its net short-term capital losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."

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TAX STATUS
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  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.

  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders.

Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum net capital gains tax rate for corporations remains at 35%. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain distributions received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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FUND PERFORMANCE
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  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Class A shares' total return figures include the maximum sales charge of 4.75%; Class B shares' and Class C shares' total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone number and address printed on the cover of this prospectus.

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DESCRIPTION OF SHARES OF THE FUND
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  The Fund was originally incorporated in Maryland on April 14, 1994. The Fund was reorganized as a business trust under the laws of the State of Delaware as of August 19, 1995 and adopted its current name at that time.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

------------------------------------------------------------------------------
APPENDIX--DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1.  An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3.  There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S RATINGS GROUP

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS

  Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

                                          VAN KAMPEN AMERICAN CAPITAL
                                          REAL ESTATE SECURITIES FUND
                                          One Parkview Plaza
                                          Oakbrook Terrace, IL 60181

                                          Investment Adviser

                                          VAN KAMPEN AMERICAN CAPITAL
                                          ASSET MANAGEMENT, INC.
                                          One Parkview Plaza
                                          Oakbrook Terrace, IL 60181

                                          Distributor

                                          VAN KAMPEN AMERICAN CAPITAL
                                          DISTRIBUTORS, INC.
                                          One Parkview Plaza
                                          Oakbrook Terrace, IL 60181

                                          Transfer Agent

                                          ACCESS INVESTOR SERVICES, INC.
                                          P.O. Box 418256
                                          Kansas City, MO 64141-9256
                                          Attn: Van Kampen American Capital Real
                                                Estate Securities Fund
EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR                   Custodian
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE                      STATE STREET BANK AND
NUMBER--(800) 341-2911                    TRUST COMPANY
                                          225 West Franklin Street
PROSPECTIVE INVESTORS--CALL               P.O. Box 1713
YOUR BROKER OR (800) 421-5666             Boston, MA 02105-1713
                                          Attn: Van Kampen American Capital Real
DEALERS--FOR DEALER                             Estate Securities Fund
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,                  Legal Counsel
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                   SKADDEN, ARPS, SLATE
NUMBER--(800) 421-5666                    MEAGHER & FLOM (ILLINOIS)
                                          333 West Wacker Drive
FOR SHAREHOLDER AND                       Chicago, IL 60606
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS                        Independent Accountants
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833                       PRICE WATERHOUSE LLP
                                          200 East Randolph Drive
FOR AUTOMATED TELEPHONE                   Chicago, IL 60601
SERVICES
DIAL (800) 847-2424

 ------------------------------------------------------------------------------

                                  REAL ESTATE
                                SECURITIES FUND

 ------------------------------------------------------------------------------



                              P R O S P E C T U S

                                 APRIL 30, 1998









         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                       SUPPLEMENT DATED JULY 14, 1998 TO THE

        PROSPECTUS DATED SEPTEMBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                         JANUARY 2, 1998 AND MARCH 9, 1998
                      VKAC GLOBAL GOVERNMENT SECURITIES FUND

        PROSPECTUS DATED SEPTEMBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                   MARCH 9, 1998
                                 VKAC RESERVE FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                         JANUARY 2, 1998 AND MARCH 9, 1998
                        VKAC SHORT-TERM GLOBAL INCOME FUND
                            VKAC STRATEGIC INCOME FUND
                                 VKAC UTILITY FUND
                               VKAC PROSPECTOR FUND
                     MORGAN STANLEY EMERGING MARKETS DEBT FUND
                      MORGAN STANLEY GLOBAL FIXED INCOME FUND
                          MORGAN STANLEY HIGH YIELD FUND
                     MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                       MORGAN STANLEY GROWTH AND INCOME FUND
                        MORGAN STANLEY EUROPEAN EQUITY FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                 JANUARY 2, 1998, MARCH 9, 1998 AND MARCH 13, 1998
                               VKAC HIGH YIELD FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                 JANUARY 2, 1998, MARCH 9, 1998 AND MARCH 25, 1998
                            VKAC AGGRESSIVE GROWTH FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                 JANUARY 2, 1998, MARCH 9, 1998 AND APRIL 21, 1998
                       MORGAN STANLEY AGGRESSIVE EQUITY FUND
                        MORGAN STANLEY AMERICAN VALUE FUND
                        MORGAN STANLEY MID CAP GROWTH FUND
                       MORGAN STANLEY U.S. REAL ESTATE FUND
                             MORGAN STANLEY VALUE FUND
                         MORGAN STANLEY ASIAN GROWTH FUND
                       MORGAN STANLEY EMERGING MARKETS FUND
                         MORGAN STANLEY GLOBAL EQUITY FUND
                   MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                     MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                        MORGAN STANLEY JAPANESE EQUITY FUND
                        MORGAN STANLEY LATIN AMERICAN FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
          JANUARY 2, 1998, MARCH 9, 1998, APRIL 23, 1998 AND MAY 12, 1998
                        VKAC GREAT AMERICAN COMPANIES FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                  JANUARY 2, 1998, MARCH 9, 1998 AND MAY 12, 1998
                                 VKAC GROWTH FUND
                                  VKAC PACE FUND

         PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                   MARCH 9, 1998
                             VKAC TAX FREE MONEY FUND

         PROSPECTUS DATED DECEMBER 29, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                         JANUARY 2, 1998 AND MARCH 9, 1998
                             VKAC CORPORATE BOND FUND
                             VKAC EMERGING GROWTH FUND
                       VKAC HIGH INCOME CORPORATE BOND FUND

         PROSPECTUS DATED JANUARY 28, 1998, AS PREVIOUSLY SUPPLEMENTED ON
                                   MARCH 9, 1998
                       VKAC U.S. GOVERNMENT TRUST FOR INCOME

                        PROSPECTUS DATED FEBRUARY 17, 1998
                          VKAC SMALL CAPITALIZATION FUND

                          PROSPECTUS DATED MARCH 30, 1998
                            VKAC GROWTH AND INCOME FUND
                          VKAC HIGH YIELD MUNICIPAL FUND

                          PROSPECTUS DATED APRIL 27, 1998
                           VKAC FOREIGN SECURITIES FUND

                          PROSPECTUS DATED APRIL 30, 1998
                             VKAC U.S. GOVERNMENT FUND
                         VKAC INSURED TAX FREE INCOME FUND
                       VKAC CALIFORNIA INSURED TAX FREE FUND
                          VKAC TAX FREE HIGH INCOME FUND
                            VKAC MUNICIPAL INCOME FUND
                   VKAC INTERMEDIATE TERM MUNICIPAL INCOME FUND
                     VKAC FLORIDA INSURED TAX FREE INCOME FUND
                        VKAC NEW YORK TAX FREE INCOME FUND
                      VKAC PENNSYLVANIA TAX FREE INCOME FUND
                                VKAC COMSTOCK FUND
                              VKAC EQUITY INCOME FUND
                          VKAC GLOBAL MANAGED ASSETS FUND
                          VKAC GOVERNMENT SECURITIES FUND
                                 VKAC HARBOR FUND
                            VKAC LIFE INVESTMENT TRUST

                       VKAC LIMITED MATURITY GOVERNMENT FUND
                         VKAC REAL ESTATE SECURITIES FUND

          PROSPECTUS DATED APRIL 30, 1998, AS PREVIOUSLY SUPPLEMENTED ON
                                   MAY 12, 1998
                               VKAC ENTERPRISE FUND
                            VKAC LIFE INVESTMENT TRUST

     The Board of Trustees or the Board of Directors, as the case may be (the "Board"), of each of the funds listed above (the "Funds") recently approved changing the name of each Fund. The Funds' name changes coincide with recent name changes affecting the Funds' investment advisers, distributor and shareholder service/transfer agent as well as the name of the parent corporation for such entities. As shown below, each of these Van Kampen-related service providers is truncating or changing its name to coordinate and simplify the mutual fund operations under the Van Kampen brand name. Likewise, the Board approved similarly changing the names of the existing Van Kampen American Capital retail open-end funds and the existing Morgan Stanley retail open-end funds which are serviced by these Van Kampen-related service providers also to emphasize the Van Kampen brand name and better coordinate the Van Kampen family of funds. For Funds organized as business trusts (or series of business trusts) or corporations (or series of corporations), the Board authorized name changes to the respective business trust names or corporation names in addition to changing the Funds' names.

     Effective July 14, 1998, all references in the attached prospectus to the names of Van Kampen-related service providers (and their parent) and the Fund name and, where applicable, the business trust or corporate name of which the Fund is a series, will refer to the new names shown in the schedule below.

               CURRENT SERVICE PROVIDER NAME                                   NEW SERVICE PROVIDER NAME
               -----------------------------                                   -------------------------
Van Kampen American Capital, Inc.                             Van Kampen Investments Inc.
Van Kampen American Capital Asset Management, Inc.            Van Kampen Asset Management Inc.
Van Kampen American Capital Investment Advisory Corp.         Van Kampen Investment Advisory Corp.
Van Kampen American Capital Distributors, Inc.                Van Kampen Funds Inc.
ACCESS Investor Services, Inc.                                Van Kampen Investor Services Inc.

                        CURRENT NAME                                                    NEW NAME
                        ------------                                                    --------
Van Kampen American Capital U.S. Government Trust             Van Kampen U.S. Government Trust
 Van Kampen American Capital U.S. Government Fund              Van Kampen U.S. Government Fund
Van Kampen American Capital Tax Free Trust                    Van Kampen Tax Free Trust
 Van Kampen American Capital Insured Tax Free Income Fund      Van Kampen Insured Tax Free Income Fund
 Van Kampen American Capital Tax Free High Income Fund         Van Kampen Tax Free High Income Fund
 Van Kampen American Capital California Insured Tax Free       Van Kampen California Insured Tax Free Fund
   Fund
 Van Kampen American Capital Municipal Income Fund             Van Kampen Municipal Income Fund
 Van Kampen American Capital Intermediate Term Municipal       Van Kampen Intermediate Term Municipal Income Fund
   Income Fund
 Van Kampen American Capital Florida Insured Tax Free Income   Van Kampen Florida Insured Tax Free Income Fund
   Fund
 Van Kampen American Capital New York Tax Free Income Fund     Van Kampen New York Tax Free Income Fund
Van Kampen American Capital Trust                             Van Kampen Trust
 Van Kampen American Capital High Yield Fund                   Van Kampen High Yield Fund
 Van Kampen American Capital Short-Term Global Income Fund     Van Kampen Short-Term Global Income Fund
 Van Kampen American Capital Strategic Income Fund             Van Kampen Strategic Income Fund
Van Kampen American Capital Equity Trust                      Van Kampen Equity Trust
 Van Kampen American Capital Utility Fund                      Van Kampen Utility Fund
 Van Kampen American Capital Great American Companies Fund     Van Kampen Great American Companies Fund
 Van Kampen American Capital Growth Fund                       Van Kampen Growth Fund
 Van Kampen American Capital Prospector Fund                   Van Kampen Prospector Fund
 Van Kampen American Capital Aggressive Growth Fund            Van Kampen Aggressive Growth Fund
Van Kampen American Capital Pennsylvania Tax Free Income      Van Kampen Pennsylvania Tax Free Income
 Fund                                                         Fund
Van Kampen American Capital Tax Free Money Fund               Van Kampen Tax Free Money Fund
Van Kampen American Capital Foreign Securities Fund           Van Kampen Foreign Securities Fund
Van Kampen American Capital Comstock Fund                     Van Kampen Comstock Fund
Van Kampen American Capital Corporate Bond Fund               Van Kampen Corporate Bond Fund

                        CURRENT NAME                                                    NEW NAME
                        ------------                                                    --------
Van Kampen American Capital Emerging Growth Fund              Van Kampen Emerging Growth Fund
Van Kampen American Capital Enterprise Fund                   Van Kampen Enterprise Fund
Van Kampen American Capital Equity Income Fund                Van Kampen Equity Income Fund
Van Kampen American Capital Global Managed Assets Fund        Van Kampen Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund        Van Kampen Government Securities Fund
Van Kampen American Capital Growth and Income Fund            Van Kampen Growth and Income Fund
Van Kampen American Capital Harbor Fund                       Van Kampen Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund   Van Kampen High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust             Van Kampen Life Investment Trust
Van Kampen American Capital Limited Maturity Government Fund  Van Kampen Limited Maturity Government Fund
Van Kampen American Capital Pace Fund                         Van Kampen Pace Fund
Van Kampen American Capital Real Estate Securities Fund       Van Kampen Real Estate Securities Fund
Van Kampen American Capital Reserve Fund                      Van Kampen Reserve Fund
Van Kampen American Capital Small Capitalization Fund         Van Kampen Small Capitalization Fund
Van Kampen American Capital Tax-Exempt Trust                  Van Kampen Tax-Exempt Trust
 Van Kampen American Capital High Yield Municipal Fund         Van Kampen High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income  Van Kampen U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust      Van Kampen World Portfolio Series Trust
 Van Kampen American Capital Global Government Securities      Van Kampen Global Government Securities Fund
   Fund
Morgan Stanley Fund, Inc.                                     Van Kampen Series Fund, Inc.
 Morgan Stanley Aggressive Equity Fund                         Van Kampen Aggressive Equity Fund
 Morgan Stanley American Value Fund                            Van Kampen American Value Fund
 Morgan Stanley Asian Growth Fund                              Van Kampen Asian Growth Fund
 Morgan Stanley Emerging Markets Fund                          Van Kampen Emerging Markets Fund
 Morgan Stanley Emerging Markets Debt Fund                     Van Kampen Emerging Markets Debt Fund
 Morgan Stanley European Equity Fund                           Van Kampen European Equity Fund
 Morgan Stanley Global Equity Fund                             Van Kampen Global Equity Fund
 Morgan Stanley Global Equity Allocation Fund                  Van Kampen Global Equity Allocation Fund
 Morgan Stanley Global Fixed Income Fund                       Van Kampen Global Fixed Income Fund
 Morgan Stanley Growth and Income Fund                         Van Kampen Growth and Income Fund II
 Morgan Stanley High Yield Fund                                Van Kampen High Yield & Total Return Fund
 Morgan Stanley International Magnum Fund                      Van Kampen International Magnum Fund
 Morgan Stanley Japanese Equity Fund                           Van Kampen Japanese Equity Fund
 Morgan Stanley Latin American Fund                            Van Kampen Latin American Fund
 Morgan Stanley Mid Cap Growth Fund                            Van Kampen Mid Cap Growth Fund
 Morgan Stanley U.S. Real Estate Fund                          U.S. Real Estate Fund
 Morgan Stanley Value Fund                                     Van Kampen Value Fund
 Morgan Stanley Worldwide High Income Fund                     Van Kampen Worldwide High Income Fund

                     VAN KAMPEN REAL ESTATE SECURITIES FUND
    SUPPLEMENT DATED AUGUST 28, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998.

     The prospectus, as previously supplemented, is being further amended and supplemented to reflect the Board of Trustees appointment of Morgan Stanley Asset Management Inc. ("MSAM") as Subadviser to the Fund effective October 1, 1998. The addition of MSAM will not impact the Fund's portfolio management team or the day to day management of the Fund and will not result in any increase of the Fund's expenses. The Prospectus is amended and supplemented as follows:

     The section of the Prospectus captioned "Prospectus Summary" is hereby amended with the following:

     INVESTMENT ADVISERS. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

     The first and second paragraphs of the section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" is hereby supplemented with the following:

     ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and its asset allocation features and it is not necessarily higher than the fees charged by certain mutual funds with an investment objective and investment policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Investor Services, Van Kampen or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein. Pursuant to the Sub-advisory Agreement, the Subadvisory receives on an annual basis 50% of the compensation received by the Adviser.

     From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may be established.

     The section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" hereby is supplemented by adding the following:

     THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group, Inc. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international equities and fixed income securities. At June 30, 1998, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $167 billion. The Subadviser is a leader in the real estate capital markets with 25 years of real estate financing experience. The Subadviser has dedicated over 200 employees worldwide to real estate securities research and market analysis and manages over $4 billion in private real estate investment partnerships. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.
                                                                  REAL  SPT  898

              Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                SUBJECT TO COMPLETION -- DATED NOVEMBER 4, 1998


                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                                1 PARKVIEW PLAZA


                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                 (800) 421-5666

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                        VAN KAMPEN U.S. REAL ESTATE FUND


                             DATED NOVEMBER 4, 1998


                             ---------------------


     This Statement of Additional Information provides information about the Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), an open-end management investment company organized as a Delaware business trust, in addition to information contained in the Prospectus/Proxy Statement of the VK Real Estate Securities Fund, dated November 4, 1998, which also serves as the proxy statement of the Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), a series of the Van Kampen Series Fund, Inc., an open-end management investment company organized as a Maryland corporation ("Series Fund"), in connection with the issuance of Class A, B and C shares of the VK Real Estate Securities Fund to shareholders of the U.S. Real Estate Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the VK Real Estate Securities Fund located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or (800) 421-5666).


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization of the U.S. Real Estate Fund........   2
Additional Information About the VK Real Estate Securities
  Fund......................................................   2
Additional Information About the U.S. Real Estate Fund......   2
Financial Statements........................................   2

     The VK Real Estate Securities Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE U.S. REAL ESTATE FUND

     The shareholders of the U.S. Real Estate Fund are being asked to approve an acquisition of all the assets of the U.S. Real Estate Fund solely in exchange for Class A, B and C shares of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the VK Real Estate Securities Fund and the Series Fund, on behalf of the U.S. Real Estate Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE VK REAL ESTATE SECURITIES FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the VK Real Estate Securities Fund, dated April 30, 1998, as supplemented, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE U.S. REAL ESTATE FUND


     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Series Fund, dated September 30, 1998, attached as Appendix C to this Statement of Additional Information.


FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the VK Real Estate Securities Fund for the fiscal year ended December 31, 1997 as included in Appendix B, (ii) the unaudited financial statements of the VK Real Estate Securities Fund for the semi-annual period ended June 30, 1998, as included in Appendix D hereto, (iii) the audited financial statements of the U.S. Real Estate Fund for fiscal year ended June 30, 1998 as included in Appendix C hereto.

PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix E hereto are unaudited pro forma financial statements of the VK Real Estate Securities Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 1998, (ii) Pro Forma Condensed Statement of Operations for the six months ended June 30, 1998 and (iii) Pro Forma Portfolio of Investments at June 30, 1998.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of
          , 19 , by and between Van Kampen Real Estate Securities Fund (the "VK Real Estate Securities Fund"), a Delaware business trust formed under the laws of the State of Delaware, and Van Kampen U.S. Real Estate Fund (the
"U.S. Real Estate Fund"), a series of Van Kampen Series Fund, Inc., a Maryland corporation formed under the laws of the State of Maryland (the "Van Kampen Series Fund").


                                  WITNESSETH:

     WHEREAS, the Board of Trustees of the VK Real Estate Securities Fund and the Board of Directors of the Van Kampen Series Fund, on behalf of the U.S. Real Estate Fund have determined that entering into this Agreement for the VK Real Estate Securities Fund to acquire the assets and liabilities of the U.S. Real Estate Fund is in the best interests of the shareholders of each respective fund; and


 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein. and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

     A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the U.S. Real Estate Fund will convey, transfer and deliver to the VK Real Estate Securities Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the U.S. Real Estate Fund (including accrued interest to the Closing Date) acceptable to the VK Real Estate Securities Fund as more fully set forth on Schedule I hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

     B. CONSIDERATION. In consideration thereof, the VK Real Estate Securities Fund agrees that on the Closing Date the VK Real Estate Securities Fund will
(i) deliver to the U.S. Real Estate Fund, full and fractional Class A, Class B and Class C Shares of common stock, par value $0.01 per share, of the VK Real Estate Securities Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the U.S. Real Estate Fund described in Section 3E hereof (the "Liabilities" determined pursuant to Section 3A of this Agreement, (collectively, the "VK Real Estate Securities Fund Shares") and (ii) assume all of the U.S. Real Estate Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of the VK Real Estate Securities Fund to be exchanged shall be carried out to no less than two (2) decimal places. All VK Real Estate Securities Fund Shares delivered to the U.S. Real Estate Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

     CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the U.S. Real Estate Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the VK Real Estate Securities Fund shall deliver to the U.S. Real Estate Fund the VK Real Estate Securities Fund Shares in the amount determined pursuant to Section 1B hereof and the U.S. Real Estate Fund thereafter shall, in order to effect the distribution of such shares to the U.S. Real Estate Fund shareholders, instruct the VK Real Estate Securities Fund to register the pro rata interest in the VK Real Estate Securities Fund Shares (in full and fractional shares) of each of the holders of record of shares of the U.S. Real Estate Fund in accordance with their holdings of either Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the VK Real Estate Securities Fund agrees promptly to comply with said instruction. The VK Real Estate Securities Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

     A. VALUATION. The value of the Assets and Liabilities of the U.S. Real Estate Fund to be transferred and assumed, respectively, by the VK Real Estate Securities Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the VK Real Estate Securities Fund (collectively, the "VK Real Estate Securities Fund Prospectus"), copies of which have been delivered to the U.S. Real Estate Fund.

     B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the VK Real Estate Securities Fund (the "Custodian") for the benefit of the VK Real Estate Securities Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investment Advisory Corp. (the "U.S. Real Estate Adviser").

          C. FAILURE TO DELIVER SECURITIES. If the U.S. Real Estate Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the U.S. Real Estate Fund's securities for the reason that any of such securities purchased by the VK Real Estate Securities Fund have not yet been delivered to it by the U.S. Real Estate Fund's broker or brokers, then, in lieu of such delivery, the U.S. Real Estate Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the VK Real Estate Securities Fund or Custodian, including brokers' confirmation slips.

          D. SHAREHOLDER ACCOUNTS. The VK Real Estate Securities Fund, in order to assist the U.S. Real Estate Fund in the distribution of the VK Real Estate Securities Fund Shares to the U.S. Real Estate Fund shareholders after delivery of the VK Real Estate Securities Fund Shares to the U.S. Real Estate Fund, will establish pursuant to the request of the U.S. Real Estate Fund an open account with the VK Real Estate Securities Fund for each shareholder of the U.S. Real Estate Fund and, upon request by the U.S. Real Estate Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the VK Real Estate Securities Fund then held by the U.S. Real Estate Fund specified in the instruction provided pursuant to Section 2 hereof. The VK Real Estate Securities Fund is not required to issue certificates representing VK Real Estate Securities Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the U.S. Real Estate Fund, certificates representing shares of common stock of the U.S. Real Estate Fund shall become null and void.

          E. LIABILITIES. The Liabilities shall include all of U.S. Real Estate Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.


          F. EXPENSES. In the event that the transactions contemplated herein are consummated, the VK Real Estate Securities Fund agrees to pay for the reasonable outside expenses for the transactions contemplated herein that are solely and directly related to the reorganization within the meaning of Rev. Rule 73-54, 1973-1 C.B. 187; including, but not by way of limitation, the preparation of the VK Real Estate Securities Fund's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the U.S. Real Estate Fund shareholder proxies; the U.S. Real Estate Fund counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and the cost of rendering the tax opinion, more fully referenced in
Section 7F below. Notwithstanding the foregoing, the U.S. Real Estate Adviser will reimburse the U.S. Real Estate Fund for any remaining unamortized organizational costs at the time of closing. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Investments Inc.

          G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the U.S. Real Estate
Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Maryland general corporate law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the U.S. Real Estate Fund. Immediately after the Closing Date, the share transfer books relating to the U.S. Real Estate Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. U.S. REAL ESTATE FUND'S REPRESENTATIONS AND WARRANTIES.

The U.S. Real Estate Fund hereby represents and warrants to the VK Real Estate Securities Fund, which representations and warranties are true and correct on the date hereof, and agrees with the VK Real Estate Securities Fund that:

          A. ORGANIZATION. The Van Kampen Series Fund is a Maryland corporation duly formed and in good standing under the laws of the State of Maryland and is duly authorized to transact business in the State of Maryland. The U.S. Real Estate Fund is a separate series of the Van Kampen Series Fund duly designated in accordance with the applicable provisions of the Van Kampen Series Fund's Articles of Incorporation. The U.S. Real Estate Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the U.S. Real Estate Fund. The U.S. Real Estate Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the U.S. Real Estate Fund.

          B. REGISTRATION. The Van Kampen Series Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration has not been revoked or rescinded. The U.S. Real Estate Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares, par value $0.001 per share, have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

          C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the U.S. Real Estate Fund audited as of and for the year ended June 30, 1998, true and complete copies of which have been heretofore furnished to the VK Real Estate Securities Fund, fairly represent the financial condition and the results of operations of the U.S. Real Estate Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. FINANCIAL STATEMENTS. The U.S. Real Estate Fund shall furnish to the VK Real Estate Securities Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the U.S. Real Estate Fund as complying with the requirements hereof.

          E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the U.S. Real Estate Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the U.S. Real Estate Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the U.S. Real Estate Fund which would, if adversely determined, materially affect the U.S. Real Estate Fund's financial condition. All liabilities were incurred by the U.S. Real Estate Fund in the ordinary course of its business.

          F. MATERIAL AGREEMENTS. The U.S. Real Estate Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the U.S. Real Estate Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the U.S. Real Estate Fund to which the U.S. Real Estate Fund is a party.

          G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later then 30 calendar days after the Closing Date, PricewaterhouseCoopers LLP, accountants for the U.S. Real Estate Fund, shall furnish the VK Real Estate Securities Fund with a statement of the earnings and profits of the U.S. Real Estate Fund within the meaning of the Code as of the Closing Date.

          H. RESTRICTED SECURITIES. None of the securities comprising the assets of the U.S. Real Estate Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the

Securities and Exchange Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of Section 2(a)(41) under the 1940 Act.

          I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the U.S. Real Estate
Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the U.S. Real Estate Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          J. CORPORATE AUTHORITY. The Van Kampen Series Fund and the U.S.
Real Estate Fund have the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the U.S. Real Estate Fund's Board of Directors, and, except for obtaining approval of the holders of the shares of the U.S. Real Estate Fund, no other corporate acts or proceedings by the U.S. Real Estate Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the U.S. Real Estate Fund and constitutes the legal, valid and binding obligation of U.S. Real Estate Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

          K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the U.S. Real Estate Fund does not and will not (i) results in a material violation of any provision of the Articles of Incorporation of the Van Kampen Series Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the U.S. Real Estate Fund, or (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the U.S. Real Estate Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the U.S. Real Estate Fund. Except for a certificate of transfer to be filed in Maryland, no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the U.S. Real Estate Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the U.S. Real Estate Fund of the transactions contemplated by this Agreement.

          L. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the U.S. Real Estate Fund which would materially affect its financial condition.

          M. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the U.S. Real Estate Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

          (2) issued any option to purchase or other right to acquire shares of the U.S. Real Estate Fund granted by the U.S. Real Estate Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the U.S. Real Estate Fund;

          (3) any entering into, amendment or termination of any contract or agreement by U.S. Real Estate Fund, except as otherwise contemplated by this Agreement,

          (4) any indebtedness incurred, other than in the ordinary course of business, by the U.S. Real Estate Fund for borrowed money or any commitment to borrow money entered into by the U.S. Real Estate Fund;

          (5) any amendment of the Van Kampen Series Fund's Articles of Incorporation; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the U.S. Real Estate Fund other than a lien for taxes not yet due and payable.

          N. TITLE. On the Closing Date, the U.S. Real Estate Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the VK Real Estate Securities Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

          O. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform, as it relates to the Van Kampen Series Fund and the U.S. Real Estate Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this
Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the VK Real Estate Securities Fund furnished to the U.S. Real Estate Fund by the VK Real Estate Securities Fund.

          P. TAX QUALIFICATION. The U.S. Real Estate Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

          Q. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the VK Real Estate Securities Fund and those to which the Assets are subject.

          R. U.S. REAL ESTATE FUND LIABILITIES. Except as otherwise provided for herein, the U.S. Real Estate Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the U.S. Real Estate Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE VK REAL ESTATE SECURITIES FUND'S REPRESENTATIONS AND WARRANTIES.

The VK Real Estate Securities Fund hereby represents and warrants to the U.S. Real Estate Fund, which representations and warranties are true and correct on the date hereof, and agrees with the U.S. Real Estate Fund that:

          A. ORGANIZATION. The VK Real Estate Securities Fund is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The VK Real Estate Securities Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the VK Real Estate Securities Fund. The VK Real Estate Securities Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the VK Real Estate Securities Fund.

          B. REGISTRATION. The VK Real Estate Securities Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The VK Real Estate Securities Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, with respect to its activities. All of the outstanding shares of beneficial interest, $0.01 par value, of the VK Real Estate Securities Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters' rights.

          C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the VK Real Estate Securities Fund audited as of and for the year ended December 31, 1997, true and complete copies of which have been heretofore furnished to the U.S. Real Estate Fund, fairly represent the financial condition and the results of operations of the VK Real Estate Securities Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. FINANCIAL STATEMENTS. The VK Real Estate Securities Fund shall furnish to the U.S. Real Estate Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the VK Real Estate Securities Fund as complying with the requirements hereof.

          E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the VK Real Estate Securities Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the VK Real Estate Securities Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the VK Real Estate Securities Fund which would, if adversely determined, materially affect the VK Real Estate Securities Fund's financial condition. All liabilities were incurred by the VK Real Estate Securities Fund in the ordinary course of its business.

          F. MATERIAL AGREEMENTS. The VK Real Estate Securities Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the VK Real Estate Securities Fund Prospectus and Statement of Additional Information there are no material agreements outstanding to which the VK Real Estate Securities Fund is a party.

          G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the VK Real Estate Securities Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the VK Real Estate Securities Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          H. CORPORATE AUTHORITY. The VK Real Estate Securities Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the VK Real Estate Securities Fund's Board of Trustees, no other corporate acts or proceedings by the VK Real Estate Securities Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the VK Real Estate Securities Fund and constitutes a legal, valid and binding obligation of the VK Real Estate Securities Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

          I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the VK Real Estate Securities Fund does not and will not (i) result in a material violation of any provision of the Declaration of Trust of the VK Real Estate Securities Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the VK Real Estate Securities Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the VK Real Estate Securities Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the VK Real Estate Securities Fund. No consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the VK Real Estate Securities Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the VK Real Estate Securities Fund of the transactions contemplated by this Agreement

          J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the VK Real
Estate Securities Fund which would materially affect its financial condition.

          K. SHARES OF THE VK REAL ESTATE SECURITIES FUND: REGISTRATION. The
VK Real Estate Securities Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

          L. SHARES OF THE VK REAL ESTATE SECURITIES FUND: AUTHORIZATION. The shares of beneficial interest of the VK Real Estate Securities Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the VK Real Estate Securities Fund and conform in all material respects to the description thereof contained in the VK Real Estate Securities Fund's Prospectus furnished to the U.S. Real Estate Fund.

          M. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the VK Real Estate Securities Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, or any pending or threatened litigation, results of operations, assets or financial condition.

          N. REGISTRATION STATEMENT The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform, as it relates to the VK Real Estate Securities Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Van Kampen Series Fund or the U.S. Real Estate Fund furnished to the VK Real Estate Securities Fund by the Van Kampen Series Fund or the U.S. Real Estate Fund.

          O. TAX QUALIFICATION. The VK Real Estate Securities Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6. COVENANTS.

          During the period from the date of this Agreement and continuing until the Closing Date the U.S. Real Estate Fund and VK Real Estate Securities Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

          A. OTHER ACTIONS. The U.S. Real Estate Fund and VK Real Estate Securities Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

          B. GOVERNMENT FILINGS; CONSENTS. The U.S. Real Estate Fund and VK Real Estate Securities Fund shall file all reports required to be filed by the U.S. Real Estate Fund and VK Real Estate Securities Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the U.S. Real Estate Fund and the VK Real Estate Securities Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware and the Secretary of the State of the State of Maryland.

          C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the U.S. Real Estate Fund or VK Real Estate Securities Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The U.S. Real Estate Fund shall promptly prepare and file with the SEC the Prospectus/Proxy Statement and the VK Real Estate Securities Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the U.S. Real Estate Fund and its affiliated persons, the VK Real Estate Securities Fund shall only include such information as is approved by the U.S. Real Estate Fund for use in the Registration Statement. The VK Real Estate Securities Fund shall not amend or supplement any such information regarding the VK Real Estate Securities Fund and such affiliates without the prior written consent of the U.S. Real Estate Fund which consent shall not unreasonably withheld or delayed. The VK Real Estate Securities Fund shall promptly notify and provide the U.S. Real Estate Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The VK Real Estate Securities Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The VK Real Estate Securities Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the VK Real Estate Securities Fund's shares of beneficial interest in the transactions contemplated by this Agreement and the U.S. Real Estate Fund shall furnish all information concerning the U.S. Real Estate Fund and the holders of the U.S. Real Estate Fund's shares of common stock as may be reasonably requested in connection with any such action.

          D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the U.S. Real Estate Fund shall make available to the VK Real Estate Securities Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the VK Real Estate Securities Fund shall make available to the U.S. Real Estate Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

          E. SHAREHOLDERS MEETING. The U.S. Real Estate Fund shall call a meeting of the U.S. Real Estate Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the U.S. Real Estate Fund as of the record date for such meeting of shareholders. The Board shall recommend to the U.S. Real Estate Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

          F. COORDINATION OF PORTFOLIOS. The U.S. Real Estate Fund and VK Real Estate Securities Fund covenant and agree to coordinate the respective portfolios of the U.S. Real Estate Fund and VK Real Estate Securities Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the VK Real Estate Securities Fund's portfolio, the resulting portfolio will meet the VK Real Estate Securities Fund's investment objective, policies and restrictions, as set forth in the VK Real Estate Securities Fund's Prospectus, a copy of which has been delivered to the U.S. Real Estate Fund.

          G. DISTRIBUTION OF THE SHARES. At Closing the U.S. Real Estate Fund covenants that it shall cause to be distributed the VK Real Estate Securities Fund Shares in the proper; pro rata amount for the benefit of U.S. Real Estate Fund's shareholders and such that the U.S. Real Estate Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The U.S. Real Estate Fund covenants further that, pursuant to
Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The U.S. Real Estate Fund covenants to use all reasonable efforts to cooperate with the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's transfer agent in the distribution of said shares.

          H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the U.S. Real Estate Fund and the VK Real Estate Securities Fund represents that no agent broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of he transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

          I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

          J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the U.S. Real Estate Fund and the VK Real Estate Securities Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

          K. TAX STATUS OF REORGANIZATION. The intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the VK Real Estate Securities Fund nor the U.S. Real Estate Fund shall take any action, or cause any to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the VK Real Estate Securities Fund and the U.S. Real Estate Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the U.S. Real Estate Fund, to render the tax opinion required herein.

          L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the U.S. Real Estate Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE U.S. REAL ESTATE FUND.

The obligations of the U.S. Real Estate Fund hereunder with respect to the consummation of the reorganization are subject to the satisfaction, or written waiver by the U.S. Real Estate Fund, of the following conditions:

          A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the U.S. Real Estate Fund.

          B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the VK Real Estate Securities Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the VK Real Estate Securities Fund, and the U.S. Real Estate Fund shall have received a certificate of an authorized officer of the VK Real Estate Securities Fund satisfactory in form and substance to the U.S. Real Estate Fund so stating. The VK Real Estate Securities Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.


          C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

          E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent, jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any proceeding by any state local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the VK Real Estate Securities Fund.

          F. TAX OPINION. The U.S. Real Estate Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and U.S. Real Estate Fund, dated as of the Closing
Date, addressed to the Van Kampen Series Fund and the U.S. Real Estate Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

          G. OPINION OF COUNSEL. The U.S. Real Estate Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the VK Real Estate Securities Fund and U.S. Real Estate Fund, dated as of the Closing Date, addressed to the U.S. Real Estate Fund substantially in the form of and to the effect that (i) the VK Real Estate Securities Fund existing in good standing as a business trust under the laws of the State of Delaware; (ii) the VK Real Estate Securities Fund is registered as an open-end, management investment company under the 1940 Act, (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the VK Real Estate Securities Fund and this Agreement has been duly executed and delivered by the VK Real Estate Securities Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the VK Real Estate Securities Fund; (iv) neither the execution or delivery by the VK Real Estate Securities Fund of this Agreement nor the consummation by the VK Real Estate Securities Fund of the transactions contemplated thereby contravene the Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the VK Real Estate Securities Fund as being applicable to the VK Real Estate Securities Fund; (v) to the knowledge of such counsel, based solely on the certificate of an appropriate officer of the VK Real Estate Securities Fund attached thereto, there is no pending or threatened litigation except as described therein; (vi) the VK Real Estate Securities Fund shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Delaware business trust, be validly issued, fully paid and nonassessable, (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the VK Real Estate Securities Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to VK Real Estate Securities Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the VK Real Estate Securities Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them,
(b) the absence of which does not deprive the U.S. Real Estate Fund of any material benefit under the Agreement, or (c) which can be readily obtained without significant delay or expense to the U.S. Real Estate Fund, without loss to the U.S. Real Estate Fund of any material benefit under the Agreement and without any material adverse effect on the U.S. Real Estate Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the VK Real Estate Securities Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the VK Real Estate Securities Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the VK Real Estate Securities Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

          H. OFFICER CERTIFICATES. The U.S. Real Estate Fund shall have received a certificate of an authorized officer of the VK Real Estate Securities Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the U.S. Real Estate Fund.

8. CONDITIONS TO OBLIGATIONS OF VK REAL ESTATE SECURITIES FUND.

The obligations of the VK Real Estate Securities Fund hereunder with respect to the consummation of the reorganization are subject to the satisfaction, or written waiver by the VK Real Estate Securities Fund, of the following conditions:

     A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the U.S. Real Estate Fund.

     B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the U.S. Real Estate Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the U.S. Real Estate Fund, and the VK Real Estate Securities Fund shall have received a certificate of an authorized officer of the U.S. Real Estate Fund satisfactory in form and substance to the VK Real Estate Securities Fund so stating. The U.S. Real Estate Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

     C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the U.S. Real Estate Fund.

     F. TAX OPINION. The VK Real Estate Securities Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and the U.S. Real Estate Fund, dated as of the Closing Date, addressed to the VK Real Estate Securities Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

     G. OPINION OF COUNSEL. The VK Real Estate Securities Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and U.S. Real Estate Fund, dated as of the Closing Date, addressed to the VK Real Estate Securities Fund, substantially in the form and to the effect that (i) the U.S. Real Estate Fund is duly formed and in good standing existing as a corporation under the laws of the State of Maryland; (ii) the Board of Directors has designated the U.S. Real Estate Fund as a series of the Van Kampen Series Fund;(iii) the U.S. Real Estate Fund is registered as an open-end, management investment company under the 1940 Act (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund and this Agreement has been duly executed and delivered by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Van Kampen Series Fund on behalf of U.S. Real Estate Fund; (v) neither the execution or delivery by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund of this Agreement nor the consummation by the Van Kampen Series Fund or the U.S. Real Estate Fund of the transactions contemplated thereby contravene the Van Kampen Series Fund's Articles of Incorporation or, to the best of their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Van Kampen Series Fund as being applicable to the U.S. Real Estate Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the U.S. Real Estate Fund attached thereto, there is no pending, or threatened litigation involving the U.S. Real Estate Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the U.S. Real Estate Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of effectiveness of the portions of the Registration Statement applicable to the Van Kampen Series Fund and U.S. Real Estate Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Maryland or Illinois, or the federal laws of the United States, the consent. approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body except such as have been obtained. Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing: (a) which may be required as a result of the involvement of their parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the VK Real Estate Securities Fund of any material benefit under the Agreements; or (c) which can be readily obtained without significant delay or expense to the VK Real Estate Securities Fund, without loss to the VK Real Estate Securities Fund of any material benefit under the Agreement and without any material adverse effect on the VK Real Estate Securities Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Maryland and Illinois and the federal laws of the United States which, in counsel experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the U.S. Real Estate Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the U.S. Real Estate Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the U.S. Real Estate Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

     H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the VK Real Estate Securities Fund's investment objectives, policies and restrictions as set forth in the U.S Real Estate Fund's Prospectus, a copy of which has been delivered to the U.S. Real Estate Fund.

     I. SHAREHOLDER LIST. The U.S. Real Estate Fund shall have delivered to the VK Real Estate Securities Fund an updated list of all shareholders of the U.S. Real Estate Fund, as reported by the U.S. Real Estate Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the U.S. Real Estate Fund, taxpayer Identification numbers, Form W-9 and last known address.

     J. OFFICER CERTIFICATES. The VK Real Estate Securities Fund should have received a certificate of an authorized officer of the U.S. Real Estate Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Directors and shareholders shall be furnished to the V.K. Real Estate Securities Fund.

9. AMENDMENT, WAIVER AND TERMINATION.

     (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the U.S. Real Estate Fund; provided, however, that after receipt of U.S. Real Estate Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining U.S. Real Estate Fund's shareholder approval thereof.

     (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

     (i) by the mutual consents of the respective Boards of the U.S. Real Estate Fund and the VK Real Estate Securities Fund;

     (ii) by the U.S. Real Estate Fund, if the VK Real Estate Securities Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

     (iii) by the VK Real Estate Securities Fund, if the U.S. Real Estate Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

     (iv) by either the U.S. Real Estate Fund or VK Real Estate Securities Fund, if the Closing has not occurred on or prior to December 31, 1998 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

     (v) by the VK Real Estate Securities Fund in the event that: (a) all the conditions precedent to the U.S. Real Estate Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the VK Real Estate Securities Fund gives the U.S. Real Estate Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the VK Real Estate Securities Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the U.S. Real Estate Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 1998; or

     (vi) by the U.S. Real Estate Fund in the event that: (a) all the conditions precedent to the VK Real Estate Securities Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the U.S. Real Estate Fund gives the VK Real

Estate Securities Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the U.S. Real Estate Fund's obligation to close as set forth in Section 7 of this Agreement; and (c) the VK Real Estate Securities Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 1998.

10. REMEDIES.

     In the event of termination of this Agreement by either or both of the U.S. Real Estate Fund and VK Real Estate Securities Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

     A. SURVIVAL. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the VK Real Estate Securities Fund's and the U.S. Real Estate Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the VK Real Estate Securities Fund or the U.S. Real Estate Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

     B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened, (collectively, the "Losses"): arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense: If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor's shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the U.S. Real Estate Fund shall be addressed to the U.S. Real Estate Fund c/o Van Kampen Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address as the U.S. Real Estate Fund may designate by written notice to the VK Real Estate Securities Fund. Notice to the VK Real Estate Securities Fund shall be addressed to the VK Real Estate Securities Fund c/o Van Kampen Asset Management Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attention: General Counsel, or at such other address and to the attention of such other person as the VK Real Estate Securities Fund may designate by written notice to the U.S. Real Estate Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

The U.S. Real Estate Fund and the VK Real Estate Securities Fund agree that copies of the books and records of the U.S. Real Estate Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the U.S. Real Estate Fund to the VK Real Estate Securities Fund at the Closing Date. In addition to, and without limiting the foregoing, the U.S. Real Estate Fund and the VK Real Estate Securities Fund agree to take such action as may be necessary in order that the VK Real Estate Securities Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Van Kampen Series Fund on behalf of U.S. Real Estate Fund and VK Real Estate Securities Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

Consistent with the VK Real Estate Securities Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by of the Trustees of the VK Real Estate Securities Fund on behalf of the VK Real Estate Securities Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the VK Real Estate Securities Fund individually but binding only upon the assets and property of the VK Real Estate Securities Fund.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                    VAN KAMPEN REAL ESTATE
                                    SECURITIES FUND,
                                    a Delaware business trust


                                    ______________________________________
                                    Dennis J. McDonnell
                                    President


Attest:___________________
Nicholas Dalmaso
Assistant Secretary

                                    VAN KAMPEN SERIES FUND, INC.,
                                    a Maryland corporation on behalf of
                                    VAN KAMPEN U.S. REAL ESTATE FUND



                                    ______________________________________
                                    Dennis J. McDonnell
                                    President



Attest:___________________
Nicholas Dalmaso
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                                   VAN KAMPEN

                          REAL ESTATE SECURITIES FUND

                            Dated April 30, 1998, as

               Supplemented on July 14, 1998 and November 2, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

     Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B- 2
Investment Policies and Techniques..........................  B- 3
Investment Restrictions.....................................  B-11
Trustees and Officers.......................................  B-13
Legal Counsel...............................................  B-22
Investment Advisory Agreement...............................  B-22
Distributor.................................................  B-23
Distribution and Service Plans..............................  B-24
Transfer Agent..............................................  B-25
Portfolio Transactions and Brokerage........................  B-25
Determination of Net Asset Value............................  B-26
Purchase and Redemption of Shares...........................  B-27
Exchange Privilege..........................................  B-29
Tax Status of the Fund......................................  B-29
Fund Performance............................................  B-29
Other Information...........................................  B-30
Report of Independent Accountants...........................  B-31
Financial Statements........................................  B-32
Notes to Financial Statements...............................  B-41

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1998.

GENERAL INFORMATION

     The Fund was incorporated originally in Maryland on April 14, 1994 under the name American Capital Real Estate Securities Fund, Inc. As of August 19, 1995, the Fund was reorganized as a series of Van Kampen American Capital Real Estate Securities Fund (the "Trust"), a business trust organized under the laws of the State of Delaware, and adopted its current name.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates): real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     VKAC's equity fund philosophy is to normally remain fully invested to achieve consistent long-term returns.

     VKAC believes that investment real estate is an asset class that often is overlooked by investors.

     As of April 3, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as set forth below.

                                                               AMOUNT OF       CLASS
                     NAME AND ADDRESS                         OWNERSHIP AT       OF      PERCENTAGE
                         OF HOLDER                           APRIL 3, 1998     SHARES    OWNERSHIP
                     ----------------                        -------------     ------    ----------
Merrill Lynch Pierce                                         666,442 shares     B          11.41%
  Fenner & Smith Inc.                                        124,316 shares     C           9.26%
  Mutual Fund Operations
  Attn Fund Administration
  4800 Deer Lake Dr., E. 3rd FL
  Jacksonville, FL 32246-6484
Van Kampen American Capital Trust                            544,238 shares     A          13.42%
  Company                                                    503,052 shares     B           8.62%
  2800 Post Oak Blvd.                                         94,254 shares     C           7.02%
  Houston, Texas 77056
PaineWebber for the Benefit of                                74,747 shares     C           5.57%
  Schoellkopf Shenandoah
  Partnership, Ltd.
  3303 Lee Parkway
  Suite 405
  Dallas, TX 75219-5109

     Van Kampen American Capital Trust Company acts as custodian for certain employee benefits and individual retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES

     The Fund's primary investment objective is to seek to provide long-term growth of capital. Current income is a secondary investment objective. The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.

DEPOSITARY RECEIPTS

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund sells put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Selling Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Fund may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may sell or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, sellers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a seller of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no purchase price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily transaction costs associated with futures transactions are lower than the transaction costs which would be incurred in the purchase or sale of the underlying securities.

     Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation, or no correlation, between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to predict correctly the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Option on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchange or over-the-counter.

     The Fund will not enter into futures contracts or option transaction (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and sell options on futures contracts. Options on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could sell put options at a lower strike price (a

"put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

     Additional Risks of Options and Futures Transactions. Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash, cash equivalents or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash, cash equivalents or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and

(c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

      5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Fund may hold and sell real estate acquired as a result of the ownership of its securities.

      6. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

      8. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets.

     10. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     In addition to the foregoing fundamental investment policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Fund's Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      3. The Fund may not invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      4. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      5. The Fund may not invest in securities of any company if any officer or trustee/director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      6. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      7. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      8. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President and a Director of VKAC. Chairman and
2800 Post Oak Blvd.                         a Director of the Advisers and the Distributor. Chairman
Houston, TX 77056                           and a Director of ACCESS. Director or officer of certain
Date of Birth: 10/19/39                     other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and other funds advised by the Advisers or Van Kampen
                                            American Capital Management, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex, and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Associate General Counsel and Assistant
  Date of Birth: 03/01/65                                   Secretary of VKAC. Vice President,
                                                            Associate General Counsel and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS,

Van Kampen American Capital or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1994                   $800                   $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                    800                     3,141               60,000             111,197
R. Craig Kennedy*           1995                    800                     2,229               60,000             111,197
Jack E. Nelson*             1995                    800                    15,820               60,000             104,322
Jerome L. Robinson          1995                    800                    32,020               15,750             107,947
Phillip B. Rooney*          1997                    600                         0               60,000              74,697
Dr. Fernando Sisto*         1994                    800                    60,208               60,000             111,197
Wayne W. Whalen*            1995                    800                    10,788               60,000             111,197

---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1997: Mr. Branagan, $800; Ms. Heagy, $800; Mr. Kennedy, $400; Mr. Nelson, $800; Mr. Robinson, $800; Mr. Rooney, $400; Dr. Sisto, $400; and Mr. Whalen, $800. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1997 is as follows: Mr. Branagan, $1,423; Dr. Caruso, $1,730; Mr. Gaughan, $376; Ms. Heagy, $2,225; Mr. Kennedy, $1,504;
    Mr. Lipshie, $0; Mr. Miller, $1,509; Mr. Nelson, $2,600; Mr. Rees, $205; Mr. Robinson, $2,605; Mr. Rooney, $403; Dr. Sisto, $1,654; Mr. Vernon, $0; and Mr. Whalen, $2,600. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the Funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

     As of April 3, 1998, the trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical, and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of 1% of the average daily net assets of the Fund.

     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser received $98,904, $312,156 and $1,010,205, respectively, in advisory fees from the Fund. For such period, the Fund paid $48,971, $58,843 and $31,772, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.

                                                                                        DEALER REALLOWANCES
                                                                          AMOUNTS           RECEIVED BY
                                                  TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                     COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                  ------------------   --------------   -------------------
Fiscal Year Ended December 31, 1995.............       $ 68,340           $ 7,152             $ 3,322
Fiscal Year Ended December 31, 1996.............       $206,662           $21,129            N/A
Fiscal Year Ended December 31, 1997.............       $601,275           $67,390            N/A

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Distributor has entered into an agreement with The Prudential Insurance Company of America under which the Fund shall be offered pursuant to the PruArray Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential for further information concerning the PruArray Program including, but not limited to, minimum size and operational requirements.

     For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $81,025 or 0.25% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class B shares were $488,536 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $379,882 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $108,654 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $163,967 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $124,729 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $39,238 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT

     During the fiscal years ended December 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees, determined on a cost plus profit basis, aggregating $107,182, $115,264 and $199,910, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described herein), on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts, including the Fund, managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     During the fiscal year ended December 31, 1997, the Fund paid $582,776 in brokerage commissions on transactions totalling $253,413,916 to brokers selected primarily on the basis of research services provided to the Adviser.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

     The Fund paid the following commissions to these brokers during the periods shown:

                                                                          AFFILIATED BROKERS
                                                                          ------------------
                                                                           MORGAN     DEAN
                                                               BROKERS    STANLEY    WITTER
                                                               --------   --------   -------
Fiscal year 1995............................................   $ 93,865     N/A         N/A
Fiscal year 1996............................................   $138,961       0         N/A
Fiscal year 1997............................................   $777,851       0      $7,608
Fiscal year 1997 Percentage:
  Commissions with affiliate to total commissions...........         --     N/A       0.98%
  Value of brokerage transactions with affiliate to total
     transactions...........................................         --     N/A       0.07%

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in

New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

LETTER OF INTENT

     The Fund will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding the investor in shares of the Fund the amount of excess sales charges, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the

Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

FUND PERFORMANCE

     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended December 31, 1997 was 14.91% and (ii) the three year and seven month period ended December 31, 1997 was 18.43%. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for (i) the one year period ended December 31, 1997 was 15.76% and (ii) the three year and seven month period ended December 31, 1997 was 18.71%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended December 31, 1997 was 18.78% and (ii) the three year and seven month period ended December 31, 1997 was 19.22%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.

     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     From time to time, in reports or other communications, or in advertising or sales materials the Adviser may graphically illustrate the relative average annual returns of the following categories for the prior 10-year period:
Inflation, Short-Term Government Securities, Long-Term Government Securities, Equity REITs and Common Stocks.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

     The Fund's primary investment objective is to seek to provide long-term growth of capital. Current income is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing principally in securities of companies in the real estate industry. In addition, Fund attempts to remain fully invested to achieve consistent long-term performance. Investment real estate is an asset class that often is overlooked by investors. Now, with many real estate investment trusts being publicly traded, investors have an opportunity to add this important asset to their portfolios.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Real Estate Securities Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Chicago, Illinois
February 6, 1998

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997

Number
of Shares   Description                                                                 Market Value
----------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS  95.6%
            APARTMENTS 18.7%
 12,600     Amli Residential Properties Trust.........................................   $   280,350
112,800     Avalon Properties, Inc....................................................     3,489,750
148,900     Bay Apartment Communities, Inc............................................     5,807,100
155,900     Essex Property Trust, Inc.................................................     5,456,500
 21,900     Irvine Apartment Communities, Inc.........................................       696,694
128,100     Oasis Residential, Inc....................................................     2,858,231
 41,100     Pennsylvania Real Estate Investment.......................................     1,009,519
182,458     Security Capital Atlantic, Inc............................................     3,854,425
122,700     Walden Residential Properties, Inc........................................     3,128,850
                                                                                          ----------
                                                                                          26,581,419
                                                                                          ----------

            DEVELOPMENT  4.7%
192,680     Atlantic Gulf Communities Corp. (a).......................................       867,060
 24,741     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B (a).........       247,410
 35,402     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B,
            144A - Private Placement (a) (b)..........................................       354,020
 49,482     Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
            Class A, B and C, expiring 06/23/04 (a)...................................        72,805
100,191     Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each
            Class A, B and C, expiring 06/24/01, 144A
            - Private Placement (a) (b)...............................................             0
212,500     Brookfield Properties Corp................................................     3,542,375
 85,300     Brookfield Properties Corp. - Common Share Installment Receipts (a).......     1,013,364
 28,400     Catellus Development Corp. (a)............................................       568,000
                                                                                          ----------
                                                                                           6,665,034
                                                                                          ----------

            HEALTHCARE FACILITIES  6.2%
252,500     Nationwide Health Properties, Inc.........................................     6,438,750
 62,690     Omega Healthcare Investors, Inc...........................................     2,421,401
                                                                                          ----------
                                                                                           8,860,151
                                                                                          ----------

            HOTEL & LODGING  10.9%
 68,000     American General Hospitality Corp.........................................     1,819,000
147,300     Capstar Hotel Co. (a).....................................................     5,054,231
122,600     Extended Stay America, Inc. (a)...........................................     1,524,838

                                               See Notes to Financial statements

                               December 31, 1997

Number
of Shares    Description                                                           Market Value
-----------------------------------------------------------------------------------------------
             HOTEL & LODGING  (CONTINUED)
    292,600  Host Marriott Corp. (a)..............................................  $ 5,742,275
     52,500  Suburban Lodges of America, Inc. (a).................................      698,906
     24,900  Vail Resorts, Inc. (a)...............................................      645,844
                                                                                    -----------
                                                                                     15,485,094
                                                                                    -----------
             MANUFACTURED HOME COMMUNITIES  6.6%
    208,094  Chateau Properties, Inc..............................................    6,554,961
    104,000  Manufactured Home Communities, Inc...................................    2,808,000
                                                                                    -----------
                                                                                      9,362,961
                                                                                    -----------
             OFFICE/INDUSTRIAL  27.7%
    210,600  Arden Realty Group, Inc..............................................    6,475,950
    156,000  Bedford Property Investors, Inc......................................    3,412,500
    193,600  Brandywine Realty Trust..............................................    4,864,200
    141,000  CarrAmerica Realty Corp..............................................    4,467,939
     63,986  Equity Office Properties Trust.......................................    2,019,558
    143,900  Great Lakes REIT, Inc................................................    2,797,056
    219,900  Pacific Gulf Properties, Inc.........................................    5,222,625
    174,200  Prime Group Realty Trust.............................................    3,527,550
     46,800  Reckson Associates Realty Corp.......................................    1,187,550
     97,900  Trizec Hahn Corp.....................................................    2,270,056
    199,020  Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)....    3,109,688
                                                                                    -----------
                                                                                     39,354,672
                                                                                    -----------
             PRODUCER MANUFACTURING  0.1%
      1,300  ITT Corp. (a)........................................................      107,738
                                                                                    -----------
             SELF-STORAGE  3.2%
     33,500  Public Storage, Inc..................................................      984,062
    120,900  Shurgard Storage Centers, Inc., Class A..............................    3,506,100
                                                                                    -----------
                                                                                      4,490,162
                                                                                    -----------
             SHOPPING CENTERS  7.2%
    160,400  Burnham Pacific Properties, Inc......................................    2,456,125
    179,500  Federal Realty Investment Trust......................................    4,622,125
     22,300  First Washington Realty Trust, Inc. - Preferred Ser A
             (Convertible into 28,589 common shares)..............................      747,050

                              December 31, 1997

Number
of Shares    Description                                                               Market Value
---------------------------------------------------------------------------------------------------
                ...................................................................
             SHOPPING CENTERS (CONTINUED)
    70,500   Pan Pacific Retail Properties, Inc....................................    $  1,506,937
       800   Ramco-Gershenson Properties Trust.....................................          15,750
    59,900   Western Investment Real Estate Trust..................................         823,625
                                                                                       ------------
                                                                                         10,171,612
                                                                                       ------------
             SHOPPING MALLS 10.3%
   137,400   CBL & Associates Properties, Inc......................................       3,392,062
    90,400   First Union Real Estate Investments...................................       1,469,000
   572,800   Taubman Centers, Inc..................................................       7,446,400
    65,800   Urban Shopping Centers, Inc...........................................       2,294,775
                                                                                       ------------
                                                                                         14,602,237
                                                                                       ------------
TOTAL COMMON AND PREFERRED STOCKS  95.6%...........................................     135,681,080
                                                                                       ------------

CONVERTIBLE CORPORATE OBLIGATIONS  0.5%
Brookfield Properties Corp. - Installment Receipts
Representing Subordinated Debenture
($868,400 par, 6.00% coupon, 02/14/07 maturity)....................................         698,107
                                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $121,582,426)..............................................................     136,379,187
Repurchase Agreement  5.4%
Swiss Bank Corp. ($7,660,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/97,
to be sold on 01/02/98 at $7,662,596) (Cost $7,660,000)............................       7,660,000
                                                                                       ------------

TOTAL INVESTMENTS 101.5%
  (Cost $129,242,426)..............................................................     144,039,187

LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%).......................................      (2,091,581)
                                                                                       ------------
NET ASSETS  100.0%.................................................................    $141,947,606
                                                                                       ============

(a)  Non-income producing security as this stock does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

ASSETS:
Total Investments (Cost $129,242,426)..............................................    $144,039,187
Receivables:
 Fund Shares Sold..................................................................       1,060,434
 Dividends.........................................................................         887,143
 Investments Sold..................................................................         320,287
 Interest..........................................................................          17,416
Unamortized Organizational Costs...................................................           4,403
Other..............................................................................             977
                                                                                       ------------
 Total Assets......................................................................     146,329,847
                                                                                       ------------
LIABILITIES:
Payables:
 Investments Purchased.............................................................       3,881,015
 Distributor and Affiliates........................................................         126,860
 Investment Advisory Fee...........................................................         114,763
 Income Distributions..............................................................          91,318
 Fund Shares Repurchased...........................................................          69,474
 Custodian Bank....................................................................          10,660
Trustees' Deferred Compensation and Retirement Plans...............................          22,858
Accrued Expenses...................................................................          65,293
                                                                                       ------------
 Total Liabilities.................................................................       4,382,241
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
NET ASSETS CONSIST OF:
Capital............................................................................    $124,906,541
Net Unrealized Appreciation........................................................      14,796,761
Accumulated Net Realized Gain......................................................       2,266,205
Accumulated Distributions in Excess of Net Investment Income.......................         (21,901)
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $51,313,568 and 3,715,666 shares of beneficial interest issued and
    outstanding)...................................................................          $13.81
  Maximum sales charge (4.75%* of offering price)..................................             .69
                                                                                       ------------
  Maximum offering price to public.................................................          $14.50
                                                                                       ============
 Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $73,198,558 and 5,304,248 shares of beneficial interest issued and
    outstanding)...................................................................          $13.80
                                                                                       ============
 Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $17,435,480 and 1,264,396 shares of beneficial interest issued and
    outstanding)...................................................................          $13.79
                                                                                       ============

*On sales of $100,000 or more, the sales charge will be reduced.

                            STATEMENT OF OPERATIONS

                     For the Year ended December 31, 1997

INVESTMENT INCOME:
Dividends............................................................................  $  4,183,631
Interest.............................................................................       406,183
                                                                                       ------------
 Total Income........................................................................     4,589,814
                                                                                       ------------
EXPENSES:
Investment Advisory Fee..............................................................     1,010,205
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $93,668,
   $506,509 and $130,234, respectively)..............................................       730,411
Shareholder Services.................................................................       268,613
Registration and Filing Fees.........................................................        80,023
Trustees' Fees and Expenses..........................................................        13,143
Legal................................................................................         4,517
Amortization of Organizational Costs.................................................         3,397
Other................................................................................       155,948
                                                                                       ------------
 Total Expenses......................................................................     2,266,257
                                                                                       ------------
NET INVESTMENT INCOME................................................................  $  2,323,557
                                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................................................  $ 15,177,147
                                                                                       ------------
Unrealized Appreciation/Depreciation
 Beginning of the Period.............................................................    11,896,592
 End of the Period...................................................................    14,796,761
                                                                                       ------------
Net Unrealized Appreciation During the Period........................................     2,900,169
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN.....................................................  $ 18,077,316
                                                                                       ============
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................................  $ 20,400,873
                                                                                       ============

                                             See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

                                                                        Year Ended           Year Ended
                                                                 December 31, 1997    December 31, 1996
-------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................  $  2,323,557         $   842,531
Net Realized Gain................................................    15,177,147           2,148,797
Net Unrealized Appreciation During the Period....................     2,900,169           9,735,736
                                                                   ------------         -----------
Change in Net Assets from Operations.............................    20,400,873          12,727,064
                                                                   ------------         -----------
Distributions from Net Investment Income.........................    (2,323,557)           (842,531)
Distributions in Excess of Net Investment Income.................      (152,383)           (144,086)
                                                                   ------------         -----------
Distributions from and in Excess of Net Investment Income*.......    (2,475,940)           (986,617)
Distributions from Net Realized Gain*............................   (12,883,431)         (1,848,388)
                                                                   ------------         -----------
Total Distributions..............................................   (15,359,371)         (2,835,005)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............     5,041,502           9,892,059
                                                                   ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................   130,239,448          28,516,882
Net Asset Value of Shares Issued Through
   Dividend Reinvestment.........................................    12,862,961           2,353,502
Cost of Shares Repurchased.......................................   (63,666,603)         (6,887,785)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............    79,435,806          23,982,599
                                                                   ------------         -----------
TOTAL INCREASE IN NET ASSETS.....................................    84,477,308          33,874,658
NET ASSETS:
Beginning of the Period..........................................    57,470,298          23,595,640
                                                                   ------------         -----------
End of the Period
 (Including accumulated distributions in excess of net
 investment income of $21,901 and $7,420 respectively)...........  $141,947,606         $57,470,298
                                                                   ============         ===========

                                                                         Year Ended          Year Ended
      *Distributions by Class                                     December 31, 1997   December 31, 1996
      -------------------------------------------------------------------------------------------------
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares..........................................   $ (1,094,042)        $  (433,206)
        Class B Shares..........................................     (1,102,759)           (431,231)
        Class C Shares..........................................       (279,139)           (122,180)
                                                                   ------------         -----------
                                                                   $ (2,475,940)        $  (986,617)
                                                                   ============         ===========
      Distributions from Net Realized Gain:
        Class A Shares..........................................   $ (4,664,049)        $  (717,981)
        Class B Shares..........................................     (6,626,846)           (877,571)
        Class C Shares..........................................     (1,592,536)           (252,836)
                                                                   ------------         -----------
                                                                   $(12,883,431)        $(1,848,388)
                                                                   ============         ===========

                                               See Notes to Financial Statements

                       FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                        June 9, 1994
                                                                                                                    (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class A Shares                                                                        1997         1996     1995 (a)       1994 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................................  $13.008      $ 10.00    $ 9.27        $9.43
                                                                                    -------      -------    ------        -----
   Net Investment Income..........................................................     .364         .351       .27          .23
   Net Realized and Unrealized Gain/Loss..........................................    2.220        3.514       .85         (.18)
                                                                                    -------      -------    ------        -----
Total from Investment Operations..................................................    2.584        3.865      1.12          .05
                                                                                    -------      -------    ------        -----
Less:
   Distributions from and in Excess of
    Net Investment Income.........................................................     .380         .380     .2456         .153
   Return of Capital Distribution.................................................      -0-          -0-     .1444         .057
   Distributions from Net Realized Gain...........................................    1.402         .477       -0-          -0-
                                                                                    -------      -------    ------        -----
Total Distributions...............................................................    1.782         .857       .39          .21
                                                                                    -------      -------    ------        -----
Net Asset Value, End of the Period................................................  $13.810      $13.008    $10.00        $9.27
                                                                                    =======      =======    ======        =====
Total Return (b)..................................................................    20.66%       39.82%    12.39%         .24%(c)
Net Assets at End of the Period (In millions).....................................  $  51.3      $  23.3    $  8.5        $ 4.6
Ratio of Expenses to Average Net Assets**.........................................     1.77%        2.60%     2.67%        1.26%
Ratio of Net Investment Income to Average Net Assets**............................     2.77%        3.21%     2.92%        4.28%
Portfolio Turnover................................................................      159%          97%       94%          28%*
Average Commission Paid Per Equity Share Traded (d)...............................  $ .0594      $ .0486         -            -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................................      N/A         2.61%     3.16%        3.03%
Ratio of Net Investment Income to Average Net Assets..............................      N/A         3.19%     2.44%        2.52%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                     June 9, 1994
                                                                                                                 (Commencement of
                                                                                                                       Investment
                                                                                                                   Operations) to
                                                                                    Year Ended December 31,          December 31,
Class B Shares                                                                     1997          1996    1995 (a)        1994 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................................  $13.008      $ 10.00    $ 9.28        $ 9.43
                                                                                  -------      -------    ------        ------
   Net Investment Income........................................................     .272         .266       .19           .20
   Net Realized and Unrealized Gain/Loss........................................    2.206        3.519      .843         (.176)
                                                                                  -------      -------    ------        ------
Total from Investment Operations................................................    2.478        3.785     1.033          .024
Less:                                                                             -------      -------    ------        ------
   Distributions from and in Excess of
    Net Investment Income.......................................................     .284         .300      .197         .1268
   Return of Capital Distribution...............................................      -0-          -0-      .116         .0472
   Distributions from Net Realized Gain.........................................    1.402         .477       -0-           -0-
                                                                                  -------      -------    ------        ------
Total Distributions.............................................................    1.686         .777      .313          .174
                                                                                  -------      -------    ------        ------
Net Asset Value, End of the Period..............................................  $13.800      $13.008    $10.00        $ 9.28
                                                                                  =======      =======    ======        ======
Total Return (b)................................................................    19.76%       38.82%    11.37%         (.04%)(c)
Net Assets at End of the Period (In millions)...................................  $  73.2      $  26.5    $ 12.0        $  9.1
Ratio of Expenses to Average Net Assets**.......................................     2.52%        3.37%     3.50%         1.84%
Ratio of Net Investment Income to Average Net Assets**..........................     2.03%        2.39%     2.07%         3.81%
Portfolio Turnover..............................................................      159%          97%       94%           28%*
Average Commission Paid Per Equity Share Traded (d).............................  $ .0594      $ .0486         -             -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................................      N/A         3.39%     3.99%     3.60%
Ratio of Net Investment Income to Average Net Assets............................      N/A         2.37%     1.58%     2.05%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                       June 9, 1994
                                                                                                                   (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class C Shares                                                                        1997        1996     1995 (a)        1994 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................................... $12.999      $  9.99    $ 9.28       $ 9.43
                                                                                    -------      -------    ------       ------
  Net Investment Income............................................................    .271         .266       .20          .22
  Net Realized and Unrealized Gain/Loss............................................   2.206        3.520      .823        (.178)
                                                                                    -------      -------    ------       ------
Total from Investment Operations...................................................   2.477        3.786     1.023         .042
                                                                                    -------      -------    ------       ------
Less:
  Distributions from and in Excess of
   Net Investment Income...........................................................    .284         .300      .197        .1399
   Return of Capital Distribution..................................................     -0-          -0-      .116        .0521
   Distributions from Net Realized Gain............................................   1.402         .477       -0-          -0-
                                                                                    -------      -------    ------       ------
Total Distribution.................................................................   1.686         .777      .313         .192
                                                                                    -------      -------    ------       ------
Net Asset Value, End of the Period................................................. $13.790      $12.999    $ 9.99       $ 9.28
                                                                                    =======      =======    ======       ======
Total Return (b)...................................................................   19.78%       38.86%    11.26%         .15%(c)
Net Assets at End of the Period (In millions)...................................... $  17.4      $   7.7    $  3.1       $  1.3
Ratio of Expenses to Average Net Assets**..........................................    2.52%        3.38%     3.54%        1.62%
Ratio of Net Investment Income to
  Average Net Assets**.............................................................    2.00%        2.39%     2.11%        3.92%
Portfolio Turnover.................................................................     159%          97%       94%          28%*
Average Commission Paid Per Equity Share Traded (d)................................  $ .0594      $ .0486         -            -

*Non-Annualized.

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............................................     N/A         3.40%     4.03%        3.38%
Ratio of Net Investment Income to Average Net Assets...............................     N/A         2.38%     1.62%        2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               December 31, 1997

D. ORGANIZATIONAL COSTS-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At December 31, 1997, for federal income tax purposes cost of long- and short-term investments is $129,401,768; the aggregate gross unrealized appreciation is $15,544,158 and the aggregate gross unrealized depreciation is $906,739, resulting in net unrealized appreciation of $14,637,419.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $3,828,135 as a 28% rate capital gain distribution and $545,346 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences relating to the characterization of distributions for tax purposes totaling $134,781 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Additionally, permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $3,121 were reclassified from accumulated undistributed net investment income to capital.

                               December 31, 1997

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $31,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $199,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  For the year ended December 31, 1997, the Fund reimbursed VKAC approximately $2,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

  For the year ended December 31, 1997, the Fund paid brokerage commissions to Dean Witter, an affiliate of VKAC, totaling $7,608.

  At December 31,1997, VKAC owned 10,605 and 53 shares of Classes A and B, respectively.

3. CAPITAL TRANSACTIONS

  The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                               December 31, 1997

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................  5,170,889   $ 72,826,990
  Class B.......................................  3,529,184     48,022,266
  Class C.......................................    692,679      9,390,192
                                                 ----------   ------------
Total Sales.....................................  9,392,752   $130,239,448
                                                 ==========   ============
Dividend Reinvestment:
  Class A.......................................    393,875   $  5,266,583
  Class B.......................................    458,508      6,117,855
  Class C.......................................    110,872      1,478,523
                                                 ----------   ------------
Total Dividend Reinvestment.....................    963,255   $ 12,862,961
                                                 ==========   ============
Repurchases:
  Class A....................................... (3,640,808)  $(52,082,516)
  Class B.......................................   (721,539)    (9,824,495)
  Class C.......................................   (127,832)    (1,759,592)
                                                 ----------   ------------
Total Repurchases............................... (4,490,179)  $(63,666,603)
                                                 ==========   ============

  At December 31, 1996, capital aggregated $18,669,483, $20,711,364 and
$6,093,009 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follow:

                                                         SHARES         VALUE
-----------------------------------------------------------------------------
Sales:
  Class A..........................................   1,142,133   $13,064,447
  Class B..........................................   1,012,720    11,615,644
  Class C..........................................     336,995     3,836,791
                                                      ---------   -----------
Total Sales........................................   2,491,848   $28,516,882
                                                      =========   ===========
Dividend Reinvestment:
  Class A..........................................      89,245   $ 1,046,880
  Class B..........................................      86,852     1,022,967
  Class C..........................................      24,037       283,655
                                                      ---------   -----------
Total Dividend Reinvestment........................     200,134   $ 2,353,502
                                                      =========   ===========
Repurchases:
  Class A..........................................    (289,138)  $(3,174,901)
  Class B..........................................    (265,477)   (2,844,469)
  Class C..........................................     (78,881)     (868,415)
                                                      ---------   -----------
Total Repurchases..................................    (633,496)  $(6,887,785)
                                                      =========   ===========

                               December 31, 1997

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                         CONTINGENT DEFERRED
                                             SALES CHARGE
YEAR OF REDEMPTION                        CLASS B    CLASS C
First                                      4.00%      1.00%
Second                                     4.00%      None
Third                                      3.00%      None
Fourth                                     2.50%      None
Fifth                                      1.50%      None
Sixth and Thereafter                       None       None


  For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $67,200 and CDSC on the redeemed shares of approximately $116,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $214,589,921 and $149,389,626, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $509,300.

                    SUPPLEMENT DATED NOVEMBER 2, 1998 TO THE

                    STATEMENT OF ADDITIONAL INFORMATION DATED
                        DECEMBER 29, 1997, AS PREVIOUSLY
                       SUPPLEMENTED ON JANUARY 2, 1998 AND
                                  JULY 14, 1998
                         VAN KAMPEN CORPORATE BOND FUND
                         VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

   STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                   VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                       STATEMENT OF ADDITIONAL INFORMATION
                           DATED FEBRUARY 17, 1998, AS
                           PREVIOUSLY SUPPLEMENTED ON
                                  JULY 14, 1998
                      VAN KAMPEN SMALL CAPITALIZATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                           DATED FEBRUARY 19, 1998, AS
                           PREVIOUSLY SUPPLEMENTED ON
                                  JULY 14, 1998
                      VAN KAMPEN SENIOR FLOATING RATE FUND

     STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 9, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                       VAN KAMPEN PRIME RATE INCOME TRUST

               STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30,
                  1998, AS PREVIOUSLY SUPPLEMENTED ON JULY 14,
                     1998 VAN KAMPEN GROWTH AND INCOME FUND
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

               STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27,
                  1998, AS PREVIOUSLY SUPPLEMENTED ON JULY 14,
                     1998 VAN KAMPEN FOREIGN SECURITIES FUND

     STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                        VAN KAMPEN U. S. GOVERNMENT FUND
                     VAN KAMPEN INSURED TAX FREE INCOME FUND
                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                      VAN KAMPEN TAX FREE HIGH INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                 VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                            VAN KAMPEN COMSTOCK FUND
                          VAN KAMPEN EQUITY INCOME FUND

                           VAN KAMPEN ENTERPRISE FUND
                        VAN KAMPEN GLOBAL MANAGED ASSETS
                      VAN KAMPEN GOVERNMENT SECURITIES FUND
                             VAN KAMPEN HARBOR FUND
                   VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND

               STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 23,
                    1998, AS PREVIOUSLY SUPPLEMENTED ON JULY
                     14, 1998 VAN KAMPEN SENIOR INCOME TRUST

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 15, 1998
                             VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1998
                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 29, 1998
                         VAN KAMPEN TAX FREE MONEY FUND
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 1998
                              VAN KAMPEN VALUE FUND
                             VAN KAMPEN UTILITY FUND
                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND
                        VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                           VAN KAMPEN PROSPECTOR FUND
                          VAN KAMPEN SERIES FUND, INC.


The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Paul G. Yovovich, effective October 22, 1998, as Trustee of the Fund.

Mr. Yovovich is a private investor. Prior to April 1996, he was President of Advance Ross Corporation. He is a Director of 3Com Corporation, APAC Teleservices, Inc., COMARCO, Inc., Applied Language Technologies, Focal Communications, and Lante Corporation. Limited Partner of Evercore Partners, LLP. Trustee/Director of each of the Funds in the Fund Complex. Mr. Yovovich's principal business address is the Sears Tower, 233 South Wacker Drive, Suite 9700, Chicago, Illinois 60606, and his date of birth is 10/29/53.

                     SUPPLEMENT DATED JULY 14, 1998 TO THE

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                     VKAC GLOBAL GOVERNMENT SECURITIES FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1997
                               VKAC RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                           VKAC STRATEGIC INCOME FUND
                               VKAC UTILITY FUND
                                 VKAC PACE FUND
                          VKAC AGGRESSIVE GROWTH FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                              VKAC HIGH YIELD FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                     MORGAN STANLEY GROWTH AND INCOME FUND
                      MORGAN STANLEY EUROPEAN EQUITY FUND
                       VKAC GREAT AMERICAN COMPANIES FUND
                                VKAC GROWTH FUND
                              VKAC PROSPECTOR FUND
                       VKAC SHORT-TERM GLOBAL INCOME FUND
                            VKAC TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                            VKAC CORPORATE BOND FUND
                           VKAC EMERGING GROWTH FUND
                      VKAC HIGH INCOME CORPORATE BOND FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 1998
                     VKAC U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 17, 1998
                         VKAC SMALL CAPITALIZATION FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 1998
                          VKAC GROWTH AND INCOME FUND
                         VKAC HIGH YIELD MUNICIPAL FUND

                                                                MFSPTSAIRN  8/98

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 1998
                          VKAC FOREIGN SECURITIES FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998
                           VKAC U.S. GOVERNMENT FUND
                       VKAC INSURED TAX FREE INCOME FUND
                     VKAC CALIFORNIA INSURED TAX FREE FUND
                         VKAC TAX FREE HIGH INCOME FUND
                           VKAC MUNICIPAL INCOME FUND
                  VKAC INTERMEDIATE TERM MUNICIPAL INCOME FUND
                   VKAC FLORIDA INSURED TAX FREE INCOME FUND
                       VKAC NEW YORK TAX FREE INCOME FUND
                     VKAC PENNSYLVANIA TAX FREE INCOME FUND
                               VKAC COMSTOCK FUND
                            VKAC EQUITY INCOME FUND
                        VKAC GLOBAL MANAGED ASSETS FUND
                        VKAC GOVERNMENT SECURITIES FUND
                                VKAC HARBOR FUND
                           VKAC LIFE INVESTMENT TRUST
                              VKAC ENTERPRISE FUND
                     VKAC LIMITED MATURITY GOVERNMENT FUND
                        VKAC REAL ESTATE SECURITIES FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 9, 1998
                          VKAC PRIME RATE INCOME TRUST

          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 19, 1998
                         VKAC SENIOR FLOATING RATE FUND

    The Board of Trustees or the Board of Directors, as the case may be (the "Board"), of each of the funds listed above (the "Funds") recently approved changing the name of each Fund. The Funds' name changes coincide with recent name changes affecting the Funds' investment advisers, distributor and shareholder service/transfer agent as well as the name of the parent corporation for such entities. As shown below, each of these Van Kampen-related service providers is truncating or changing its name to coordinate and simplify the mutual fund operations under the Van Kampen brand name. Likewise, the Board approved similarly changing the names of the existing Van Kampen American Capital retail open-end funds and the existing Morgan Stanley retail open-end funds which are serviced by these Van Kampen-related service providers also to emphasize the Van Kampen brand name and better coordinate the Van Kampen family of funds. For Funds organized as business trusts (or series of business trusts) or corporations (or series of corporations), the Board authorized name changes to the respective business trust names or corporation names in addition to changing the Funds' names.

    Effective July 14, 1998, all references in the attached Statement of Additional Information to the names of Van Kampen-related service providers (and their parent) and the Fund name and, where applicable, the business trust or corporate name of which the Fund is a series, will refer to the new names shown in the schedule below.

          CURRENT SERVICE PROVIDER NAME                           NEW SERVICE PROVIDER NAME
          -----------------------------                           -------------------------
Van Kampen American Capital, Inc.                     Van Kampen Investments Inc.
Van Kampen American Capital Asset Management, Inc.    Van Kampen Asset Management Inc.
Van Kampen American Capital Investment Advisory       Van Kampen Investment Advisory Corp.
  Corp.
Van Kampen American Capital Distributors, Inc.        Van Kampen Funds Inc.
ACCESS Investor Services, Inc.                        Van Kampen Investor Services Inc.
                   CURRENT NAME                                            NEW NAME
--------------------------------------------------    --------------------------------------------------
Van Kampen American Capital U.S. Government Trust     Van Kampen U.S. Government Trust
  Van Kampen American Capital U.S. Government Fund      Van Kampen U.S. Government Fund

                   CURRENT NAME                                            NEW NAME
                   ------------                                            --------
Van Kampen American Capital Tax Free Trust            Van Kampen Tax Free Trust
  Van Kampen American Capital Insured Tax Free          Van Kampen Insured Tax Free Income Fund
    Income Fund
  Van Kampen American Capital Tax Free High Income      Van Kampen Tax Free High Income Fund
    Fund
  Van Kampen American Capital California Insured        Van Kampen California Insured Tax Free Fund
    Tax Free Fund
  Van Kampen American Capital Municipal Income          Van Kampen Municipal Income Fund
    Fund
  Van Kampen American Capital Intermediate Term         Van Kampen Intermediate Term Municipal Income
    Municipal Income Fund                                 Fund
  Van Kampen American Capital Florida Insured Tax       Van Kampen Florida Insured Tax Free Income Fund
    Free Income Fund
  Van Kampen American Capital New York Tax Free         Van Kampen New York Tax Free Income Fund
    Income Fund
Van Kampen American Capital Trust                     Van Kampen Trust
  Van Kampen American Capital High Yield Fund           Van Kampen High Yield Fund
  Van Kampen American Capital Short-Term Global         Van Kampen Short-Term Global Income Fund
    Income Fund
  Van Kampen American Capital Strategic Income          Van Kampen Strategic Income Fund
    Fund
Van Kampen American Capital Equity Trust              Van Kampen Equity Trust
  Van Kampen American Capital Utility Fund              Van Kampen Utility Fund
  Van Kampen American Capital Great American            Van Kampen Great American Companies Fund
    Companies Fund
  Van Kampen American Capital Growth Fund               Van Kampen Growth Fund
  Van Kampen American Capital Prospector Fund           Van Kampen Prospector Fund
  Van Kampen American Capital Aggressive Growth         Van Kampen Aggressive Growth Fund
    Fund
Van Kampen American Capital Pennsylvania Tax Free     Van Kampen Pennsylvania Tax Free Income Fund
  Income Fund
Van Kampen American Capital Tax Free Money Fund       Van Kampen Tax Free Money Fund
Van Kampen American Capital Foreign Securities        Van Kampen Foreign Securities Fund
  Fund
Van Kampen American Capital Comstock Fund             Van Kampen Comstock Fund
Van Kampen American Capital Corporate Bond Fund       Van Kampen Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund      Van Kampen Emerging Growth Fund
Van Kampen American Capital Enterprise Fund           Van Kampen Enterprise Fund
Van Kampen American Capital Equity Income Fund        Van Kampen Equity Income Fund
Van Kampen American Capital Global Managed Assets     Van Kampen Global Managed Assets Fund
  Fund
Van Kampen American Capital Government Securities     Van Kampen Government Securities Fund
  Fund
Van Kampen American Capital Growth and Income Fund    Van Kampen Growth and Income Fund
Van Kampen American Capital Harbor Fund               Van Kampen Harbor Fund
Van Kampen American Capital High Income Corporate     Van Kampen High Income Corporate Bond Fund
  Bond Fund
Van Kampen American Capital Life Investment Trust     Van Kampen Life Investment Trust

                   CURRENT NAME                                            NEW NAME
                   ------------                                            --------
Van Kampen American Capital Limited Maturity          Van Kampen Limited Maturity Government Fund
  Government Fund
Van Kampen American Capital Pace Fund                 Van Kampen Pace Fund
Van Kampen American Capital Real Estate Securities    Van Kampen Real Estate Securities Fund
  Fund
Van Kampen American Capital Reserve Fund              Van Kampen Reserve Fund
Van Kampen American Capital Small Capitalization      Van Kampen Small Capitalization Fund
  Fund
Van Kampen American Capital Tax-Exempt Trust          Van Kampen Tax-Exempt Trust
  Van Kampen American Capital High Yield Municipal      Van Kampen High Yield Municipal Fund
    Fund
Van Kampen American Capital U.S. Government Trust     Van Kampen U.S. Government Trust for Income
  for Income
Van Kampen American Capital World Portfolio Series    Van Kampen World Portfolio Series Trust
  Trust
  Van Kampen American Capital Global Government         Van Kampen Global Government Securities Fund
    Securities Fund
Morgan Stanley Fund, Inc.                             Van Kampen Series Fund, Inc.
  Morgan Stanley Aggressive Equity Fund                 Van Kampen Aggressive Equity Fund
  Morgan Stanley American Value Fund                    Van Kampen American Value Fund
  Morgan Stanley Asian Growth Fund                      Van Kampen Asian Growth Fund
  Morgan Stanley Emerging Markets Fund                  Van Kampen Emerging Markets Fund
  Morgan Stanley Emerging Markets Debt Fund             Van Kampen Emerging Markets Debt Fund
  Morgan Stanley European Equity Fund                   Van Kampen European Equity Fund
  Morgan Stanley Global Equity Fund                     Van Kampen Global Equity Fund
  Morgan Stanley Global Equity Allocation Fund          Van Kampen Global Equity Allocation Fund
  Morgan Stanley Global Fixed Income Fund               Van Kampen Global Fixed Income Fund
  Morgan Stanley Growth and Income Fund                 Van Kampen Growth and Income Fund II
  Morgan Stanley High Yield Fund                        Van Kampen High Yield & Total Return Fund
  Morgan Stanley International Magnum Fund              Van Kampen International Magnum Fund
  Morgan Stanley Japanese Equity Fund                   Van Kampen Japanese Equity Fund
  Morgan Stanley Latin American Fund                    Van Kampen Latin American Fund
  Morgan Stanley Mid Cap Growth Fund                    Van Kampen Mid Cap Growth Fund
  Morgan Stanley U.S. Real Estate Fund                  Van Kampen U.S. Real Estate Fund
  Morgan Stanley Value Fund                             Van Kampen Value Fund
  Morgan Stanley Worldwide High Income Fund             Van Kampen Worldwide High Income Fund
Van Kampen American Capital Prime Rate Income         Van Kampen Prime Rate Income Trust
  Trust
Van Kampen American Capital Senior Floating Rate      Van Kampen Senior Floating Rate Fund
  Fund

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN SERIES FUND, INC.


                   DATED SEPTEMBER 30, 1998, AS SUPPLEMENTED


                              ON NOVEMBER 2, 1998

         VAN KAMPEN SERIES FUND, INC.
         STATEMENT OF ADDITIONAL INFORMATION

         Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-three investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to investors the expertise of (i) Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds, (ii) Morgan Stanley Asset Management Inc. ("MSAM"), a sub-adviser (a "Sub-Adviser") to the Funds, other than the Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund and (iii) Miller, Anderson & Sherrerd, LLP ("MAS"), a sub-adviser (a "Sub-Adviser") to the Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. As of the date hereof, the Van Kampen Emerging Markets Debt Fund, Van Kampen European Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, Van Kampen Mid Cap Growth Fund, Morgan Stanley Tax-Free Money Market Fund and Van Kampen Global Franchise Fund have not commenced a continuous offering of shares.

         This Statement of Additional Information "SAI" is not a prospectus but should be read in conjunction with the Company's prospectuses dated September 30, 1998, as amended and supplemented from time to time (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Van Kampen Series Fund, Inc. at:

                                 1-800-341-2911


                                     -------

                                TABLE OF CONTENTS


                                                                            Page
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INVESTMENT OBJECTIVES AND POLICIES                                             2

FEDERAL INCOME TAX                                                            15

FEDERAL INCOME TAX TREATMENT OF FORWARD CURRENCY CONTRACTS AND
EXCHANGE RATE CONTRACTS                                                       18

TAXES AND FOREIGN SHAREHOLDERS                                                19

PURCHASE OF SHARES                                                            19

REDEMPTION OF SHARES                                                          19

INVESTMENT LIMITATIONS                                                        21

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS                                 26

MANAGEMENT OF THE COMPANY                                                     26

MONEY MARKET FUND NET ASSET VALUE                                             37

PORTFOLIO TRANSACTIONS                                                        38

PERFORMANCE INFORMATION                                                       38

GENERAL INFORMATION                                                           45

DESCRIPTION OF SECURITIES AND RATINGS                                         46

FINANCIAL STATEMENTS                                                          48

Date: September 30, 1998


         INVESTMENT OBJECTIVES AND POLICIES

         The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-three Funds: Van Kampen Global Fixed Income Fund, Van Kampen Worldwide High Income Fund, Van Kampen High Yield & Total Return Fund, Van Kampen American Value Fund, Van Kampen Aggressive Equity Fund, Van Kampen U.S. Real Estate Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Fund, Van Kampen Latin American Fund, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen European Equity Fund, Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Value Fund and Van Kampen Global Franchise Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds"). For ease of reference, the words "Van Kampen" or "Morgan Stanley," which begin the name of each Fund, are not used hereinafter.

Emerging Country Debt Securities

 General. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging market country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging market country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging market country. The Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging market country such that their value will tend to reflect developments in such emerging market country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging market country, including companies having their entire production facilities outside of an emerging market country, when securities of such companies meet one or more elements of the Funds' definition of an emerging market country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging market country.

         The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging market country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

         Government, government-related and restructured debt securities in emerging market countries will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

         Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

         Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

         Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

         The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

         The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

         Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use sovereign debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.

 Brady Bonds. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

         U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Equity-Linked Securities

         The Value Fund, Mid Cap Growth Fund, Global Equity Fund, Equity Growth Fund, European Equity Fund, Growth and Income Fund II, Aggressive Equity Fund and Global Franchise Fund may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities. There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities.

         Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

         The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

         The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

Eurodollar and Yankee Obligations

         Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Emergence of Eastern European Economies

         In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.

         In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

         The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

         Demand for equity will grow hand in hand with supply; driven by pension fund reform, growth in life insurance, shifts in European investing from fixed income to equities and the emergence of European mutual funds. All of these factors together will improve the quality of the markets in which European equities are traded.

Foreign Currency Exchange-Related Securities

         Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Forward Foreign Currency Exchange Contracts

         The U.S. Dollar value of the assets of the Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, Emerging Markets Fund, Emerging Markets Debt Fund, Latin American Fund, European Equity Fund, Japanese Equity Fund, International Magnum and Global Franchise Fund and to the extent they invest in assets denominated in foreign currencies, the Value Fund, Mid Cap Growth Fund, American Value Fund, Aggressive Equity Fund, Growth and Income Fund II, Equity Growth Fund, Worldwide High Income Fund and High Yield & Total Return Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

         The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

         The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

Futures Contracts

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Unless otherwise limited herein, the Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

         Unless otherwise limited herein, the Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

         Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

         Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts. None of the Funds will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, none of the Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% (50% for the Mid Cap Growth Fund, Value Fund, Equity Growth Fund, Emerging Markets Debt Fund and Global Equity Fund) of its total assets. See also, "Investment Limitations" for further restrictions applicable to the Funds.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

         The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

         Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Foreign Currencies

         Unless otherwise limited herein, the Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

         The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

         Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

         Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

         Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

         To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

Options Transactions

         Unless otherwise limited herein, the Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

         A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

         A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

         A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

         Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

Combined Transactions

         Unless otherwise limited herein, the Funds may enter into multiples of the forwards, futures and options transactions described above, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.

Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

         Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Global Investing

         Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Additional risks of foreign investing are set forth in the appropriate Prospectuses.

Illiquid Securities

         Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price they are being carried on a Fund's books. This lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for securities also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Investment Company Securities

         The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the 1940 Act, an exemption from the 1940 Act or other applicable law.

Mortgage-Related Debt Securities

         Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

         The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

Morgan Stanley Capital International EAFE Index

         The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") and any countries which have been publicly announced will be added to the EAFE Index.

         The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

Morgan Stanley Capital International World Index

         The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of the indices making up the Morgan Stanley Capital International Indices.

         The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

         For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See the Prospectuses for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

Portfolio Turnover

         The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation.

Repurchase Agreements

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending

         Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Stand-By Commitments

         A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

         The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

         The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Stripped Mortgage-Backed Securities

         Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Swap Contracts

         The Non-Money Market Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

         The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Obligations

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

Variable Rate Demand Instruments

         Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Adviser will follow guidelines adopted by the Company's Board of Directors.

When-Issued and Delayed Delivery Securities

         Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon Bonds

         Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

         A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"_what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

         Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

         Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

         FEDERAL INCOME TAX

         The following is only a summary of certain additional federal income tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as tax advice or as a substitute for careful tax planning.

         Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund has elected and qualified, and intends to continue to qualify to be treated for each taxable year, as a regulated investment company ("RIC") under subchapter M of the Code.

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test") and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other RICs). For purposes of the 90% Gross Income Test described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% Gross Income Test.

         In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the requirements for treatment as a RIC, it will not be subject to federal income tax on any of its net investment income or net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

         If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain dividends, which are distributions of net capital gains) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions generally will be eligible for the corporate dividends received deduction. To qualify again as a RIC in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-RIC years and would be required to distribute such earnings and profits to its shareholders (less any interest charge). In addition, if a Fund failed to qualify as a RIC for its first taxable year or, if immediately after qualifying as a RIC for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

         Each Fund will decide whether to distribute or to retain for reinvestment all or part of any net capital gains in any year. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes the appropriate tax election, the shareholders will include their proportionate shares of such undistributed gains in their income. Shareholders subject to tax will be entitled (i) to claim their proportionate shares of the tax paid by the Fund as a credit against their federal income tax liability and
(ii) to increase their tax basis in their shares by an amount equal to the difference between the amount of includable gain and their proportionate shares of the tax paid by the Fund. If a Fund decides to retain any net capital gains, it will designate such retained amounts in a notice to its shareholders.

         A gain or loss recognized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss. For a summary of the rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original shares. Any loss recognized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

         Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income), (ii) 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31st of that year and (iii) certain other amounts. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

         Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain dividends and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or

Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

Capital Gains Rates

         The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by a Fund with respect to its taxable year ended June 30, 1998.

Additional Considerations for the Tax-Free Money Market Fund

         In order for the Tax-Free Money Market Fund to pay exempt-interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's total assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code and, in the case of corporate taxpayers, the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference (and therefore potentially subject to the AMT and/or the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

         The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. A portion of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year may be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

         The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users within the meaning of the applicable Treasury regulations) of facilities financed by industrial development or private activity bonds. A "substantial user" is generally defined to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.

         Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

         Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

Passive Foreign Investment Companies

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

         As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, a Fund that invests in PFIC stock may make an election to annually mark-to-market such PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the disposition of PFIC stock.

Foreign Income Taxes

         It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations and the Fund satisfies certain holding period requirements with respect to such stock or securities, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. No deductions will be allowed in computing alternative minimum tax liability.

         Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

         The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Certain Investment Practices

         Some of a Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. Each Fund engaging in such investment practices will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

         FEDERAL INCOME TAX TREATMENT OF FORWARD CURRENCY
         CONTRACTS AND EXCHANGE RATE CONTRACTS

         Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income Test.

         Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

         TAXES AND FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

         If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

         The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

         The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

         PURCHASE OF SHARES

         For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares."

         The purchase price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

         Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Columbus Day and Veterans Day, in addition to such NYSE holidays.

         Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

         REDEMPTION OF SHARES

         Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

         Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s).

         To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

         Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

         The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

         Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

Contingent Deferred Sales Charge - Class A

         For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Non-Money Funds ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC - Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC - Class A is imposed upon redemption, the amount of the CDSC - Class A will be equal to the lesser of 1.00% of the value of the shares at the time of purchase or 1.00% of the value of the shares at the time of redemption.

         The CDSC - Class A will be imposed only if a Qualified Purchaser redeems an amount which caused the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC - Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC - Class A will be imposed on exchanges between funds. For purposes of the CDSC - Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC - Class A rather than a front-end load sales charge. In determining whether a CDSC - Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

         Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

Waiver of Class B and Class C Contingent Deferred Sales Charge ("CDSC - Class B and C")

         As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares of the Non-Money Funds will be subject to a CDSC. The CDSC - Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

         (a)  Redemption Upon Death or Disability

         The Non-Money Funds will waive the CDSC - Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC - Class B and C.

         In cases of death or disability, the CDSC - Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC - Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         (b) Redemption in Connection with Certain Distributions from Retirement Plans

         The Company will waive the CDSC - Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more of the Participating Funds; in such event, as described below, the Non-Money Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC - Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Company does not intend to waive the CDSC - Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

         (c)  Redemption Pursuant to a Fund's Systematic Withdrawal Plan

         A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in a Fund. Under the Plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by such Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC - Class B and C may be waived on redemptions made under the Plan.

         The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC - Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

         (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

         The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Funds will waive the CDSC - Class B and C upon such involuntary redemption.

         (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

         A shareholder who has redeemed shares of a Fund may reinvest at net asset value, with credit for any CDSC - Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC - Class C to subsequent redemptions.

         INVESTMENT LIMITATIONS

         Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

         For the purpose of adopting fundamental investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:
Global Fixed Income Fund, Worldwide High Income Fund, High Yield & Total Return Fund, American Value Fund, Aggressive Equity Fund, U.S. Real Estate Fund, Global Equity Allocation Fund, Asian Growth Fund, Emerging Markets Fund, Latin American Fund, International Magnum Fund, Japanese Equity Fund, Growth and Income Fund II and European Equity Fund.

Category II Funds:
Equity Growth Fund, Global Equity Fund, Emerging Markets Debt Fund, Mid Cap Growth Fund, Value Fund and Global Franchise Fund.

Money Market Funds:
Money Market Fund, Tax-Free Money Market Fund and Government Obligations Money Market Fund.


Category I Funds

         The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

          (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income Fund II and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

          (3) underwrite the securities of other issuers;

          (4) invest for the purpose of exercising control over management of any company;

          (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

          (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

          (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;

          (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;

         (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);

         (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, except that the High Yield & Total Return Fund may invest up to 20% of its total assets in 144A Securities (as defined in the High Yield & Total Return Fund's Prospectus), and (ii) in fixed time deposits with a duration of over seven calendar days;

         (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (14) issue senior securities;

         (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

         (16) except for the Global Fixed Income Fund, Emerging Markets Fund, International Magnum Fund, Latin American Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and

         (17) except for the Global Fixed Income Fund, Emerging Markets Fund, International Magnum Fund, Latin American Fund, U.S. Real Estate Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

         The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

          (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

          (2) invest in oil, gas or other mineral leases; and invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.

         The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future funds of the Company may adopt different limitations.

Category II Funds

         The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

          (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

          (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and
(iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;

          (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

          (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

          (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

          (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

         The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

          (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

          (2) sell short unless the Fund (i) owns the securities sold short,
(ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

          (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

          (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

          (6) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

          (7) invest for the purpose of exercising control over management of any company;

          (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

          (9) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

         Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Money Market Funds

         The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

          (1) invest in commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) underwrite the securities of other issuers;

          (4) invest for the purpose of exercising control over management of any company;

          (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money

Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

          (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

          (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

         (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

         (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

         (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

         (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

         (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

         (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

         With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

          (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

          (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

          (3) invest in oil, gas or other mineral leases.

         The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future funds of the Company may adopt different limitations.

         DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

         Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         MANAGEMENT OF THE COMPANY

Directors and Officers

         The tables below list the Directors and officers of the Company and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen Exchange Fund).

         Directors



Name, Address and Age
Principal Occupations or Employment in Past 5 Years





Name, Address and Age
Principal Occupations or Employment in Past 5 Years





J. Miles Branagan
1632 Morning Mountain Road
Raleigh, NC 27614
Date of Birth: 07/14/32
Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment. Trustee/Director of each of the funds in the Fund Complex.

Richard M. DeMartini*
Two World Trade Center
66th Floor
New York, NY 10048
Date of Birth: 10/12/52
President and Chief Operating Officer, Individual Asset Management Group, a division of Morgan Stanley Dean Witter & Co. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc., and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of the Nasdaq Stock Market, Inc. Trustee/Director of each of the funds in the Fund Complex.

Linda Hutton Heagy
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
Date of Birth: 06/03/48
Managing Partner of Heidrick & Stuggles, an executive search firm. Prior to 1997, Partner, Ray & Berndtson, Inc., an executive recruiting and management consulting firm. Formerly, Executive Vice President of ABN AMRO, N.A., a Dutch bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank. Trustee on the University of Chicago Hospitals Board, The International House Board and the Women's Board of the University of Chicago. Trustee/Director of each of the funds in the Fund Complex.

R. Craig Kennedy
11 DuPont Circle, N.W.
Washington, D.C. 20036
Date of Birth: 02/29/52
President and Director, German Marshall Fund of the United States. Formerly, advisor to the Dennis Trading Group Inc. Prior to 1992, President and Chief Executive Officer, Director and Member of the Investment Committee of the Joyce Foundation, a private foundation. Trustee/Director of each of the funds in the Fund Complex.

Jack E. Nelson
423 Country Club Drive
Winter Park, FL 32789
Date of Birth: 02/13/36
President, Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser. President, Nelson Ivest Brokerage Services Inc., a member of the National Association of Securities Dealers, Inc. ("NASD") and Securities Investors Protection Corp. ("SIPC"). Trustee/Director of each of the funds in the Fund Complex.

Don G. Powell*
2800 Post Oak Blvd.
Houston, TX 77056
Date of Birth: 10/19/39
Chairman and a Director of Van Kampen. Chairman and a Director of the Advisers and the Distributor. Chairman and a Director of Investor Services. Director or officer of certain other subsidiaries of Van Kampen. Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Prior to July of 1998, Director and Chairman of VK/AC Holding, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Trustee/Director of each of the funds in the Fund Complex and Trustee of other funds advised by the Advisers or Van Kampen Management Inc.

Phillip B. Rooney
One ServiceMaster Way
Downers Grove, IL 60515
Date of Birth: 07/08/44
Vice Chairman and Director of The ServiceMaster Company, a business and consumer services company. Director of Illinois Tool Works, Inc., a manufacturing company; the Urban Shopping Centers Inc., a retail mall management company; and Stone Container Corp., a paper manufacturing company. Trustee, University of Notre Dame. Formerly, President and Chief Executive Officer, Waste Management, Inc., an environmental services company, and prior to that President and Chief Operating Officer, Waste Management, Inc. Trustee/Director of each of the funds in the Fund Complex.

Fernando Sisto
155 Hickory Lane
Closter, NJ 07624
Date of Birth: 08/02/24
Professor Emeritus and, prior to 1995, Dean of the Graduate School, Stevens Institute of Technology. Director, Dynalysis of Princeton, a firm engaged in engineering research. Trustee/Director of each of the funds in the Fund Complex.

Wayne W. Whalen*
333 West Wacker Drive
Chicago, IL 60606
Date of Birth: 08/22/39
Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois), legal counsel to the funds in the Fund Complex, and other open-end and closed-end funds advised by the Advisers or Van Kampen Management Inc. Trustee/Director of each of the funds in the Fund Complex, and Trustee/Managing Partner of other open-end and closed-end funds advised by the Advisers or Van Kampen Management Inc.




-------

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. DeMartini and Powell are interested persons of the Funds and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

         Officers

         Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. Unless otherwise indicated, the Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

Name, Age, Positions and
Offices with the Company
Principal Occupations During Past 5 Years

Name, Age, Positions and
Offices with the Company
Principal Occupations During Past 5 Years





Dennis J. McDonnell
Date of Birth: 05/20/42,
President
Executive Vice President and a Director of Van Kampen. President, Chief Operating Officer and a Director of the Advisers, Van Kampen Advisors Inc., and Van Kampen Management Inc. Prior to July of 1998, Director and Executive Vice President of VK/AC Holding, Inc. Prior to April of 1998, President and a Director of Van Kampen Merritt Equity Advisors Corp. Prior to April of 1997, Mr. McDonnell was a Director of Van Kampen Merritt Equity Holdings Corp. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Prior to July of 1996, Mr. McDonnell was President, Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc. President of each of the funds in the Fund Complex. President, Chairman of the Board and Trustee/Managing General Partner of other investment companies advised by the Advisers or their affiliates.

Peter W. Hegel
Date of Birth: 06/25/56,
Vice President
Executive Vice President of the Advisers, Van Kampen Management Inc. and Van Kampen Advisors Inc. Prior to July of 1996, Mr. Hegel was a Director of VSM Inc. Prior to September of 1996, he was a Director of McCarthy, Crisanti & Maffei, Inc. Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell
Date of Birth: 08/04/46,
Vice President and Chief Accounting Officer
Senior Vice President of the Advisers, Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Ronald A. Nyberg
Date of Birth: 07/29/53,
Vice President and Secretary
Executive Vice President, General Counsel, Secretary and Director of Van Kampen. Mr. Nyberg is Executive Vice President, General Counsel, Assistant Secretary and a Director of the Advisers and the Distributor, Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Exchange Corp., American Capital Contractual Services Inc. and Van Kampen Trust Company. Executive Vice President, General Counsel and Assistant Secretary of Investor Services. Director or officer of certain other subsidiaries of Van Kampen. Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998, Director and Executive Vice President, General Counsel and Secretary of VK/AC Holding, Inc. Prior to April of 1998, Executive Vice President, General Counsel and Director of Van Kampen Merritt Equity Advisors Corp. Prior to April of 1997, he was

Executive Vice President, General Counsel and a Director of Van Kampen Merritt Equity Holdings Corp. Prior to September of 1996, he was General Counsel of McCarthy, Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg was Executive Vice President and General Counsel of VSM Inc. and Executive Vice President and General Counsel of VCJ Inc. Vice President and Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg
Date of Birth: 11/10/44,
Vice President
Executive Vice President and Director of Van Kampen. Executive Vice President of the Asset Management and the Distributor. President and a Director of Van Kampen Investor Services Inc. President and Chief Operating Officer of Van Kampen Recordkeeping Services Inc. Prior to July of 1998, Director and Executive Vice President of VK/AC Holding, Inc. Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III
Date of Birth: 01/11/56
Vice President and Chief Financial Officer
Senior Vice President of the Advisers, Van Kampen and Van Kampen Management Inc. Senior Vice President and Chief Operating Officer of the Distributor. Vice President and Chief Financial Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

John L. Sullivan
Date of Birth: 08/20/55,
Treasurer
First Vice President of Van Kampen and the Advisers. Treasurer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden
Date of Birth: 11/19/59,
Controller
Vice President of Van Kampen and the Advisers. Controller of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso
Date of Birth: 03/01/65,
Assistant Secretary
Associate General Counsel and Assistant Secretary of Van Kampen. Vice President, Associate General Counsel and Assistant Secretary of the Advisers, the Distributor, Van Kampen Advisors Inc. and Van Kampen Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Huey P. Falgout, Jr.
Date of Birth: 11/15/63,
Assistant Secretary
Vice President, Assistant Secretary and Senior Attorney of Van Kampen. Vice President, Assistant Secretary and Senior Attorney of the Advisers, the Distributor, Investor Services, Van Kampen Management Inc., American Capital Contractual Services, Inc., Van Kampen Exchange Corp. and Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin
Date of Birth: 08/20/56,
Assistant Secretary
Senior Vice President, Deputy General Counsel and Assistant Secretary of Van Kampen, Senior Vice President, Deputy General Counsel and Secretary of the Advisers, the Distributor, Investor Services, American Capital Contractual Services, Inc., Van Kampen Management Inc., Van Kampen Exchange Corp., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen System Inc. and Van Kampen Recordkeeping Services Inc. Prior to July of 1998, Senior Vice President, Deputy General Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior to April of 1998, Van Kampen Merritt Equity Advisors Corp. Prior to April of 1997, Senior Vice President, Deputy General Counsel and Secretary of Van Kampen American Capital Services, Inc. and Van Kampen Merritt Holdings Corp. Prior to September of 1996, Mr. Martin was Deputy General Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc., and prior to July of 1996, he was Senior Vice President, Deputy General Counsel and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Weston B. Wetherell
Date of Birth: 06/15/56,
Assistant Secretary
Vice President, Associate General Counsel and Assistant Secretary of Van Kampen, the Advisers, the Distributor, Van Kampen Management Inc. and Van Kampen Advisors Inc. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Joanna Haigney
73 Tremont Street
Boston, MA 02108
Date of Birth: 10/10/66
Assistant Treasurer
Assistant Vice President, Senior Manager of Fund Administration and Compliance Services, Chase Global Funds Services Company; Officer of various investment companies advised or subadvised by Morgan Stanley Asset Management Inc. Previously with Coopers & Lybrand LLP.

Steven M. Hill
Date of Birth: 10/16/64,
Assistant Treasurer
Vice President of Van Kampen and the Advisers. Assistant Treasurer of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Michael Robert Sullivan
Date of Birth: 03/30/33,
Assistant Controller
Assistant Vice President of the Advisers. Assistant Controller of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

         Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen, or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

         The trustee/directors recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

         For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and
(ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees/directors generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

         For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee, in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

         For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

         Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

         Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

         Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               Compensation Table


                                                                                              Fund Complex
                                                                        ---------------------------------------------------------

                                                                            Aggregate            Aggregate             Total
                            Year First                                     Pension or        Estimated Maximum     Compensation
                           Appointed or     Aggregate Compensation     Retirement Benefits    Annual Benefits     before Deferral
                          Elected to the   before Deferral from the    Accrued as Part of    for the Fund Upon       from Fund
       Name(1)                Board               Company(2)               Expenses(3)         Retirement(4)        Complex(3)
---------------------    ---------------   ------------------------    -------------------   -----------------    ---------------
J. Miles Branagan*            1997                 $13,672                 $30,328                $60,000           $111,197
Linda Hutton Heagy*           1997                  11,072                   3,141                 60,000            111,197
R. Craig Kennedy*             1997                  13,672                   2,229                 60,000            111,197
Jack E. Nelson*               1997                  13,672                  15,820                 60,000            104,322
Jerome L. Robinson            1997                   4,072                  32,020                 15,750            107,947
Phillip B. Rooney*            1997                  13,672                       0                 60,000             74,697
Dr. Fernando Sisto*           1997                  13,672                  60,208                 60,000            111,197
Wayne W. Whalen*              1997                  13,672                  10,788                 60,000            111,197


--------------

(1) Persons not designated by an asterisk are not currently members of the Board of Directors, but were members of the Board of Directors during the Company's most recently completed fiscal year. Mr. Robinson retired from the Board of Directors on December 31, 1997. Directors not eligible for compensation are not included in the compensation table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all operating portfolios of the Company, with respect to the Fund's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each operating portfolio (except the Equity Growth Fund which paid no compensation to trustees/directors for its fiscal year ended June 30, 1998) is shown in Table A below. The following directors deferred compensation from the operating portfolios of the Company, during the fiscal year ended June 30, 1998: Mr. Branagan, $9,600; Ms. Heagy, $7,000; Mr. Kennedy, $4,800; Mr. Nelson, $9,600; Mr. Rooney, $9,600; Dr. Sisto, $4,800; and Mr.
Whalen, $9,600. The details of amounts deferred for each portfolio are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each director, including former directors, from the Company as of June 30, 1998 is as follows: Mr. Branagan, $13,179; Ms. Heagy, $11,180; Mr. Kennedy, $7,606; Mr. Nelson, $15,050; Mr. Robinson, $3,197;
Mr. Rooney, $12,004; Dr. Sisto, $12,233; Mr. Whalen, $14,651; Mr. Miller,
$1,681; and Mr. Gaughan, $431. The details of cumulative deferred compensation (including interest) for each portfolio are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by all operating funds in the Fund Complex for each trustee/director for such a funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extend permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

         As of September 3, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of each Fund.

FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE A


Fund Name                                Branagan      Heagy     Kennedy     Nelson     Robinson     Rooney      Sisto       Whalen
---------                                --------      -----     -------     ------     --------     ------      -----       ------
Aggressive Equity Fund................   $   781     $   581     $   781     $   781     $   70     $   781     $   781     $   781
American Value Fund...................     1,043         843       1,043       1,043        150       1,043       1,043       1,043
Asian Growth Fund.....................     1,966       1,766       1,966       1,966      1,260       1,966       1,966       1,966
Emerging Markets Fund.................     1,203       1,003       1,203       1,203        460       1,203       1,203       1,203
Global Equity Fund....................       963         763         963         963          0         963         963       3 963
Global Equity Allocation Fund.........     1,233       1,033       1,233       1,233        454       1,233       1,233       1,233
Global Fixed Income Fund..............       643         443         643         643         36         643         643         643
Government Obligations Fund...........       358         358         358         358        358         358         358         358
High Yield & Total Return Equity Fund.       661         461         661         661         44         661         661         661
International Magnum Fund.............       732         532         732         732         60         732         732         732
Latin American Fund...................       819         619         819         819        126         819         819         819
Money Market Fund.....................       608         608         608         608        608         608         608         608
U.S. Real Estate Fund.................       669         469         669         669         40         669         669         669
Value Fund............................       793         593         793         793          0         793         793         793
Worldwide High Income Fund............     1,200       1,000       1,200       1,200        406       1,200       1,200       1,200
                                         --------    -------     -------     -------     ------     -------     -------     -------
         Company Total................   $13,672     $11,072     $13,672     $13,672     $4,072     $13,672     $13,672     $13,672

1998 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE B


Fund Name                                      Branagan   Heagy      Kennedy    Nelson    Robinson     Rooney     Sisto     Whalen
---------                                      --------   -----      -------    ------    --------     ------     -----     ------
Aggressive Equity Fund....................     $  711     $ 511      $  356     $  711     $    0     $  711     $  356     $  711
American Value Fund.......................        893       693         446        893          0        893        446        893
Asian Growth Fund.........................        706       506         353        706          0        706        353        706
Emerging Markets Fund.....................        743       543         372        743          0        743        372        743
Global Equity Fund........................        963       763         482        963          0        963        482        963
Global Equity Allocation Fund.............        779       579         390        779          0        779        390        779
Global Fixed Income Fund..................        607       407         304        607          0        607        304        607
High Yield & Total Return Equity Fund.....        617       417         308        617          0        617        308        617
International Magnum Fund.................        672       472         336        672          0        672        336        672
Latin American Fund.......................        693       493         346        693          0        693        346        693
U.S. Real Estate Fund.....................        629       429         314        629          0        629        314        629
Value Fund................................        793       593         396        793          0        793        396        793
Worldwide High Income Fund................        794       594         397        794          0        794        397        794
                                               ------     ------     ------     ------     ------     ------     ------     ------
         Company Total....................     $9,600     $7,000     $4,800     $9,600     $    0     $9,600     $4,800     $9,600

CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE C

Fund Name                          Branagan     Heagy   Kennedy    Nelson    Robinson  Rooney    Sisto    Whalen     Miller  Gaughan
---------                          --------     -----   -------    ------    --------  ------    -----    ------     ------  -------
Aggressive Equity Fund............  $   754   $   543   $  382    $   765    $    0   $   763   $   364   $   752    $    0    $  0
American Value Fund...............      949       734      480        961         0       958       457       945         0       0
Asian Growth Fund.................      751       539      380        761         0       759       362       748         0       0
Emerging Markets Fund.............      791       578      401        801         0       800       381       788         0       0
Global Equity Fund................    1,174       957      594      1,188         0     1,186       565     1,169         0       0
Global Equity Allocation Fund.....    3,579     4,206    2,780      5,397     3,197     2,374     7,318     5,162     1,681     431
Global Fixed Income Fund..........      644       433      327        654         0       652       610       642         0       0
High Yield & Total Return Equity
     Fund.........................      655       444      332        664         0       662       316       652         0       0
International Magnum Fund.........      714       502      362        724         0       722       344       711         0       0
Latin American Fund...............      737       525      374        747         0       746       355       735         0       0
U.S. Real Estate Fund.............      668       457      339        678         0       676       322       666         0       0
Value Fund........................      843       630      427        854         0       852       406       840         0       0
Worldwide High Income Fund........      920       632      428        856         0       854       433       841         0       0

         Company Total............  $13,179   $11,180   $7,606    $15,050    $3,197   $12,004   $12,233   $14,651    $1,681    $431

Investment Advisory and Administrative Agreements

         The Adviser is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, IL 60181 and 2800 Post Oak Boulevard, Houston, TX 77056. Pursuant to the advisory agreement (the "Advisory Agreement") between the Adviser and the Company, the Adviser provides investment services to the Funds. Additionally, pursuant to the administration agreement (the "Administration Agreement") between the Adviser and the Company, the Adviser (the "Administrator") provides administrative services to the Funds. The current Advisory Agreement and Administration Agreement for each Fund except the Global Franchise Fund became effective as of July 2, 1997. The Adviser received compensation for advisory services to the Non-Money Funds of the Company for the fiscal year ended June 30, 1998 of approximately $21,021,000 (and voluntarily waived a portion of such fees equal to approximately $2,664,000). The Administrator received compensation for Administrative Services to the Non-Money Funds of the Company for the fiscal year ended June 30, 1998 of approximately $5,956,000. The current Advisory Agreement and Administration Agreement for the Global Franchise Fund was approved by the Board of Directors on July 30, 1998. For the fiscal year ended June 30, 1998, the Company paid advisory fees to Van Kampen for the Money Market Fund of approximately $680,000 (and voluntarily waived a portion of such fees equal to approximately 195,000). As Adviser for the Government Obligations Money Market Fund, the Company paid to Van Kampen approximately $289,000 (and voluntarily waived a portion of such fees equal to approximately $183,000).

         MSAM is an indirect wholly-owned subsidiary of MSDW and currently acts as sub-adviser pursuant to an investment sub-advisory agreement between MSAM and the Adviser to each of the

Company's Funds, other than the Mid Cap Growth and Value Funds. The principal offices of the MSAM are located at 1221 Avenue of the Americas, New York, NY 10020. Prior to July 2, 1997, MSAM served as investment adviser and administrator for such Funds. As compensation for advisory services to the non-money Funds of the Company for the fiscal years ended June 30, 1996 and June 30, 1997, MSAM, the prior adviser, earned fees of approximately $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) and $10,409,000 (and voluntarily waived a portion of such fees equal to approximately $1,716,000). Further, for the fiscal years ended June 30, 1996 and June 30, 1997, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $759,398 and $882,000, respectively (net of voluntary fee waivers of $153,797 and $579,000,) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $395,312 and $542,000, respectively (net of voluntary fee waivers of $0 and $45,251). For the fiscal years ended June 30, 1996 and June 30, 1997, the Company paid administrative fees to MSAM, the prior administrator to the Funds, of approximately $2,273,000 and $3,187,000, respectively. For the fiscal years ended June 30, 1996 and for the fiscal period from July 1, 1996 to September 26, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $273,252 and $73,440, respectively.

         MAS is an indirect wholly-owned subsidiary of MSDW with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428. Pursuant to an investment sub-advisory agreement between MAS and the Adviser, MAS currently provides sub-advisory services to each of the Mid Cap Growth and Value Funds. Prior to July 2, 1998, MAS served as investment adviser and administrator for such Funds. MAS did not receive any compensation as an adviser or administrator for such Funds for the fiscal year ended June 30, 1997 or before as such Funds had not commenced investment operations during such periods.

         Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company, a corporate affiliate of Chase, provides certain administrative services to the Company. CGFSC provides operational and administrative services to investment companies with approximately $163 billion in assets and having approximately 243,424 shareholder accounts as of June 30, 1998. CGFSC's business address is 73 Tremont Street, Boston, MA 02108-3913.

Distribution of Fund Shares

         Prior to January 1, 1997, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of MSDW, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for each Money Market Fund and each class of each Non-Money Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen Funds Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid monthly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such reimbursement is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Code of Ethics

         The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes require that all employees of the Adviser and Sub-Advisers preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser or Sub-Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

Control Persons and Principal Holders of Securities

         The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of September 3, 1998 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:

Aggressive Equity: Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, TX 77056 owned 5.374% of the total outstanding Class A shares of such Fund.

American Value Fund: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246-6484, owned 8.607% and Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056 owned 6.273% of the total outstanding Class B shares of such Fund.

         Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246-6484, owned 12.432% of the total outstanding Class C shares of such Fund.

Global Equity Allocation Fund: Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 17.739% and 21.147% of the outstanding Class A and B shares, respectively, of such Fund.

Global Fixed Income Fund: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 17.923%; LaSalle National Bank Cust FBO Bruce A. Bendoff & Judith D. Bendoff, P.O. Box 1443, Chicago, IL 60690-1443, 14.121%; FTC & Co. P.O. Box 173736, Denver, Co. 80217-3736, 11.592%; NFSC FBO Bruce S.
Sperling, 55 W. Monroe St., Chicago, IL 60603-5010, 8.202%; Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122, 6.415%.

         Anna E. Fulmer Trustee for Anna E. Fulmer Trust, U/A/D 8/2/93, 1124 Marine Way West, West Palm Beach, FL, 33408-3630, owned 7.051% of the total outstanding Class B shares of such Fund.

         The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Esierea Clearing Corp. Geraldine M. Falkiner 1987 111 East Kilbourn Avenue, Milwaukee, WI 53202-6611, 6.466%; MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 5.007%; and Solomon Smith Barney, Inc., 333 West 34th Street, New York, NY 10001-2483, 5.855%.

Emerging Markets Fund: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 36.857% of the total outstanding Class A shares of such Fund.

High Yield & Total Return Fund: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 28.950%; Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122, 12.499% and Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, NJ 07303-2052, 5.390%.

         MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 6.004% and 22.549% of the total outstanding Class B and C shares, respectively, of such Fund.

Latin American Fund: Charles Schwab for the Sole Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122, owned 9.873% of the total outstanding Class A shares of such Fund.

U.S. Real Estate Fund: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122 owned 36.020% and Painewebber, 22 Harbor Drive, Port Washington, NY 11050-2524 owned 8.777%.

         Dain Rauscher Incorporated, P.O. Box 6368, Lincoln, NE 68506-0368 owned 9.926% of the total outstanding Class C shares of such fund.

International Magnum Fund: Wachovia Bank NA Cust, FBO East Carolina University Endowment and Foundation, 301 N. Main Street, P.O. Box 3073, Winston Salem, NC 27150, owned 6.172% of the total outstanding Class A shares of such Fund and Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 8.798% of the total outstanding Class A shares of such Fund.

         Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 8.842% of the total outstanding Class B shares of such Fund.

         MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 10.533% and Interstate/Johnson Lane, P.O. Box 1220, Charlotte, NC 28201-1220, owned 8.907% of the total outstanding Class C shares of such Fund.

Money Market Fund: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.514% of the total outstanding shares of the Fund.*

Government Obligations Money Market Fund: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.975% of the total outstanding shares of the Fund.*

Worldwide High Income Fund: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 7.546% of the total outstanding Class A shares of such Fund.

Asian Growth Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484 owned 5.245% of the total outstanding Class B shares of such Fund.

Tax-Free Money Market Fund:  N/A

Japanese Equity Fund:  N/A

European Equity Fund:  N/A

Equity Growth Fund: Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, Texas 77056 owned 13.228% of the total outstanding Class A shares of such Fund.

         Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, Texas, 77056 owned 9.515% and Kathleen Hull Trust dtd 12/08/88 11 Sierra Avenue, Piedmont, CA 94611-3815 owned 5.963% of the total outstanding Class B shares of such Fund.

         John G. Elkenrode & Deborah J. Elkenrode, 16 Woodward Ln., Lutherville, MD 21093-3770 owned 14.699% and Concorde Bank Limited P.O. Box 1161, Barbados, West Indies owns 5.520% of the total outstanding Class C shares of such Fund.

Global Equity Fund:  N/A

Emerging Markets Debt Fund:  N/A

Mid Cap Growth Fund:  N/A

Growth and Income Fund II:  N/A

Value Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 10.128% and Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, TX 77056 owned 5.681% of the total outstanding Class B shares of such Fund.

         MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 11.149% and Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 8.353% of the total outstanding Class C shares of such Fund.

Global Franchise Fund:  N/A

         *The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.

         MONEY MARKET FUND NET ASSET VALUE

         Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

         The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

         In the event of a deviation of over 1?2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

         There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

         PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement and Investment Sub-Advisory Agreements authorize each of the Adviser and Sub-Advisers (collectively for this discussion only, the "Adviser") to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

         In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the Company paid brokerage commissions of approximately $180,458, $464,192 and $450,000, respectively, to the Morgan Stanley, an affiliated broker-dealer. For the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, commissions paid to Morgan Stanley represented approximately 6.00%, 7.98% and 4.83%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 2.00%, 7.10% and 10.78%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

         Fund securities will not be purchased from, or through, or sold to or through, the Adviser, the Sub-Advisers or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

         PERFORMANCE INFORMATION

         The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

         Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

Total Return

         From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period
(or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

         Total return figures are calculated according to the following formula:

P(1+T) = ERV


         where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


         Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1998 for the one, three and five year periods ended June 30, 1998 and for the period from the inception of each Fund through June 30, 1998 are as follows:



                                                                       One-Year       Three-Year      Five-Year          Inception
                                                       Inception     Period Ended    Period Ended    Period Ended         through
                                                         Date       June 30, 1998   June 30, 1998   June 30, 1998      June 30, 1998
                                                       ---------    -------------   -------------   -------------      -------------
Global Equity Allocation Fund
     Class A Shares..............................     01/04/93         16.17%            20.42%           15.22%            15.94%
     Class B Shares(1)...........................     08/01/95         15.33              N/A              N/A              18.22
     Class C Shares(1)...........................     01/04/93         15.37             19.52            14.38             15.09
Global Fixed Income Fund
     Class A Shares..............................     01/04/93          5.36              4.94             5.27              6.27
     Class B Shares(1)...........................     08/01/95          4.65              N/A              N/A               4.07
     Class C Shares(1)...........................     01/04/93          4.65              4.20             4.46              5.46
Asian Growth Fund
     Class A Shares..............................     06/23/93        (60.57)           (25.87)          (10.44)           (10.40)
     Class B Shares(1)...........................     08/01/95        (60.89)            N/A               N/A             (26.66)
     Class C Shares(1)...........................     06/23/93        (60.88)           (26.43)          (11.09)           (11.05)
American Value Fund
     Class A Shares..............................     10/18/93         28.26             22.85             N/A              18.69
     Class B Shares(1)...........................     08/01/95         27.30              N/A              N/A              23.54
     Class C Shares(1)...........................     10/18/93         27.28             24.35             N/A              17.77
Worldwide High Income Fund
     Class A Shares..............................     04/21/94          3.40             17.21             N/A              14.60
     Class B Shares(1)...........................     08/01/95          2.63              N/A              N/A              16.24
     Class C Shares(1)...........................     04/21/94          2.55             16.27             N/A              13.71
Emerging Markets Fund
     Class A Shares..............................     07/06/94        (34.31)            (7.08)            N/A              (6.87)
     Class B Shares(1)...........................     08/01/95        (34.76)             N/A              N/A              (7.15)
     Class C Shares(1)...........................     07/06/94        (34.73)            (5.90)            N/A              (7.55)
Latin American Fund
     Class A Shares..............................     07/06/94        (17.37)            21.90             N/A               8.67
     Class B Shares(1)...........................     08/01/95        (17.82)             N/A              N/A              19.17
     Class C Shares(1)...........................     07/06/94        (17.86)            21.04             N/A               7.83
Aggressive Equity Fund
     Class A Shares..............................     01/02/96         30.93              N/A              N/A              33.01
     Class B Shares..............................     01/02/96         29.94              N/A              N/A              32.07
     Class C Shares..............................     01/02/96         29.90              N/A              N/A              32.03
U.S. Real Estate Fund
     Class A Shares..............................     05/01/96         8.27               N/A              N/A              21.93
     Class B Shares..............................     05/01/96         7.23               N/A              N/A              20.86
     Class C Shares..............................     05/01/96         7.20               N/A              N/A              20.87
High Yield & Total Return Fund
     Class A Shares..............................     05/01/96        10.81               N/A              N/A              13.32
     Class B Shares..............................     05/01/96         9.86               N/A              N/A              12.42
     Class C Shares..............................     05/01/96         9.86               N/A              N/A              12.42
International Magnum Fund
     Class A Shares..............................     07/01/96         8.32%              N/A              N/A              12.72%
     Class B Shares..............................     07/01/96         7.55               N/A              N/A              11.88
     Class C Shares..............................     07/01/96         7.55               N/A              N/A              11.86
Japanese Equity Fund
     Class A Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class B Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class C Shares..............................          N/A         N/A                N/A              N/A               N/A
Growth and Income Fund II
     Class A Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class B Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class C Shares..............................          N/A         N/A                N/A              N/A               N/A
European Equity Fund
     Class A Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class B Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class C Shares..............................          N/A         N/A                N/A              N/A               N/A
Equity Growth Fund
     Class A Shares..............................      5/29/98         N/A                N/A              N/A               2.90%
     Class B Shares..............................      5/29/98         N/A                N/A              N/A               2.80%
     Class C Shares..............................      5/29/98         N/A                N/A              N/A               2.80%
Global Equity Fund
     Class A Shares..............................     10/29/97        11.38               N/A              N/A               N/A
     Class B Shares..............................     10/29/97        10.84               N/A              N/A
     Class C Shares..............................     10/29/97        10.74               N/A              N/A               N/A
Emerging Markets Debt Fund
     Class A Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class B Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class C Shares..............................          N/A         N/A                N/A              N/A               N/A
Mid Cap Growth Fund
     Class A Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class B Shares..............................          N/A         N/A                N/A              N/A               N/A
     Class C Shares..............................          N/A         N/A                N/A              N/A               N/A
Value Fund
     Class A Shares..............................      7/7/97          6.74               N/A              N/A               N/A
     Class B Shares..............................      7/7/97          6.01               N/A              N/A               N/A
     Class C Shares..............................      7/7/97          5.83               N/A              N/A               N/A
Global Franchise Fund
     Class A Shares..............................         N/A          N/A                N/A              N/A               N/A
     Class B Shares..............................         N/A          N/A                N/A              N/A               N/A
     Class C Shares..............................         N/A          N/A                N/A              N/A               N/A
Money Market Fund................................     08/04/89         4.83              14.84            23.06              4.80
Tax-Free Money Market Fund.......................         N/A          N/A                N/A              N/A               N/A
Government Obligations Money Market Fund.........     03/12/92         4.79              14.72            22.91              3.89

-------

  The Japanese Equity, Growth and Income II, European Equity, Emerging Markets Debt, Mid Cap Growth, Global Franchise and Tax-Free Money Market Funds had not commenced operations in the fiscal year ended June 30, 1998.
(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

Yield for Certain Funds

         From time to time certain of the Funds may advertise yield.

         Current yield reflects the income per share earned by a Fund's investments.

         Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

         Current yield figures are obtained using the following formula:

Yield = 2[(a - b + 1) - 1]

cd


         where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

d = the maximum offering price per share on the last day of the period


         The respective current yields for the following Funds 30-day period ended June 30, 1998 were as follows:

Fund Name
Class A Shares
Class B Shares
Class C Shares

Global Fixed Income Fund
3.18
2.59
2.59

Worldwide High Income Fund
9.18
8.85
8.86

High Yield & Total Return Fund
7.06
6.65
6.65


         CALCULATION OF YIELD FOR MONEY MARKET FUNDS

         The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1998 were 4.67% and 4.19% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1998 were 4.77% and 4.28%, respectively.

         The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

         TAXABLE EQUIVALENT YIELD

         It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

Tax Free Yield

1 - Your Tax Bracket = Your Taxable Equivalent Yield

         For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1997 under the Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

         TAXABLE EQUIVALENT YIELD TABLE



Single Return
Joint Return
Federal Income Tax Brackets
3%
4%
5%
6%
7%
8%
9%
10%
11%

Sample Level of
Taxable Income


Taxable Equivalent Rates Based on Tax-Exempt Yield of:



$0-$24,650
$0-$41,200
15%
3.53%
4.71%
5.88%
7.06%
8.24%
9.41%
10.59%
11.76%
12.94%

$24,650-$59,750
$41,200-$99,600
28%
4.17%
5.56%
6.94%
8.33%
9.72%
11.11%
12.50%
13.89%
15.28%

$59,750-$124,650
$99,600-$151,750
31%
4.35%
5.80%
7.25%
8.70%
10.14%
11.59%
13.04%
14.49%
15.94%

$124,650-$271,050
$151,750-$271,050
36%
4.69%
6.25%
7.81%
9.38%
10.94%
12.50%
14.06%
15.63%
17.19%

$271,050 and up
$271,050 and up
39.6%
4.97%
6.62%
8.28%
9.93%
11.59%
13.23%
14.90%
16.56%
18.21%

-------

* Net amount subject to 1997 federal income tax after deductions and exemptions, not indexed for 1997 income tax rates.

Comparisons

         To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

         (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (b) Standard & Poor's 500 Stock Index or its component indices - unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

         (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         (e) Lipper - Capital Appreciation Index - a composite of mutual funds managed for maximum capital gains.

         (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         (g) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

         (i) Salomon Smith Barney GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

         (j) Salomon Smith Barney High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

         (k) Salomon Smith Barney Broad Investment Grade Bond Index - is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

         (l) Salomon Brothers World Bond Index - measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars
Netherlands Guilder

Canadian Dollars
Swiss Francs

European Currency Units
UK Pounds Sterling

French Francs
U.S. Dollars

Japanese Yen
German Deutsche Marks


         (m) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

         (n) Lehman LONG-TERM Treasury Bond Index - is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

         (o) Lehman Aggregate Bond Index - is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

         (p) NASDAQ Industrial Index is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

         (q) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

         (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         (s) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

         (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper

Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

         (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups. (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

         (w) Savings and Loan Historical Interest Rates - as published in the United States Savings & Loan League Fact Book.

         (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

         (y) The MSCI Combined Far East Free ex-Japan Index - a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

         (z) CS First Boston High Yield Index - generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         (bb) Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

         (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index - An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

         (dd) IFC Global Total Return Composite Index - An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

         (ee) EMBI+ - Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

         (ff) The MSCI Latin America Global Index - is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

         (gg) Morgan Stanley Capital International Japan Index - An unmanaged index of common stocks (assumes dividends reinvested).

         (hh) NAREIT Index - An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

         (ii) Standard & Poor's 400 Mid Cap Index - The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.

         (jj) Russell 2500 Index - comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

         (kk) The Worldwide High Income Blended Index - is an unmanaged index comprised of 50% CS First Boston High Yield Index, 25% J.P. Morgan Latin Eurobond Index and 25% J.P. Morgan Emerging Markets Bond Index Plus.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

General Performance Information

         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley or its affiliates; and the portfolio managers' goals, strategies and investment techniques.

         The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Adviser believes the Fund compares relative to other funds advised by the Adviser or distributed by the Distributor. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Funds will also be marketed on the Internet.

         GENERAL INFORMATION

Description of Shares and Voting Rights

         The Company's Articles of Incorporation permit the Directors to issue
28.5 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-three Funds, twenty of which have Class A, Class B and Class C shares.

         The shares of each Fund of the Company are fully paid and non-assessable, and, except as described in the Prospectuses, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

Dividends and Distributions

         The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

         Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

         As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

         Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

Custody Arrangements

         Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley Dean Witter & Co. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

         DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Commercial Paper and Bond Ratings

         Excerpts from Moody's Investors Service, Inc. ("Moody's") Description of Bond Ratings:

         - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from Standard & Poor's Corporation ("S&P") Description of Bond
Ratings:

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C - The rating C is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 - best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 - high quality with margins of protection ample although not so large as in the preceding group.

Description of Moody's Highest Commercial Paper Rating: Prime-1 ("P1") - Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Excerpt from S&P's Rating of Municipal Notes Issues: S-1+ - very strong capacity to pay principal and interest; SP-1 - strong capacity to pay principal and interest.

Description of S&P's Highest Commercial Paper Rating: A-1+ - this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 - this designation indicates the degree of safety regarding timely payment is very strong.

With Respect to Ratings by IBCA Ltd., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  Description of United States Government Securities

         The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

         Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1998


                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
COMMON STOCKS (95.0%)
  BASIC MATERIALS (1.7%)
    CHEMICALS (1.2%)
        36,900   Du Pont (EI) de Nemours Co.......................  $  2,754
                                                                    --------
    CHEMICALS (DIVERSIFIED) (0.5%)
        18,700   Monsanto.........................................     1,045
                                                                    --------
  TOTAL BASIC MATERIALS...........................................     3,799
                                                                    --------
  CAPITAL GOODS (18.5%)
    AEROSPACE/DEFENSE (5.6%)
        87,500   Cordant Technologies, Inc........................     4,036
     (a)66,600   Gulfstream Aerospace Corp........................     3,097
        50,800   Northrop Grumman Corp............................     5,239
                                                                    --------
                                                                      12,372
                                                                    --------
    MACHINERY (DIVERSIFIED) (1.9%)
        84,900   Case Corp........................................     4,096
                                                                    --------
    MANUFACTURING (DIVERSIFIED) (6.9%)
        43,600   Tyco International Ltd...........................     2,747
       132,800   United Technologies Corp.........................    12,284
                                                                    --------
                                                                      15,031
                                                                    --------
    OFFICE EQUIPMENT & SUPPLIES (4.1%)
    (a)159,400   Knoll, Inc.......................................     4,702
        35,300   Pitney Bowes, Inc................................     1,699
        26,600   Xerox Corp.......................................     2,703
                                                                    --------
                                                                       9,104
                                                                    --------
  TOTAL CAPITAL GOODS.............................................    40,603
                                                                    --------
  COMMUNICATION SERVICES (0.1%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.1%)
      (a)5,500   Associated Group, Inc., `B'......................       219
                                                                    --------
  CONSUMER CYCLICALS (8.6%)
    AUTOMOBILES (2.2%)
        72,300   General Motors Corp..............................     4,830
                                                                    --------
    GAMING--LOTTERY (0.4%)
        34,100   International Game Technology....................       827
                                                                    --------
    LODGING--HOTELS (0.6%)
        48,200   Hilton Hotels Corp. .............................     1,374
                                                                    --------
    PUBLISHING (NEWSPAPERS) (1.0%)
        24,600   Pulitzer Publishing Co...........................     2,196
                                                                    --------
    RETAIL (SPECIALTY) (0.4%)
     (a)32,600   Staples, Inc.....................................       943
                                                                    --------
    SERVICES (ADVERTISING/MARKETING) (0.4%)
     (a)28,900   Young & Rubicam, Inc.............................       925
                                                                    --------
    SERVICES (COMMERCIAL & CONSUMER) (3.6%)
    (a)249,391   Cendant Corp.....................................     5,206
       551,800   Neilsen Media Research...........................     2,552
                                                                    --------
                                                                       7,758
                                                                    --------
  TOTAL CONSUMER CYCLICALS........................................    18,853
                                                                    --------
  CONSUMER STAPLES (16.0%)
    BEVERAGES (NON-ALCOHOLIC) (2.4%)
        23,900   Coca-Cola Co.....................................     2,043
        80,400   Coca-Cola Enterprises, Inc.......................     3,156
                                                                    --------
                                                                       5,199
                                                                    --------


                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
    BROADCASTING (TV, RADIO, CABLE) (9.7%)
    (a)195,500   Clear Channel Communications, Inc................  $ 21,334
                                                                    --------
    ENTERTAINMENT (1.4%)
     (a)66,300   SFX Entertainment, Inc. `A'......................     3,041
                                                                    --------
    FOODS (2.1%)
        19,000   Quaker Oats, Co..................................     1,044
        17,600   Ralston-Ralston Purina Group.....................     2,056
        16,400   WM. Wrigley Jr. Co...............................     1,607
                                                                    --------
                                                                       4,707
                                                                    --------
    TOBACCO (0.4%)
        22,600   Philip Morris Cos., Inc..........................       890
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................    35,171
                                                                    --------
  FINANCIAL (25.6%)
    BANKS (MAJOR REGIONAL) (0.7%)
         3,833   Wells Fargo Co...................................     1,414
                                                                    --------
    BANKS (MONEY CENTER) (5.1%)
        27,700   BankAmerica Corp.................................     2,394
        50,300   Citicorp.........................................     7,507
        11,600   Morgan (J.P.) & Co., Inc.........................     1,359
                                                                    --------
                                                                      11,260
                                                                    --------
    FINANCIAL (DIVERSIFIED) (3.1%)
        60,300   American Express Co..............................     6,874
                                                                    --------
    INSURANCE (LIFE & HEALTH) (1.0%)
        43,600   Reinsurance Group of America, Inc................     2,237
                                                                    --------
    INSURANCE (MULTI-LINE) (9.0%)
       226,500   Loews Corp.......................................    19,734
                                                                    --------
    INSURANCE (PROPERTY--CASUALTY) (6.0%)
        50,900   Allstate Corp....................................     4,661
        33,600   General RE Corp..................................     8,518
                                                                    --------
                                                                      13,179
                                                                    --------
    INVESTMENT BANKING & BROKERAGE (0.7%)
        15,600   Merrill Lynch & Co., Inc.........................     1,439
                                                                    --------
  TOTAL FINANCIAL.................................................    56,137
                                                                    --------
  TECHNOLOGY (6.0%)
    COMMUNICATION EQUIPMENT (0.3%)
      (a)9,600   ADC Telecom, Inc.................................       351
      (a)7,700   L-3 Communications Holdings, Inc.................       251
                                                                    --------
                                                                         602
                                                                    --------
    COMPUTERS (SOFTWARE & SERVICES) (2.9%)
     (a)57,300   Microsoft Corp...................................     6,210
                                                                    --------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.0%)
      (a)4,000   Celestia, Inc....................................        75
                                                                    --------
    ELECTRONICS (DEFENSE) (2.8%)
    (a)105,000   Litton Industries, Inc...........................     6,195
                                                                    --------
  TOTAL TECHNOLOGY................................................    13,082
                                                                    --------
  TRANSPORTATION (18.5%)
    AIRLINES (18.5%)
    (a)666,100   Continental Airlines, `B'........................    40,549
                                                                    --------
TOTAL COMMON STOCKS (COST $202,290)...............................   208,413
                                                                    --------


                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998


         FACE
        AMOUNT                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
$       10,586   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $10,588,
                   collateralized by $10,565 U.S. Treasury Notes,
                   5.625%, due 2/15/06, valued at $10,830 (COST
                   $10,586).......................................  $ 10,586
                                                                    --------
TOTAL INVESTMENTS (99.8%) (COST $212,876).........................   218,999
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)......................       405
                                                                    --------
NET ASSETS (100%).................................................  $219,404
                                                                    ========


---------------

(a)   --  Non-income producing security


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               AMERICAN VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1998



                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (88.6%)
  AEROSPACE (0.2%)
    (a)6,700   Coltec Industries, Inc...........................  $    133
    (a)5,300   Doncasters plc ADR...............................       147
   (a)36,300   Hexcel Corp......................................       821
    (a)2,700   Triumph Group, Inc...............................       113
                                                                  --------
                                                                     1,214
                                                                  --------
  BANKING (8.3%)
     100,650   AmSouth Bancorp..................................     3,957
   (a)21,700   Cadillac Fairview Corp...........................       499
      16,800   City National Corp...............................       621
     151,800   Colonial BancGroup, Inc..........................     4,896
      29,450   Comerica, Inc....................................     1,951
     112,200   Community First Bankshares, Inc..................     2,938
      76,000   Compass Bancshares, Inc..........................     3,430
     145,900   Dime Bancorp, Inc................................     4,368
      38,400   First American Corp., Tennessee..................     1,848
      81,500   First Tennessee National Corp....................     2,572
   (a)12,400   Franchise Mortgage Acceptance Co., L.L.C.........       323
   (a)19,700   Hawk Corp., `A'..................................       347
      55,300   Hubco, Inc.......................................     1,980
   (a)40,300   Imperial Bancorp, Inc............................     1,209
      24,900   Investors Financial Services Corp................     1,320
      53,500   Mellon Bank Corp.................................     3,725
      44,600   Mercantile Bankshares Corp.......................     1,553
      39,800   New England Community Bancorp, Inc., `A'.........       915
      34,638   Peoples Heritage Financial Group, Inc............       818
     117,200   Prime Bancshares, Inc............................     2,974
      35,500   Queens County Bancorp, Inc.......................     1,549
     101,300   Regions Financial Corp...........................     4,160
      28,100   Southtrust Corp..................................     1,222
      87,000   Sovereign Bancorp, Inc...........................     1,422
      10,000   Western Bancorp..................................       422
                                                                  --------
                                                                    51,019
                                                                  --------
  BUILDING (3.2%)
  (a)191,100   AFC Cable Systems, Inc...........................     6,784
     167,900   Southdown, Inc...................................    11,984
       7,400   Vulcan Materials Co..............................       789
                                                                  --------
                                                                    19,557
                                                                  --------
  CAPITAL GOODS (1.5%)
      72,600   AGCO Corp........................................     1,493
      25,300   Case Corp........................................     1,221
      12,800   Cincinnati Milacron, Inc.........................       311
      29,100   Cummins Engine...................................     1,491
     140,500   Flowserve Corp...................................     3,460
      27,700   Manitowoc Co., Inc...............................     1,117
   (a)12,500   Stoneridge, Inc..................................       228
                                                                  --------
                                                                     9,321
                                                                  --------
  CHEMICALS (1.9%)
     121,000   Crompton & Knowles Corp..........................     3,048
      17,400   Quaker Chemical Corp.............................       330
     293,200   Solutia, Inc.....................................     8,411
                                                                  --------
                                                                    11,789
                                                                  --------
  COMMUNICATIONS (4.0%)
   (a)79,700   ANTEC Corp.......................................     1,848
   (a)48,700   FORE Systems, Inc................................     1,291

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
[S]                                                               [C]
  (a)159,500   General Instrument Corp..........................  $  4,336
   (a)50,800   Glenayre Technologies, Inc.......................       546
   (a)56,400   Journal Register Co..............................       945
   (a)86,100   Paging Network, Inc..............................     1,205
   (a)31,800   SmarTalk Teleservices, Inc.......................       463
  (a)206,900   Telco Systems, Inc...............................     2,935
   (a)77,300   United Video Satellite Group.....................     3,063
  (a)132,100   Valassis Communications, Inc.....................     5,094
  (a)160,000   Xircom, Inc......................................     2,490
   (a)34,300   Ziff-Davis, Inc..................................       476
                                                                  --------
                                                                    24,692
                                                                  --------
  COMPUTERS (3.2%)
   (a)40,600   Apple Computer, Inc..............................     1,165
   (a)82,900   Computer Horizons Corp...........................     3,072
  (a)108,600   Electronics Arts, Inc............................     5,864
   (a)46,200   Quantum Corp.....................................       959
  (a)145,000   Splash Technology Holdings, Inc..................     2,492
   (a)35,400   Storage Technology Corp..........................     1,535
  (a)222,000   Sybase, Inc......................................     1,547
  (a)235,200   Transwitch Corp..................................     3,234
                                                                  --------
                                                                    19,868
                                                                  --------
  CONSUMER--DURABLES (2.6%)
     215,000   Arvin Industries, Inc............................     7,807
   (a)19,900   Dan River, Inc. `A'..............................       338
   (a)22,300   Datascope Corp...................................       592
      39,000   Kaufman and Broad Home Corp......................     1,238
(a)1,278,600   Laidlaw Environmental Services...................     4,635
      16,000   Lone Star Industries, Inc........................     1,233
                                                                  --------
                                                                    15,843
                                                                  --------
  CONSUMER--RETAIL (5.4%)
  (a)191,100   BJ's Wholesale Club, Inc.........................     7,763
   (a)59,900   Brylane, Inc.....................................     2,755
      82,400   CVS Corp.........................................     3,208
  (a)233,100   Office Depot, Inc................................     7,357
     173,400   Ross Stores, Inc.................................     7,456
   (a)27,800   Stage Stores, Inc................................     1,258
     116,600   TJX Companies, Inc...............................     2,813
      16,200   VF Corp..........................................       834
                                                                  --------
                                                                    33,444
                                                                  --------
  CONSUMER--SERVICE & GROWTH (0.8%)
   (a)31,900   Chancellor Media Corp., `A'......................     1,584
   (a)21,900   Jacor Communications, Inc........................     1,292
  (a)105,200   Prime Hospitality Corp...........................     1,834
                                                                  --------
                                                                     4,710
                                                                  --------
  CONSUMER--STAPLES (5.0%)
  (a)259,900   Blyth Industries, Inc............................     8,642
  (a)202,000   Consolidated Cigar Holdings, Inc.................     2,475
      71,700   Dial Corp........................................     1,860
      49,500   DIMON, Inc.......................................       557
  (a)225,300   Fresh Del Monte Produce, Inc.....................     4,267
  (a)121,400   General Cigar Holdings, Inc......................     1,199
      40,400   Interstate Bakeries Corp.........................     1,341
      36,200   Michael Foods, Inc...............................     1,063
  (a)152,500   Omega Protein Corp...............................     2,345
   (a)16,000   Standard Commercial Corp.........................       176


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               AMERICAN VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  CONSUMER--STAPLES (CONT.)
   (a)92,900   Suiza Foods Corp.................................  $  5,545
      35,700   Universal Corp...................................     1,334
                                                                  --------
                                                                    30,804
                                                                  --------
  ELECTRIC (1.0%)
     152,600   Dpl, Inc.........................................     2,766
      39,900   DQE, Inc.........................................     1,436
      26,900   Florida Progress Corp............................     1,106
      37,000   SCANA Corp.......................................     1,103
                                                                  --------
                                                                     6,411
                                                                  --------
  ENERGY (5.6%)
   (a)29,300   BJ Services Co...................................       852
       2,700   Black Hills Corp.................................        62
      41,900   Camco International, Inc.........................     3,263
   (a)41,800   Cooper Cameron Corp..............................     2,132
      21,200   Energy East Corp.................................       882
     173,000   Enron Oil & Gas Co...............................     3,503
   (a)29,800   Horizon Offshore, Inc............................       292
      33,700   MCN Corp.........................................       838
  (a)538,424   Ocean Energy, Inc................................    10,533
      14,700   Nicor, Inc.......................................       590
      23,400   Noble Affiliates, Inc............................       889
  (a)253,800   R & B Falcon Corp................................     5,742
   (a)38,000   Suburban Propane Partners........................       734
      38,800   Sun Co., Inc.....................................     1,506
      33,400   Transocean Offshore, Inc.........................     1,486
       8,900   Ultramar Diamond Shamrock Corp...................       281
    (a)1,800   Veritas DGC, Inc.................................        90
      44,700   Vintage Petroleum, Inc...........................       844
                                                                  --------
                                                                    34,519
                                                                  --------
  ENTERTAINMENT (0.8%)
  (a)734,900   Acclaim Entertainment, Inc.......................     4,363
    (a)9,300   Imax Corp........................................       212
  (a)105,000   The 3DO Company..................................       331
                                                                  --------
                                                                     4,906
                                                                  --------
  FINANCE (1.7%)
   (a)36,000   Heller Financial, Inc............................     1,080
      16,300   Nationwide Health Properties, Inc................       389
   (a)19,400   Security Capital Group, Inc. `B'.................       517
      12,400   SL Green Realty Corp.............................       279
      72,800   T. Rowe Price Associates, Inc....................     2,735
     242,700   Waddell & Reed Financial, Inc., `A'..............     5,810
                                                                  --------
                                                                    10,810
                                                                  --------
  FINANCIAL--DIVERSIFIED (6.9%)
      27,300   A.G. Edwards, Inc................................     1,165
      20,200   Capital One Financial Corp.......................     2,509
      82,200   CMAC Investment Corp.............................     5,055
      43,400   Cousins Properties, Inc..........................     1,297
     181,100   Crescent Real Estate Equities Co. REIT...........     6,089
      35,600   Developers Diversified Realty Corp...............     1,395
      54,300   Duke Realty Investment, Inc. REIT................     1,286
      13,125   Equity Residential Properties Trust..............       623
      46,400   Felcor Suite Hotels, Inc. REIT...................     1,456
      35,000   First Washington Realty Trust, Inc...............       814
      26,500   Glenborough Realty Trust, Inc....................       699
   (a)36,500   Innotrac Corp....................................       347

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      12,900   Irvine Apartment Communities, Inc. REIT..........  $    373
      38,000   JDN Realty Corp..................................     1,211
   (a)36,100   Lasalle Hotel Properties REIT....................       611
      21,600   Legg Mason, Inc..................................     1,243
      48,600   Liberty Property Trust, REIT.....................     1,242
      58,500   Manufactured Home Communities, Inc. REIT.........     1,411
       3,400   Post Properties, Inc.............................       131
   (a)23,800   Promus Company, Inc..............................       916
     117,600   Providian Financial Corp.........................     9,239
       9,600   Security Capital Industrial Trust................       240
      17,400   The CIT Group, Inc. `A'..........................       653
  (a)106,900   Unicapital Corp..................................     2,044
   (a)22,600   United Panam Financial Corp......................       232
    (a)5,250   Wellsford Properties, Inc........................        74
                                                                  --------
                                                                    42,355
                                                                  --------
  HEALTH CARE (6.7%)
   (a)75,400   Adac Laboratories................................     1,697
   (a)43,800   Agouron Pharmaceuticals, Inc.....................     1,328
     168,000   Alpharma, Inc....................................     3,696
    (a)5,100   Amerisource Health Corp., `A'....................       335
   (a)21,000   Arterial Vascular Engineering, Inc...............       751
   (a)21,500   Biogen, Inc......................................     1,054
  (a)108,700   Coventry Health Care, Inc........................     1,617
  (a)444,900   Del Global Technologies Corp.....................     4,449
    (a)4,000   Dental Care Alliance, Inc........................        46
  (a)181,000   Guilford Pharmaceuticals, Inc....................     3,190
    (a)3,700   Manhattan Associates, Inc........................        77
   (a)33,800   Pacificare Health Systems........................     2,987
   (a)65,700   PSS World Medical, Inc...........................       961
  (a)103,037   Respironics, Inc.................................     1,604
   (a)48,100   Transkaryotic Therapies, Inc.....................     1,239
    (a)9,000   Trex Medical Corp................................       149
   (a)49,100   Trigon Healthcare, Inc...........................     1,777
      75,100   United Wisconsin Services, Inc...................     2,131
   (a)13,600   Universal Health Services, Inc...................       794
     220,300   Ventas, Inc......................................     3,043
   (a)84,200   Wellpoint Health Networks, Inc...................     6,231
   (a)66,100   Wesley Jessen Visioncare, Inc....................     1,529
   (a)35,300   Zonagen, Inc.....................................       774
                                                                  --------
                                                                    41,459
                                                                  --------
  INDUSTRIAL (0.4%)
  (a)232,400   Philip Services Corp.............................       959
      15,900   Steelcase, Inc...................................       413
      48,200   Wabash National Corp.............................     1,241
                                                                  --------
                                                                     2,613
                                                                  --------
  INSURANCE (5.2%)
     117,600   Allmerica Financial Corp.........................     7,644
      58,758   AmerUs Life Holdings, Inc. `A'...................     1,902
   (a)17,100   Annuity & Life Re Holdings Ltd...................       378
     156,600   Everest Reinsurance Holdings, Inc................     6,019
      42,600   EXEL Ltd.........................................     3,315
      86,300   Nationwide Financial Services, Inc., `A'.........     4,401
     195,600   Old Republic International Corp..................     5,734
      50,100   Reliastar Financial Corp.........................     2,405
                                                                  --------
                                                                    31,798
                                                                  --------



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               AMERICAN VALUE FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  METALS (1.7%)
     169,600   Agnico-Eagle Mines Ltd...........................  $    933
     209,200   AK Steel Holding Corp............................     3,739
     259,200   Barrick Gold Corp................................     4,973
      22,700   USX-U.S. Steel Group, Inc........................       749
                                                                  --------
                                                                    10,394
                                                                  --------
  MISCELLANEOUS (1.1%)
      95,300   S & P Mid Cap 400 Depositary Receipts............     6,635
                                                                  --------
  PAPER & PACKAGING (0.7%)
      79,900   Bowater, Inc.....................................     3,775
    (a)7,500   Owens-Illinois, Inc..............................       336
                                                                  --------
                                                                     4,111
                                                                  --------
  RESTAURANTS (0.4%)
  (a)152,700   Friendly Ice Cream Corp..........................     2,577
                                                                  --------
  RETAIL (2.9%)
  (a)125,300   800-JR Cigar, Inc................................     2,475
       6,200   Claire's Stores, Inc.............................       127
    (a)7,600   Columbia Sportswear Co...........................       144
      34,300   Consolidated Stores Corp.........................     1,243
  (a)142,200   Dress Barn, Inc..................................     3,537
   (a)12,600   Gadzooks, Inc....................................       347
   (a)38,200   Goody's Family Clothing, Inc.....................     2,096
   (a)21,500   I.C. Isaacs & Co., Inc...........................        75
  (a)119,100   Maxwell Shoe Co., Inc., `A'......................     2,367
  (a)219,500   Novel Denim Holdings Ltd.........................     5,707
                                                                  --------
                                                                    18,118
                                                                  --------
  SERVICES (2.2%)
   (a)20,100   CDI Corp.........................................       538
      19,600   Danka Business Systems plc ADR...................       232
    (a)5,300   Data Processing Resources Corp...................       165
   (a)78,450   FISERV, Inc......................................     3,332
  (a)138,100   Interim Services, Inc............................     4,436
      26,800   Ogden Corp.......................................       742
      41,200   Select Appointments Holdings Public Ltd., Co.
                 ADR............................................     1,215
    (a)8,100   USA Waste Services, Inc..........................       400
   (a)22,600   Veterinary Centers Of America, Inc...............       425
      71,500   Viad Corp........................................     1,984
                                                                  --------
                                                                    13,469
                                                                  --------
  TECHNOLOGY (5.5%)
  (a)189,100   Artesyn Technologies, Inc........................     3,026
   (a)29,100   Avid Technology, Inc.............................       975
   (a)84,090   Comverse Technology, Inc.........................     4,362
   (a)25,800   General Scanning Inc.............................       231
   (a)23,300   Keane, Inc.......................................     1,305
   (a)47,600   KLA-Tencor Corp..................................     1,318
  (a)133,000   Mentor Graphics Corp.............................     1,405
  (a)145,500   Networks Associates, Inc.........................     6,966
  (a)788,000   Novell, Inc......................................    10,047
  (a)100,800   Synopsys, Inc....................................     4,612
                                                                  --------
                                                                    34,247
                                                                  --------
  TRANSPORTATION (5.6%)
      35,700   Air Express International Corp...................       955
  (a)258,400   Atlas Air, Inc...................................     8,737

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
   (a)10,900   Avis Rent A Car, Inc.............................  $    270
  (a)159,200   Budget Group, Inc., `A'..........................     5,084
      20,200   Canadian National Railway Co.....................     1,073
      67,000   CNF Transportation, Inc..........................     2,848
     117,400   Hertz Corp. `A'..................................     5,202
   (a)15,000   Jevic Transportation, Inc........................       171
    (a)8,900   Midway Airlines Corp.............................       170
   (a)49,500   Midwest Express Holdings.........................     1,791
      81,300   Teekay Shipping Corp.............................     2,038
   (a)90,000   U.S. Xpress Enterprises, Inc., `A'...............     1,508
     261,850   Werner Enterprises, Inc..........................     4,992
                                                                  --------
                                                                    34,839
                                                                  --------
  UTILITIES (4.1%)
      84,100   Allegheny Energy, Inc............................     2,534
  (a)196,200   CalEnergy Co., Inc...............................     5,898
      15,500   Eastern Enterprises..............................       665
      59,100   Minnesota Power & Light Co.......................     2,349
     146,400   New Century Energies, Inc........................     6,652
     101,100   Pinnacle West Capital Corp.......................     4,550
      45,200   Public Service Co. of New Mexico.................     1,025
       5,300   SJW Corp.........................................       313
      19,600   Washington Water Power Co........................       440
      36,400   Wisconsin Energy.................................     1,106
                                                                  --------
                                                                    25,532
                                                                  --------
TOTAL COMMON STOCKS (COST $530,306).............................   547,054
                                                                  --------


      NO. OF
    WARRANTS
------------
WARRANTS (0.0%)
  BANKING (0.0%)
   (a)37,800   Golden State Bancorp, Inc., expiring 1/1/01
                 (COST $203).....................................      201
                                                                  --------


        FACE
      AMOUNT
       (000)
------------
SHORT-TERM INVESTMENT (11.0%)
  REPURCHASE AGREEMENT (11.0%)
$     67,722   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $67,732,
                 collateralized by various U.S. Treasury
                 Obligations 6.25%-6.50%, due 8/31/01-10/31/01,
                 valued at $69,164. (COST $67,722)..............    67,722
                                                                  --------
TOTAL INVESTMENTS (99.6%) (COST $598,231).......................   614,977
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)....................     2,360
                                                                  --------
NET ASSETS (100%)...............................................  $617,337
                                                                  ========


---------------

(a)  -- Non-income producing security
ADR  -- American Depositary Receipt
REIT -- Real Estate Investment Trust


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                ASIAN GROWTH FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
COMMON STOCKS (89.7%)
  HONG KONG (31.1%)
     1,395,500   CLP Holdings Ltd.................................  $  6,358
     3,576,430   Hong Kong & China Gas Co., Ltd...................     4,062
       241,200   Hong Kong & Shanghai Bank Holdings plc...........     5,899
       970,000   Hong Kong Electric Holdings Ltd..................     3,005
     3,172,800   Hong Kong Telecommunications Ltd.................     5,958
       710,600   Hutchison Whampoa Ltd............................     3,751
     1,016,000   Li & Fung Ltd....................................     1,639
        75,700   Ng Fung Hong Ltd.................................        52
       396,000   Television Broadcasting Ltd......................     1,048
                                                                    --------
                                                                      31,772
                                                                    --------
  INDIA (7.3%)
       110,000   Ashok Leyland Ltd................................       112
       163,700   Bharat Heavy Electricals Ltd.....................       950
           200   Castrol Ltd......................................         3
        55,100   Container Corp. of India Ltd.....................       594
        42,200   Hero Honda Motors Ltd............................       871
        34,700   Housing Development Finance Corp., Ltd...........     2,449
        62,500   Nestle India Ltd.................................       543
         1,700   SmithKline Beecham Consumer Healthcare Ltd.......        15
       211,450   State Bank of India..............................     1,054
       135,000   Tata Engineering & Locomotive Co., Ltd...........       530
        32,000   T.V.S. Suzuki Ltd................................       336
                                                                    --------
                                                                       7,457
                                                                    --------
  INDONESIA (1.5%)
        93,000   Bat Indonesia (Foreign)..........................       164
    (a)605,000   Gudang Garam (Foreign)...........................       357
     1,395,000   Indofood Sukses Makmur Tbk.......................       137
     4,240,000   Mayora Indah.....................................       172
       385,700   Unilever Indonesia (Foreign).....................       732
                                                                    --------
                                                                       1,562
                                                                    --------
  KOREA (5.4%)
        12,900   Hankuk Glass Industry Co., Ltd...................       141
        (d)206   S.K. Telecom (Foreign)...........................        93
        49,010   Nong Shim Co.....................................     2,120
     (d)15,572   Pohang Iron & Steel Ltd. (Foreign)...............       511
         8,370   S1 Corp..........................................       847
        58,791   Samsung Electronics Co. (Foreign)................     1,820
        (a)148   Samsung Electronics Co. GDS (New)................         2
                                                                    --------
                                                                       5,534
                                                                    --------
  MALAYSIA (9.1%)
       367,000   Amway Holdings Bhd...............................       601
       491,000   Carlsberg Brewery Malaysia Bhd...................     1,491
       134,000   Esso Malaysia Bhd................................       112
       943,000   Guiness Anchor Bhd...............................     1,000
       322,000   Hap Seng Consolidated Bhd........................       171
       440,000   Nestle Bhd.......................................     1,993
     1,209,000   R.J. Reynolds Bhd................................     1,675
       193,000   Rothmans of Pall Mall Bhd........................     1,337
       204,000   Shell Refining Co. Bhd...........................       290
       314,000   Sime Darby Bhd...................................       216
       214,000   Telekom Malaysia Bhd.............................       361
                                                                    --------
                                                                       9,247
                                                                    --------


                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
  PAKISTAN (1.2%)
        55,900   Lever Brothers Pakistan Ltd......................  $  1,054
        47,700   Shell Pakistan Ltd...............................       153
                                                                    --------
                                                                       1,207
                                                                    --------
  PHILIPPINES (3.9%)
       473,800   La Tondena Distillers, Inc.......................       239
  (a)5,303,300   Music Corp.......................................       470
        28,650   Philippine Long Distance Telephone ADR...........       653
       980,200   San Miguel Corp. `B'.............................     1,293
     8,158,180   SM Prime Holdings, Inc...........................     1,291
                                                                    --------
                                                                       3,946
                                                                    --------
  SINGAPORE (7.9%)
    (a)116,700   Creative Technology Ltd..........................     1,444
     1,312,000   NatSteel Ltd.....................................     2,198
    (a)487,000   Singapore Technology Engineering Ltd.............       343
     1,064,000   Singapore Telecommunications Ltd.................     1,511
       483,000   United Overseas Bank Ltd. (Foreign)..............     1,501
       571,000   Venture Manufacturing Ltd........................     1,082
                                                                    --------
                                                                       8,079
                                                                    --------
  TAIWAN (19.1%)
    (a)555,750   Asustek Computer, Inc............................     4,545
    (a)218,950   China Development Corp...........................       507
  (a)1,222,035   Compal Electronics, Inc..........................     3,290
    (a)116,200   Compeq Manufacturing Co., Ltd....................       619
    (a)977,500   Delpha Construction Co., Ltd.....................     1,280
     2,935,841   Far Eastern Textile Ltd..........................     2,273
    (a)535,000   Hon Hai Precision Industry.......................     2,709
    (a)425,750   Kuoyang Construction.............................       669
  (a)1,514,224   Siliconware Precision Industries Co..............     2,199
    (a)677,150   Taiwan Semiconductor Co..........................     1,399
                                                                    --------
                                                                      19,490
                                                                    --------
  THAILAND (3.2%)
       275,000   BEC World Public Co., Ltd........................     1,049
        89,100   Delta Electronics Public Co., Ltd. (Foreign).....       507
    (d)947,700   Eastern Water Resources Development Public Co.,
                   Ltd. (Foreign).................................     1,303
     (d)56,900   Grammy Entertainment Public Co., Ltd. plc
                   (Foreign)......................................       132
  (a,d)125,800   GSS Array Technology Public Co., Ltd.
                   (Foreign)......................................       298
                                                                    --------
                                                                       3,289
                                                                    --------
TOTAL COMMON STOCKS (COST $114,971)...............................    91,583
                                                                    --------


        NO. OF
      WARRANTS
--------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)162,565   Hong Kong and China Gas Co., Ltd. (expiring
                   9/30/99) (COST $0).............................        11
                                                                    --------
TOTAL FOREIGN SECURITIES (89.7%) (COST $114,971)..................    91,594
                                                                    --------


    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                              ASIAN GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


        FACE
       AMOUNT                                                         VALUE
       (000)                                                          (000)
----------------------------------------------------------------------------
  SHORT TERM INVESTMENT (5.9%)
  REPURCHASE AGREEMENT (5.9%)
$        5,971   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $5,972,
                   collateralized by $5,300 U.S. Treasury Bonds,
                   6.625%, due 2/15/27, valued at $6,115 (COST
                   $5,971)........................................  $  5,971
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES (95.6%) (COST $120,942)...........    97,565
                                                                    --------
FOREIGN CURRENCY (6.1%)
    HKD  2,419   Hong Kong Dollar.................................       312
   IDR   1,297   Indonesian Rupiah................................        --
   INR  17,796   Indian Rupee.....................................       420
    KRW 71,443   South Korean Won.................................        52
    MYR  2,239   Malaysian Ringgit................................       540
   PHP     367   Philippine Peso..................................         9
    PKR    421   Pakistani Rupee..................................         9
    SGD     36   Singapore Dollar.................................        21
    THB    179   Thai Baht........................................         4
   TWD 167,138   Taiwan Dollar....................................     4,864
                                                                    --------
TOTAL FOREIGN CURRENCY (COST $6,351)..............................     6,231
                                                                    --------
TOTAL INVESTMENTS (101.7%) (COST $127,293)........................   103,796
OTHER LIABILITIES IN EXCESS OF ASSETS (-1.7%).....................    (1,719)
                                                                    --------
NET ASSETS (100%).................................................  $102,077
                                                                    ========


---------------

(a)   --  Non-income producing security
(d)   --  Securities valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt
GDS   --  Global Depositary Shares

    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                              ASIAN GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



 CURRENCY                               IN EXCHANGE
TO DELIVER      VALUE      SETTLEMENT       FOR                   NET UNREALIZED GAIN
   (000)        (000)         DATE         (000)     VALUE (000)     (LOSS) (000)
-----------     -----     -----------  -----------   ----------   -------------------
 $     194    $     194       7/1/98    SGD   326    $     193        $      (1)
   HKD 800          103       7/2/98    $     103          103               --
 $      96           96       7/2/98     MYR  397           96               --
 $      66           66       7/2/98    PHP 2,786           66               --
              ---------                              ---------        ---------
              $     459                              $     458        $      (1)
              =========                              =========        =========


---------------

HKD   --  Hong Kong Dollar
MYR   --  Malaysian Ringgit
PHP   --  Philippine Peso
SGD   --  Singapore Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)


                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Capital Equipment.......................  $ 23,753      23.3%
Consumer Goods..........................    22,749      22.3
Services................................    14,952      14.6
Finance.................................    13,370      13.1
Energy..................................    12,289      12.0
Multi-Industry..........................     4,481       4.4
                                          --------      ----
                                          $ 91,594      89.7%
                                          ========      ====


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1998


                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
COMMON STOCKS (87.6%)
  ARGENTINA (4.7%)
           12,405   Nortel ADR.......................................  $    308
           66,534   Telecom Argentina ADR............................     1,984
          110,297   Telefonica de Argentina ADR......................     3,578
           24,035   YPF ADR..........................................       723
                                                                       --------
                                                                          6,593
                                                                       --------
  BRAZIL (7.7%)
           19,393   Brahma ADR.......................................       242
           22,397   CEMIG ADR........................................       693
        1,384,100   Coteminas........................................       377
        (e)12,645   Coteminas ADR....................................       172
           23,359   CVRD ADR.........................................       494
        1,256,000   Encorpar ADR.....................................         3
           85,000   Lightpar.........................................        --
    (a,d,e)14,225   Lojas Arupua ADR.................................         8
        4,660,000   Pao de Acucar....................................       105
           12,056   Pao de Acucar ADR................................       273
        (e)12,340   Petrobras ADR....................................       230
           58,865   Telebras ADR.....................................     6,427
        6,659,000   Telebras S.A.....................................       530
           43,075   Unibanco GDR.....................................     1,271
                                                                       --------
                                                                         10,825
                                                                       --------
  CHILE (0.8%)
           18,300   CCU ADR..........................................       386
           15,030   ENDESA ADR.......................................       214
           18,030   Enersis S.A. ADR.................................       441
            7,629   Santa Isabel ADR.................................        84
                                                                       --------
                                                                          1,125
                                                                       --------
  CHINA (0.9%)
        (a)25,845   Huaneng Power International, Inc. ADR............       347
          281,000   Qingling Motors Co., `H'.........................        78
        (a)38,150   Yanzhou Coal ADR.................................       372
        2,135,000   Zhenhai Refining & Chemical Co...................       276
          996,000   Zhehuang Expressway Co., Ltd. `H'................       167
                                                                       --------
                                                                          1,240
                                                                       --------
  EGYPT (1.7%)
            8,400   Al-Ahram Beverages Co. S.A.E. GDR................       264
            7,916   Ameriyah Cement Co...............................       137
           26,764   Commercial International Bank....................       295
            5,157   Commercial International Bank GDR................        56
           19,920   Eastern Tobacco..................................       357
            2,000   Egypt Gas........................................       192
           11,550   Egyptian Finance & Industrial....................       247
           10,475   Helwan Portland Cement...........................       158
            6,377   Industrial & Engine..............................       104
            3,200   Madinet Housing & Development....................       153
              500   Paints & Chemical Industries Co..................        14
           34,800   Paints & Chemical Industries Co. GDR.............       308
            8,575   Tora H. Portland Cement..........................       148
                                                                       --------
                                                                          2,433
                                                                       --------
  GREECE (2.1%)
        (a)29,680   Hellenic Petroleum S.A...........................       243
           77,096   Hellenic Telecommunication Organization S.A......     1,979


                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
            2,520   National Bank of Greece..........................  $    323
         (a)8,000   STAT Hellas Telcommunications S.A. ADR...........       332
                                                                       --------
                                                                          2,877
                                                                       --------
  HONG KONG (1.5%)
          147,000   China Resources Enterprises Ltd..................       152
          182,000   CLP Holdings Ltd.................................       829
          646,000   Ng Fung Hong Ltd.................................       446
           38,000   Shanghai Industrial Holdings Ltd.................        90
          440,000   South China Morning Post.........................       212
           78,000   Sun Hung Kai Properties Ltd......................       331
                                                                       --------
                                                                          2,060
                                                                       --------
  HUNGARY (3.1%)
            6,046   Gedeon Richter Ltd...............................       487
         (a)3,200   Gedeon Richter Ltd. GDR..........................       262
           13,340   Matav ADR........................................       393
           67,780   Matav Rt.........................................       393
        (a)85,036   MOL Magyar Olaj-es Gazipari Rt. GDR..............     2,292
            9,700   OPT Bank Rt......................................       477
                                                                       --------
                                                                          4,304
                                                                       --------
  INDIA (7.5%)
           22,000   Bajaj Auto Ltd...................................       297
          199,700   Bharat Heavy Electricals Ltd.....................     1,158
           12,000   Bharat Petroleum Corp., Ltd......................        99
          125,000   Container Corp. of India Ltd.....................     1,347
       (e)150,000   E.I.D. Parry Ltd. GDR............................       244
           40,930   Hero Honda Motors Ltd............................       845
          504,000   Hindustan Development Corp., Ltd. GDR............        78
           16,000   Hindustan Petroleum Corp., Ltd...................       147
           24,400   Hoechstshering Agrero Ltd........................       426
           29,954   Housing Development Finance Corp., Ltd...........     2,115
       (e)108,750   Indo Rama Synthetics Ltd. GDR....................       326
           41,800   Infosys Technologies Ltd.........................     2,191
           19,800   ITC Ltd..........................................       304
           79,200   ITW Signode India Ltd............................       105
           23,500   Larson & Tourbo Ltd., `A'........................       127
          184,150   LG Balakrishnan Bros.............................       162
            3,300   Mahanagar Telephone Nigam Ltd....................        14
            5,000   MRF Ltd..........................................       228
       (a)317,000   SIV Industries GDR...............................       127
               50   State Bank of India..............................        --
          302,600   Tube Investments of India Ltd. GDR...............       182
                                                                       --------
                                                                         10,522
                                                                       --------
  INDONESIA (1.0%)
       (a)464,325   Gudang Garam (Foreign)...........................       274
         (a)8,100   Gulf Indonesia Resources Ltd.....................        93
        1,812,380   Indah Kiat Pulp & Paper Corp. Tbk................       347
          101,000   Semen Gresik.....................................        58
        1,637,200   Telekomunikasi...................................       463
           19,590   Telekomunikasi Indonesia ADR.....................       114
                                                                       --------
                                                                          1,349
                                                                       --------
  ISRAEL (4.8%)
       (a)273,200   Bank Hapoalim Ltd................................       826
        (a)22,900   DOR Energy.......................................       165
                1   Elbit Systems Ltd................................        --
           68,000   First International Bank of Israel Ltd.`1'.......       106


--------------

    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              EMERGING MARKETS FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  ISRAEL (CONT.)
          109,700   First International Bank of Israel Ltd.`5'.......  $    858
           17,333   Koor Industries Ltd..............................     2,003
           16,500   Koor Industries Ltd. ADR.........................       386
        (a)16,712   Orbotech Ltd.....................................       608
          530,700   Super Sol Ltd....................................     1,748
                                                                       --------
                                                                          6,700
                                                                       --------
  KOREA (4.3%)
           22,700   Hankuk Glass Industry Co., Ltd...................       248
           (d)889   S.K. Telecom Corp................................       402
        (d)67,756   Pohang Iron & Steel Ltd. (Foreign)...............     2,221
            4,340   S1 Corp..........................................       439
           85,518   Samsung Electronics Co. (Foreign)................     2,647
         (a)2,040   Samsung Electronics Co. GDS (New)................        29
              230   Samsung Fire & Marine Insurance..................        38
                                                                       --------
                                                                          6,024
                                                                       --------
  MALAYSIA (2.8%)
           20,000   Carlsberg Brewery Malaysia Bhd...................        61
          257,000   Genting Bhd......................................       464
          242,000   Golden Hope Plantations Bhd......................       222
          150,000   Kuala Lumpur Kepong Bhd..........................       242
       (a)166,000   Magnum Corp. Bhd.................................        62
          349,600   Malayan Banking Bhd..............................       352
           59,000   Malaysian International Shipping (Foreign).......        86
           46,000   Nestle Bhd.......................................       208
          193,000   Petronas Gas Bhd.................................       358
           52,000   R.J. Reynolds Bhd................................        72
           62,000   Rothmans of Pall Mall Bhd........................       430
          220,000   Technology Resources Industries..................       151
          421,000   Telekom Malaysia Bhd.............................       710
          368,000   Tenaga Nasional Bhd..............................       443
                                                                       --------
                                                                          3,861
                                                                       --------
  MEXICO (9.9%)
       (a)182,279   Banacci `B'......................................       355
       (a)193,888   Banacci `L'......................................       313
          116,450   Bancomer `B'.....................................        43
      (a,e)16,880   Bancomer `B' ADR.................................       124
           19,527   Cemex `B' ADR....................................       172
          307,499   Cemex CPO........................................     1,153
           39,504   Cemex CPO ADR....................................       296
            5,080   Cemex S.A. de C.V. `B'...........................        22
        (a)70,035   FEMSA............................................     2,181
           35,831   FEMSA ADR........................................     1,129
          320,177   Kimberly Clarke de Mexico `A'....................     1,131
           97,284   Telemex ADR......................................     4,676
        (a)54,961   Televisa CPO GDR.................................     2,068
           21,082   TV Azteca ADR....................................       228
                                                                       --------
                                                                         13,891
                                                                       --------
  MOROCCO (0.1%)
            2,076   Sni Maroc........................................       199
                                                                       --------
  PAKISTAN (2.1%)
          725,500   Fauji Fertilizer Co., Ltd........................       783
          341,000   Hub Power........................................        93
          104,644   Pakistan State Oil Co., Ltd......................       166


                                                                         VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
        4,778,000   Pakistan Telecommunication Co....................  $  1,679
       (a)887,397   Sui Northern Gas Pipelines.......................       167
                                                                       --------
                                                                          2,888
                                                                       --------
  PHILIPPINES (2.1%)
        2,083,560   Ayala Corp.......................................       537
           41,572   Ayala Land, Inc. `B'.............................        12
          173,680   Manila Electric `B'..............................       458
           42,170   Philippine Long Distance Telephone Co............       961
            3,200   Philippine Long Distance Telephone Co. ADR.......        72
          359,720   San Miguel Corp. `B'.............................       475
        2,400,940   SM Prime Holdings, Inc...........................       380
                                                                       --------
                                                                          2,895
                                                                       --------
  POLAND (2.9%)
        (a)21,511   Agros Holdings S.A. `C'..........................       315
           15,100   Bank Rozwoju Eksportu S.A........................       409
            4,836   Bank Slaski S.A..................................       325
           10,587   Bank of Handlowy W Warszawie S.A.................       202
           13,000   BIG Bank Gdanski S.A. GDR........................       253
          588,000   Big Bank Inicjatyw...............................       784
        (a)14,250   Debica S.A.......................................       286
       (a)106,590   Elektrim S.A.....................................     1,299
         (a)7,340   Exbud S.A........................................        88
        (a)71,261   Polifarb Cieszyn-Wroclaw S.A.....................       184
                                                                       --------
                                                                          4,145
                                                                       --------
  RUSSIA (5.5%)
            1,040   A O Tatneft ADR..................................         8
        (a)45,838   Lukoil Holdings..................................       392
            4,760   Lukoil Oil Co. ADR...............................       158
        1,184,103   Moscow Energy (Mosenergo)........................        59
   (a,d)4,570,885   Mustcom..........................................     1,576
        (e)13,260   Pliva d.d........................................       216
         (a,d)600   Storyfirst Communications........................     1,716
           62,110   Surgutneftegaz ADR...............................       248
   (a,e)2,684,488   Svyaz Finance....................................     2,148
           28,160   Tatneft ADR......................................       218
        2,679,200   Unified Energy Systems...........................       347
        (a)14,487   Vimpel-Communications ADR........................       648
                                                                       --------
                                                                          7,734
                                                                       --------
  SOUTH AFRICA (7.4%)
           71,950   Amalgamated Banks of South Africa................       450
           40,106   Barlow Ltd.......................................       212
           50,023   Bidvest Group Ltd................................       382
            8,400   Coronation Holdings Ltd. `N'.....................       126
          130,110   Ellerine Holdings Ltd............................       714
           66,200   Forbes Group Ltd.................................       131
          217,000   Illovo Sugar Ltd.................................       271
           51,978   Liberty Life Association of Africa Ltd...........     1,015
          113,275   Malbak Ltd.......................................        77
          548,470   NBS Boland Group Ltd.............................       714
       (a)864,300   New Africa Investments Ltd. `N'..................       927
          251,540   Orion Selections Holdings Ltd....................       425
          180,390   Orion Selections Ltd.............................       224
           82,400   Persetel Holdings Ltd............................       738
           57,700   Primedia Ltd.....................................       379
          359,035   Protea Furnishers Ltd............................       255
           88,810   Rembrant Group Ltd...............................       555



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              EMERGING MARKETS FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  SOUTH AFRICA (CONT.)
          183,020   Sasol Ltd........................................  $  1,062
           41,760   South African Breweries Ltd......................       861
          278,962   The Education Investment Corp., Ltd..............       507
          371,600   Woolworths Holdings Ltd..........................       276
                                                                       --------
                                                                         10,301
                                                                       --------
  TAIWAN (5.6%)
       (a)140,750   Asustek Computer, Inc............................     1,151
       (a)678,000   Chinatrust Commercial Bank.......................       669
       (a)411,600   Compal Electronics, Inc..........................     1,108
        1,477,469   Far Eastern Textile Ltd..........................     1,144
       (a)211,000   Hon Hai Precision Industry.......................     1,068
       (a)234,000   Kuoyang Construction.............................       368
          162,000   Pesident Chain Store Corp........................       516
       (a)757,520   Siliconware Precision Industries Co..............     1,100
       (a)374,000   Taiwan Semiconductor Co..........................       773
                                                                       --------
                                                                          7,897
                                                                       --------
  THAILAND (1.7%)
          100,400   Advanced Information Services Co., Ltd.
                      (Foreign)......................................       428
          503,800   Bangkok Bank Co., Ltd. (Foreign).................       621
           38,200   BEC World Public Co., Ltd........................       146
           73,350   Delta Electronics Public Co., Ltd. (Foreign).....       417
        (a)75,600   Exploration & Production Public Co., Ltd.
                      (Foreign)......................................       573
           22,000   Lanna Lignite Public Co., Ltd....................        15
                9   National Petrochemical Public Co., Ltd...........        --
           55,540   Shinawatra Computer Co., Ltd. (Foreign)..........       203
         (a)4,200   Siam City Cement Public Co., Ltd. (Foreign)......         3
        (a)30,300   Thai Engine Manufacturing Public Co., Ltd.
                      (Foreign)......................................        11
                                                                       --------
                                                                          2,417
                                                                       --------
  TURKEY (6.7%)
        3,689,600   Akbank T.A.S.....................................       119
        (e)17,600   Akbank T.A.S. ADR................................       114
       10,599,494   Arcelik A.S......................................       498
        5,059,500   Ege Biracilik Ve Malt Sanayii....................       598
        2,268,000   Erciyas Biracilik Ve Malt Sanayii................       345
     (a)8,136,000   Eregli Demir Ve Celik Fabrikalari A.S............     1,268
          201,000   Migros Turk......................................       196
        1,236,000   Petrol Ofisi A.S.................................       316
        3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        99
        8,962,500   Turkiye Is Bankasi, Class C......................       362
     (a)7,819,000   Vestel Elektronik Sanayii ve Ticaret A.S.........     1,042
      171,678,821   Yapi Ve Kredi Bankasi............................     4,384
                                                                       --------
                                                                          9,341
                                                                       --------
  VENEZUELA (0.0%)
          110,412   Electricidad de Caracas..........................        50
                                                                       --------
  ZIMBABWE (0.7%)
          718,517   Delta Corp.......................................       471
          374,200   Meikles Africa Ltd...............................       458

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
       (e)327,000   Trans Zambesi Industries Ltd.....................  $     41
          270,000   Trans Zambesi Industries Ltd.....................        34
                                                                       --------
                                                                          1,004
                                                                       --------
TOTAL COMMON STOCKS (COST $156,635)..................................
                                                                        122,675
                                                                       --------
PREFERRED STOCKS (9.4%)
  BRAZIL (NON-VOTING STOCKS) (9.4%)
      105,926,574   Banco Bradesco...................................       889
    (a,d,e)11,156   Banco Nacional...................................        --
        2,025,099   Brahma...........................................     1,261
       66,941,161   CEMIG............................................     2,084
        4,646,590   CRT..............................................     5,066
           10,173   CVRD.............................................       202
       (a)144,500   EBE S.A..........................................         2
          144,500   Electropaulo Metropolitana.......................        11
       (a)144,500   EMAE S.A.........................................        --
       (a)144,500   EPTE S.A.........................................        --
        (a)12,437   Lojas Arapua S.A.................................         8
        6,448,000   Lojas Renner S.A.................................       190
        3,335,000   Petrobras........................................       620
       17,480,390   Telebras.........................................     1,901
     (a)1,755,000   Telerj Celular S.A...............................       103
        (d)53,661   TELESP...........................................        13
     (a)8,972,661   TELESP Cellular..................................       745
                                                                       --------
                                                                         13,095
                                                                       --------
  COLOMBIA (0.0%)
            7,150   BanColombia......................................        13
                                                                       --------
TOTAL PREFERRED STOCKS (COST $16,158)................................    13,108
                                                                       --------
INVESTMENT COMPANY (0.3%)
  UNITED STATES (0.3%)
        (g)34,265   Morgan Stanley Africa Investment Fund, Inc.
                      (COST $414)....................................       407
                                                                       --------




           NO. OF
           RIGHTS
-----------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
     (a)2,521,000   TELESP...........................................        --
                                                                       --------
  POLAND (0.0%)
        (a)15,100   Bank Rozwoju Eksportu S.A........................         4
                                                                       --------
  TURKEY (0.1%)
   (a,d)2,306,000   Akbank...........................................        60
   (a,d)3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        22
                                                                       --------
                                                                             82
                                                                       --------
TOTAL RIGHTS (COST $155).............................................        86
                                                                       --------


           NO. OF
         WARRANTS
-----------------
WARRANTS (0.0%)
  THAILAND
     (a,d)111,466   Siam Commercial Bank, expiring 12/31/02 (COST
                      $0)............................................        --
                                                                       --------


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              EMERGING MARKETS FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


            FACE
           AMOUNT                                                         VALUE
            (000)                                                         (000)
-------------------------------------------------------------------------------
CONVERTIBLE DEBENTURE (0.0%)
  SOUTH AFRICA (0.0%)
$           (a)15   Sasol Ltd. 8.50%, 12/15/2049 (COST $182).........  $     81
                                                                       --------
TOTAL FOREIGN SECURITIES (97.4%) (COST $173,544).....................   136,357
                                                                       --------
SHORT-TERM INVESTMENT (3.5%)
    REPURCHASE AGREEMENT (3.5%)
            4,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                      7/1/98, to be repurchased at $4,984,
                      collateralized by $3,100 U.S. Treasury Bonds,
                      11.25%, due 2/15/15, valued at $5,097 (COST
                      $4,983)........................................     4,983
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES (100.9%) (COST $178,527).............   141,340
                                                                       --------
FOREIGN CURRENCY (1.5%)
   ARP         14   Argentine Peso...................................        14
   BRL        221   Brazilian Real...................................       191
   COP        359   Colombian Peso...................................        --
   HKD        180   Hong Kong Dollar.................................        23
   HUF        424   Hungarian Forint.................................         2
  INR      32,015   Indian Rupee.....................................       755
  IDR     295,984   Indonesian Rupiah................................        20
    MYR       420   Malaysian Ringgit................................       101
  PKR       7,716   Pakistani Rupee..................................       167
   PHP        108   Philippine Peso..................................         3
   PLN        379   Polish Zloty.....................................       109
   ZAR      3,141   South African Rand...............................       531
   KRW     38,859   South Korean Won.................................        28
   TWD      4,362   Taiwan Dollar....................................       127
   VEB      1,041   Venezuelan Bolivar...............................         2
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $2,088).................................     2,073
                                                                       --------



                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%) (COST $180,615)...........................  $143,413
OTHER LIABILITIES IN EXCESS OF ASSETS (-2.4%)........................    (3,351)
                                                                       --------
NET ASSETS (100%)....................................................  $140,062
                                                                       ========



---------------
(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(e)   --  144A Security - Certain conditions for public sale may exist.
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares


    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                            EMERGING MARKETS FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


   CURRENCY                             IN EXCHANGE               NET UNREALIZED
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE       GAIN (LOSS)
    (000)         (000)       DATE         (000)        (000)          (000)
--------------  ---------  -----------  ------------  ---------  ---------------

$         191   $     191      7/1/98   BRL      221  $     191      $      --
$           8           8      7/2/98   IDR  120,595          8             --
$          46          46      7/2/98   MYR      189         46             --
MYR     8,795       2,071     8/11/98   $      2,307      2,307            236
MYR     1,170         276     8/11/98   $        330        330             54
ZAR    11,980       1,956     9/18/98   $      2,159      2,159            203
ZAR     1,829         291    12/23/98   $        313        313             22
ZAR     7,388       1,174    12/24/98   $      1,253      1,253             79
ZAR     9,156       1,463    12/28/98   $      1,566      1,566            103
KRW   468,930         342    12/29/98   $        308        308            (34)
ZAR     1,145         183    12/31/98   $        188        188              5
KRW 1,196,213         865      1/4/99   $        775        775            (90)
$          63          63     6/21/99   ZAR      410         63             --
ZAR    11,048       1,695     6/21/99   $      1,880      1,880            185
                ---------                             ---------      ---------
                $  10,624                             $  11,387      $     763
                =========                             =========      =========

---------------
BRL   --  Brazilian Real
IDR   --  Indonesian Rupiah
INR   --  Indian Rupee
KRW   --  South Korean Won
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand

--------------------------------------------------------------------------------

SWAP AGREEMENTS:

The Portfolio had the following Total Return Swap Agreements open at June 30, 1998:


NOTIONAL                                                                                   UNREALIZED
 AMOUNT                                                                                   DEPRECIATION
  (000)                                     DESCRIPTION                                       (000)
---------  -----------------------------------------------------------------------------  -------------
$ 2,000    Agreement with Goldman Sachs International terminating November 3, 1998 to pay 12 month USD-LIBOR minus 4.00% and to pay or receive the return of the
           Thailand SET Index converted into USD at the mid-market rate on October 30,
           1998.........................................................................  $       (837)
    624    Agreement with Goldman Sachs International terminating March 8, 1999 to make quarterly payments equal to 3 month USD-LIBOR plus 2.00% and to pay or receive quarterly payments equal to the return of the Thailand SET Index
           converted into USD at the mid-market rate....................................           (95)
                                                                                          -------------
                                                                                          $       (932)
                                                                                          ============

---------------
LIBOR -- London Interbank Offer Rate
THB   -- Thai Baht
USD   -- U.S. Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)


                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services                                                                       $  50,255         35.9%
Finance                                                                           22,073         15.8
Consumer Goods                                                                    20,565         14.7
Energy                                                                            14,128         10.1
Materials                                                                         12,368          8.8
Capital Equipment                                                                 12,036          8.6
Multi-Industry                                                                     4,932          3.5
                                                                               ---------         ----
                                                                               $ 136,357         97.4%
                                                                               =========         ====

    The accompanying notes are an integral part of the financial statements

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (93.7%)
  AUSTRALIA (1.3%)
   2,586,000   CSR Ltd..........................................  $  7,471
     893,600   Telstra Corp., Ltd...............................     2,294
                                                                  --------
                                                                     9,765
                                                                  --------
  BELGIUM (0.2%)
      30,858   G.I.B. Holdings Ltd..............................     1,741
                                                                  --------
  CANADA (2.6%)
      94,600   Potash Corp. of Saskatchewan, Inc................     7,123
  (a)130,000   Renaissance Energy Ltd...........................     1,948
     439,600   TELUS Corp.......................................    11,367
                                                                  --------
                                                                    20,438
                                                                  --------
  FINLAND (0.5%)
     210,000   Valmet Oyj.......................................     3,623
                                                                  --------
  FRANCE (7.0%)
       5,987   Bongrain S.A.....................................     3,006
      62,300   Elf Aquitaine....................................     8,757
     149,900   France Telecom S.A...............................    10,336
      63,600   Groupe Danone RFD................................    17,531
     166,000   Scor.............................................    10,527
   (a)55,600   SGS-Thomson Microelectronics N.V.................     3,940
                                                                  --------
                                                                    54,097
                                                                  --------
  GERMANY (5.0%)
     223,400   BASF AG..........................................    10,591
     215,000   Bayer AG.........................................    11,099
     133,400   Veba AG..........................................     9,098
      11,000   Viag AG..........................................     7,441
                                                                  --------
                                                                    38,229
                                                                  --------
  HONG KONG (1.0%)
   2,800,000   Hysan Development Co.............................     2,313
   2,808,000   Jardine Strategic Holdings Ltd...................     5,335
                                                                  --------
                                                                     7,648
                                                                  --------
  IRELAND (2.0%)
     609,166   Bank of Ireland..................................    12,461
     470,000   Green Property plc...............................     3,281
                                                                  --------
                                                                    15,742
                                                                  --------
  ITALY (2.6%)
   1,700,000   Mediaset S.p.A...................................    10,854
   1,823,000   Telecom Italia S.p.A.............................     8,829
                                                                  --------
                                                                    19,683
                                                                  --------
  JAPAN (6.9%)
     142,000   Fuji Photo Film Co...............................     4,948
     911,000   Fujisawa Pharmaceutical Co., Ltd.................     8,530
     335,000   Hitachi Ltd......................................     2,187
         600   Japan Tobacco, Inc...............................     4,064
     260,000   KAO Corp.........................................     4,014
     590,000   Matsushita Electric Industrial Co., Ltd..........     9,492
   1,320,000   Shionogi & Co....................................     7,618
     773,000   Sumitomo Marine & Fire Insurance Co..............     4,327
     110,000   TDK Corp.........................................     8,134
                                                                  --------
                                                                    53,314
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  NETHERLANDS (3.2%)
  (a)189,800   Benckiser N.V. `B'...............................  $ 11,678
     201,980   ING Groep N.V....................................    13,232
                                                                  --------
                                                                    24,910
                                                                  --------
  NEW ZEALAND (0.4%)
   1,538,300   Lion Nathan Ltd..................................     3,421
                                                                  --------
  PORTUGAL (0.9%)
     203,500   Cimpor-Cimentos de Portugal S.A..................     7,153
                                                                  --------
  SOUTH AFRICA (0.0%)
      48,200   Sasol Ltd........................................       280
                                                                  --------
  SPAIN (2.5%)
     610,400   Iberdrola S.A....................................     9,911
     205,745   Telefonica de Espana.............................     9,512
                                                                  --------
                                                                    19,423
                                                                  --------
  SWEDEN (1.6%)
   1,722,700   Nordbanken Holding AB............................    12,633
                                                                  --------
  SWITZERLAND (8.4%)
       6,000   ABB AG (Bearer)..................................     8,867
       1,800   Ascom Holding AG (Bearer)........................     3,325
    (a)7,890   Cie Financiere Richemont AG, Class A.............    10,333
      13,100   Forbo Holdings AG (Registered)...................     6,673
       9,900   Holderbank Financiere Glaris AG `B' (Bearer).....    12,606
      10,700   Nestle S.A. (Registered).........................    22,915
                                                                  --------
                                                                    64,719
                                                                  --------
  UNITED KINGDOM (11.9%)
   1,836,700   Aegis Group plc..................................     2,975
     589,700   BG plc...........................................     3,412
(a)2,746,980   BTR plc, Class B.................................     7,799
     304,800   Burmah Castrol plc...............................     5,446
     365,000   Danka Business Systems plc ADR...................     4,312
   1,255,900   English China Clays plc..........................     4,300
     838,300   Imperial Tobacco Group plc.......................     6,188
     722,500   Peninsular & Oriental Steam Navigation Co........    10,413
     811,800   Premier Farnell plc..............................     4,121
     915,500   Reckitt & Colman plc.............................    17,491
     628,800   Royal & Sun Alliance Insurance Group plc.........     6,505
     998,100   Wolseley plc.....................................     5,867
   1,961,100   WPP Group plc....................................    12,863
                                                                  --------
                                                                    91,692
                                                                  --------
  UNITED STATES (35.7%)
     279,400   Albertson's, Inc.................................    14,476
     135,900   Aluminum Co. of America..........................     8,961
     522,800   American Stores Co...............................    12,645
     189,500   B.F. Goodrich Co.................................     9,404
     286,200   Boise Cascade Corp...............................     9,373
     239,300   Borg-Warner Automotive, Inc......................    11,501
  (a)334,998   Cadiz Land Co., Inc..............................     3,873
     220,800   Chase Manhattan Corp.............................    16,670
     337,900   COMSAT Corp......................................     9,567
  (a)901,600   Data General Corp................................    13,468
  (a)535,300   Egghead, Inc.....................................     4,517
     146,600   Enhance Financial Services Group, Inc............     4,948
     117,300   FINOVA Group, Inc................................     6,642
  (a)456,900   GenRad, Inc......................................     9,024



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
     128,400   General Signal Corp..............................  $  4,622
     121,500   Georgia-Pacific Corp.............................     7,161
     121,500   Georgia-Pacific Corp. (Timber Group).............     2,802
     385,800   Houghton Mifflin Co..............................    12,249
     200,000   IBP, Inc.........................................     3,625
     182,400   MBIA, Inc........................................    13,657
  (a)255,000   NCR Corp.........................................     8,287
  (a)200,900   Noble Drilling Corp..............................     4,834
  (a)201,370   Ocean Energy, Inc................................     3,939
     368,600   Penncorp Financial Group, Inc....................     7,556
     324,500   Pharmacia & Upjohn, Inc..........................    14,968
     422,700   Philip Morris Cos., Inc..........................    16,644
      99,300   Tecumseh Products Co. `A'........................     5,244
     178,600   Tenneco, Inc.....................................     6,798
     199,100   Terra Nova (Bermuda) Holdings Ltd. `A'...........     6,247
     233,500   Tupperware Corp..................................     6,567
     117,100   Unicom Corp......................................     4,106
     197,200   United Dominion Industries.......................     6,582
     199,100   UST Corp.........................................     5,276
                                                                  --------
                                                                   276,233
                                                                  --------
TOTAL COMMON STOCKS (COST $663,297).............................   724,744
                                                                  --------


        FACE
      AMOUNT
       (000)

------------

SHORT-TERM INVESTMENTS (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$     46,443   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $46,450,
                 collateralized by $48,898 U.S. Treasury Notes,
                 5.50%, due 12/31/00 valued at $48,398 (COST
                 $46,443).......................................    46,443
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (99.7%) (COST $709,740)..........   771,187
                                                                  --------


      AMOUNT                                                             VALUE
       (000)                                                             (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY (0.3%)
BEF        1,049   Belgian Franc....................................  $     28
GBP          219   British Pound....................................       366
FRF        1,437   French Franc.....................................       238
DEM          837   German Mark......................................       464
HKD            2   Hong Kong Dollar.................................        --
IEP            7   Irish Punt.......................................        10
ITL      403,375   Italian Lira.....................................       227
JPY       53,660   Japanese Yen.....................................       387
NLG            2   Netherlands Guilder..............................         1
NZD          105   New Zealand Dollar...............................        55
ESP        1,175   Spanish Peseta...................................         8
SEK            1   Swedish Krona....................................        --
CHF          569   Swiss Franc......................................       375
                                                                      --------
TOTAL FOREIGN CURRENCY (COST $2,174)................................     2,159
                                                                      --------
TOTAL INVESTMENTS (100.0%) (COST $711,914).........................    773,346
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%).......................        (37)
                                                                      --------
NET ASSETS (100%)...............................................      $773,309
                                                                      ========


---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  ------------  ---------  -----------------
$      752   $     752      7/1/98   GBP      451  $     754       $    2
$      244         243      7/1/98   ZAR    1,435        242           (1)
GBP  6,600      10,915    12/16/98   $     10,850     10,850          (65)
             ---------                             ---------       ------
             $  11,910                             $  11,846       $  (64)
             =========                             =========       ======


---------------
GBP   --  British Pounds
ZAR   --  South African Rand

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)


                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Capital Equipment................................................................  $ 177,354         22.9%
Services.........................................................................    140,324         18.2
Consumer Products................................................................    139,424         18.0
Finance..........................................................................    126,276         16.3
Materials........................................................................     68,631          8.9
Energy...........................................................................     35,397          4.6
Diversified Operations...........................................................     30,762          4.0
Gold Mines.......................................................................      3,874          0.5
Consumer Staples.................................................................      2,702          0.3
                                                                                   ---------         ----
                                                                                   $ 724,744         93.7%
                                                                                   =========         ====


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (80.1%)
  AUSTRALIA (0.0%)
       1,698   Broken Hill Proprietary Ltd......................  $     14
         460   Coles Myer Ltd...................................         2
         595   Gio Australia Holdings Ltd.......................         2
         651   MIM Holdings Ltd.................................        --
          16   Westfield Trust..................................        --
      (a)755   Westfield Trust (New)............................         1
                                                                  --------
                                                                        19
                                                                  --------
  AUSTRIA (0.8%)
         600   Austria Mikro Systems International AG...........        41
       2,900   Austrian Airlines Osterreichische Luftverkehrs
                 AG.............................................        96
      13,128   Bank Austria AG..................................     1,068
         800   Bau Holdings AG..................................        45
       2,100   Boehler-Udderholm AG.............................       139
         300   BWT AG...........................................        64
       2,000   Creditanstalt-Bankverein.........................       213
       1,100   Creditanstalt-Bankverein: Vorzu..................       119
       4,600   Flughafen Wein AG................................       221
       1,000   Generali AG......................................       294
      (a)700   Lenzing AG.......................................        54
       2,300   Mayr-Melnhof Karton AG...........................       150
       1,100   Oesterreichische Brau-Beteiligungs AG............        65
       5,600   Oesterreichish Elektrizitaets, `A'...............       670
       4,300   OMV AG...........................................       576
       2,600   Radex-Heraklith Industriebet AG..................       126
       1,900   Steyr-Daimler-Puch AG............................        52
       2,300   VA Technologies AG...............................       286
       1,600   Wienerberger Baustoffindustrie AG................       387
                                                                  --------
                                                                     4,666
                                                                  --------
  BELGIUM (0.1%)
       6,000   Kredietbank N.V..................................       537
                                                                  --------
  CANADA (2.8%)
       9,800   Abitibi-Consolidated, Inc........................       126
       8,000   Agrium, Inc......................................       100
    (a)8,100   Air Canada.......................................        72
      13,900   Alcan Aluminum Ltd...............................       383
       3,700   Avenor, Inc......................................        86
      14,300   Bank of Montreal.................................       787
      26,000   Bank of Nova Scotia..............................       643
      22,900   Barrick Gold Corp................................       436
       8,500   Barrick Gold Corp................................       163
      34,000   BCE, Inc.........................................     1,441
      17,500   Bombardier, Inc., `A'............................       476
       7,400   CAE, Inc.........................................        63
       3,100   Cameco Corp......................................        86
      22,400   Canadian Imperial Bank of Commerce...............       720
       1,976   Canadian National Railway Co.....................       105
       5,600   Canadian Natural Resources Ltd...................        96
       8,600   Canadian Occidental Petroleum Ltd................       183
      18,800   Canadian Pacific Ltd.............................       529
       5,000   Canadian Tire Corp., `A'.........................       145
       4,500   Cominco Ltd......................................        67
    (a)4,000   Corel Corp.......................................         8
       3,200   Cott Corp........................................        23
       5,500   Dofasco, Inc.....................................        90
       8,800   Domtar, Inc......................................        59


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)8,600   Echo Bay Mines Ltd...............................  $     18
       7,500   George Weston Ltd................................       265
   (a)13,400   Gulf Canada Resources Ltd........................        66
      23,200   Imasco Ltd.......................................       428
      27,300   Imperial Oil Ltd.................................       477
       8,600   Inco Ltd.........................................       117
       3,200   IPL Energy, Inc..................................       144
      11,500   Laidlaw, Inc.....................................       140
      15,800   Laidlaw, Inc. `B'................................       191
       3,800   Loewen Group, Inc................................       102
       8,500   MacMillan Bloedel Ltd............................        91
       3,900   Magna International, Inc., `A'...................       267
    (a)9,500   Methanex Corp....................................        83
       4,400   Molson Companies Ltd., `A'.......................        80
       6,100   Moore Corp., Ltd.................................        81
    (a)8,200   Newbridge Networks Corp..........................       196
      13,300   Noranda, Inc.....................................       230
      25,600   Northern Telecom Ltd.............................     1,451
      29,700   Nova Corp........................................       340
      16,000   Petro............................................       257
      11,600   Placer Dome, Inc.................................       135
       3,000   Potash Corp. of Saskatchewan, Inc................       226
       7,100   Power Corp. of Canada............................       333
    (a)7,200   Provigo, Inc.....................................        44
    (a)7,400   Ranger Oil Ltd...................................        53
    (a)7,100   Renaissance Energy Ltd...........................       106
    (a)9,600   Rogers Communication, Inc., `B'..................        85
      16,900   Royal Bank of Canada.............................     1,016
      19,300   Seagram Co., Ltd.................................       786
    (a)4,400   Suncor, Inc......................................       149
    (a)7,200   Talisman Energy, Inc.............................       206
       4,700   Teck Corp., `B'..................................        51
       5,800   TELUS Corp.......................................       150
      31,500   Thomson Corp.....................................       914
      13,100   Transcanada Pipelines Ltd........................       290
       6,700   Westcoast Energy, Inc............................       149
                                                                  --------
                                                                    16,604
                                                                  --------
  DENMARK (0.2%)
       2,000   BG Bank A/S......................................       124
       3,800   Den Danske Bank Corp.............................       456
         600   Jyske Bank A/S (Registered)......................        71
       3,800   Unidanmark A/S `A' (Registered)..................       342
                                                                  --------
                                                                       993
                                                                  --------
  FRANCE (3.0%)
       2,677   Accor S.A........................................       749
       3,406   Alcatel Alsthom..................................       693
       7,182   AXA S.A..........................................       808
       6,925   Banque Nationale de Paris........................       566
       4,591   Banque Paribas...................................       491
       1,337   BIC Corp.........................................        95
         613   Bouygues.........................................       111
         761   Canal Plus.......................................       142
       4,763   Cap Gemini S.A...................................       748
         875   Carrefour S.A....................................       554
       1,948   Cie de Saint-Gobain..............................       361
         751   Credit Commercial de France......................        63
         383   Dexia France.....................................        52
       5,759   Elf Aquitaine....................................       810
       2,474   Elf Sanofi S.A...................................       291


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                          GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  FRANCE (CONT.)
         697   Eridania Beghin-Say S.A..........................  $    154
         256   Essilor International............................       108
       3,633   Etablissements Economiques du Casino
                 Guichard-Perrachon.............................       290
      18,547   France Telecom S.A...............................     1,279
       1,768   Groupe Danone RFD................................       487
       1,650   Havas S.A........................................       140
         375   Imetal S.A.......................................        52
       2,430   Klepierre........................................       472
       2,167   L'air Liquide....................................       358
       1,441   L'Oreal..........................................       801
       2,277   Lafarge S.A......................................       235
       (a)71   Lafarge S.A......................................         7
       2,484   Lagardere S.C.A..................................       103
         698   Legrand S.A......................................       185
       1,965   LVMH Moet Hennessy Louis Vuitton.................       393
       2,807   Lyonnaise des Eaux S.A...........................       462
       2,750   Michelin (C.G.D.E.) `B'..........................       159
         193   Pathe S.A........................................        38
       1,540   Pernod-Ricard....................................       107
         486   Pinault S.A......................................       407
         434   Promodes.........................................       240
       1,176   PSA Peugeot Citroen S.A..........................       253
       7,548   Rhone-Poulenc S.A. `A'...........................       426
         111   Sagem............................................        86
       2,989   Schneider S.A....................................       238
    (a)1,917   Silic............................................       349
       6,256   Simco S.A. (Registered)..........................       513
          88   Societe Eurafrance S.A...........................        55
       3,218   Societe Generale.................................       669
          13   Sodexho Alliance S.A.............................         3
      (a)676   Sodexho S.A......................................       128
       6,120   Sophia S.A.......................................       283
       2,745   Thomson CSF S.A..................................       104
       5,431   Total S.A. `B'...................................       706
       3,620   Unibail..........................................       468
       5,699   Usinor Sacilor...................................        88
       1,494   Valeo S.A........................................       153
       2,822   Vivendi..........................................       602
                                                                  --------
                                                                    18,135
                                                                  --------
  GERMANY (3.3%)
       1,183   Adidas AG........................................       205
      (a)900   Agiv AG..........................................        25
      (a)292   Allianz AG.......................................        95
       5,550   Allianz AG.......................................     1,831
         483   AMB Aachener & Muenchener Beteiligungs AG........        56
       2,000   Bankgesellschaft Berlin AG.......................        42
      14,150   BASF AG..........................................       671
      17,550   Bayer AG.........................................       906
       8,100   Bayer Hypothecen-und Wechsel-Bank AG.............       514
       9,550   Bayer Vereinsbank AG.............................       813
         533   Beiersdorf AG....................................        34
         800   BHF-Bank AG......................................        30
       2,400   Bilfinger & Berger Bau AG........................        82
         183   Brau und Brunnen AG..............................        24
         967   CKAG Colonia Konzern AG..........................       120
       3,900   Commerzbank AG...................................       149
       2,033   Continental AG...................................        63

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      16,100   Daimler-Benz AG..................................  $  1,580
       2,383   Degussa AG.......................................       147
      18,450   Deutsche Bank AG.................................     1,564
      55,187   Deutsche Telekom AG..............................     1,490
      15,167   Dresdner Bank AG.................................       818
       1,253   Heidelberger Zement AG...........................       119
       2,433   Hochtief AG......................................       117
         800   IKB Deutsche Industriebank AG....................        16
         250   Karstadt AG......................................       121
       1,267   Kloeckner-Humboldt-Deutz AG......................        15
         283   Linde AG.........................................       198
       8,700   Lufthansa AG.....................................       219
         350   MAN AG...........................................       136
       9,170   Mannesmann AG....................................       931
       4,290   Merck KGAA.......................................       192
       5,557   Metro AG.........................................       337
       1,947   Muenchener Rueckversicherungs-Gesellschaft AG
                 (Registered)...................................       966
         450   Preussag AG......................................       161
      12,204   RWE AG...........................................       724
       1,477   SAP AG...........................................       897
       1,900   Schering AG......................................       224
      13,233   Siemens AG.......................................       806
         100   STRABAG AG.......................................         9
         867   Thyssen AG.......................................       220
      12,283   VEBA AG..........................................       838
         695   Viag AG..........................................       470
         748   Volkswagen AG....................................       719
                                                                  --------
                                                                    19,694
                                                                  --------
  HONG KONG (0.0%)
         139   Bank of East Asia................................        --
         700   Cathay Pacific Airways Ltd.......................        --
       1,600   Hong Kong & China Gas Co., Ltd...................         2
      12,643   Hong Kong Land Holdings Ltd......................        16
         500   Hong Kong Shanghai Hotels........................        --
         200   Hopewell Holdings Ltd............................        --
       1,400   Hutchison Whampoa Ltd............................         7
         400   Johnson Electric Holdings Ltd....................         1
       1,300   New World Development Co., Ltd...................         3
       1,000   Regal Hotel International........................        --
       7,593   Sino Land Co.....................................         3
       2,400   South China Morning Post.........................         1
       1,340   Sun Hung Kai Properties Ltd......................         6
         200   Swire Pacific Ltd. `A'...........................         1
         500   Television Broadcasting Ltd......................         1
         800   Varitronix International Ltd.....................         2
                                                                  --------
                                                                        43
                                                                  --------
  IRELAND (0.1%)
      46,700   Allied Irish Banks plc...........................       676
                                                                  --------
  ITALY (4.0%)
      76,176   Assicurazioni Generali S.p.A.....................     2,478
     128,300   Banca Commerciale Italiana.......................       768
      20,000   Banca Fideuram...................................       114
      10,000   Banca Intesa S.p.A...............................        29
       1,000   Banca Popolare di Bergamo Credito Varesino
                 S.p.A..........................................        21
      75,000   Banca di Roma....................................       156
      60,900   Banco Ambrosiano Veneto..........................       341



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  ITALY (CONT.)
       4,000   Banco Popolare Milano............................  $     32
      40,000   Banco di Napoli..................................        51
     133,800   Benetton Group S.p.A.............................       278
      11,700   Burgo Cartiere S.p.A.............................        94
  (a)418,700   Ciga Spa.........................................       487
     218,500   Credito Italiano S.p.A...........................     1,144
      48,000   Edison S.p.A.....................................       385
     568,000   Ente Nazionale Idrocarburi S.p.A.................     3,724
       9,500   Falck Acciaierie & Ferriere Lombarde.............        61
     239,630   Fiat S.p.A.......................................     1,049
      52,970   Fiat S.p.A. Di Risp NCS..........................       131
      85,200   Immobiliare Metanopoli S.p.A.....................        94
   (a)26,000   Impreglio S.p.A..................................        23
      74,600   Istituto Bancario San Paolo di Torina S.p.A......     1,077
      53,950   Istituto Mobiliare Italiano S.p.A................       850
     500,720   Istituto Nazionale delle Assicurazioni (INA).....     1,423
      11,650   Italcementi S.p.A. RNC...........................        51
      17,300   Italcementi S.p.A................................       156
      49,400   Italgas..........................................       201
      16,878   La Rinascente S.p.A..............................       168
      36,500   Magneti Marelli S.p.A............................        80
      86,000   Mediaset S.p.A...................................       549
      51,260   Mediobanca S.p.A.................................       651
     208,108   Montedison S.p.A.................................       258
      68,900   Montedison S.p.A. Di Risp NCS....................        53
  (a)252,880   Olivetti Group...................................       376
     114,640   Parmalat Finanziaria S.p.A.......................       234
     115,000   Pirelli S.p.A....................................       359
      22,269   R.A.S............................................       290
         462   R.A.S. di Risp...................................         4
         250   S.A.I............................................         2
      10,100   S.A.I............................................       129
   (a)12,000   Sasib S.p.A......................................        54
      22,000   Sirti S.p.A......................................       120
      51,000   Snia BPD S.p.A...................................        63
     470,300   Telecom Italia Mobile S.p.A......................     2,877
     110,000   Telecom Italia Mobile S.p.A. RNC.................       371
      68,663   Telecom Italia S.p.A. RNC........................       333
     255,388   Telecom Italia S.p.A.............................     1,881
                                                                  --------
                                                                    24,070
                                                                  --------
  JAPAN (4.8%)
      28,800   Ajinomoto Co., Inc...............................       252
   (a)30,800   Aoki Corp........................................        15
         500   Asahi Bank Ltd...................................         2
      19,000   Asahi Breweries Ltd..............................       240
      59,400   Asahi Chemical Industry Co., Ltd.................       214
      53,600   Asahi Glass Co...................................       290
      91,600   Bank of Tokyo-Mitsubishi Ltd.....................       971
         500   Bank of Yokohama.................................         1
      19,000   Bridgestone Corp.................................       450
      23,800   Canon, Inc.......................................       541
      11,000   Casio Computer Co., Ltd..........................       102
         800   Chiba Bank Ltd...................................         3
      18,800   Chugai Pharmaceutical Ltd........................       123
      23,800   Dai Nippon Printing Co., Ltd.....................       380
      18,800   Daiei, Inc.......................................        44
      18,800   Daikin Industries Ltd............................       121
      18,800   Daiwa House Industry.............................       166
      20,600   Denso Corp.......................................       342

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
         114   East Japan Railway Co............................  $    536
      13,800   Ebara Corp.......................................       123
       8,300   Fanuc Co.........................................       287
      11,000   Fuji Photo Film Co...............................       383
      45,600   Fujitsu Ltd......................................       480
      13,800   Furukawa Electric................................        46
      23,000   Hankyu Corp......................................        94
   (a)18,000   Hazama-Gumi......................................        10
      98,000   Hitachi Ltd......................................       640
      23,000   Honda Motor Co...................................       820
      12,000   Ito-Yokado Co., Ltd..............................       565
   (a)61,000   Japan Airlines Co., Ltd..........................       170
      43,600   Japan Energy Corp................................        46
         800   Joyo Bank........................................         3
       8,800   Jusco Co.........................................       162
      23,800   KAO Corp.........................................       367
      35,600   Kajima Corp......................................        98
      25,900   Kansai Electric Power Co.........................       450
      28,600   Kawasaki Steel Corp..............................        52
      41,600   Kinki Nippon Railway.............................       195
      38,600   Kirin Brewery Co., Ltd...........................       365
      34,600   Komatsu Ltd......................................       168
      51,400   Kubota Corp......................................       119
   (a)60,600   Kumagai Gumi Co., Ltd............................        44
       5,500   Kyocera Corp.....................................       269
      16,800   Kyowa Hakko Kogyo................................        67
      46,000   Long-Term Credit Bank of Japan Ltd...............        27
      50,200   Marubeni Corp....................................       100
       4,800   Marui Co., Ltd...................................        72
      51,400   Matsushita Electric Industrial Co., Ltd..........       827
      59,000   Mitsubishi Chemical Corp.........................       107
      51,000   Mitsubishi Corp..................................       316
      67,400   Mitsubishi Electric Corp.........................       155
     106,000   Mitsubishi Heavy Industries Ltd..................       401
      34,600   Mitsubishi Materials Corp........................        71
      26,000   Mitsubishi Trust and Banking Corp................       221
      51,200   Mitsui & Co......................................       277
   (a)37,600   Mitsui Engineering & Shipbuilding Co., Ltd.......        29
         400   Mitsui Trust & Banking Co., Ltd..................         1
      17,800   Mitsukoshi.......................................        51
      12,800   Mycal Corp.......................................        81
      32,600   NEC Corp.........................................       304
      38,600   New OJI Paper Co., Ltd...........................       168
      18,800   NGK Insulators Ltd...............................       163
      15,000   Nippon Express Co., Ltd..........................        81
      16,800   Nippon Fire & Marine Insurance Co................        69
      16,800   Nippon Light Metal Co............................        19
      16,800   Nippon Meat Packers, Inc.........................       206
      54,600   Nippon Oil Co....................................       177
     216,000   Nippon Steel Corp................................       380
         292   Nippon Telegraph & Telephone Corp. ADR...........     2,423
      51,400   Nippon Yusen Kabushiki Kaisha....................       174
         350   Nissan Fire & Marine Insurance Co., Ltd..........         1
      65,400   Nissan Motor Co., Ltd............................       206
     114,000   NKK Corp.........................................       109
      20,800   Odakyu Electric Railway Co.......................        64
      82,200   Osaka Gas Co.....................................       211
      16,800   Penta-Ocean Construction.........................        39
       5,000   Pioneer Electronic Corp..........................        96
       2,000   Rohm Co..........................................       206


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  JAPAN (CONT.)
      66,200   Sakura Bank Ltd..................................  $    172
      14,800   Sankyo Co., Ltd..................................       337
      61,000   Sanwa Bank Ltd...................................       546
      51,400   Sanyo Electric Co., Ltd..........................       156
       4,800   Secom Co.........................................       277
       3,900   Sega Enterprises Ltd.............................        67
      18,800   Sekisui House Ltd................................       146
      34,600   Sharp Corp.......................................       281
       5,000   Shimano, Inc.....................................       127
      27,800   Shimizu Corp.....................................        80
       7,000   Shin-Etsu Chemical Co............................       121
       7,000   Shiseido Co., Ltd................................        80
         800   Shizuoka Bank....................................         9
      34,600   Showa Denko K.K..................................        35
         700   Softbank Corp....................................        27
       8,900   Sony Corp........................................       767
      69,200   Sumitomo Chemical Co.............................       214
      36,400   Sumitomo Corp....................................       175
      25,800   Sumitomo Electric Industries.....................       261
      70,400   Sumitomo Metal Industries........................       113
      18,000   Sumitomo Metal Mining Co.........................        73
      17,800   Sumitomo Osaka Cement Co., Ltd...................        23
      38,600   Taisei Corp., Ltd................................        84
      11,000   Taisho Pharmaceutical Co.........................       206
      21,000   Taiyo Yuden Co., Ltd.............................       224
      23,800   Takeda Chemical Industries.......................       634
      38,600   Teijin Ltd.......................................       117
      23,800   Tobu Railway Co..................................        63
      13,500   Tohoku Electric Power............................       199
         600   Tokai Bank.......................................         3
      59,400   Tokio Marine & Fire Insurance Co.................       611
      32,500   Tokyo Electric Power Co..........................       638
       2,000   Tokyo Electron Ltd...............................        61
      77,200   Tokyo Gas Co.....................................       172
      28,800   Tokyu Corp.......................................        87
      23,800   Toppan Printing Co., Ltd.........................       255
      58,500   Toray Industries, Inc............................       304
      17,800   Toto Ltd.........................................       108
      38,600   Toyobo Ltd.......................................        51
      77,000   Toyota Motor Corp................................     1,994
      34,600   Ube Industries Ltd...............................        45
         300   Yamaichi Securities..............................        --
      19,000   Yokogawa Electric Corp...........................       101
                                                                  --------
                                                                    28,692
                                                                  --------
  NETHERLANDS (4.1%)
      83,307   ABN Amro Holding N.V.............................     1,950
       4,200   Akzo Nobel N.V...................................       934
      29,800   Elsevier N.V.....................................       450
       4,106   Getronics........................................       213
      15,313   Heineken N.V.....................................       602
      57,176   ING Groep N.V....................................     3,746
       4,039   KLM Royal Dutch Airlines N.V.....................       164
      25,874   Koninklijke Ahold N.V............................       831
         287   Koninklijke Hoogovens............................        12
       5,300   Koninklijke KNP BT N.V...........................       137
      27,847   Koninklijke PTT Nederland N.V....................     1,072
       1,200   Nedlloyd Groep N.V...............................        24
       1,656   Oce N.V..........................................        71
    (a)1,100   Oce N.V..........................................        47


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      17,600   Phillips Electronics N.V.........................  $  1,480
   (a)22,700   Rodamco N.V......................................       623
     107,400   Royal Dutch Petroleum............................     5,958
      33,600   Royal Dutch Petroleum Co., New York Shares.......     1,842
       2,318   Stork N.V........................................        74
   (a)27,847   TNT Post Group N.V...............................       712
      32,900   Uni-Invest N.V...................................       477
      32,100   Unilever N.V.....................................     2,548
       3,664   Wolters Kluwer N.V...............................       503
                                                                  --------
                                                                    24,470
                                                                  --------
  NORWAY (0.3%)
  (a)121,900   Choice Hotels Scandinavia S.A....................       366
      64,000   Christiania Bank OG Kreditkasse..................       268
      74,100   Den Norske Bank ASA..............................       389
         100   Hafslund ASA `A'.................................        --
   (a)68,540   Linstow ASA......................................       492
       (a)33   NCL Holdings ASA.................................        --
         100   Norsk Hydro ASA..................................         4
      (a)200   Storebrand ASA...................................         2
                                                                  --------
                                                                     1,521
                                                                  --------
  PORTUGAL (1.3%)
      38,742   Banco Comercial (Registered).....................     1,101
      18,620   Banco Espirito Santo.............................       559
      12,300   Banco Totta & Acores `B' (Registered)............       373
      16,300   BPI-SGPS S.A. (Registered).......................       526
       1,300   Cia de Seguros Tranquilidade (Registered)........        35
      13,500   Cimpor-Cimentos de Portugal S.A..................       474
         700   CIN S.A..........................................        52
       3,100   Corticeira Amorim, S.A...........................        60
      59,500   EDP-Electricidade de Portugal, S.A...............     1,384
       1,000   Engil-SGPS.......................................        11
       2,600   INAPA, S.A.......................................        34
   (a)18,450   Jeronimo Martins, SGPS, S.A......................       887
      14,600   Portucel Industrial-Empresa Produtora de Celulose
                 S.A............................................       116
      30,500   Portugal Telecom S.A.............................     1,617
    (a)2,000   Sociedade de Construcoes Soares da Costa S.A.....        17
       6,700   Sonae Investimentos S.A..........................       366
       1,900   UNICER-Uniao Cervejeira S.A......................        42
                                                                  --------
                                                                     7,654
                                                                  --------
  SPAIN (3.2%)
         840   Acerinox S.A.....................................       112
      (a)297   ACS S.A..........................................         9
       (a)41   Aguas de Barcelona...............................         2
      45,280   Argentaria S.A...................................     1,016
      16,742   Autopistas Concesionaria Espanola S.A............       259
       3,300   Azucarere Ebro Agricolas S.A.....................        98
      59,200   Banco Bilbao Vizcaya, S.A. (Registered)..........     3,038
    (a)7,200   Banco Espanol de Credito S.A.....................        86
       1,400   Banco Popolar Espanol S.A........................       120
      94,000   Banco Santander S.A..............................     2,406
         400   Bankinter S.A....................................        26
      29,800   BCH S.A..........................................       937
       1,000   Corporacion Financiera Alba S.A..................       110
       3,898   Corporacion Mapfre...............................       137
       3,850   Dragados y Construcciones S.A....................       123


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  SPAIN (CONT.)
       1,450   Empresa Nacional de Cellulosas S.A...............  $     26
      81,600   Endesa S.A.......................................     1,785
         317   Energia y Industrias Aragonesas..................         3
   (a)11,600   Ercros S.A.......................................        15
       4,000   Fomento de Construcciones y Contratas S.A........       206
      11,200   Gas Natural SDG S.A. `E'.........................       809
       3,335   General de Aguas De Barcelona S.A................       186
      73,000   Iberdrola S.A....................................     1,185
       3,202   Immobiliaria Metropolitana Vasco Central S.A.....        94
         500   Portland Valderrivas S.A.........................        61
      23,800   Repsol S.A.......................................     1,312
   (a)12,500   Tabacalera S.A. `A'..............................       256
      76,054   Telefonica de Espana.............................     3,516
    (a)3,145   Telefonica de Espana.............................       146
      19,900   Union Electrica Fenosa S.A.......................       256
       4,500   Uralita S.A......................................        64
      15,396   Vallehermoso S.A.................................       566
       1,550   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        72
       4,363   Zardoya-Otis S.A.................................       130
                                                                  --------
                                                                    19,167
                                                                  --------
  SWEDEN (1.6%)
      21,300   ABB AB `A'.......................................       302
       8,900   ABB AB `B'.......................................       124
       5,100   AGA AB `A'.......................................        80
   (a)45,600   Asticus AB.......................................       503
      42,366   Astra AB `A'.....................................       866
      10,300   Astra AB `B'.....................................       205
       4,250   Atlas Copco AB `A'...............................       116
       2,100   Atlas Copco AB `B'...............................        57
      14,000   Castellum AB.....................................       165
      55,400   Diligentia AB....................................       479
      12,500   Electrolux AB `B'................................       215
         600   Esselte AB `B'...................................        14
      10,900   Fastighets AB Tornet.............................       175
         100   Granges AB.......................................         2
       6,700   Hennes & Mauritz AB `B'..........................       427
    (a)3,500   NetCom Systems AB `B'............................       134
      37,100   Nordbanken Holding AB............................       272
      14,800   Piren AB.........................................       117
       6,000   Sandvik AB `A'...................................       166
       2,500   Sandvik AB `B'...................................        69
       8,100   SCA AB `B'.......................................       210
       2,900   Securitas AB `B'.................................       142
   (a)17,000   Skandia Forsakrings AB...........................       243
      36,200   Skandinaviska Enskilda Banken `A'................       619
       4,000   Skanska AB `B'...................................       179
       3,000   SKF AB `B'.......................................        55
      20,700   Sparbanken Sverige AB `A'........................       623
      10,450   Stora Kopparbergs Bergslags Aktiebolag...........       164
      13,400   Svenska Handelsbanken `A'........................       622
         600   Svenska Handelsbanken `B'........................        26
       3,400   Svenskt Stal AB `A'..............................        52
      60,400   Telefonaktiebolaget LM Ericsson..................     1,764
       4,500   Trelleborg AB `B'................................        59
         500   Volvo AB `A'.....................................        15

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      14,000   Volvo AB `B'.....................................  $    417
       2,400   Wm-Data Ab `B'...................................        83
                                                                  --------
                                                                     9,761
                                                                  --------
  SWITZERLAND (3.9%)
         415   ABB AG (Bearer)..................................       613
         770   Adecco S.A. (Bearer).............................       348
         240   Alusuisse-Lonza Holding AG (Registered)..........       305
          80   Banca del Gottardo `B'...........................        58
          40   Banque Cantonale Vaudoise........................        16
      10,450   CS Holding AG (Registered).......................     2,327
         225   Georg Fischer AG (Registered)....................        88
         285   Holderbank Financiere Glarus AG (Bearer).........       363
       1,655   Nestle S.A. (Registered).........................     3,544
       2,696   Novartis AG (Registered).........................     4,489
          69   Roche Holding AG (Bearer)........................     1,023
         293   Roche Holding AG-Genusshein......................     2,879
         325   Sairgroup (Registered)...........................       107
         610   Schweizerische Rueckver (Registered).............     1,544
          80   SGS Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................       136
         215   SMH AG (Bearer)..................................       166
         170   Sulzer AG (Registered)...........................       134
         450   SwissAir AG (Registered).........................       148
    (a)8,594   UBS AG (Registered)..............................     3,198
       1,070   Union Bank of Switzerland (Registered)...........       386
         275   Valora Holding AG (Registered)...................        73
          60   Vontobel Holding AG `B'..........................        87
       2,005   Zuerich Versicherungs-Gesellschaft
                 (Registered)...................................     1,280
                                                                  --------
                                                                    23,312
                                                                  --------
  UNITED KINGDOM (9.1%)
      52,400   Abbey National plc...............................       932
      26,150   Arjo Wiggins Appleton plc........................        88
      18,725   Associated British Foods plc.....................       177
      70,289   Barclays plc.....................................     2,028
      36,717   Bass plc.........................................       689
     115,891   B.A.T Industries plc.............................     1,161
     145,190   BG plc...........................................       840
      26,177   BICC plc.........................................        56
      49,451   Blue Circle Industries plc.......................       280
      26,105   BOC Group plc....................................       356
      41,125   Boots Co. plc....................................       682
      26,150   BPB Industries plc...............................       159
      74,772   British Aerospace plc............................       573
      44,903   British Airways plc..............................       486
      59,930   British Land Co. plc.............................       616
     218,658   British Petroleum Co. plc........................     3,192
      59,825   British Sky Broadcasting Group plc...............       430
      74,800   British Steel plc................................       165
     216,950   British Telecommunications plc...................     2,681
     127,648   BTR plc, `B'.....................................       362
      11,156   Burmah Castrol plc...............................       199
      93,487   Cable & Wireless plc.............................     1,137
      41,160   Cadbury Schweppes plc............................       638
      72,300   Capital Shopping Centers plc.....................       487
      28,530   Caradon plc......................................        88
  (a)164,550   Centrica plc.....................................       278
      33,646   Coats Viyella plc................................        41
      26,106   Commercial Union plc.............................       487


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
      18,725   Courtaulds plc...................................  $    139
       3,722   De La Rue plc....................................        18
     126,724   Diageo plc.......................................     1,503
      19,947   Diageo plc, `B'..................................       167
   (a)29,175   Elementis plc....................................        74
      24,590   EMI Group plc....................................       215
           1   Energy Group plc.................................        --
     108,475   General Electric plc.............................       936
   (a)44,734   GKN plc..........................................       570
     119,675   Glaxo Wellcome plc...............................     3,595
      26,140   Granada Group plc................................       481
     158,400   Grantchester Holdings plc........................       452
      44,875   Great Universal Stores plc.......................       592
   (a)28,470   Guardian Royal Exchange plc......................       167
      22,443   Hanson plc.......................................       137
      89,470   HSBC Holdings plc................................     2,170
       3,400   HSBC Holdings plc................................        86
      33,675   Imperial Chemical Industries plc.................       541
      44,888   Ladbroke Group plc...............................       247
      70,325   Land Securities plc..............................     1,088
      29,925   Lasmo plc........................................       120
      44,875   Legal & General Group plc........................       479
     227,075   Lloyds TSB Group plc.............................     3,180
    (a)7,485   Lonrho Africa plc................................         9
    (a)7,485   Lonrho Africa plc................................        35
     130,875   Marks & Spencer plc..............................     1,192
      22,475   MEPC plc.........................................       198
      52,400   National Power plc...............................       494
       6,800   National Westminster Bank plc....................       122
      30,693   Peninsular & Oriental Steam Navigation Co........       442
      56,053   Pilkington plc...................................       103
      74,809   Prudential Corp. plc.............................       986
      34,463   Rank Group plc...................................       189
      51,925   Reed International plc...........................       470
      55,120   Reuters Holdings plc.............................       631
      22,475   Rexam plc........................................        98
      45,035   Rio Tinto Corp. plc (Registered).................       508
      11,200   RMC Group plc....................................       194
      52,412   Royal & Sun Alliance Insurance Group plc.........       542
       4,800   Royal Bank of Scotland Group plc.................        54
      22,079   Royal Bank of Scotland plc.......................       383
      33,640   Safeway plc......................................       220
      59,797   Sainsbury (J) plc................................       533
      11,175   Schroders plc....................................       289
      37,418   Scottish Power plc...............................       328
      74,800   Sears plc........................................        66
      22,726   Sedgwick Group plc...............................        49
      18,725   Slough Estates plc...............................       107
     192,871   SmithKline Beecham plc...........................     2,356
      18,701   Southern Electric plc............................       169
       3,900   Standard Chartered plc...........................        44
      52,385   Tarmac plc.......................................        94
      29,879   Taylor Woodrow plc...............................       100
      71,067   Tesco plc........................................       694
      26,194   Thames Water plc.................................       477
      17,463   Thorn plc........................................        71
      18,691   TI Group plc.....................................       142
       2,000   Unilever N.V. - New York Shares..................       158
     107,150   Unilever plc.....................................     1,142

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      26,148   United Utilities plc.............................  $    381
     123,417   Vodafone Group plc...............................     1,567
     382,300   Wates City of London Properties plc..............       626
      33,675   Zeneca Group plc.................................     1,446
                                                                  --------
                                                                    53,974
                                                                  --------
  UNITED STATES (37.5%)
         100   AAR Corp.........................................         3
      12,600   Abbott Laboratories..............................       515
    (a)1,000   Access Health, Inc...............................        25
    (a)1,900   AccuStaff, Inc...................................        59
      (a)900   Action Performance Cos., Inc.....................        29
    (a)1,300   ACX Technologies, Inc............................        28
       4,300   Adobe Systems, Inc...............................       182
    (a)1,700   Advanced Fibre Communications, Inc...............        68
    (a)2,400   Advanced Lighting Technologies, Inc..............        56
       6,500   Aeroquip-Vickers, Inc............................       379
    (a)1,500   Affiliated Computer Services, Inc., `A'..........        58
       1,700   A.H. Ahmanson & Co...............................       121
       3,500   A.H. Belo Corp., `A'.............................        85
         100   Air Express International Corp...................         3
       3,200   Air Products & Chemicals, Inc....................       128
       3,000   Airborne Freight Corp............................       105
    (a)7,300   Airtouch Communications, Inc.....................       427
       2,200   Albany International Corp,. `A'..................        53
       1,300   Albertson's, Inc.................................        67
         500   Alcan Aluminum Ltd...............................        14
      12,700   Allegheny Teledyne, Inc..........................       291
      12,000   Allied Signal, Inc...............................       532
    (a)1,700   Allied Waste Industries, Inc.....................        41
       2,000   Allmerica Financial Corp.........................       130
      15,800   Allstate Corp....................................     1,447
      15,900   Alltel Corp......................................       739
       1,400   Alumax, Inc......................................        65
       8,500   Aluminum Co. of America..........................       560
    (a)2,300   Alza Corp., `A'..................................        99
       3,300   AMBAC Financial Group, Inc.......................       193
         800   AmerUs Life Holdings, Inc. `A'...................        26
    (a)3,200   AmeriCredit Corp.................................       114
    (a)2,300   America West Holdings Corp., `B'.................        66
      15,500   American Express Co..............................     1,767
         500   American General Corp............................        36
       6,600   American Greeting Corp., `A'.....................       336
      37,300   American Home Products Corp......................     1,930
      13,000   American International Group, Inc................     1,898
    (a)1,700   American Power Conversion Corp...................        51
      47,700   American Telephone & Telegraph Co................     2,725
       4,800   American Water Works, Inc........................       149
      (a)400   Amerisource Health Corp., `A'....................        26
      21,400   Ameritech Corp...................................       960
    (a)2,200   Amgen, Inc.......................................       144
      22,500   Amoco Corp.......................................       937
       8,000   AMP, Inc.........................................       275
      (a)400   Amphenol Corp, `A'...............................        16
    (a)6,000   AMR Corp.........................................       499
       2,400   Anadarko Petroleum Corp..........................       161
    (a)6,200   Andrew Corp......................................       112
       2,700   Anheuser-Busch Cos., Inc., `A'...................       127
    (a)4,800   Anixter International, Inc.......................        91
       1,200   Apache Corp......................................        38
      (a)500   Apollo Group, Inc., `A'..........................        17


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)5,300   Apple Computer, Inc..............................  $    152
    (a)1,000   Applied Graphics Technologies, Inc...............        46
   (a)11,400   Applied Material, Inc............................       336
       1,900   Applied Power, Inc., `A'.........................        65
   (a)59,800   Armco, Inc.......................................       381
       5,300   Armstrong World Industries, Inc., `B'............       357
       1,900   Arrow International, Inc.........................        52
    (a)1,400   ATMI, Inc........................................        21
    (a)1,200   Arterial Vascular Engineering, Inc...............        43
       1,600   Arvin Industries, Inc............................        58
      (a)700   Aspect Development, Inc..........................        53
    (a)1,100   Aspen Technologies, Inc..........................        56
       7,296   Associates First Capital Corp., `A'..............       561
       6,900   Autodesk, Inc....................................       267
       1,500   Automatic Data Processing, Inc...................       109
      (a)200   Autozone, Inc....................................         6
       4,800   Avon Products, Inc...............................       372
       9,700   Baker Hughes, Inc................................       335
      22,700   Banc One Corp....................................     1,267
         400   Bandag, Inc......................................        16
       5,800   Bank of New York Co., Inc........................       352
      24,200   BankAmerica Corp.................................     2,092
      12,600   BankBoston Corp..................................       701
         200   Bankers Trust New York Corp......................        23
       2,000   Banta Corp.......................................        62
       2,900   Bausch & Lomb, Inc...............................       145
      12,500   Baxter International, Inc........................       673
    (a)2,600   BEC Energy.......................................       108
      15,600   Becton & Dickinson & Co..........................     1,211
       9,400   Bell Atlantic Corp...............................       429
      24,000   BellSouth Corp...................................     1,611
       6,800   Bemis Co., Inc...................................       278
    (a)2,500   Berg Electronics Corp............................        49
       1,100   Bergen Brunswig Corp., `A'.......................        51
    (a)2,300   Best Buy Co., Inc................................        83
       8,400   Bestfoods........................................       488
   (a)35,200   Bethlehem Steel Corp.............................       438
    (a)4,600   Beverly Enterprises, Inc.........................        64
    (a)1,800   Billing Concepts Corp............................        28
       2,400   Bindley Western Industries, Inc..................        79
    (a)1,100   Biogen, Inc......................................        54
       1,800   Biomet, Inc......................................        60
    (a)1,300   BISYS Group, Inc.................................        53
    (a)3,400   BJ Services Co...................................        99
       1,100   Black & Decker Corp..............................        67
    (a)1,100   Blyth Industries, Inc............................        37
      21,900   Boeing Co........................................       976
    (a)2,000   Borders Group, Inc...............................        74
       2,000   Borg-Warner Automotive, Inc......................        96
       1,800   Boston Edison Co.................................        75
    (a)1,600   Boston Scientific Corp...........................       115
       1,900   Briggs & Stratton Corp...........................        71
    (a)3,000   Brightpoint, Inc.................................        43
    (a)5,700   Brinker International, Inc.......................       110
      31,200   Bristol-Myers Squibb Co..........................     3,586
    (a)2,700   Broderbund Software, Inc.........................        62
       3,400   Brown-Forman Corp., `B'..........................       218
       2,700   Brunswick Corp...................................        67
    (a)1,200   Budget Group, Inc., `A'..........................        38

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)6,000   Buffets, Inc.....................................  $     94
    (a)7,000   Burlington Industries, Inc.......................        98
       8,600   Burlington Northern Railroad Co..................       844
       2,200   Burlington Resources, Inc........................        95
       1,100   C&D Technology, Inc..............................        64
    (a)1,400   CACI International, Inc., `A'....................        29
    (a)5,400   California Energy Company, Inc...................       162
    (a)1,700   California Microwave, Inc........................        30
      (a)900   Cambridge Tech Partner, Inc......................        49
       6,600   Campbell Soup Co.................................       351
      (a)900   Canandaigua Brands, Inc., `A'....................        44
       2,700   Capital One Financial Corp.......................       335
       1,700   Cardinal Health, Inc.............................       159
       4,200   Carlisle Cos., Inc...............................       181
       3,700   Case Corp........................................       179
      17,200   Caterpillar, Inc.................................       909
       3,600   CBS, Inc.........................................       114
      (a)600   CDW Computer Centers, Inc........................        30
    (a)1,800   Cendant Corp.....................................        38
       1,100   Centex Construction Products, Inc................        42
       3,000   Centex Corp......................................       113
      (a)300   Centocor, Inc....................................        11
         700   Central & South West Corp........................        19
       1,700   Central Parking Corp.............................        79
       2,400   Centura Banks, Inc...............................       150
    (a)1,600   Chancellor Media Corp., `A'......................        79
      35,000   Chase Manhattan Corp.............................     2,642
      22,000   Chevron Corp.....................................     1,827
      37,000   Chrysler Corp....................................     2,086
    (a)2,700   CHS Electronics, Inc.............................        48
       6,700   Chubb Corp.......................................       539
    (a)1,400   CIBER, Inc.......................................        53
      10,200   CIGNA Corp.......................................       704
       9,800   Cincinnati Milacron, Inc.........................       238
         300   Cincinnati Financial Corp........................        12
      10,700   Cinergy Corp.....................................       374
       3,200   Cintas Corp......................................       163
       1,000   Circuit City Stores-Circuit City Group...........        47
   (a)13,300   Cisco Systems, Inc...............................     1,224
    (a)2,100   Citation Corp....................................        42
      13,200   Citicorp.........................................     1,970
    (a)1,000   Citrix Systems, Inc..............................        68
         700   CKE Restaurants, Inc.............................        29
      (a)500   Clear Channel Communications, Inc................        55
       2,000   Clorox Co........................................       191
         700   CMAC Investment Corp.............................        43
       5,000   Coastal Corp.....................................       349
      59,600   Coca-Cola Co.....................................     5,096
       2,600   Colgate Palmolive Co.............................       229
    (a)4,600   Coltec Industries, Inc...........................        91
       5,550   Columbia Energy Group............................       309
       7,000   Columbia HCA/Healthcare Corp.....................       204
       1,100   Comair Holdings, Inc.............................        34
      10,800   Comdisco, Inc....................................       205
       3,000   Comerica, Inc....................................       199
       2,100   Commercial Federal Corp..........................        66
       1,000   Commercial Metals Co.............................        31
    (a)1,700   CompUSA, Inc.....................................        31
      42,417   Compaq Computer Corp.............................     1,204
      17,300   Computer Associates International, Inc...........       961


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
       2,300   Computer Sciences Corp...........................  $    147
    (a)2,700   Comverse Technology, Inc.........................       140
    (a)1,900   Concord EFS, Inc.................................        50
       1,500   Conseco, Inc.....................................        70
       4,700   Consolidated, Inc................................       128
    (a)1,100   Consolidated Graphics, Inc.......................        65
      (a)300   Consolidated Stores Corp.........................        11
       5,100   Cooper Industries, Inc...........................       280
       1,400   Cordant Technologies, Inc........................        65
       1,300   Corning, Inc.....................................        45
    (a)1,400   Cort Business Services Corp......................        44
    (a)2,800   Costco Cos., Inc.................................       177
       3,800   Countrywide Credit Industries, Inc...............       193
       1,300   C.R. Bard, Inc...................................        50
       1,700   Crompton & Knowles Corp..........................        43
       2,000   Crown Cork & Seal, Inc...........................        95
       3,100   CSX Corp.........................................       141
       1,100   Cullen/Frost Bankers, Inc........................        60
         300   Cummins Engine...................................        15
       1,600   CVS Corp.........................................        62
    (a)2,000   Cytec Industries, Inc............................        88
       1,100   Dallas Semiconductor Corp........................        34
       4,900   Dana Corp........................................       262
         800   Danaher Corp.....................................        29
      12,000   Darden Restaurants, Inc..........................       190
      12,000   Dayton Hudson Corp...............................       582
       1,600   Dean Foods Co....................................        88
      20,400   Deere & Co.......................................     1,079
       3,400   Del Webb Corp....................................        88
   (a)10,900   Dell Computer Corp...............................     1,012
    (a)1,326   Delphi Financial Group, Inc., `A'................        75
       4,000   Delta Airlines, Inc..............................       517
      15,400   Deluxe Corp......................................       552
         400   Diebold, Inc.....................................        12
       1,600   Digital Microwave Corp...........................        12
       1,300   Dillards, Inc. `A'...............................        54
      12,800   Dime Bancorp, Inc................................       383
    (a)1,650   Dollar Tree Stores, Inc..........................        67
       7,000   Dominion Resources, Inc..........................       285
       4,800   Dow Jones & Co., Inc.............................       268
      18,200   DPL, Inc.........................................       330
       3,800   D.R. Horton, Inc.................................        79
    (a)2,500   Dress Barn, Inc..................................        62
      12,700   Dresser Industries, Inc..........................       560
    (a)1,700   DST Systems, Inc.................................        95
      25,500   Du Pont (EI) de Nemours Co.......................     1,903
    (a)1,100   DuPont Photomasks, Inc...........................        38
       5,200   Duke Power Co....................................       308
      11,600   Dun & Bradstreet Corp............................       419
    (a)1,000   Dura Pharmaceuticals, Inc........................        22
       4,900   Eastern Enterprises..............................       210
         800   Eastman Chemical Co..............................        50
       2,600   Eastman Kodak Co.................................       190
         200   Eaton Corp.......................................        16
       3,300   Ecolab, Inc......................................       102
       9,900   Edison International.............................       293
       2,400   Electronics for Imaging, Inc.....................       130
      19,800   Eli Lilly & Co...................................     1,308
   (a)18,100   EMC Corp.........................................       811

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       8,400   Emerson Electric Co..............................  $    507
       1,700   Energen Corp.....................................        34
       2,500   Energy East Corp.................................       104
       8,600   Engelhard Corp...................................       174
       6,000   Enron Corp.......................................       324
       8,800   Entergy Corp.....................................       253
      (a)900   Etec Systems, Inc................................        32
       2,700   Ethan Allen Interiors, Inc.......................       135
      (a)900   Extended Stay America, Inc.......................        10
      15,600   Exxon Corp.......................................     1,112
    (a)1,255   EVI Weatherford, Inc.............................        47
       1,500   E.W. Blanch Holdings, Inc........................        55
    (a)2,500   Fairfield Communities, Inc.......................        48
       9,800   Family Dollar Stores, Inc........................       181
      20,900   Fannie Mae.......................................     1,270
    (a)1,500   FDX Corp.........................................        94
      (a)900   Federated Department Stores......................        48
       3,200   Fingerhut Cos., Inc..............................       106
       3,100   FINOVA Group, Inc................................       176
       1,100   First Chicago NBD Corp...........................        97
       1,800   First Colorado Bancorp, Inc......................        50
         300   First Commercial Corp............................        21
       1,900   First Security Corp..............................        41
      32,900   First Union Corp. (N.C.).........................     1,916
    (a)1,400   FirstFed Financial Corp..........................        73
       3,900   FirstEnergy Corp.................................       120
      10,700   Fleet Financial Group, Inc.......................       893
       1,400   Fleetwood Enterprises, Inc.......................        56
       6,400   Florida Progress Corp............................       263
       4,500   Flowers Industries, Inc..........................        92
       1,400   Flowserve Corp...................................        34
       6,600   Fluor Corp.......................................       337
    (a)3,100   Foodmaker, Inc...................................        52
    (a)3,500   FORE Systems, Inc................................        93
      27,500   Ford Motor Co....................................     1,623
    (a)1,200   Forest Laboratories, Inc. `A'....................        43
       5,800   Fort James Corp..................................       258
      12,800   Fortune Brands, Inc..............................       492
      11,200   Foster Wheeler Corp..............................       240
      10,400   FPL Group, Inc...................................       655
         300   Franklin Resources, Inc..........................        16
      (a)900   Fred Meyer, Inc..................................        38
      11,100   Freddie Mac......................................       522
       8,500   Freeport McMoran Copper Corp., `B'...............       129
         800   Fremont General Corp.............................        43
    (a)2,400   Fruit of the Loom................................        80
    (a)2,100   Furniture Brands International, Inc..............        59
      12,300   Gannett Co., Inc.................................       874
       7,200   Gap, Inc.........................................       444
    (a)1,800   Gateway 2000, Inc................................        91
       2,800   General Cable Corp...............................        81
    (a)2,000   General Cigar Holdings, Inc......................        20
       1,600   General Dynamics Corp............................        74
      63,400   General Electric Co..............................     5,769
         500   General Mills, Inc...............................        34
      10,700   General Motors Corp..............................       715
    (a)1,700   General Nutrition Cos., Inc......................        53
       2,300   General RE Corp..................................       583
       1,500   General Signal Corp..............................        54
    (a)1,300   Genesis Health Ventures, Inc.....................        33


    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                        GLOBAL EQUITY ALLOCATION FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)3,800   Gentex Corp......................................  $     69
       2,000   Genzyme Corp.....................................        51
       3,500   Georgia Gulf Corp................................        80
       1,100   Georgia-Pacific Corp.............................        65
      12,300   Gillette Co......................................       697
       3,200   Gleason Corp.....................................        90
    (a)1,600   Golden State Bancorp, Inc........................        48
         500   Golden West Financial Corp.......................        53
      21,100   Goodrich (B.F.) Co...............................     1,047
    (a)1,300   Goody's Family Clothing, Inc.....................        71
       4,200   Goodyear Tire & Rubber Co........................       271
      13,500   GPU, Inc.........................................       510
       1,400   Graco, Inc.......................................        49
       1,200   Great Lakes Chemical Corp........................        47
      32,900   GTE Corp.........................................     1,830
       2,100   Guidant Corp.....................................       150
       2,500   Guilford Mills, Inc..............................        50
    (a)1,000   Ha-Lo Industries, Inc............................        31
      12,200   Halliburton Co...................................       544
       3,100   Hannaford Brothers Co............................       136
      (a)700   Harrah's Entertainment, Inc......................        16
      11,100   Harris Corp......................................       496
       5,900   Harte-Hanks Communications, Inc..................       152
      11,700   Hartford Financial Services Group................     1,338
         600   Hartford Life, Inc. `A'..........................        34
       2,400   HBO & Co.........................................        85
    (a)1,800   Heartland Express, Inc...........................        36
       8,200   Helmerich & Payne, Inc...........................       182
      10,500   Hercules, Inc....................................       432
       4,200   Herman Miller, Inc...............................       102
       5,300   Hershey Foods Corp...............................       366
       1,000   Hertz Corp. `A'..................................        44
      26,500   Hewlett-Packard Co...............................     1,587
       3,300   Hibernia Corp., `A'..............................        67
       5,400   Hilton Hotels Corp...............................       154
      25,700   Home Depot, Inc..................................     2,135
         100   Honeywell, Inc...................................         8
         800   Household International, Inc,....................        40
       4,300   Houston Industries, Inc..........................       133
       1,200   Hubco, Inc.......................................        43
       4,800   Huntington Bancshares, Inc.......................       161
    (a)1,100   Hyperion Software Corp...........................        31
       2,200   IKON Office Solutions, Inc.......................        32
    (a)1,000   Imation Corp.....................................        17
       4,100   Impac Mortgage Holdings, Inc.....................        64
       2,300   Inland Steel Industries, Inc.....................        65
       4,700   INMC Mortgage Holdings, Inc......................       107
    (a)1,900   Input/Output, Inc................................        34
      37,900   Intel Corp.......................................     2,809
       4,200   Interface, Inc...................................        85
    (a)3,300   Interim Services, Inc............................       106
      22,800   International Business Machines Corp.............     2,618
      (a)700   International Network Services...................        29
       9,600   Interpublic Group of Cos., Inc...................       583
       1,300   Interstate Bakeries Corp.........................        43
    (a)2,000   Intuit, Inc......................................       122
       4,300   IPALCO Enterprises, Inc..........................       191
       4,700   ITT Industries, Inc..............................       176
       8,500   J.C. Penney Co., Inc.............................       615

                                                                   VALUE
    SHARES                                                         (000)
--------------------------------------------------------------------------
       2,100   Jefferson-Pilot Corp.............................  $    122
      34,500   John H. Harland Co...............................       584
      37,600   Johnson & Johnson................................     2,773
      11,400   Johnson Controls, Inc............................       652
    (a)4,200   Jones Apparel Group, Inc.........................       154
      22,500   Jostens, Inc.....................................       537
       2,000   Kansas City Southern Industries, Inc.............        99
       4,000   Kaufman and Broad Home Corp......................       127
       1,800   Kaydon Corp......................................        64
    (a)1,100   Keane, Inc.......................................        62
         800   Kerr-McGee Corp..................................        46
      19,600   KeyCorp..........................................       698
      13,100   Kimberly-Clark Corp..............................       601
    (a)5,200   King World Productions, Inc......................       133
      (a)100   KLA-Tencor Corp..................................         3
    (a)4,900   Kmart Corp.......................................        94
       8,500   Knight Ridder, Inc...............................       468
       5,300   Kuhlman Corp.....................................       210
       1,700   La Quinta Inns, Inc..............................        36
    (a)1,800   Legato Systems, Inc..............................        70
       4,700   Lehman Brothers Holdings, Inc....................       365
       4,200   Lennar Corp......................................       124
    (a)1,400   Level One Communications, Inc....................        33
    (a)2,800   Lexmark International Group, Inc.................       171
    (a)2,300   Linens `n Things, Inc............................        70
      (a)500   Litton Industries, Inc...........................        29
       5,800   Lockheed Martin Corp.............................       614
       3,200   Longs Drug Stores, Inc...........................        92
       7,400   Lowe's Cos., Inc.................................       300
    (a)1,400   LSI Logic Corp...................................        32
       8,100   LTV Corp.........................................        77
       1,800   Lubrizol Corp....................................        54
      21,000   Lucent Technologies, Inc.........................     1,747
       4,200   Lyondell Petrochemical Co........................       128
       1,000   Magna Group, Inc.................................        56
       6,000   Mallinckrodt, Inc................................       178
      20,600   Manor Care, Inc..................................       792
       2,550   Marsh & McLennan Cos., Inc.......................       154
         400   Martin Marietta Corp.............................        18
       3,300   MascoTech, Inc...................................        79
         900   Mattel, Inc......................................        38
       3,800   May Department Stores Co.........................       249
       8,300   Maytag Corp......................................       410
       6,200   MBIA, Inc........................................       464
       2,200   MBNA Corp........................................        73
         900   McClatchy Newspapers, Inc........................        31
       6,600   McDermott International, Inc.....................       227
      32,800   McDonald's Corp..................................     2,263
       6,900   McGraw-Hill Cos., Inc............................       563
       2,500   MCI Communications Corp..........................       145
       4,200   MCN Corp.........................................       104
       2,100   MDU Resources Group..............................        75
       6,100   Mead Corp........................................       194
    (a)3,000   Medquist, Inc....................................        87
       6,900   Medtronic, Inc...................................       440
       2,000   Mellon Bank Corp.................................       139
         300   Mercantile Stores Co., Inc.......................        24
      22,000   Merck & Co., Inc.................................     2,942
       7,000   Mercury General Corp.............................       451
       5,500   Meredith Corp....................................       258



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
       2,366   Meritor Automotive, Inc..........................  $     57
      14,000   Merrill Lynch & Co., Inc.........................     1,291
       1,200   Metris Cos., Inc.................................        76
   (a)62,400   Microsoft Corp...................................     6,763
           1   Midas, Inc.......................................        --
    (a)1,500   Midway Games, Inc................................        23
    (a)2,350   Midwest Express Holdings.........................        85
       3,000   Millenium Chemicals, Inc.........................       102
       4,300   Minnesota Mining & Manufacturing Co..............       353
      19,300   Mobil Corp.......................................     1,479
       7,900   Monsanto.........................................       441
       8,500   Montana Power Co.................................       295
       7,600   Motorola, Inc....................................       399
       4,700   Mylan Laboratories, Inc..........................       141
    (a)3,100   Nabors Industries, Inc...........................        61
      10,200   National City Corp...............................       724
       5,500   National Commerce Bancorp........................       230
       1,000   National Data Corp...............................        44
       2,200   National Service Industries, Inc.................       112
      28,300   NationsBank Corp.................................     2,165
       1,800   Nationwide Financial Services, Inc., Class A.....        92
    (a)2,400   Nautica Enterprises, Inc.........................        64
   (a)13,800   Navistar International Corp......................       398
    (a)1,200   NBTY, Inc........................................        22
    (a)1,600   Neiman Marcus Group, Inc.........................        69
       2,200   New Century Energies, Inc........................       100
         700   New York State Electric & Gas Corp...............        29
       3,100   New York Times Co., `A'..........................       246
       1,100   Newell Co........................................        55
       5,400   Newmont Mining Corp..............................       128
    (a)4,500   Newpark Resources, Inc...........................        50
         800   Newport News Shipbuilding, Inc...................        21
       1,800   Nicor, Inc.......................................        72
    (a)1,800   Nine West Group, Inc.............................        48
       6,800   Nipsco Industries, Inc...........................       190
    (a)3,000   Noble Drilling Corp..............................        72
         400   Nordstrom, Inc...................................        31
       8,800   Northern Telecom Ltd.............................       499
       1,300   Northrop Grumman Corp............................       134
       6,100   Norwest Corp.....................................       228
    (a)6,800   Novacare Corp....................................        80
   (a)10,900   Novell, Inc......................................       139
    (a)1,000   Nu Skin Enterprises, Inc.........................        20
       1,900   Nucor Corp.......................................        87
       8,400   Occidental Petroleum Corp........................       227
    (a)1,700   Ocean Energy, Inc................................        33
    (a)4,900   Office Depot, Inc................................       155
    (a)3,400   OfficeMax, Inc...................................        56
       2,520   Old Kent Financial Corp..........................        91
       7,050   Old Republic International Corp..................       207
       2,400   Olin Corp........................................       100
         800   Omnicon Group, Inc...............................        40
   (a)18,400   Oracle System Corp...............................       452
    (a)1,100   Orbital Sciences Corp............................        41
      (a)100   O'Reilly Automotive, Inc.........................         4
       2,700   Orion Capital Corp...............................       151
    (a)1,900   Owens-Illinois, Inc..............................        85
       2,600   PACCAR, Inc......................................       136
         800   PacifiCorp.......................................        18

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      (a)600   Palm Harbor Homes, Inc...........................  $     26
      (a)300   Parametric Technology Co.........................         8
         670   Patriot American Hospitality, Inc. REIT..........        16
    (a)4,900   Patterson Energy, Inc............................        48
    (a)1,100   Payless ShoeSource, Inc..........................        81
      53,200   Peco Energy Co...................................     1,553
       9,500   Pennzoil Co......................................       481
       1,200   Peoples Energy Corp..............................        46
      30,700   PepsiCo, Inc.....................................     1,264
       2,300   Perkin-Elmer Corp................................       143
      37,400   Pfizer, Inc......................................     4,065
       3,400   PG&E Corp........................................       107
       1,300   Pharmacia & Upjohn, Inc..........................        60
      91,900   Philip Morris Cos., Inc..........................     3,619
       3,400   Phillips-Van Heusen Corp.........................        50
       2,700   Pier 1 Imports, Inc..............................        64
       9,600   Pinnacle West Capital Corp.......................       432
    (a)1,700   Platinum Technology, Inc.........................        49
    (a)1,100   PMC-Sierra, Inc..................................        52
       2,700   Polaroid Corp....................................        96
    (a)1,600   Policy Management Systems Corp...................        63
       7,200   PP&L Resources, Inc..............................       163
    (a)1,900   Premiere Technologies, Inc.......................        16
      (a)700   Primark Corp.....................................        22
    (a)5,200   Prime Hospitality Corp...........................        91
      45,500   Procter & Gamble Co..............................     4,143
    (a)1,700   Profitt's Inc....................................        69
         300   Progressive Corp.................................        42
    (a)2,690   Promus Company, Inc..............................       104
       2,100   Protective Life Corp.............................        77
       2,100   Provident Companies, Inc.........................        72
       3,800   Providian Financial Corp.........................       299
       3,800   Public Service Co. of New Mexico.................        86
      10,000   Public Service Enterprise Group, Inc.............       344
       8,800   Pulte Corp.......................................       263
    (a)3,100   Quintiles Transnational Corp.....................       152
    (a)3,000   Quorum Health Group, Inc.........................        80
    (a)3,400   R & B Falcon Corp................................        77
       3,400   Ralston-Ralston Purina Group.....................       397
      12,400   Raychem Corp.....................................       367
       3,800   Rayonier, Inc....................................       175
       5,300   Raytheon Co., `B'................................       313
       3,700   Readers Digest Association, Inc., `A'............       100
    (a)3,800   Reebok International Ltd.........................       105
       3,700   Regis Corp.......................................       109
       8,600   Reliastar Financial Corp.........................       413
       5,800   Republic New York Corp...........................       365
       2,100   Resource Bancshares Mortgage Group, Inc..........        39
      (a)800   Rexall Sundown, Inc..............................        28
       3,100   Reynolds & Reynolds Co. `A'......................        56
    (a)3,200   Rio Hotel & Casino, Inc..........................        60
    (a)2,900   Robert Half International, Inc...................       162
       4,100   Rochester Gas & Electric Corp....................       131
       4,700   Rockwell International Corp......................       226
       2,700   Rohm & Haas Co...................................       281
       3,700   Rollins Truck Leasing Corp.......................        46
    (a)2,300   Romac International, Inc.........................        70
       2,200   Roper Industries, Inc............................        57
       2,000   Ross Stores, Inc.................................        86
    (a)5,400   Rowan Cos., Inc..................................       105


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                          GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
       3,400   Rubbermaid, Inc..................................  $    113
       2,700   Ruby Tuesday, Inc................................        42
    (a)1,300   Rural/Metro Corp.................................        17
       2,000   Russell Corp.....................................        60
       1,900   Ryder Systems, Inc...............................        60
       1,700   Ryland Group, Inc................................        45
       4,200   SAFECO Corp......................................       191
      (a)900   Sapient Corp.....................................        47
      20,300   Sara Lee Corp....................................     1,136
      20,398   SBC Communications, Inc..........................       816
       5,500   Schering-Plough Corp.............................       504
       4,600   Schlumberger Ltd.................................       314
         200   Schwab (Charles) Corp............................         7
       5,600   Scientific-Atlanta, Inc..........................       142
    (a)1,000   Seagate Technology, Inc..........................        24
    (a)1,200   Sealed Air Corp..................................        44
      15,400   Sears, Roebuck & Co..............................       940
    (a)7,368   Sempra Energy....................................       204
       2,100   Service Corp. International......................        90
       2,100   Shared Medical Systems Corp......................       154
    (a)1,600   Showbiz Pizza Time, Inc..........................        65
    (a)2,000   Siebel Systems, Inc..............................        65
    (a)4,000   Silicon Valley Bancshares........................       142
    (a)1,100   Smith International, Inc.........................        38
       2,700   Snap-On, Inc.....................................        98
      (a)800   Snyder Communications, Inc.......................        35
      (a)900   Sofamor Danek Group, Inc.........................        78
    (a)4,350   Sonic Corp.......................................        97
       4,750   Sonoco Products Co...............................       144
       2,500   Sotheby's Holdings, Inc. `A'.....................        56
      21,800   Southern Co......................................       604
       3,200   Southern New England Telecommunications Corp.....       210
         800   Southwest Airlines Co............................        24
         300   Springs Industries, Inc. `A'.....................        14
       3,900   Sprint Corp......................................       275
      (a)300   SPX Corp.........................................        19
       3,966   St. Paul Cos., Inc...............................       167
       1,400   St. John Knits, Inc..............................        54
    (a)1,100   St. Jude Medical, Inc............................        41
    (a)1,900   Staffmark, Inc...................................        70
      (a)900   Starbucks Corp...................................        48
       1,300   State Auto Financial Corp........................        41
       1,300   StateStreet Corp.................................        90
    (a)3,100   Station Casinos, Inc.............................        46
      (a)900   Steris Corp......................................        57
    (a)1,400   Sterling Commerce, Inc...........................        68
    (a)3,200   Sterling Software, Inc...........................        95
       2,900   Stewart Enterprises, Inc. `A'....................        77
    (a)1,200   Storage Technology Corp..........................        52
      (a)900   Stratus Computer, Inc............................        23
    (a)1,200   Suburban Lodges of America.......................        18
      (a)500   Suiza Foods Corp.................................        30
      28,800   Sun Co., Inc.....................................     1,118
   (a)15,400   Sun Microsystems, Inc............................       669
      12,000   SunAmerica, Inc..................................       689
       4,600   Suntrust Banks, Inc..............................       374
      13,700   SUPERVALU Inc....................................       608
       2,400   Superior Industries International................        68


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       1,700   Superior TeleCom, Inc............................  $     71
    (a)2,000   Sybron International Corp........................        51
    (a)3,800   Symantec Corp....................................        99
       1,300   Symbol Technologies, Inc.........................        49
    (a)1,700   Synopsys, Inc....................................        78
    (a)2,800   Systems & Computer Technology Corp...............        76
         700   Tandy Corp.......................................        37
       1,400   TCA Cable TV, Inc................................        84
    (a)1,000   Tech Data Corp...................................        43
       6,600   Tektronix, Inc...................................       233
      (a)200   Tele-Communications, Inc., `A'...................         8
   (a)11,132   Tele-Communications-TCI Ventures Group `A'.......       223
      (a)900   Tellabs, Inc.....................................        64
       2,400   Telxon Corp......................................        78
      (a)400   Tenet Healthcare Corp............................        13
       4,500   Tenneco, Inc.....................................       171
       5,200   Texaco, Inc......................................       310
       9,200   Texas Instruments, Inc...........................       536
      10,900   Texas Utilities Co...............................       454
       5,400   Textron, Inc.....................................       387
    (a)1,750   The Buckle, Inc..................................        52
         900   Thiokol Corp.....................................        42
      11,000   Thomas & Betts Corp..............................       542
      (a)200   3Com Corp........................................         6
    (a)2,800   360 Communications Co............................        90
       1,300   Tidewater, Inc...................................        43
       1,800   Tiffany & Co.....................................        86
       4,700   TIG Holdings, Inc................................       108
       3,800   Time Warner, Inc.................................       325
       5,200   Timken Co........................................       160
      16,200   TJX Companies, Inc...............................       391
      10,000   Torchmark Corp...................................       458
    (a)1,300   Total Renal Care Holdings, Inc...................        45
      (a)500   Toys `R' Us, Inc.................................        12
       3,800   Trans Financial, Inc.............................       218
      (a)900   Transactions Systems Architects, Inc.............        35
         900   Transatlantic Holdings, Inc......................        70
      32,100   Travelers, Inc...................................     1,946
    (a)1,500   Triad Guaranty, Inc..............................        51
         100   Tribune Co.......................................         7
      (a)400   Tricon Global Restaurants, Inc...................        13
    (a)1,900   Trigon Healthcare, Inc...........................        69
       5,100   Trinity Industries, Inc..........................       212
    (a)1,100   Triumph Group, Inc...............................        46
       7,600   Trustmark Corp...................................       167
       5,100   TRW, Inc.........................................       279
       3,000   Tupperware Corp..................................        84
      22,800   Tyco International Ltd...........................     1,436
      11,400   Unicom Corp......................................       400
       3,700   Union Carbide Corp...............................       197
       3,500   Union Pacific Corp...............................       154
         800   Union Pacific Resources Group, Inc...............        14
    (a)1,300   Uniphase Corp....................................        82
    (a)8,600   Unisys Corp......................................       243
       6,100   United Asset Management Co.......................       159
       2,200   United Illuminating Co...........................       111
    (a)1,100   United Stationers, Inc...........................        71
      14,800   United Technologies Corp.........................     1,369
       3,000   Universal Foods Corp.............................        67
    (a)2,300   Universal Health Services, Inc...................       134




    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                        GLOBAL EQUITY ALLOCATION FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
      (a)900   U.S. Airways Group, Inc..........................  $     71
       5,200   U.S. Bancorp.....................................       224
      (a)300   U.S. Filter Corp.................................         8
      (a)300   U.S. Foodservice, Inc............................        11
       1,700   U.S. Freightways Corp............................        56
       1,000   U.S. Industries, Inc.............................        25
       4,200   U.S. Surgical Corp...............................       192
   (a)11,200   U.S. West Communications Group...................       526
       1,900   U.S. West Media Group............................        83
       2,600   USG Corp.........................................       141
      23,300   UST, Inc.........................................       629
      18,900   USX-Marathon Group...............................       649
      31,400   USX-U.S. Steel Group, Inc........................     1,036
       4,400   UtliCorp United, Inc.............................       166
       2,100   Valspar Corp.....................................        83
    (a)3,200   Varco International, Inc.........................        63
    (a)1,300   Vencor, Inc......................................         9
       2,000   Ventas, Inc......................................        28
      (a)600   Veritas DGC, Inc.................................        30
    (a)3,600   Viacom, Inc., Class B............................       210
    (a)3,600   Viking Office Products, Inc......................       113
      (a)600   Visio Corp.......................................        29
    (a)1,900   Vitesse Semiconductor............................        59
      (a)480   Vlasic Foods International, Inc..................        10
       1,900   Vulcan Materials Co..............................       203
       2,500   Wabash National Corp.............................        64
      51,600   Wal-Mart Stores, Inc.............................     3,135
       1,100   Walgreen Co......................................        45
      15,200   Walt Disney Co...................................     1,597
      11,400   Warner-Lambert Co................................       791
       2,600   Washington Gas Light Co..........................        70
      10,500   Washington Mutual, Inc...........................       456
    (a)1,900   Waters Corp......................................       112
    (a)1,700   Watson Pharmaceuticals, Inc......................        79
       5,400   Webster Financial Corp...........................       180
       4,000   Wendy's International, Inc.......................        94
    (a)2,700   Western Digital Corp.............................        32
    (a)1,500   Westpoint Stevens, Inc...........................        50
       3,900   Weyerhaeuser Co..................................       180
       3,500   Whitman Corp.....................................        80
      (a)700   Whole Foods Market, Inc..........................        42
       2,800   Wicor, Inc.......................................        65
       2,100   Williams Cos., Inc...............................        71
      (a)500   Williams-Sonoma, Inc.............................        16
       1,200   Wolverine World Wide, Inc........................        26
    (a)6,900   Woolworth Corp...................................       132
    (a)8,300   Worldcom, Inc....................................       402
      (a)800   World Access, Inc................................        24
       3,600   Worthington Industries, Inc......................        54
    (a)8,400   W.R. Grace & Co..................................       143
       9,900   Xerox Corp.......................................     1,006
      (a)600   Yahoo!, Inc......................................        95
       3,100   York International Corp..........................       135
    (a)4,300   Zale Corp........................................       137
                                                                  --------
                                                                   223,557
                                                                  --------
TOTAL COMMON STOCKS (COST $396,708).............................   477,545
                                                                  --------


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
  AUSTRIA ( 0.1%)
    (a)5,528   Bank Austria AG..................................  $    449
      (a)300   Bank Austria AG..................................        14
      (a)200   EA-Generali AG...................................        40
                                                                  --------
                                                                       503
                                                                  --------
  GERMANY (0.2%)
    (a)1,076   SAP AG-Vorzug....................................       732
      (a)150   Volkswagen AG....................................       102
                                                                  --------
                                                                       834
                                                                  --------
  ITALY (0.0%)
   (a)81,550   Fiat S.p.A. (Privilegiate).......................       203
                                                                  --------
TOTAL PREFERRED STOCKS (COST $622)..............................     1,540
                                                                  --------
INVESTMENT COMPANIES (0.9%)
  UNITED STATES (0.9%)
  (g)381,900   Latin American Discovery Fund, Inc...............     3,628
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       831
  (g)124,800   Morgan Stanley Asia-Pacific Fund, Inc............       803
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $8,048)........................     5,262
                                                                  --------


      NO. OF
      RIGHTS
------------
RIGHTS (0.0%)
  GERMANY (0.0%)
    (a)9,200   Daimler-Benz AG..................................        10
    (a)5,557   Metro AG, expiring 7/24/98.......................        --
                                                                  --------
                                                                        10
                                                                  --------
  PORTUGAL (0.0%)
   (a)10,100   Banco Espirito Santo.............................        64
    (a)7,100   Banco Espirito Santo (Registered)................         5
                                                                  --------
                                                                        69
                                                                  --------
  SPAIN (0.0%)
    (a)8,610   Autopistas Concesionaria Espanola S.A., expiring
                 7/10/98........................................        --
                                                                  --------
  SWITZERLAND (0.0%)
    (a)3,850   Adecco S.A., expiring 7/15/98....................        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................        79
                                                                  --------


      NO. OF
    WARRANTS
------------
WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)5,623   Cie Generale des Eaux, expiring 5/2/01...........        11
        (a)5   Sodexho S.A., expiring 6/7/04....................         2
                                                                  --------
                                                                        13
                                                                  --------
  HONG KONG (0.0%)
    (a)8,950   Hong Kong and China Gas Co., Ltd., expiring
                 9/30/99........................................         1
    (a)8,400   Hysan Development Co., Ltd., expiring 4/30/99....        --
                                                                  --------
                                                                         1
                                                                  --------



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                          GLOBAL EQUITY ALLOCATION FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
    (a)2,891   La Rinascente S.p.A., expiring 12/31/99..........  $      6
      (a)913   La Rinascente S.p.A., expiring 12/31/99..........         1
    (a)7,210   Mediobanca S.p.A.................................        34
                                                                  --------
                                                                        41
                                                                  --------
TOTAL WARRANTS (COST $0)........................................        55
                                                                  --------





       FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
FRF       32   Casino Guichard Perrachon 4.50%, 7/12/01.........        26
          29   Sanofi S.A. 4.00%, 1/1/00........................        39
          53   Simco S.A. 3.25%, 1/1/06.........................        52
          25   Sodexho S.A. 6.00%, 6/7/04.......................         4
                                                                  --------
                                                                       121
                                                                  --------
  ITALY (0.0%)
ITL   18,504   Mediobanca S.p.A. 4.50%, 1/1/00..................        10
                                                                  --------
  PORTUGAL (0.0%)
$      3,403   Jeronimo Martins.................................        20
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $72).........................       151
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (81.3%) (COST $405,450).........   484,632
                                                                  --------
SHORT-TERM INVESTMENT (21.0%)
  REPURCHASE AGREEMENT (21.0%)
     125,328   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $125,347,
                 collateralized by $95,580 U.S. Treasury Bonds,
                 10.75%, due 8/15/05, valued at $128,255 (COST
                 $125,328)......................................   125,328
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (102.3%) (COST $530,778).........   609,960
                                                                  --------


      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
FOREIGN CURRENCY (0.3%)
AUD         2  Australian Dollar................................  $      1
ATS       231  Austrian Schilling...............................        18
GBP         1  British Pound....................................         2
CAD        28  Canadian Dollar..................................        19
FRF     1,844  French Franc.....................................       305
DEM        41  German Mark......................................        23
HKD       127  Hong Kong Dollar.................................        17
HUF     1,105  Hungarian Forint.................................         5
ITL 1,599,098  Italian Lira.....................................       900
JPY     8,624  Japanese Yen.....................................        62
NOK       101  Norwegian Krone..................................        13
PTE        65  Portuguese Escudo................................         1
KRW        73  South Korean Won.................................        --
ESP       186  Spanish Peseta...................................         1
SEK     1,099  Swedish Krona....................................       138
CHF         9  Swiss Franc......................................         6
THB     1,370  Thai Baht........................................        32
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $1,554)............................     1,543
                                                                  --------
TOTAL INVESTMENTS (102.6%) (COST $532,332)......................   611,503
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)...................   (15,423)
                                                                  --------
NET ASSETS (100%)...............................................  $596,080
                                                                  ========


---------------

(a)   --  Non-income producing security
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
NCS   --  Non Convertible Shares
REIT  --  Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.

                                 VAN KAMPEN
                        GLOBAL EQUITY ALLOCATION FUND

                      PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------
$         133  $     133      7/1/98   ITL     235,733  $     132      $      (1)
$         100        100      7/1/98   NLG         204        100             --
$         448        448      7/1/98   SEK       3,573        448             --
$          21         21      7/1/98   GBP          13         21             --
$          81         81      7/2/98   GBP          49         81             --
JPY     8,664         63      7/2/98   $            63         63             --
$          54         54      7/2/98   NLG         110         54             --
$         160        160      7/3/98   ITL     286,262        161              1
$         116        116      7/3/98   GBP          69        116             --
$          11         11      7/6/98   GBP           7         11             --
$          84         84      7/6/98   GBP          51         84             --
$       2,379      2,379      7/9/98   DEM       4,266      2,366            (13)
$       2,374      2,374      7/9/98   DEM       4,174      2,316            (58)
$      12,903     12,903      7/9/98   DEM      22,924     12,718           (185)
DEM     1,046        580      7/9/98   $           572        572             (8)
DEM    22,924     12,718      7/9/98   $        12,892     12,892            174
$       5,906      5,906     7/15/98   ITL  10,412,222      5,861            (45)
$       5,205      5,205     7/15/98   ITL   9,216,913      5,188            (17)
ITL 1,252,034        705     7/15/98   $           696        696             (9)
ITL 1,995,313      1,123     7/15/98   $         1,109      1,109            (14)
$         258        258     7/29/98   GBP         157        262              4
$      11,855     11,855     7/29/98   GBP       7,108     11,852             (3)
GBP     7,108     11,852     7/29/98   $        11,596     11,596           (256)
$         553        553     7/31/98   FRF       3,351        555              2
$       2,526      2,526      8/4/98   MYR      10,391      2,463            (63)
MYR     4,297      1,019      8/4/98   $           953        953            (66)
MYR     6,094      1,445      8/4/98   $         1,335      1,335           (110)
$       3,528      3,528      8/6/98   ITL   6,183,349      3,482            (46)
$       2,460      2,460     8/12/98   HKD      19,142      2,461              1
$       3,459      3,459     8/12/98   HKD      26,904      3,459             --
HKD    19,142      2,461     8/12/98   $         2,464      2,464              3
HKD    26,904      3,459     8/12/98   $         3,463      3,463              4
ITL   907,150        511     8/12/98   $           509        509             (2)
$      11,158     11,158     8/14/98   DEM      19,770     10,992           (166)
DEM    19,770     10,992     8/14/98   $        11,158     11,158            166
DEM       184        102     8/14/98   $           102        102             --
$       7,067      7,067     8/17/98   FRF      41,533      6,888           (179)
$      16,387     16,387     8/17/98   GBP      10,077     16,783            396
$       4,869      4,869     8/17/98   GBP       2,987      4,975            106
FRF    41,533      6,888     8/17/98   $         6,981      6,981             93
GBP     2,987      4,975     8/17/98   $         4,902      4,902            (73)
$       1,270      1,270     8/19/98   JPY     166,805      1,212            (58)
$       1,784      1,784     8/19/98   JPY     234,221      1,702            (82)
JPY   234,221      1,702     8/19/98   $         1,687      1,687            (15)
$         631        631     8/26/98   JPY      87,474        637              6
JPY    70,206        511     8/26/98   $           526        526             15
JPY    87,474        636     8/26/98   $           654        654             18
$           2          2     8/31/98   JPY         333          2             --
$       3,127      3,127     8/31/98   JPY     437,245      3,154             27
JPY   437,245      3,154     8/31/98   $         3,440      3,440            286
JPY       323          2     8/31/98   $             2          2             --
$          10         10     9/10/98   CAD          15         10             --
$       3,483      3,483     9/10/98   JPY     481,948      3,514             31
JPY   331,541      2,417     9/10/98   $         2,427      2,427             10
JPY   481,948      3,514     9/10/98   $         3,531      3,531             17



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                          GLOBAL EQUITY ALLOCATION FUND


                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------
JPY  898,977   $   6,554     9/10/98   $         6,220  $   6,220      $    (334)
$      5,055       5,055     9/14/98   DEM       9,100      5,069             14
$     10,350      10,350     9/16/98   FRF      62,412     10,368             18
DEM    9,916       5,524     9/18/98   $         5,542      5,542             18
JPY  828,783       6,053     9/21/98   $         6,088      6,088             35
JPY  615,727       4,502     9/28/98   $         4,505      4,505              3
JPY  106,298         777     9/28/98   $           754        754            (23)
DEM    9,911       5,526     10/2/98   $         5,542      5,542             16
DEM    9,856       5,500    10/16/98   $         5,542      5,542             42
CAD    1,630       1,110    10/19/98   $         1,112      1,112              2
JPY  690,663       5,065    10/19/98   $         4,870      4,870           (195)
               ---------                                ---------          -----
               $ 231,247                                $ 230,734      $    (513)
               =========                                =========      =========


--------------------------------------------------------------------------------
FUTURES CONTRACTS: At June 30, 1998, the Portfolio had futures contracts open:


                                                                  UNREALIZED
                                        AGGREGATE                APPRECIATION
                          NUMBER OF    FACE VALUE   EXPIRATION  (DEPRECIATION)
                          CONTRACTS       (000)        DATE          (000)
                        -------------  -----------  ----------  ---------------
PURCHASES:
DAX Index                   29         DEM  9,004     Sep-98       $     471
CAC 40 Index               130         FRF 17,873     Sep-98             476
FTSE 100 Index             175         GBP 17,174     Sep-98            (291)
MIB 30 Index                64         ITL 12,016     Sep-98             280
S&P 500 Index               55         $   15,813     Sep-98             (92)
SALES:
TOPIX Index                 25         JPY  2,118     Sep-98             (89)
Toronto Index                8         CAD  1,073     Sep-98             (31)
                                                                   ---------
                                                                   $     724
                                                                   =========


---------------
CAD   --  Canadian Dollar
FRF   --  French Franc
DEM   --  German Mark
GBP   --  British Pound
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
NLG   --  Netherlands Guilder
SEK   --  Swedish Krona

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)



                                                                      VALUE     PERCENT OF
INDUSTRY                                                              (000)     NET ASSETS
--------                                                            ---------  -------------
Finance...........................................................  $ 120,588     20.2%
Consumer Products.................................................    106,881     17.9
Services..........................................................     85,785     14.4
Capital Goods & Equipment.........................................     71,102     11.9
Energy............................................................     49,310      8.3
Materials.........................................................     32,151      5.4
Multi-Industry....................................................      6,517      1.1
Technology........................................................      5,854      1.0
Investment Companies..............................................      5,263      0.9
Gold Mines........................................................      1,181      0.2
                                                                    ---------     ----
                                                                    $ 484,632     81.3%
                                                                    =========     ====




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998


      FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------
FIXED INCOME SECURITIES (93.3%)
  AUSTRALIAN DOLLAR (7.1%)
    GOVERNMENT BONDS
 AUD    200   Government of Australia 12.00%, 11/15/01.........  $  149
        200   Government of Australia 10.00%, 2/15/06..........     158
                                                                 ------
                                                                    307
                                                                 ------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
        200   Federal National Mortgage Association 6.50%,
                7/10/02........................................     127
        180   Federal National Mortgage Association 6.375%,
                8/15/07........................................     116
                                                                 ------
                                                                    243
                                                                 ------
  TOTAL AUSTRALIAN DOLLAR......................................     550
                                                                 ------
  BRITISH POUND (7.4%)
    GOVERNMENT BOND
 GBP    290   United Kingdom 8.50%, 7/16/07....................     570
                                                                 ------
  CANADIAN DOLLAR (4.4%)
    GOVERNMENT BONDS
 CAD    330   Government of Canada 8.75%, 12/1/05..............     270
         80   Government of Canada 8.00%, 6/1/23...............      73
                                                                 ------
                                                                    343
                                                                 ------
  DANISH KRONE (4.9%)
    GOVERNMENT BONDS
 DKK    800   Kingdom of Denmark 9.00%, 11/15/00...............     128
      1,500   Kingdom of Denmark 8.00%, 5/15/03................     250
                                                                 ------
                                                                    378
                                                                 ------
  FRENCH FRANC (3.5%)
    GOVERNMENT BOND
FRF   1,400   Government of France 7.25%, 4/25/06..............     270
                                                                 ------
  GERMAN MARK (20.2%)
    GOVERNMENT BONDS
  DEM   500   Deutschland Republic, 6.50%, 10/14/05............     308
        200   Deutschland Republic, 6.00%, 1/4/07..............     120
        200   Deutschland Republic, 6.25%, 1/4/24..............     125
        450   German Unity Bond 8.00%, 1/21/02.................     279
        810   Treuhandanstalt 7.50%, 9/9/04....................     519
                                                                 ------
                                                                  1,351
                                                                 ------
    CORPORATE BONDS
        150   KFW International Finance, Inc. 7.50%, 1/24/00...      87
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................     121
                                                                 ------
                                                                    208
                                                                 ------
  TOTAL GERMAN MARK............................................   1,559
                                                                 ------

      FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------
  ITALIAN LIRA (7.1%)
    GOVERNMENT BONDS
ITL 400,000   Buoni Poliennali Del Tesoro 10.00%, 8/1/03.......  $  278
    150,000   Buoni Poliennali Del Tesoro 9.50%, 1/1/05........     106
    230,000   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     166
                                                                 ------
  TOTAL ITALIAN LIRA...........................................     550
                                                                 ------
  JAPANESE YEN (5.2%)
    EUROBONDS
JPY  27,000   Japan Development Bank 6.50%, 9/20/01............     230
     20,000   World Bank 4.75%, 12/20/04.......................     175
                                                                 ------
  TOTAL JAPANESE YEN...........................................     405
                                                                 ------
  SWEDISH KRONA (5.4%)
    GOVERNMENT BOND
SEK   3,100   Swedish Government 6.00%, 2/9/05.................     415
                                                                 ------
  UNITED STATES DOLLAR (28.1%)
    U.S. TREASURY BONDS
$       400   8.125%, 8/15/19..................................     516
        300   6.25%, 8/15/23...................................     321
         40   7.625%, 2/15/25..................................      51
                                                                 ------
                                                                    888
                                                                 ------
    U.S. TREASURY NOTES
      1,000   7.25%, 5/15/04...................................   1,085
        201   3.625%, 1/15/08..................................     199
                                                                 ------
                                                                  1,284
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   2,172
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $7,162)....................   7,212
                                                                 ------
SHORT-TERM INVESTMENT (5.1%)
  REPURCHASE AGREEMENT (5.1%)
    UNITED STATES DOLLAR
        390   Chase Securities, Inc., 5.40%, dated 6/30/98 due
                7/1/98, to be repurchased at $390,
                collateralized by $305 U.S. Treasury Bonds,
                8.125%, due 5/15/21, valued at $400 (COST
                $390)..........................................     390
                                                                 ------
TOTAL INVESTMENTS IN SECURITIES (98.4%) (COST $7,552)..........   7,602
                                                                 ------
FOREIGN CURRENCY (0.1%)
ITL      40   Italian Lira.....................................      --
JPY     713   Japanese Yen.....................................       5
                                                                 ------
TOTAL FOREIGN CURRENCY (COST $5)...............................       5
                                                                 ------
TOTAL INVESTMENTS (98.5%) (COST $7,557)........................   7,607
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)...................     119
                                                                 ------
NET ASSETS (100%)..............................................  $7,726
                                                                 ======



    The accompanying notes are an integral part of the financial statements.

                                  VAN KAMPEN
                           GLOBAL FIXED INCOME FUND

                       PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
DEM        450  $    250     7/13/98   $         255  $     255      $       5
DEM       115         64     7/13/98   $          65         65              1
SEK     1,040        130     7/14/98   $         137        137              7
$         269        269     7/16/98   JPY    37,000        268             (1)
$          38         38     7/17/98   CAD        55         37             (1)
$          20         20     7/17/98   CAD        30         20             --
CAD       200        136     7/17/98   $         136        136             --
ATS       500        310     7/21/98   $         312        312              2
ATS       240        149     7/21/98   $         147        147             (2)
               ---------                              ---------      ---------
               $   1,366                              $   1,377      $      11
               =========                              =========      =========


---------------
ATS   --  Austrian Schilling
CAD   --  Canadian Dollar
DEM   --  German Mark
DKK   --  Danish Krone
FRF   --  French Franc
JPY   --  Japanese Yen
SEK   --  Swedish Krona


    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998


     FACE                                                         AMORTIZED
    AMOUNT                                                             COST
     (000)                                                            (000)
---------------------------------------------------------------------------
U.S. TREASURY & AGENCY OBLIGATIONS (78.9%)
  FEDERAL HOME LOAN MORTGAGE ASSOCIATION DISCOUNT NOTES
  (71.8%)
$    5,650   5.45%, 8/7/98....................................    $ 5,618
    15,000   5.46%, 4/21/99...................................     14,993
    20,000   5.42%, 9/4/98....................................     19,804
                                                                  -------
                                                                   40,415
                                                                  -------
  FEDERAL FARM CREDIT BANK (3.5%)
     2,000   5.50%, 4/1/99....................................      1,999
                                                                  -------
  U.S. TREASURY NOTES (3.6%)
     2,000   5.875%, 1/31/99..................................      2,005
                                                                  -------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (COST $44,419).......     44,419
                                                                  -------
VARIABLE RATE OBLIGATIONS (4.4%)
  FEDERAL HOME LOAN BANK (4.4%)
     2,500   5.43%, 8/18/98 (COST $2,500).....................      2,500
                                                                  -------
SHORT-TERM INVESTMENT (16.7%)
  REPURCHASE AGREEMENT (16.7%)
     9,398   J.P. Morgan Securities, Inc., 5.50%, dated
               6/30/98, due 7/1/98, to be repurchased at
               $9,399, collateralized by $9,623 U.S. Treasury
               Notes, 5.375%, 6/30/00, valued at $9,811 (COST
               $9,398)........................................      9,398
                                                                  -------
TOTAL INVESTMENTS (100.0%) (COST $56,317).....................     56,317
OTHER LIABILITIES IN EXCESS OF ASSETS (0.0%)..................        (15)
                                                                  -------
NET ASSETS (100%).............................................    $56,302
                                                                  =======


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998


     FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
CORPORATE BONDS AND NOTES (69.9%)
  AEROSPACE & DEFENSE (2.0%)
$   (e)200   Jet Equipment Trust, Series C-1, 11.79%,
               6/15/13........................................  $   272
    (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
               11/1/14........................................      406
                                                                -------
                                                                    678
                                                                -------
  BROADCAST--RADIO & TELEVISION (6.3%)
    (e)300   AMSC Acquisition Co., Units 12.25%, 4/1/08.......      282
       530   Lenfest Communications 8.375%, 11/1/05...........      563
       350   Paramount Communications 8.25%, 8/1/22...........      370
        60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
       650   Rogers Communications, Inc. 8.875%, 7/15/07......      654
    (n)335   TCI Satellite Entertainment 0.00%, 2/15/07.......      226
                                                                -------
                                                                  2,156
                                                                -------
  BUILDING MATERIALS & COMPONENTS (1.4%)
       490   American Standard Cos., Inc. 7.375%, 2/1/08......      481
                                                                -------
  CAPITAL GOODS/CONSTRUCTION (1.6%)
       540   Murrin Murrin Holdings 9.375%, 8/31/07...........      532
                                                                -------
  CHEMICALS (1.8%)
       600   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      626
                                                                -------
  COMPUTERS (0.9%)
       275   Advanced Micro Devices 11.00%, 8/1/03............      291
                                                                -------
  DIVERSIFIED (1.1%)
       375   Kmart Funding Corp. 8.80%, 7/1/10................      388
                                                                -------
  ELECTRICAL EQUIPMENT (1.8%)
       360   AES Corp. 8.50%, 11/1/07.........................      365
    (e)325   Hyundai Semiconductor 8.625%, 5/15/07............      252
                                                                -------
                                                                    617
                                                                -------
  ENERGY (1.9%)
       325   Quezon Power Ltd. 8.86%, 6/15/17.................      274
       380   Snyder Oil Corp. 8.75%, 6/15/07..................      384
                                                                -------
                                                                    658
                                                                -------
  ENTERTAINMENT & LEISURE (1.2%)
       400   Musicland Group, Inc. 9.875%, 3/15/08............      398
                                                                -------
  ENVIRONMENTAL CONTROLS (2.0%)
    (n)600   Norcal Waste Systems 13.50%, 11/15/05............      690
                                                                -------
  FINANCE (3.9%)
       410   CSC Holdings, Inc. 9.875%, 5/15/06...............      450
       275   CSC Holdings, Inc. 7.875%, 12/15/07..............      290
    (e)190   Flag Ltd. 8.25%, 1/30/08.........................      192
  (e,n)180   Fuji JGB Investments LLC 9.87%, 12/31/49.........      160
  (e,n)235   SB Treasury Co. LLC 9.40%, 12/29/49..............      234
                                                                -------
                                                                  1,326
                                                                -------
  FINANCIAL SERVICES (2.5%)
    (e)100   CEX Holdings, Inc. 9.625%, 6/1/08................      101
       150   HMC Acquisition Properties 9.00%, 12/15/07.......      165
    (n)425   PTC International Finance BV 0.00%, 7/1/07.......      292
       140   Pindo Deli Fin Mauritius 10.75%, 10/1/07.........       97
       225   Western Financial Bank 8.875%, 8/1/07............      211
                                                                -------
                                                                    866
                                                                -------
  FOOD (0.7%)
        94   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....       98
    (e)150   Smithfield Foods, Inc. 7.625%, 2/15/08...........      150
                                                                -------
                                                                    248
                                                                -------


     FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  FOOD SERVICE & LODGING (1.0%)
$      335   Host Marriott Travel Plaza, `B', 9.50%,
               5/15/05........................................  $   357
                                                                -------
  FOREST PRODUCTS & PAPER (1.4%)
       215   Asia Pulp & Paper Co., Ltd. 12.00%, 2/15/04......      150
       305   SD Warren Co., Series B, 12.00%, 12/15/04........      338
                                                                -------
                                                                    488
                                                                -------
  GAMING & LODGING (2.4%)
       445   Grand Casinos, Inc. 10.125%, 12/1/03.............      481
       320   Station Casinos, Inc. 10.125%, 3/15/06...........      357
                                                                -------
                                                                    838
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (5.1%)
        30   Columbia/HCA Healthcare, 8.125%, 8/4/03..........       31
       540   Columbia/HCA Healthcare, 6.91%, 6/15/05..........      522
       275   Columbia/HCA Healthcare, 7.69%, 6/15/25..........      264
       920   Tenet Healthcare Corp. 8.625%, 1/15/07...........      949
                                                                -------
                                                                  1,766
                                                                -------
  MULTI-INDUSTRY (9.1%)
    (e)150   AST Research, Inc. 7.45%, 10/1/02................      124
       410   Comcast Cellular Holdings 9.50%, 5/1/07..........      427
       210   Globalstar LP/Capital 11.375%, 2/15/04...........      204
       275   Hermes Europe Railtel BV 11.50%, 8/15/07.........      311
    (e)200   Hylsa SA de CV 9.25%, 9/15/07....................      188
       235   Multicanal S.A. 10.50%, 2/1/07...................      235
       325   Navistar Financial Corp., Series B, 9.00%,
               6/1/02.........................................      340
       355   Outdoor Systems, Inc., 8.875%, 6/15/07...........      370
    (e)240   RBS Participacoes S.A. 11.00%, 4/1/07............      217
    (e)200   Samsonite Corp. 10.75%, 6/15/08..................      199
       325   TV Azteca S.A. de CV, Series B 10.50%, 2/15/07...      327
    (e)200   Vencor, Inc. 9.875%, 5/1/05......................      197
                                                                -------
                                                                  3,139
                                                                -------
  PAPER (1.5%)
       500   Indah Kiat Financial Mauritius 10.00%, 7/1/07....      355
    (e)170   Norampac, Inc. 9.50%, 2/1/08.....................      173
                                                                -------
                                                                    528
                                                                -------
  PERSONAL CARE PRODUCTS (0.8%)
       260   Revlon Consumer Products 8.125%, 2/1/06..........      260
                                                                -------
  RETAIL--GENERAL (2.9%)
       500   Fred Meyer, Inc. 7.375%, 3/1/05..................      503
       550   Southland Corp. 5.00%, 12/15/03..................      478
                                                                -------
                                                                    981
                                                                -------
  SERVICES (0.7%)
       255   CB Richard Ellis Service 8.875%, 6/1/06..........      253
                                                                -------
  TECHNOLOGY (0.2%)
  (e,n)160   Rhythms Netconnections 0.00%, 5/15/08............       78
                                                                -------
  TELECOMMUNICATIONS (15.0%)
    (e)145   American Cellular Corp. 10.50%, 5/15/08..........      146
    (n)190   Dial Call Communications, Series B, 0.00%,
               12/15/05.......................................      188
  (e,n)255   Dolphin Telecommunication plc 0.00%, 6/1/08......      145
    (e)200   Globo Communications 10.50%, 12/20/06............      182
    (e)195   IXC Communications, Inc. 9.00%, 4/15/08..........      195
    (n)810   Intermedia Communications, Series B, 0.00%,
               7/15/07........................................      591
       100   Iridium LLC/Capital Corp., Series A 13.00%,
               7/15/05........................................      107
    (e)150   Lenfest Communications 7.625%, 2/15/08...........      154
    (e)155   Level 3 Communications, Inc. 9.125%, 5/1/08......      150



    The accompanying notes are an integral part of the financial statements.

                                  VAN KAMPEN
                        HIGH YIELD & TOTAL RETURN FUND

                       PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998


     FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  TELECOMMUNICATIONS (CONT.)
$ (e,n)425   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....  $   260
    (n)440   Nextel Communications 0.00%, 8/15/04.............      427
    (n)900   Nextel Communications 0.00%, 9/15/07.............      603
    (n)400   Occidente Y Caribe 0.00%, 3/15/04................      348
    (e)195   Onepoint Communications Corp., 14.50%, 6/1/08....      183
       215   Philippine Long Distance Telephone 7.85%,
               3/6/07.........................................      193
    (e)260   Primus Telecommunications Group 9.875%, 5/15/08..      255
       100   Qwest Communications International, Series B,
               10.875%, 4/1/07................................      115
  (e,n)150   Qwest Communications International 0.00%,
               2/1/08.........................................      108
    (n)155   RCN Corp. 0.00%, 10/15/07........................      100
    (n)370   RCN Corp 0.00%, 2/15/08..........................      225
        17   RSL Communications plc 12.25%, 11/15/06..........       19
    (e)115   RSL Communications plc 9.125%, 3/1/08............      112
       150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      147
     (e)55   Satelites Mexicanos S.A. 10.125%, 11/1/04........       53
    (e)180   Total Access Communications 2.00%, 5/31/06.......      140
                                                                -------
                                                                  5,146
                                                                -------
  UTILITIES (0.7%)
        65   Korea Electric Power 7.75%, 4/1/13...............       48
        90   Niagara Mohawk Power `G' 7.75%, 10/1/08..........       92
    (n)163   Niagara Mohawk Power `H' 0.00%, 7/1/10...........      112
                                                                -------
                                                                    252
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $24,029)................   24,041
                                                                -------
ASSET BACKED SECURITIES (4.8%)
  AEROSPACE & DEFENSE (0.5%)
       175   Aircraft Lease Portfolio Securitization Ltd.,
               Series 1996-1, Class D 12.75%, 6/15/06.........      174
                                                                -------
  FINANCIAL SERVICES (4.3%)
    (e)241   CA FM Lease Trust 8.50%, 7/15/17.................      253
    (e)235   Commercial Financial Services, Inc., Series
               1997-5, Class A1 7.72%, 6/15/05................      237
  (e,h)315   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
               Class S, IO, 1.64%, 11/12/21...................       25
       150   DR Securitized Lease Trust, Series 1993-K1, Class
               A2 7.43%, 8/15/18..............................      139
       471   DR Securitized Lease Trust, Series 1994-K1, Class
               A1, 7.60%, 8/15/07.............................      466
       100   DR Securitized Lease Trust, Series 1994-K1, Class
               A2, 8.375%, 8/15/15............................      100
    (e)122   First Home Mortgage Acceptance Corp., Series
               1996-B, Class C, 7.93%, 11/1/18................      110
    (e)167   Long Beach Acceptance Auto Grantor Trust 1997-1,
               Class B, 14.22%, 10/26/03......................      166
                                                                -------
                                                                  1,496
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,578)...................    1,670
                                                                -------
FOREIGN GOVERNMENT BONDS (1.2%)
  BONDS (1.2%)
     (n)90   Republic of Argentina BOCON, Series 2, PIK,
               0.00%, 9/1/02..................................      110
    (h)328   Republic of Argentina, Series L, Floating Rate,
               6.625%, 3/31/05................................      290
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $394)....................      400
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------
PREFERRED STOCKS (3.5%)
  ENTERTAINMENT AND LEISURE (2.5%)
       773   Time Warner, Inc., Series M, 10.25%..............  $   860
                                                                -------
  TELECOMMUNICATIONS (0.3%)
  (e)1,000   Concentric Network Corp., 13.50%.................      100
         4   IXC Communications, Inc. PIK 9.50%...............        5
                                                                -------
                                                                    105
                                                                -------
  MULTI-INDUSTRY ( 0.7%)
     2,150   Sinclair Capital, 11.625%........................      238
                                                                -------
TOTAL PREFERRED STOCKS (COST $1,123)..........................    1,203
                                                                -------




    NO. OF
     UNITS
----------
UNITS (0.3%)
  TELECOMMUNICATIONS (0.3%)
  (e,n)170   Viatel, Inc, 0.00%, 4/15/08 (COST $108)..........      102
                                                                -------


    NO. OF
  WARRANTS
----------
WARRANTS (0.1%)
  TELECOMMUNICATIONS (0.1%)
  (a,e)100   Concentric Network Corp., expiring 12/15/07......       --
  (a,e)210   Globalstar Telecom, expiring 2/15/04.............       26
(a,e)1,600   Occidente Y Caribe, expiring 3/15/04.............       --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       26
                                                                -------




      FACE
    AMOUNT
     (000)
----------
SHORT-TERM INVESTMENTS (18.7%)
  DISCOUNT NOTES (14.5%)
$    1,000   Federal Home Mortgage Corp., 5.46%, 7/10/98......      999
     2,000   Federal Home Mortgage Corp., 5.43%, 7/14/98......    1,996
     2,000   Federal Home Mortgage Corp., 5.45%, 7/20/98......    1,994
                                                                -------
                                                                  4,989
                                                                -------
  REPURCHASE AGREEMENT (4.2%)
     1,424   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $1,424,
               collateralized by $885 U.S. Treasury Bonds,
               11.25%, due 2/15/15, valued at $1,455..........    1,424
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $6,413)....................    6,413
                                                                -------
TOTAL INVESTMENTS (98.5%) (COST $33,645)......................   33,855
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)..................      523
                                                                -------
NET ASSETS (100%).............................................  $34,378
                                                                =======


---------------
(a)   --  Non-income producing security
(e)   --  144A Security -- Certain conditions for public sale may exist.
(h)   --  Variable/Floating rate securities -- rate disclosed is as of June 30,
          1998.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.



    The accompanying notes are an integral part of the financial statements.

                                  VAN KAMPEN
                        HIGH YIELD & TOTAL RETURN FUND

                       PORTFOLIO OF INVESTMENTS (CONT.)
                                JUNE 30, 1998

                 SUMMARY OF SECURITIES BY COUNTRY (UNAUDITED)


                                                 VALUE      PERCENT OF
COUNTRY                                          (000)      NET ASSETS
---------------------------------------------- ----------  -------------
United States................................. $   28,038         81.5%
Canada........................................      1,035          3.0
Argentina.....................................        635          1.9
Netherlands...................................        603          1.8
Mexico........................................        568          1.6
Australia.....................................        533          1.5
Philippines...................................        467          1.4
Brazil........................................        399          1.2
Indonesia.....................................        355          1.0
Colombia......................................        348          1.0
Korea.........................................        300          0.9
Bermuda.......................................        192          0.6
United Kingdom................................        145          0.4
Thailand......................................        140          0.4
Mauritius.....................................         97          0.3
                                               ----------         ----
                                               $   33,855         98.5%
                                               ==========         ====




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND


                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1998




                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
COMMON STOCKS (85.8%)
  AUSTRALIA (1.2%)
    35,000   Australia & New Zealand Banking Group Ltd........  $    242
     9,150   Brambles Industries Ltd..........................       180
    18,600   Commonwealth Bank of Australia...................       217
     6,200   Lend Lease Corp. Ltd.............................       125
    14,500   National Australia Bank Ltd......................       191
    40,240   News Corp., Ltd..................................       329
    33,200   Seven Network Ltd................................       100
   112,500   Telstra Corp., Ltd...............................       289
                                                                --------
                                                                   1,673
                                                                --------
  AUSTRIA (0.6%)
    12,000   Boehler-Udderholm AG.............................       793
                                                                --------
  BELGIUM (0.6%)
    14,430   G.I.B. Holdings Ltd..............................       814
                                                                --------
  DENMARK (3.5%)
    56,900   BG Bank A/S......................................     3,527
    12,500   Unidanmark A/S `A' (Registered)..................     1,124
                                                                --------
                                                                   4,651
                                                                --------
  FINLAND (4.9%)
    11,500   Huhtamaki Oyj `I'................................       658
     6,675   Kone Oyj `B'.....................................       937
   113,900   Merita Ltd. `A'..................................       752
    32,399   Metra Oyj `B'....................................     1,064
    19,800   Partek Oyj Abp...................................       343
    77,900   Rautaruukki Oyj..................................       597
    11,450   Sampo Insurance Co., Ltd., Class A...............       543
    40,050   The Rauma Group..................................       822
    50,000   Valmet Oyj.......................................       863
                                                                --------
                                                                   6,579
                                                                --------
  FRANCE (8.9%)
     2,200   Alcatel Alsthom..................................       448
     1,139   Bongrain S.A.....................................       572
     6,642   Cie de Saint-Gobain..............................     1,231
    10,670   Elf Aquitaine S.A................................     1,500
    10,900   France Telecom S.A...............................       752
     5,300   Groupe Danone RFD................................     1,461
     8,700   Lafarge S.A......................................       899
    18,988   Legris Industries S.A............................       889
     7,770   Michelin (C.G.D.E.) `B'..........................       448
    10,400   Rhone-Poulenc S.A. `A'...........................       586
     4,600   Scor.............................................       292
  (a)8,400   SGS-Thomson Microelectronics N.V.................       595
    11,600   Total S.A. `B'...................................     1,508
     3,270   Union des Assurances Federales...................       515
    16,450   Usinor Sacilor...................................       254
                                                                --------
                                                                  11,950
                                                                --------
  GERMANY (10.8%)
    31,800   BASF AG..........................................     1,508
    19,900   Bayer AG.........................................     1,027
     8,300   Bayer Vereinsbank AG.............................       706
     2,660   Buderus AG.......................................     1,327
     2,780   Dyckerhoff AG....................................     1,107
    25,110   Gerresheimer Glas AG.............................       377
     6,000   Hornbach Holding AG..............................       551
    14,020   Metro AG.........................................       851


                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  (a)4,040   Philip Holzmann AG...............................  $    968
     6,260   Plettac AG.......................................       875
     2,320   Suedzucker AG....................................     1,411
    15,000   Veba AG..........................................     1,023
     1,790   Viag AG..........................................     1,211
     1,583   Volkswagen AG....................................     1,523
                                                                --------
                                                                  14,465
                                                                --------
  HONG KONG (0.7%)
    28,400   CLP Holdings Ltd.................................       129
   134,600   Hong Kong & China Gas Co., Ltd...................       153
     5,500   Hong Kong & Shanghai Bank Holdings plc...........       135
    55,500   Hong Kong Electric Holdings Ltd..................       172
    63,200   Hong Kong Telecommunications Ltd.................       119
    22,600   Hutchison Whampoa Ltd............................       119
    49,000   Li & Fung Ltd....................................        79
    25,000   Television Broadcasting Ltd......................        66
                                                                --------
                                                                     972
                                                                --------
  ITALY (3.7%)
   275,000   Magneti Marelli S.p.A............................       604
    55,400   Marzotto (Gaetano) & Figli S.p.A.................       845
   111,600   Mediaset S.p.A...................................       712
   255,800   Sogefi S.p.A.....................................       857
   388,224   Telecom Italia S.p.A.............................     1,880
                                                                --------
                                                                   4,898
                                                                --------
  JAPAN (11.8%)
    47,000   Amada Co., Ltd...................................       229
     4,000   Autobacs Seven Co., Ltd..........................       115
    21,000   Canon, Inc.......................................       477
    31,000   Casio Computer Co., Ltd..........................       288
    21,000   Dai Nippon Printing Co., Ltd.....................       336
    85,000   Daicel Chemical Industries Ltd...................       180
    45,000   Daifuku Co., Ltd.................................       168
    41,000   Daikin Industries Ltd............................       264
     4,100   Family Mart......................................       156
    17,000   Fuji Machine Manufacturing Co....................       451
    13,000   Fuji Photo Film Co...............................       453
    28,000   Fujitec Co., Ltd.................................       170
    49,000   Fujitsu Ltd......................................       516
    68,000   Furukawa Electric................................       229
    14,000   Hitachi Credit Corp..............................       236
    72,000   Hitachi Ltd......................................       470
    13,000   Inabata & Co.....................................        40
    50,000   Kaneka Corp......................................       263
    17,000   Kurita Water Industries..........................       201
     7,700   Kyocera Corp.....................................       377
    18,000   Kyudenko Co., Ltd................................       118
    18,000   Lintec Corp......................................       157
    32,000   Matsushita Electric Industrial Co., Ltd..........       515
    92,000   Mitsubishi Chemical Corp.........................       167
    26,000   Mitsubishi Estate Co., Ltd.......................       229
    85,000   Mitsubishi Heavy Industries Ltd..................       321
    22,000   Mitsumi Electric Co., Ltd........................       389
     8,000   Murata Manufacturing Co., Inc....................       260
    51,000   NEC Corp.........................................       476
    23,000   Nifco, Inc.......................................       182
     6,000   Nintendo Corp., Ltd..............................       556
     1,000   Nippon Pillar Packing............................         4
        56   Nippon Telephone & Telegraph Corp................       465




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            INTERNATIONAL MAGNUM FUND


                        PORTFOLIO OF INVESTMENTS (CONT.)

                                  JUNE 30, 1998



                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  JAPAN (CONT.)
   101,000   Nissan Motor Co., Ltd............................  $    318
    17,000   Nissha Printing Co., Ltd.........................       104
     9,000   Ono Pharmaceutical Co., Ltd......................       215
    45,000   Ricoh Co., Ltd...................................       474
    12,000   Rinnai...........................................       182
     9,000   Sangetsu Co., Ltd................................       116
    21,000   Sankyo Co., Ltd..................................       479
    30,000   Sanwa Shutter Corp...............................       132
    28,000   Sekisui Chemical Co..............................       143
    22,000   Sekisui House Ltd................................       171
     6,000   Shimamura Co., Ltd...............................       162
    38,000   Shin-Etsu Polymer Co., Ltd.......................       153
     6,900   Sony Corp........................................       595
    12,000   Sumitomo Marine & Fire Insurance Co..............        67
    28,000   Suzuki Motor Co., Ltd............................       254
     7,000   TDK Corp.........................................       518
    12,000   Tokyo Electron Ltd...............................       368
   117,000   Toshiba Corp.....................................       479
    19,000   Toyota Motor Corp................................       492
    67,000   Tsubakimoto Chain Co.............................       225
    23,000   Yamaha Corp......................................       224
    22,000   Yamanuchi Pharmaceutical Co......................       459
                                                                --------
                                                                  15,788
                                                                --------
  MALAYSIA (0.1%)
     5,000   Carlsberg Brewery Malaysia Bhd...................        15
    25,000   Guiness Anchor Bhd...............................        27
     8,000   Nestle Bhd.......................................        36
     7,600   Rothmans of Pall Mall Bhd........................        53
                                                                --------
                                                                     131
                                                                --------
  NETHERLANDS (4.4%)
    29,600   ABN Amro Holding N.V.............................       693
     6,300   Akzo Nobel N.V...................................     1,401
    28,943   ING Groep N.V....................................     1,896
     2,400   Koninklijke Bijenkorf Beheer.....................       168
    34,900   Koninklijke KNP BT N.V...........................       901
     9,600   Phillips Electronics N.V.........................       808
                                                                --------
                                                                   5,867
                                                                --------
  NEW ZEALAND (0.1%)
    56,000   AMP NZ Office Trust..............................        26
     1,840   Fletcher Challenge Forests.......................         1
     4,000   Telecom Corp. of New Zealand Ltd. IR.............         9
     8,800   Telecom Corp. of New Zealand Ltd.................        36
                                                                --------
                                                                      72
                                                                --------
  NORWAY (1.1%)
    67,800   Saga Petroleum ASA `B'...........................       960
    15,600   Sparebanken NOR..................................       448
                                                                --------
                                                                   1,408
                                                                --------
  SINGAPORE (0.2%)
  (a)6,200   Creative Technology Ltd..........................        75
    45,000   NatSteel Ltd.....................................        75
    21,000   United Overseas Bank Ltd. (Foreign)..............        65
    23,000   Venture Manufacturing Ltd........................        44
                                                                --------
                                                                     259
                                                                --------


                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  SPAIN (3.5%)
    27,800   Banco Bilbao Vizcaya, S.A. (Registered)..........  $  1,427
   100,100   Iberdrola S.A....................................     1,625
    13,050   Telefonica de Espana.............................       603
  (a)1,386   Telefonica de Espana.............................        64
    69,100   Uralita S.A......................................       985
                                                                --------
                                                                   4,704
                                                                --------
  SWEDEN (6.1%)
    31,700   Autoliv Inc., Swedish Depository Receipt.........     1,013
    27,600   BT Industries AB.................................       557
    41,600   Esselte AB `B'...................................       965
     1,810   Fastighets AB Balder.............................        18
   214,900   Nordbanken Holding AB............................     1,576
    16,300   Pharmicia & Upjohn, Inc. Depository Shares.......       750
    56,300   PLM AB...........................................       889
     2,200   S.K.F. AB `B'....................................        40
    20,300   Spectra-Physics AB `A'...........................       325
    40,200   Svedala Industries AB............................       932
    23,500   Svenska Handelsbanken `A'........................     1,090
                                                                --------
                                                                   8,155
                                                                --------
  SWITZERLAND (6.8%)
        30   Ascom Holding AG (Bearer)........................        56
       470   Bobst AG (Bearer)................................       865
       824   Cie Financiere Richemont AG, Class A.............     1,079
     1,910   Forbo Holding AG (Registered)....................       973
     1,245   Holderbank Financiere Glarus AG `B' (Bearer).....     1,585
       970   Nestle S.A. (Registered).........................     2,077
        80   Schindler Holding AG (Participating
               Certificates)..................................       122
       434   Schindler Holding AG (Registered)................       673
       830   Schweizerische Industrie-Gesellschaft Holding AG
               (Registered)...................................       676
     3,530   Valora Holding AG (Registered)...................       932
                                                                --------
                                                                   9,038
                                                                --------
  UNITED KINGDOM (16.8%)
   327,000   Aegis Group plc..................................       530
    50,689   Bank of Ireland..................................     1,040
    69,762   Bank of Scotland.................................       782
   195,611   BG plc...........................................     1,132
    85,500   British Telecommunications plc...................     1,057
   134,988   BTR plc, Class B.................................       383
   101,100   Bunzl plc........................................       474
    67,450   Burmah Castrol plc...............................     1,205
    55,100   Capital Radio plc................................       654
   134,100   Charter plc......................................     1,401
    28,375   Commercial Union plc.............................       530
       700   Danka Business Systems plc.......................         2
    48,983   Diageo plc.......................................       581
   104,900   Glynwed International plc........................       432
    66,700   Great Universal Stores plc.......................       880
    25,200   Halma plc........................................        52
   148,200   Imperial Tobacco Group plc.......................     1,094
    38,898   John Mowlem & Co. plc............................        94
    78,425   Lonrho Africa plc................................       368
 (a)58,425   Lonrho Africa plc................................        70
   320,700   Medeva plc.......................................       910
    29,500   Peninsular & Oriental Steam Navigation Co........       425
   126,000   Premier Farnell plc..............................       640
 1,804,100   Premier Oil plc..................................     1,273


    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            INTERNATIONAL MAGNUM FUND


                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998



                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    84,768   Reckitt & Colman plc.............................  $  1,619
    14,500   RMC Group plc....................................       252
    98,882   Royal & Sun Alliance Insurance Group plc.........     1,023
   347,300   Scapa Group plc..................................     1,102
   107,100   SIG plc..........................................       402
    36,350   Tate & Lyle plc..................................       288
    33,600   Unilever plc.....................................       358
    35,500   Westminster Health Care Holdings plc.............       189
   204,100   WPP Group plc....................................     1,339
                                                                --------
                                                                  22,581
                                                                --------
TOTAL COMMON STOCKS (COST $104,799)...........................   114,798
                                                                --------


      FACE
    AMOUNT
     (000)
----------
CONVERTIBLE DEBENTURE (0.0%)
  NEW ZEALAND (0.0%)
$    (a)56   AMP Office Trust, 7.50%, 6/30/03 (COST $33)......        25
                                                                --------

    NO. OF
    RIGHTS
----------
RIGHTS (0.0%)
  GERMANY (0.0%)
 (a)14,020   Metro AG (COST $0)...............................         1
                                                                --------


    NO. OF
  WARRANTS
----------
WARRANTS (0.0%)
  HONG KONG (0.0%)
  (a)5,300   Hong Kong and China Gas Co., Ltd. (expiring
               9/30/99) (COST $0).............................        --
                                                                --------
TOTAL FOREIGN SECURITIES (85.8%) (COST $104,832)..............   114,824
                                                                --------


     FACE
    AMOUNT                                                         VALUE
     (000)                                                         (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (14.0%)
  REPURCHASE AGREEMENT (14.0%)
$   18,731   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $18,734,
               collateralized by $18,690 U.S. Treasury Notes,
               5.625%, due 2/15/06, valued at $19,163 (COST
               $18,731).......................................  $ 18,731
                                                                --------
TOTAL INVESTMENTS IN SECURITIES (99.8%) (COST $123,563).......   133,555
                                                                --------
FOREIGN CURRENCY (0.5%)
BEF    491   Belgian Franc....................................        13
GBP    116   British Pound....................................       193
DKK      1   Danish Krone.....................................        --
FIM    718   Finnish Marka....................................       131
FRF    657   French Franc.....................................       109
DEM     52   German Mark......................................        29
HKD    672   Hong Kong Dollar.................................        87
ITL 71,350   Italian Lira.....................................        40
JPY  9,579   Japanese Yen.....................................        69
MYR      8   Malaysian Ringgit................................         2
NZD      3   New Zealand Dollar...............................         2
SGD      2   Singapore Dollar.................................         1
ESP     73   Spanish Peseta...................................        --
CHF     35   Swiss Franc......................................        23
                                                                --------
TOTAL FOREIGN CURRENCY (COST $698)............................       699
                                                                --------
TOTAL INVESTMENTS (100.3%) (COST $124,261)....................   134,254
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%).................      (376)
                                                                --------
NET ASSETS (100%).............................................  $133,878
                                                                ========



---------------
(a)   --  Non-income producing security
RFD   --  Ranked for Dividend




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            INTERNATIONAL MAGNUM FUND


                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ------------  ---------  -----------------
$          62  $      62      7/1/98   FIM      343  $      62      $      --
$          76         76      7/1/98   DEM      138         76             --
$         112        112      7/1/98   SEK      895        112             --
$          15         15      7/2/98   MYR       64         15             --
BEF       491         13      7/2/98   $         13         13             --
HKD       619         80      7/2/98   $         80         80             --
ITL    71,336         40      7/2/98   $         40         40             --
$         295        295      7/7/98   SGD      503        298              3
SGD       503        298      7/7/98   $        285        285            (13)
DEM     1,714        951     7/14/98   $        942        942             (9)
$       1,647      1,647     7/16/98   JPY  226,434      1,638             (9)
JPY   226,434      1,638     7/16/98   $      1,768      1,768            130
CHF     1,286        850     7/21/98   $        868        868             18
$       2,513      2,513     7/29/98   JPY  344,961      2,500            (13)
JPY   344,961      2,500     7/29/98   $      2,685      2,685            185
DEM     1,714        953     8/14/98   $        972        972             19
$         301        301     8/19/98   JPY   41,135        299             (2)
JPY   259,357      1,885     8/19/98   $      1,962      1,962             77
JPY   320,073      2,334     9/10/98   $      2,343      2,343              9
DEM       317        177     9/14/98   $        176        176             (1)
DEM     1,323        737     9/14/98   $        734        734             (3)
JPY   376,055      2,749     9/28/98   $      2,761      2,761             12
JPY   506,990      3,722    10/26/98   $      3,587      3,587           (135)
               ---------                             ---------          -----
               $  23,948                             $  24,216      $     268
               =========                             =========      =========


---------------
BEF   --  Belgian Franc
CHF   --  Swiss Franc
DEM   --  German Mark
FIM   --  Finnish Markka
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
SEK   --  Swedish Krona
SGD   --  Singapore Dollars


--------------------------------------------------------------------------------


      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)


                                                MARKET     PERCENT OF
INDUSTRY                                         VALUE     NET ASSETS
---------------------------------------------- ---------  -------------
Capital Equipment............................. $  28,326         21.2%
Consumer Goods................................    23,891         17.8
Finance.......................................    19,770         14.8
Materials.....................................    17,121         12.8
Services......................................    11,767          8.8
Energy........................................     8,400          6.3
Multi-Industry................................     5,549          4.1
                                               ---------         ----
                                               $ 114,824         85.8%
                                               =========         ====



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND


                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998


                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------
COMMON STOCKS (65.6%)
  ARGENTINA (9.6%)
         125,350   Telecom Argentina S.A. ADR.......................  $ 3,737
         105,508   Telefonica de Argentina ADR......................    3,423
          27,410   YPF ADR..........................................      824
                                                                      -------
                                                                        7,984
                                                                      -------
  BRAZIL (15.1%)
          48,643   CEMIG ADR........................................    1,506
          (e)835   CEMIG ADR........................................       26
          49,950   CVRD ADR.........................................    1,056
    (a)2,289,172   Companhia de Electricidade do Estado do Rio de
                     Janeiro........................................    1,128
         201,955   Copel............................................    1,886
       (e)31,925   Coteminas ADR....................................      435
      (a)600,500   Iven.............................................      301
     (a,e)10,410   Lojas Arapua ADR.................................        6
       (e)44,275   Petrobras ADR....................................      826
         187,805   Rossi Residencial S.A. GDS.......................      939
       (e)60,287   Rossi Residencial S.A............................      301
          26,491   Telebras ADR.....................................    2,892
          43,762   Unibanco GDR.....................................    1,291
                                                                      -------
                                                                       12,593
                                                                      -------
  CHILE (6.9%)
           5,440   Banco Edwards ADR................................       77
          10,475   Banco Santander ADR..............................      135
          10,060   Banco Santiago ADR...............................      168
          35,150   CCU ADR..........................................      743
          66,060   Chilectra ADR....................................    1,404
          19,606   Cia Telecom ADR..................................      398
          24,110   D & S ADR........................................      362
          64,153   Empressa Nacional de Electricidad S.A. ADR.......      914
          30,245   Enersis S.A. ADR.................................      739
           9,460   Gener ADR........................................      173
          32,200   Quinenco ADR.....................................      290
          28,582   Santa Isabel S.A. ADR............................      314
                                                                      -------
                                                                        5,717
                                                                      -------
  COLOMBIA (0.7%)
             575   BanColombia......................................        1
          60,609   Bavaria..........................................      354
         110,584   Valores Bavaria SA...............................      190
                                                                      -------
                                                                          545
                                                                      -------
  MEXICO (33.3%)
      (a)466,867   Banacci `B'......................................      909
      (a)166,310   Banacci `L'......................................      268
       2,801,313   Bancomer `B'.....................................    1,044
          92,140   Carso `A1'.......................................      379
          70,254   Cemex `B' ADR....................................      620
         588,061   Cemex `CPO'......................................    2,204
          16,110   Cemex ADR........................................      121
         152,600   Cemex S.A. de C.V. `B'...........................      673
         520,115   Cifra `B'........................................      773
          75,850   Cifra `C'........................................      105
           3,522   Cifra ADR........................................       52
          58,253   FEMSA ADR........................................    1,835
      (a)138,292   FEMSA............................................    4,307
          64,630   Groupo Modelo `C'................................      543
         205,270   Grupo Industrial Bimbo S.A. de CV `A'............      406
         574,974   Kimberly `A'.....................................    2,030
         461,233   Soriana `B'......................................    1,324


                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------
         126,698   Telemex ADR......................................  $ 6,089
      (a)100,258   Televisa CPO ADR.................................    3,772
          27,190   TV Azteca ADR....................................      294
                                                                      -------
                                                                       27,748
                                                                      -------
TOTAL COMMON STOCKS (COST $62,319)..................................   54,587
                                                                      -------
PREFERRED STOCKS (29.5%)
  BRAZIL (NON-VOTING STOCKS) (29.5%)
  (a,d)8,115,000   Banco Nacional...................................       --
     126,469,735   CEMIG............................................    3,937
       9,617,022   CRT..............................................   10,486
          18,500   CVRD.............................................      368
       (a)44,859   Centrais Geradoras do Sul do Brasil S.A..........       61
       1,689,000   Cia Cimento Portland Itau........................      299
       2,492,000   Coteminas........................................      679
       2,961,000   Encorpar ADR.....................................        7
      64,912,167   Gerdau...........................................      898
           8,000   Globex Utilidades S.A............................       69
   (a)19,195,300   Lojas Arapua S.A.................................       12
      21,326,700   Lojas Renner S.A.................................      627
       (a)11,891   TELESP Class B...................................      987
      48,604,783   Telebras.........................................    5,287
       (a)14,670   Telerj Celular S.A...............................      863
       (a)31,997   Vale Do Rio Doce ADR.............................       --
                                                                      -------
TOTAL PREFERRED STOCKS (COST $30,177)...............................   24,580
                                                                      -------
TOTAL FOREIGN SECURITIES (95.1%) (COST $92,496).....................   79,167
                                                                      -------


            FACE
          AMOUNT
           (000)
----------------
SHORT-TERM INVESTMENT (3.3%)
  REPURCHASE AGREEMENT (3.3%)
$          2,772   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $2,772,
                     collateralized by $1,725 U.S. Treasury Bonds,
                     11.25%, due 2/15/15, valued at $2,836 (COST
                     $2,772)........................................    2,772
                                                                      -------
TOTAL INVESTMENT IN SECURITIES (98.4%) (COST $95,268)...............   81,939
                                                                      -------
FOREIGN CURRENCY (1.4%)
   ARP       482   Argentine Peso...................................      482
   BRL       267   Brazilian Real...................................      231
   COP     6,920   Colombian Peso...................................        5
   MXP     3,465   Mexican Peso.....................................      385
   PSS         3   Peruvian New Sol.................................        1
   VEB    10,387   Venezuelan Bolivar...............................       19
                                                                      -------
TOTAL FOREIGN CURRENCY (COST $1,126)................................    1,123
                                                                      -------
TOTAL INVESTMENTS (99.8%) (COST $96,394)............................   83,062
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)........................      160
                                                                      -------
NET ASSETS (100%)...................................................  $83,222
                                                                      =======



---------------
(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements
(e)   --  144A Security--certain conditions for public sale may exist
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               LATIN AMERICAN FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:




 CURRENCY                                 IN EXCHANGE                  NET UNREALIZED
TO DELIVER     VALUE      SETTLEMENT          FOR           VALUE        GAIN (LOSS)
  (000)        (000)         DATE            (000)          (000)           (000)
----------     -----     -------------  ---------------     -----     -----------------
MXP 2,158    $     240        7/1/98       $     240      $     240       $      --


---------------
MXP   --  Mexican Peso

--------------------------------------------------------------------------------


      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)


                                                     VALUE     PERCENT OF
INDUSTRY                                             (000)     NET ASSETS
-------------------------------------------------  ---------  -------------
Services.........................................  $  41,509         49.9%
Energy...........................................     13,424         16.1
Consumer Goods...................................     11,891         14.3
Materials........................................      6,239          7.5
Finance..........................................      5,134          6.2
Multi-Industry...................................        970          1.1
                                                   ---------         ----
                                                   $  79,167         95.1%
                                                   =========         ====



    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND


                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998



    FACE                                                       AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.2%)
  FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES (4.2%)
$   5,000   5.46%, 4/21/99 (COST $4,998).....................  $  4,998
                                                               --------
COMMERCIAL PAPER (47.2%)
  AUTOMOBILES (5.8%)
    4,000   Daimler-Benz 5.57%, 8/12/98......................     3,974
    3,000   Ford Motor Credit Corp. 5.48%, 7/16/98...........     2,993
                                                               --------
                                                                  6,967
                                                               --------
  CONSUMER STAPLES (7.8%)
    3,000   Eastman Kodak Co. 5.55%, 8/25/98.................     2,975
    3,000   H.J. Heinz Co. 5.49%, 7/22/98....................     2,990
    3,300   Monsanto Co. 5.50%, 7/9/98.......................     3,296
                                                               --------
                                                                  9,261
                                                               --------
  FINANCIAL SERVICES (11.6%)
    3,000   American Express Credit Corp. 5.51%, 8/28/98.....     2,973
    3,000   General Electric 5.50%, 9/15/98..................     2,965
    2,000   International Lease Finance 5.54%, 7/16/98.......     1,995
    3,000   Merrill Lynch 5.54%, 7/30/98.....................     2,987
    3,000   Metlife Funding 5.54%, 9/9/98....................     2,968
                                                               --------
                                                                 13,888
                                                               --------
  SPECIAL PURPOSE ENTITY (7.5%)
    3,000   Atlantic Asset Security 5.54%, 7/10/98...........     2,996
    3,000   Citation Capital 5.55%, 7/27/98..................     2,988
    3,000   Greenwich Funding 5.53%, 7/20/98.................     2,991
                                                               --------
                                                                  8,975
                                                               --------
  TELECOMMUNICATIONS (2.0%)
    2,340   SBC Communication 5.50%, 8/6/98..................     2,327
                                                               --------
  U.S. BANKS (5.0%)
    3,000   Bank of America 5.52%, 8/21/98...................     2,977
    3,000   J.P. Morgan & Co. 5.47%, 7/16/98.................     2,993
                                                               --------
                                                                  5,970
                                                               --------
  UTILITIES (2.5%)
    3,000   National Rural 5.50%, 8/7/98.....................     2,983
                                                               --------
  INSURANCE (5.0%)
    3,000   General RE Insurance 5.51%, 9/3/98...............     2,971
    3,000   USAA Capital Corp. 5.47%, 7/10/98................     2,996
                                                               --------
                                                                  5,967
                                                               --------
TOTAL COMMERCIAL PAPER (COST $56,338)........................    56,338
                                                               --------

    FACE                                                       AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (25.1%)
  NON U.S. BANKS (10.0%)
$   3,000   Canadian Imperial Bank (Yankee) 5.94%, 10/23/98..  $  3,000
    3,000   Credit Agricole (Yankee) 5.66%, 3/29/99..........     2,998
    2,000   National Westminster Bank 5.53%, 8/5/98..........     2,000
    4,000   Swiss Bank, New York 5.83%, 12/16/98.............     3,999
                                                               --------
                                                                 11,997
                                                               --------
  U.S. BANKS (10.0%)
    1,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.65%,
              3/22/99........................................     1,000
    2,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.75%,
              3/31/99........................................     1,999
    3,000   Bank of Austria, New York (Yankee) 5.74%,
              4/26/99........................................     2,999
    3,000   Bank of Montreal, Chicago (Yankee) 5.80%,
              11/6/98........................................     2,999
 (h)3,000   Societe Generale Bank, New York (Yankee) 5.59%,
              1/19/99........................................     2,999
                                                               --------
                                                                 11,996
                                                               --------
  FOREIGN BONDS (5.1%)
 (h)3,000   Bayerische Landesbank 5.52%, 6/29/99.............     2,998
 (h)3,000   Royal Bank of Canada, New York 5.53%, 6/29/99....     2,998
                                                               --------
                                                                  5,996
                                                               --------
TOTAL CERTIFICATES OF DEPOSIT (COST $29,989).................    29,989
                                                               --------
CORPORATE FLOATING RATE NOTES (6.7%)
  BANKS (4.2%)
 (h)3,000   Banc One, Dayton 5.84%, 8/21/98..................     3,000
 (h)2,000   First Union National Bank 5.79%, 5/17/99.........     2,000
                                                               --------
                                                                  5,000
                                                               --------
  TECHNOLOGY (2.5%)
 (h)3,000   IBM Credit Corp. 5.66%, 11/20/98.................     3,000
                                                               --------
TOTAL CORPORATE FLOATING RATE NOTES (COST $8,000)............     8,000
                                                               --------
REPURCHASE AGREEMENT (16.4%)
   19,615   J.P. Morgan Securities, Inc., 5.50%, dated
              6/30/98, due 7/1/98, to be repurchased at
              $19,618, collateralized by U.S. Treasury Notes,
              5.375%, 6/30/00, valued at $20,048 (COST
              $19,615).......................................    19,615
                                                               --------
TOTAL INVESTMENTS (99.6%) (COST $118,940)....................   118,940
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).................       436
                                                               --------
NET ASSETS (100%)............................................  $119,376
                                                               ========



---------------
(h) -- Variable/floating rate security -- rate disclosed is as of June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998



                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
COMMON STOCKS (94.2%)
  DIVERSIFIED (7.5%)
      6,900   Capital Automotive REIT..........................  $    98
      1,400   Crescent Real Estate Equities Co. REIT...........       47
     41,400   Pacific Gulf Properties, Inc. REIT...............      895
     26,800   Pennsylvania Real Estate Investment Trust........      595
     11,100   Vornado Realty Trust.............................      440
  (a)45,351   Wellsford Properties, Inc........................      641
                                                                 -------
                                                                   2,716
                                                                 -------
  LAND (0.2%)
  (a)45,224   Atlantic Gulf Communities Corp...................       93
                                                                 -------
  LODGING/RESORTS (8.5%)
  (a)18,800   Capstar Hotel Co.................................      526
  (a)34,400   Host Marriott Corp...............................      613
  (a)12,200   John Q. Hammons Hotels, Inc......................       86
     34,251   Starwood Lodging Trust REIT......................    1,655
  (a)13,000   Station Casinos, Inc.............................      191
                                                                 -------
                                                                   3,071
                                                                 -------
  OFFICE/INDUSTRIAL (37.2%)
    INDUSTRIAL (2.4%)
      8,200   Meridian Industrial Trust REIT...................      189
     41,200   Prime Group Realty Trust.........................      705
                                                                 -------
                                                                     894
                                                                 -------
    OFFICE/INDUSTRIAL MIXED (3.5%)
      6,500   Bedford Property Investors, Inc. REIT............      119
     19,100   Reckson Associates Realty Corporation REIT.......      451
      3,056   Reckson Service Industries, Inc..................       10
     17,500   Spieker Properties, Inc. REIT....................      678
                                                                 -------
                                                                   1,258
                                                                 -------
    OFFICE (31.3%)
     70,800   Arden Realty Group, Inc..........................    1,832
(e,d)37,100   Beacon Capital Partners, Inc.....................      742
     60,766   Brandywine Realty Trust REIT.....................    1,360
     99,700   Brookfield Properties Corp.......................    1,372
     62,700   CarrAmerica Realty Corp. REIT....................    1,779
     43,706   Equity Office Properties Trust REIT..............    1,240
     48,000   Great Lakes Inc. REIT............................      837
     17,600   Kilroy Realty Corp. REIT.........................      440
     16,300   Mack-Cali Realty Corp............................      560
     28,600   SL Green Realty Corp.............................      644
     25,200   Trizec Hahn Corp.................................      540
                                                                 -------
                                                                  11,346
                                                                 -------
TOTAL OFFICE/INDUSTRIAL........................................   13,498
                                                                 -------
RESIDENTIAL (19.5%)
    APARTMENTS (13.8%)
     38,300   Avalon Bay Communities, Inc. REIT................    1,455
      2,300   Charles E. Smith Residential Realty, Inc.........       74
     10,800   Equity Residential Properties Trust..............      512
     40,000   Essex Property Trust, Inc. REIT..................    1,240
     19,900   Irvine Apartment Communities, Inc. REIT..........      576
     47,032   Security Capital Atlantic, Inc...................    1,050
      3,700   Security Capital Pacific Trust REIT..............       83
                                                                 -------
                                                                   4,990
                                                                 -------




                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
    MANUFACTURED HOMES (5.7%)
     63,148   Chateau Communities, Inc. REIT...................  $ 1,815
      3,300   Manufactured Home Communities, Inc. REIT.........       80
      5,300   Sun Communities, Inc.............................      176
                                                                 -------
                                                                   2,071
                                                                 -------
TOTAL RESIDENTIAL..............................................    7,061
                                                                 -------
RETAIL (17.0%)
    REGIONAL MALLS (7.1%)
     18,100   CBL & Associates Properties, Inc. REIT...........      439
    103,000   Taubman Center, Inc. REIT........................    1,468
     21,500   Urban Shopping Centers, Inc. REIT................      677
                                                                 -------
                                                                   2,584
                                                                 -------
    STRIP CENTERS (9.9%)
     79,600   Burnham Pacific Property Trust REIT..............    1,129
     61,000   Federal Realty Investment Trust REIT.............    1,468
     22,200   Pan Pacific Retail Properties, Inc. REIT.........      430
        200   Ramco-Gershenson Properties Trust REIT...........        4
     21,700   Regency Realty Corp. REIT........................      545
                                                                 -------
                                                                   3,576
                                                                 -------
TOTAL RETAIL...................................................    6,160
                                                                 -------
SELF STORAGE (4.3%)
      9,379   PS Business Parks, Inc. `A' REIT.................      220
     25,788   PS Business Parks, Inc...........................      606
     11,100   Public Storage, Inc. REIT........................      311
     15,300   Shurgard Storage Centers, Inc. `A' REIT..........      425
                                                                 -------
TOTAL SELF STORAGE.............................................    1,562
                                                                 -------
TOTAL COMMON STOCKS (COST $34,037).............................   34,161
                                                                 -------
PREFERRED STOCKS (0.7%)
    LAND (0.3%)
 (a,f)5,829   Atlantic Gulf Communities Corp...................       41
 (a,f)8,207   Atlantic Gulf Communities Corp...................       57
                                                                 -------
                                                                      98
                                                                 -------
RETAIL (0.4%)
    STRIP CENTER (0.4%)
      5,500   First Washington Realty Trust, Inc. `A'..........      159
                                                                 -------
TOTAL PREFERRED STOCKS (COST $294).............................      257
                                                                 -------


       FACE
     AMOUNT
      (000)
-----------
CONVERTIBLE BONDS (0.6%)
  OFFICE/INDUSTRIAL (0.6%)
$    (a)224   Brookfield Properties Corp. 6.00%, 2/14/07
                (COST $173)....................................      220
                                                                 -------


     NO. OF
   WARRANTS
-----------
WARRANTS (0.0%)
  LAND (0.0%)
 (a,f)9,609   Atlantic Gulf Communities Corp., Class A,
                expiring 6/23/04...............................        5
 (a,f)9,609   Atlantic Gulf Communities Corp., Class B,
                expiring 6/23/04...............................        5
 (a,f)9,609   Atlantic Gulf Communities Corp., Class C,
                expiring 6/23/04...............................        5
                                                                 -------
TOTAL WARRANTS (COST $0).......................................       15
                                                                 -------





    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              U.S. REAL ESTATE FUND


                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998




      FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$       537   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                7/1/98, to be repurchased at $537,
                collateralized by $335, U.S. Treasury Bonds,
                11.25%, due 2/15/15, valued at $551 (COST
                $537)..........................................  $   537
                                                                 -------
TOTAL INVESTMENTS (97.0%) (COST $35,041).......................   35,190
OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)...................    1,067
                                                                 -------
NET ASSETS (100%)..............................................  $36,257
                                                                 =======


---------------
(a)   --  Non-income producing security
(e)   --  144A Security--certain conditions for public sale may exist.
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1998 was $113 or 0.31% of net assets (Total cost $140).
REIT  --  Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998



                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
COMMON STOCKS (86.0%)
  CAPITAL EQUIPMENT (22.9%)
    CHEMICALS--DIVERSIFIED (3.4%)
          29,700   Dow Chemical Co..................................  $  2,872
          40,710   Du Pont (EI) de Nemours Co.......................     3,038
          31,560   Rohm & Haas Co...................................     3,280
          52,000   The Lubrizol Corp................................     1,573
                                                                      --------
                                                                        10,763
                                                                      --------
    CONSTRUCTION & HOUSING (1.5%)
         110,420   Owens Corning....................................     4,507
                                                                      --------
    ELECTRICAL & ELECTRONICS (0.8%)
          64,400   Electronic Data Systems Corp.....................     2,576
                                                                      --------
    ELECTRIC UTILITIES (1.2%)
          53,580   DTE Energy Co....................................     2,163
          54,690   Entergy Corp.....................................     1,572
                                                                      --------
                                                                         3,735
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.5%)
       (a)76,560   Arrow Electronics, Inc...........................     1,665
          51,300   Avnet, Inc.......................................     2,806
          96,110   Tektronix, Inc...................................     3,400
                                                                      --------
                                                                         7,871
                                                                      --------
    HEALTHCARE--MEDICAL DEVICE (1.5%)
          83,330   Beckman Coulter, Inc.............................     4,854
                                                                      --------
    INDUSTRIAL COMPONENTS (2.0%)
         106,990   Aeroquip-Vickers, Inc............................     6,245
                                                                      --------
    MACHINERY & ENGINEERING (7.4%)
         158,300   Case Corp........................................     7,638
          37,900   Caterpillar, Inc.................................     2,004
         106,700   Cummins Engine...................................     5,468
             300   Deere & Co.......................................        16
         115,660   Harnischfeger Industries, Inc....................     3,275
          65,950   Kennametal, Inc..................................     2,753
          56,725   Parker-Hannifin Corp.............................     2,163
                                                                      --------
                                                                        23,317
                                                                      --------
    MANUFACTURING (2.0%)
          20,000   Eaton Corp.......................................     1,555
       (a)31,510   FMC Corp.........................................     2,148
          51,670   Tecumseh Products Co. `A'........................     2,729
                                                                      --------
                                                                         6,432
                                                                      --------
    PROFESSIONAL SERVICES (0.6%)
         175,470   Olsten Corp......................................     1,963
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    72,263
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.1%)
    AUTOMOBILES (9.6%)
          56,690   Dana Corp........................................     3,033
         157,930   Ford Motor Co....................................     9,318
         127,180   General Motors Corp..............................     8,497
          95,900   Goodyear Tire & Rubber Co........................     6,180
          57,860   TRW, Inc.........................................     3,161
                                                                      --------
                                                                        30,189
                                                                      --------
    CONSUMER SERVICES (0.4%)
          32,970   Standard Register Co.............................     1,166
                                                                      --------


                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    COMPUTERS/SOFTWARE (3.5%)
          76,900   International Business Machines Corp.............  $  8,829
       (a)86,300   Stratus Computer, Inc............................     2,184
                                                                      --------
                                                                        11,013
                                                                      --------
    CONSUMER PRODUCTS--MISCELLANEOUS (0.5%)
          59,910   Tupperware Corp..................................     1,685
                                                                      --------
    HEALTHCARE SUPPLIES & SERVICES (3.2%)
         112,070   Columbia HCA/Healthcare Corp.....................     3,264
      (a)127,400   Foundation Health Systems `A'....................     3,360
          34,410   Mallinckrodt, Inc................................     1,022
       (a)60,310   Maxicare Health Plans, Inc.......................       407
       (a)51,100   Tenet Healthcare Corp............................     1,597
       (a)20,900   Vencor, Inc......................................       151
          16,600   Ventas, Inc......................................       229
                                                                      --------
                                                                        10,030
                                                                      --------
    RETAIL--GENERAL (0.7%)
      (a)118,100   Venator Group, Inc...............................     2,259
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (4.5%)
          93,420   Dillards, Inc. `A'...............................     3,871
       (a)39,310   Federated Department Stores......................     2,115
          59,300   Sears, Roebuck & Co..............................     3,621
      (a)191,640   Toys `R' Us, Inc.................................     4,516
                                                                      --------
                                                                        14,123
                                                                      --------
    TEXTILES & APPAREL (2.8%)
          63,230   Russell Corp.....................................     1,909
          48,520   Springs Industries, Inc. `A'.....................     2,238
          90,940   VF Corp..........................................     4,683
                                                                      --------
                                                                         8,830
                                                                      --------
    TOBACCO (2.9%)
         143,240   Philip Morris Cos., Inc..........................     5,640
         153,340   RJR Nabisco Holdings Corp........................     3,642
                                                                      --------
                                                                         9,282
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    88,577
                                                                      --------
  ENERGY (4.4%)
    ELECTRIC--INTEGRATED (1.4%)
          32,970   Cinergy Corp.....................................     1,154
          27,400   Duke Power Co....................................     1,623
          43,340   GPU, Inc.........................................     1,639
                                                                      --------
                                                                         4,416
                                                                      --------
    OIL & GAS (3.0%)
       (a)83,000   Nabors Industries, Inc...........................     1,645
          49,660   Phillips Petroleum Co............................     2,393
          75,070   Ultramar Diamond Shamrock Corp...................     2,369
         103,400   YPF ADR..........................................     3,108
                                                                      --------
                                                                         9,515
                                                                      --------
  TOTAL ENERGY......................................................    13,931
                                                                      --------
  FINANCE (18.9%)
    BANKING (4.9%)
         108,840   Chase Manhattan Corp.............................     8,218
          24,330   Citicorp.........................................     3,631




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                  JUNE 30, 1998



                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    BANKING (CONT.)
          14,050   Crestar Financial Corp...........................  $    767
          46,640   Republic New York Corp...........................     2,935
                                                                      --------
                                                                        15,551
                                                                      --------
    INSURANCE (4.8%)
          45,440   Allstate Corp....................................     4,161
          35,020   Hartford Financial Services Group................     4,006
          21,100   Loews Corp.......................................     1,838
         106,805   Old Republic International Corp..................     3,131
          46,850   Washington Mutual, Inc...........................     2,035
                                                                      --------
                                                                        15,171
                                                                      --------
    LIFE INSURANCE (1.0%)
          46,040   American General Corp............................     3,277
                                                                      --------
    LIFE/HEALTH INSURANCE (1.5%)
          69,200   CIGNA Corp.......................................     4,775
                                                                      --------
    REINSURANCE (2.9%)
          78,710   Everest Reinsurance Holdings, Inc................     3,025
          71,980   Reliastar Financial Corp.........................     3,455
          32,965   Transatlantic Holdings, Inc......................     2,549
                                                                      --------
                                                                         9,029
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (3.8%)
          57,100   Banc One Corp....................................     3,187
         112,889   First Union Corp. (N.C.).........................     6,576
          30,600   NationsBank Corp.................................     2,341
                                                                      --------
                                                                        12,104
                                                                      --------
  TOTAL FINANCE.....................................................    59,907
                                                                      --------
  MATERIALS (6.3%)
    CHEMICALS (4.1%)
          44,400   Air Products & Chemicals, Inc....................     1,776
          40,130   British Petroleum ADR............................     3,541
          36,110   Cabot Corp.......................................     1,167
          75,230   Great Lakes Chemical Corp........................     2,967
          73,200   IMC Global, Inc..................................     2,205
       (a)87,400   W.R. Grace & Co..................................     1,491
                                                                      --------
                                                                        13,147
                                                                      --------
    ENERGY (1.0%)
          40,610   Atlantic Richfield Co............................     3,173
                                                                      --------
    FOREST PRODUCTS & PAPER (0.4%)
          41,820   Westvaco Corp....................................     1,181
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    METALS--STEEL (0.8%)
          89,700   Inland Steel Industries, Inc.....................  $  2,528
                                                                      --------
  TOTAL MATERIALS...................................................    20,029
                                                                      --------
  SERVICES (5.4%)
    FOOD--MISCELLANEOUS (1.4%)
          78,410   IBP, Inc.........................................     1,421
         138,820   Universal Foods Corp.............................     3,080
                                                                      --------
                                                                         4,501
                                                                      --------
    TELECOMMUNICATIONS EQUIPMENT (1.2%)
          82,700   Bell Atlantic Corp...............................     3,773
                                                                      --------
    TRANSPORTATION--AIRLINES (2.0%)
       (a)31,180   AMR Corp.........................................     2,596
          26,800   Delta Airlines, Inc..............................     3,464
                                                                      --------
                                                                         6,060
                                                                      --------
    TRANSPORTATION--RAIL (0.8%)
           6,200   Burlington Northern Railroad Co..................       609
          44,280   CSX Corp.........................................     2,015
                                                                      --------
                                                                         2,624
                                                                      --------
  TOTAL SERVICES....................................................    16,958
                                                                      --------
TOTAL COMMON STOCKS (COST $270,443).................................   271,665
                                                                      --------


            FACE
          AMOUNT
           (000)
----------------
SHORT-TERM INVESTMENT (13.6%)
  REPURCHASE AGREEMENT (13.6%)
$         42,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $42,989,
                     collateralized by $43,900 U.S. Treasury Notes,
                     5.50%, due 12/31/00, valued at $45,087 (COST
                     $42,983).......................................    42,983
                                                                      --------
TOTAL INVESTMENTS (99.6%) (COST $313,426)...........................   314,648
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)........................     1,104
                                                                      --------
NET ASSETS (100%)...................................................  $315,752
                                                                      ========



---------------
(a)   --  Non-income producing security
ADR   --  American Depositary Receipt




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998




       FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (37.7%)
    ARGENTINA (2.4%)
 ARP(e)8,500   CIA International Telecommunication 10.375%,
                 8/1/04.........................................  $  7,013
                                                                  --------
    AUSTRALIA (0.5%)
$      1,500   Murrin Murrin Holdings 9.375%, 8/31/07...........     1,479
                                                                  --------
    BRAZIL (1.5%)
    (h)4,500   Banco Nacional Desenv Econ 10.30%, 6/16/08.......     4,493
                                                                  --------
    CANADA (0.9%)
         400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       436
         865   Rogers Cablesystems Ltd., Series B, 10.00%,
                 3/15/05........................................       961
       1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,056
         250   Rogers Communications, Inc. 9.125%, 1/15/06......       253
         100   Rogers Communications, Inc. 8.875%, 7/15/07......       101
                                                                  --------
                                                                     2,807
                                                                  --------
    KOREA (2.6%)
    (e)3,200   Export-Import Bank of Korea, 6.50%, 10/6/99......     3,020
       5,900   Korea Electric Power 6.375%, 12/1/03.............     4,651
                                                                  --------
                                                                     7,671
                                                                  --------
    MEXICO (1.4%)
       4,200   TV Azteca S.A. 10.125%, 2/15/04..................     4,211
                                                                  --------
    NETHERLANDS (3.0%)
         475   Hermes Europe Railtel BV 11.50%, 8/15/07.........       537
    (n)1,500   PTC International Finance BV 0.00%, 7/1/07.......     1,031
       6,100   SBS Argo Finance BV 10.25%, 7/21/00..............     4,636
       3,375   Tjiwi Kimia International B.V. 13.25%, 8/1/01....     2,684
                                                                  --------
                                                                     8,888
                                                                  --------
    TURKEY (1.9%)
 ZAR(e)2,500   Pera Financial Services 9.375%, 10/15/02.........     2,231
$        500   Pera Financial Services 9.375%, 10/15/02.........       446
       3,150   Yapi Kredi Finance Co. 10.00%, 8/19/02...........     3,095
                                                                  --------
                                                                     5,772
                                                                  --------
    UNITED KINGDOM (0.3%)
  (e,n)1,000   Dolphin Telecommunication plc 0.00%, 6/1/08......       570
  DEM (e)625   Esprit Telecommunication Group plc 11.00%,
                 6/15/08........................................       347
                                                                  --------
                                                                       917
                                                                  --------
    UNITED STATES (23.2%)
$      1,025   AES Corp. 8.50%, 11/1/07.........................     1,038
       2,930   American Standard Cos., Inc. 7.375%, 2/1/08......     2,878
         625   Advanced Micro Devices 11.00%, 8/1/03............       661
      (e)964   CA FM Lease Trust 8.50%, 7/15/17.................     1,012
         700   CB Richard Ellis Service 8.875%, 6/1/06..........       695
      (e)600   CEX Holdings, Inc. 9.625%, 6/1/08................       606
    (e)2,060   Chesapeake Energy Corp., 9.625%, 5/1/05..........     2,070
          85   Columbia/HCA Healthcare 8.125%, 8/4/03...........        87
         425   Columbia/HCA Healthcare 6.91%, 6/15/05...........       410
         790   Columbia/HCA Healthcare, 7.00%, 7/1/07...........       758
       2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,403
       2,945   Comcast Cellular Holdings, Series B 9.50%,
                 5/1/07.........................................     3,070
       3,105   CSC Holdings, Inc. 9.875%, 5/15/06...............     3,412
         150   CSC Holdings, Inc. 7.875%, 12/15/07..............       158

       FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
         805   DR Securitized Lease Trust, Series 1993-K1, Class
                 A1, 6.66%, 8/15/10.............................  $    752
         963   DR Securitized Lease Trust, Series 1994-K1, Class
                 A1, 7.60%, 8/15/07.............................       952
         250   DR Securitized Lease Trust, Series 1994-K1, Class
                 A2, 8.375%, 8/15/15............................       250
         150   DR Structured Finance, Series 1994-K2, CMO,
                 9.35%, 8/15/19.................................       159
    (n)1,025   Dial Call Communications, Series B, 0.00%,
                 12/15/05.......................................     1,015
      (e)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       314
          49   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....        51
      (e)900   Fresenius Medical Capital Trust II 7.875%,
                 2/1/08.........................................       877
         200   Globalstar LP/Capital 11.375%, 2/15/04...........       195
       1,610   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,739
         625   HMC Acquisition Properties 9.00%, 12/15/07.......       689
         950   Host Marriott Travel Plaza, Series B, 9.50%,
                 5/15/05........................................     1,012
       1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,054
      (e)735   IXC Communications, Inc. 9.00%, 4/15/08..........       737
  (e,n)2,765   Intermedia Communications, Series B, 0.00%,
                 7/15/07........................................     2,018
         320   Iridium LLC/Capital Corp., Series A 13.00%,
                 7/15/05........................................       342
      (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                 11/1/14........................................       406
      (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                 6/15/13........................................       409
       1,150   Kmart Funding Corp. 8.80%, 7/1/10................     1,190
       1,425   Lenfest Communications 8.375%, 11/1/05...........     1,514
       (e)70   Lenfest Communications 7.625%, 2/15/08...........        72
         950   Musicland Group, Inc. 9.875%, 3/15/08............       945
  (e,n)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,078
      (e)525   NSM Steel Lts. Units 12.25%, 2/1/08..............       462
         200   Navistar Financial Corp., Series B, 9.00%,
                 6/1/02.........................................       209
      (n)565   Nextel Communications 0.00%, 8/15/04.............       548
    (n)2,775   Nextel Communications 0.00%, 9/15/07.............     1,859
         256   Niagara Mohawk Power Series G 7.75%, 10/1/08.....       262
      (n)442   Niagara Mohawk Power Series H 0.00%, 7/1/10......       304
      (n)990   Norcal Waste Systems 13.50%, 11/15/05............     1,139
      (e)735   Onepoint Communications Corp., Units 14.50%,
                 6/1/08.........................................       691
       1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,063
       2,400   Paramount Communications 8.25%, 8/1/22...........     2,537
      (e)325   Primus Telecommunications Group 9.875%,
                 5/15/08........................................       318
      (e)165   Psinet, Inc. 10.00%, 2/15/05.....................       168
         320   Qwest Communications International, Series B,
                 10.875%, 4/1/07................................       369
    (n)2,305   Qwest Communications International 0.00%,
                 10/15/07.......................................     1,729
    (e,n)440   Qwest Communications International 0.00%,
                 2/1/08.........................................       317
    (n)3,465   RCN Corp. 0.00%, 10/15/07........................     2,235
          35   RSL Communications Ltd. 12.25%, 11/15/06.........        39





    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1998



       FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
UNITED STATES (CONT.)
$   (e)1,540   RSL Communications Ltd. 9.125%, 3/1/08...........  $  1,494
       1,000   Revlon Consumer Products 8.125%, 2/1/06..........       999
    (e,n)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       423
         800   SD Warren Co., Series B, 12.00%, 12/15/04........       886
    (e)2,000   Samsung Electronics Co. 9.75%, 5/1/03............     1,797
         900   Sinclair Broadcast Group 9.00%, 7/15/07..........       927
      (e)530   Smithfield Foods, Inc. 7.625%, 2/15/08...........       529
       1,360   Snyder Oil Corp. 8.75%, 6/15/07..................     1,374
       2,232   Southland Corp. 5.00%, 12/15/03..................     1,939
         825   Station Casinos, Inc. 9.75%, 4/15/07.............       931
    (n)1,475   TCI Satellite Entertainment 0.00%, 2/15/07.......       996
    (n)1,075   Teleport Communications 0.00%, 7/1/07............       926
       1,980   Tenet Healthcare Corp. 8.625%, 1/15/07...........     2,042
         500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       503
    (e,n)750   Wam!Net, Inc. 0.00%, 3/1/05......................       476
         595   Western Financial Bank 8.875%, 8/1/07............       558
                                                                  --------
                                                                    69,077
                                                                  --------
  TOTAL CORPORATE BONDS & NOTES (COST $114,989).................   112,328
                                                                  --------
  ASSET BACKED SECURITIES (0.7%)
    UNITED STATES (0.7%)
      (e)698   Aircraft Lease Portfolio Securitization Ltd.,
                 Series 1996-1, Class D 12.75%, 6/15/06.........       698
      (e)894   Commercial Financial Services, Inc., Series
                 1997-5, Class A1 7.72%, 6/15/05................       900
      (e)633   Long Beach Acceptance Auto Grantor Trust 1997-1,
                 Class B, 14.22%, 10/26/03......................       632
                                                                  --------
  TOTAL ASSET BACKED SECURITIES (COST $2,235)...................     2,230
                                                                  --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
    UNITED STATES (0.9%)
      36,916   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                 Class S, IO, 0.36%, 10/15/30...................       958
  (e,h)1,016   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                 Class S, IO, 1.64%, 11/12/21...................        83
      (e)535   First Home Mortgage Acceptance Corp., Series
                 1996-B, Class C, 7.93%, 11/1/18................       483
       1,137   OHA Grantor Trust, 11.00%, 9/15/03...............     1,120
                                                                  --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,568).......     2,644
                                                                  --------
  EUROBONDS (5.2%)
    ARGENTINA (2.8%)
  (e,h)2,500   Acindar Industria Argentina 11.55%, 11/12/98.....     2,523
    (h)6,470   Republic of Argentina, Series L, 6.625%,
                 3/31/05........................................     5,722
                                                                  --------
                                                                     8,245
                                                                  --------
    RUSSIA (1.2%)
    (e)5,050   Mosenergo Finance BV 8.375%, 10/9/02.............     3,529
                                                                  --------
    TURKEY (1.2%)
       3,750   Export Credit Bank of Turkey 9.00%, 8/18/00......     3,713
                                                                  --------
  TOTAL EUROBONDS (COST $17,021)................................    15,487
                                                                  --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (41.5%)
    ARGENTINA (3.5%)
      11,400   Republic of Argentina 9.75%, 9/19/27.............    10,568
                                                                  --------


       FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    BRAZIL (10.6%)
$     12,100   Federative Republic of Brazil, 9.375%, 4/7/08....  $ 10,878
   (h)14,793   Federative Republic of Brazil, Series EI-L,
                 Floating Rate 6.625%, 4/15/06..................    12,181
      11,718   Republic of Brazil "C" PIK 8.00%, 4/15/14........     8,635
                                                                  --------
                                                                    31,694
                                                                  --------
    BULGARIA (1.1%)
    (n)5,500   Bulgaria Front Loaded Interest Reduction Bond
                 2.25%, 7/28/12.................................     3,407
                                                                  --------
    COLOMBIA (0.9%)
    (h)2,778   Republic of Colombia Hercules 6.875%, 12/15/03...     2,598
                                                                  --------
    ECUADOR (1.0%)
    (e)3,000   Conecel 14.00%, 5/1/02...........................     3,000
                                                                  --------
    JAMAICA (1.7%)
       3,000   Government of Jamaica 12.00%, 7/19/99............     3,090
      (e)300   Government of Jamaica 10.875%, 6/10/05...........       300
       2,000   Mechala Group Jamaica Ltd., Series B 12.75%,
                 12/30/99.......................................     1,840
                                                                  --------
                                                                     5,230
                                                                  --------
    MEXICO (9.5%)
   ZAR 8,000   National Financiera 17.00%, 2/26/99..............     1,325
$      7,700   United Mexican States 9.875%, 1/15/07............     8,014
       3,500   United Mexican States 8.625%, 3/12/08............     3,397
       8,950   United Mexican States 11.375%, 9/15/16...........     9,979
       4,900   United Mexican States 11.50%, 5/15/26............     5,570
                                                                  --------
                                                                    28,285
                                                                  --------
    PERU (0.9%)
  (e,n)3,950   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................     2,207
         700   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................       391
                                                                  --------
                                                                     2,598
                                                                  --------
    RUSSIA (11.1%)
       6,000   Ministry of Finance 14.00%, 5/19/99..............     5,078
    (e)8,050   Ministry of Finance 11.75%, 6/10/03..............     7,124
      13,950   Ministry of Finance 10.00%, 6/26/07..............    10,550
    (e)7,400   Ministry of Finance 12.75%, 6/24/28..............     6,614
         208   Republic of Russia 6.625%, 12/15/15..............       116
           4   Ministry of Finance Tranche VI GDR 3.00%,
                 5/14/03........................................         2
    (e)3,800   Unexim International Finance BV 9.875%, 8/1/00...     2,893
         900   Unexim International Finance BV 9.875%, 8/1/00...       685
                                                                  --------
                                                                    33,062
                                                                  --------
    THAILAND (0.8%)
       2,290   Kingdom of Thailand 8.70%, 8/1/99................     2,297
                                                                  --------
    VENEZUELA (0.4%)
    (h)1,357   Republic of Venezuela Discount Bond, Series L,
                 6.625%, 12/18/07...............................     1,111
                                                                  --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $133,981).............................................   123,850
                                                                  --------




    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                            PORTFOLIO OF INVESTMENTS   (CONT.)

                                 JUNE 30, 1998


        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

LOAN AGREEMENTS (2.5%)
    GABON (1.1%)
$   (h)4,376   Republic of Gabon Syndicated Loan, 6.69%,
                 4/1/04.........................................  $  3,479
                                                                  --------
    JAMAICA (0.3%)
      (h)938   Republic of Jamaica Syndicated Loan, 6.44%,
                 12/1/05........................................       858
                                                                  --------
    RUSSIA (1.1%)
    (h)6,750   Republic of Russia Syndicated Loan, 3.31%,
                 12/15/20.......................................     3,206
                                                                  --------
TOTAL LOAN AGREEMENTS (COST $8,080).............................     7,543
                                                                  --------

      SHARES
   ------------

PREFERRED STOCKS (1.1% )
    UNITED STATES (1.1%)
    (a)3,250   Concentric Network Corp. 13.50%..................       323
       (a)17   IXC Communications, Inc. PIK 9.50%...............        20
           3   Time Warner, Inc., Series M, 10.25%..............     2,986
                                                                  --------
TOTAL PREFERRED STOCKS (COST $3,298)............................     3,329
                                                                  --------
UNITS (0.4%)
  UNITED STATES (0.4%)
      (e)885   AMSC Acquisition Co. 12.25%, 4/1/08..............       832
    (e,n)500   Viatel, Inc. 0.00%, 4/15/08......................       301
                                                                  --------
TOTAL UNITS (COST $1,216).......................................     1,133
                                                                  --------

   NO. OF
  WARRANTS
------------

WARRANTS (0.0%)
    UNITED STATES (0.0%)
      (a)325   Concentric Network Corp. (COST $0)...............        --
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (90.0%) (COST $283,388).........   268,544
                                                                  --------
        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)

--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)

  REPURCHASE AGREEMENT (3.9% )
$     11,543   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $11,545,
                 collateralized by $10,410 U.S. Treasury Notes,
                 7.875%, due 11/15/04, valued at $11,799.
                 (COST $11,543).................................  $ 11,543
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES (93.9%) (COST $294,931).........   280,087
                                                                  --------
FOREIGN CURRENCY (0.2%)
   FRF 3,213   French Franc (COST $569).........................       531
                                                                  --------
TOTAL INVESTMENTS (94.1%) (COST $295,500).......................   280,618
OTHER ASSETS IN EXCESS OF LIABILITIES (5.9%)....................    17,559
                                                                  --------
NET ASSETS (100%)...............................................  $298,177
                                                                  ========


---------------


(a)   --  Non-income producing security
(e)   --  144A Security - certain conditions for public sale may exist.
(h)   --  Variable/floating rate security - rate disclosed is as of June 30,
          1998.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
ARP   --  Argentine Peso
DEM   --  German Mark
FRF   --  French Franc
GDR   --  Global Depositary Receipt
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
IO    --  Interest only
ZAR   --  South African Rand

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of forward foreign currency contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


 CURRENCY                         IN EXCHANGE           NET UNREALIZED
TO DELIVER   VALUE   SETTLEMENT       FOR       VALUE    GAIN (LOSS)
  (000)      (000)      DATE         (000)      (000)       (000)
----------   ------  ----------   -----------   ------  --------------

 DEM   625   $  348   9/25/98       $  351      $  351       $  4
 ZAR 8,226    1,384    7/7/98       $1,600       1,600        215
             ------                             ------      -----
             $1,732                             $1,951       $219
             ======                             ======      =====


---------------
DEM   --  German Mark
ZAR   --  South African Rand

--------------------------------------------------------------------------------
                      SUMMARY OF FOREIGN & U.S. SECURITIES
                     BY INDUSTRY CLASSIFICATION (UNAUDITED)





                                                                           VALUE     PERCENT OF
INDUSTRY                                                                   (000)     NET ASSETS
-----------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations................................  $ 123,850        41.6%
Multi-Industry.........................................................     38,210        12.8
Telecommunications.....................................................     27,121         9.1
Finance................................................................     23,958         8.0
Eurobonds..............................................................     15,487         5.2
Services...............................................................     11,322         3.8
Loan Agreements........................................................      7,543         2.5
Collateralized Mortgage Obligations & Asset Backed Securities..........      4,874         1.6
Consumer Goods.........................................................      4,074         1.4
Broadcast--Radio & Television..........................................      3,265         1.1
Technology.............................................................      2,458         0.8
Materials..............................................................      2,054         0.7
Utilities..............................................................      1,604         0.6
Energy.................................................................      1,374         0.4
Transportation.........................................................      1,350         0.4
                                                                         ---------         ---
                                                                         $ 268,544        90.0%
                                                                         =========        ====

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998



                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios          $218,999  $614,977   $97,565  $141,340  $771,187    $609,960  $7,602     $56,317
  Foreign Currency                             --        --     6,231     2,073     2,159       1,543       5          --
  Cash                                         --        --        --        --         1          --      --          --
  Margin Deposit on Futures                    --        --        --        --        --       4,224      --          --
  Receivable for:
    Investments Sold                        3,422     8,168       385     1,148        --          99      --          --
    Variation of Futures Contracts             --        --        --        --        --         518      --          --
    Fund Shares Sold                        1,715     7,810       177       408     3,166       1,902      14          --
    Dividends                                  86       324       348       429     1,672       1,374      --          --
    Interest                                    2        10         1       377         7          19     180         102
    Security Lending Income                    --        --        --        --        --          13      --          --
    Foreign Withholding Tax Reclaim            --        --        24        41       342         301      --          --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                --        --        --       763        --          --      11          --
  Deferred Organizational Costs                26         1        --         3        35          --      --          --
  Receivable from Investment Adviser           --        --        26        --        --          --      16          --
  Securities, at Value, Held as
    Collateral for Securities Loaned           --        --        --        --        --      21,788      --          --
  Other                                         1         3        53         2         5          56      --           7
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
    Total Assets                          224,251   631,293   104,810   146,584   778,574     641,797   7,828      56,426
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
LIABILITIES:
  Payable for:
    Investments Purchased                   4,001    11,702       955       723     2,321       3,890      --          --
    Fund Shares Redeemed                      338       930     1,247     1,844       447      17,200      31          --
    Bank Overdraft                             --        --        --     2,218        --           6      --           2
    Dividends Declared                          6        --        --        --        --          54      23          58
    Investment Advisory Fees                   82       255        --        38       625         384      --          18
    Administrative Fees                        43       119        23        35       158         109       2           2
    Custody Fees                                4         1       233       394        83         346       3           1
    Professional Fees                          18        18        40        43        49          70      20          17
    Distribution Fees                         262       684       127       178     1,175         554       6          20
    Shareholder Reporting Expenses             24        52        29        18        71          94       6          --
    Transfer Agent Fees                        23        46        36        20        61         244       6
    Directors' Fees and Expenses                5         8        16        10         9          49       5           6
    Securities Lending Expense                 --        --        --        --        --          15      --          --
    Filing and Registration Fees               40       141        --         9       202          19      --          --
    Deferred Country Tax                       --        --        21        27        --          --      --          --
    Collateral on Securities Loaned            --        --        --        --        --      21,788      --          --
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                --        --         1        --        64         513      --          --
  Unrealized Loss on Swap Agreements           --        --        --       932        --          --      --          --
  Other                                         1        --         5        33        --         382      --          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  Total Liabilities                         4,847    13,956     2,733     6,522     5,265      45,717     102         124
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  NET ASSETS                             $219,404  $617,337  $102,077  $140,062  $773,309    $596,080  $7,726     $56,302
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========


    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1998 (CONT.)





                                           HIGH
                                          YIELD                                                            WORLDWIDE
                                        & TOTAL  INTERNATIONAL  LATIN      MONEY   U.S. REAL                    HIGH
                                         RETURN     MAGNUM   AMERICAN     MARKET      ESTATE       VALUE      INCOME
                                           FUND       FUND       FUND       FUND        FUND        FUND        FUND
                                          (000)      (000)      (000)      (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------------------------------------------
 ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios         $33,855   $133,555    $81,939   $118,940     $35,190    $314,648    $280,087
  Foreign Currency                           --        699      1,123         --          --          --         531
  Cash                                       --         --         66         --           5          69       1,878
  Receivable for:
    Investments Sold                         --        419        336         --       1,045       1,714      12,012
    Fund Shares Sold                        360      1,928        266         --         145       2,067       2,617
    Dividends                                --        309        230         --         298         378           1
    Interest                                470          3         --        657           5           6       6,707
    Security Lending Income                  --         --         --         --          --          --          --
    Foreign Withholding Tax Reclaim          --        105         --         --          --          --          --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts              --        268         --         --          --          --         219
  Deferred Organizational Costs              14         22          3         --          11           6           3
  Other                                      --          1          3         41          13           2           2
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
    Total Assets                         34,699    137,309     83,966    119,638      36,712     318,890     304,057
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
LIABILITIES:
  Payable for:
    Investments Purchased                    --      2,716         --         --         249       1,488       2,408
    Fund Shares Redeemed                     31        358        356         --         106         836         609
    Bank Overdraft                            7          6         --        156          --          --          --
    Dividends Declared                      192         --         --         40           6          --       2,070
    Investment Advisory Fees                  6         45        116         35           6         195         183
    Administrative Fees                       7         28         24          1           8          65          62
    Custody Fees                              2         69         73         --           9          35          24
    Professional Fees                        15         19         21         17          15          36          35
    Distribution Fees                        44        131         99          1          37         346         388
    Shareholder Reporting Expenses            6         13         12         --           4          26          17
    Transfer Agent Fees                       4         19         26          1           6          16          28
    Directors' Fees and Expenses              4          5          6         11           5           6           9
    Filing and Registration Fees              3         22          5         --           4          89          39
    Country Tax                              --         --          5         --          --          --          --
  Other                                      --         --          1         --          --          --           8
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
  Total Liabilities                         321      3,431        744        262         455       3,138       5,880
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
  NET ASSETS                            $34,378   $133,878    $83,222   $119,376     $36,257    $315,752    $298,177
                                       ========  =========  =========  =========  ==========  ==========  ==========


    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES


                                 JUNE 30, 1998 (CONT.)



                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                 $       11  $     21  $     16  $     18  $     70  $      233  $    1    $     62
  Paid in Capital in Excess of Par        198,527   565,577   253,634   206,540   709,605     500,322   7,794      56,291
  Undistributed (Distributions in
    Excess of) Net Investment Income           (4)       (6)   (1,200)   (1,090)    1,301       4,082    (150)         38
  Accumulated (Distributions in
    Excess of) Net Realized Gain
    (Loss)                                 14,747    34,999  (126,890)  (28,054)      978      12,058      21         (89)
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**         6,123    16,746   (23,483)  (37,352)   61,355      79,385      60          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
NET ASSETS                             $  219,404  $617,337  $102,077  $140,062  $773,309  $  596,080  $7,726  $   56,302
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========

CLASS A SHARES:
  Net Assets                           $   64,035  $220,100  $ 47,128  $ 74,959  $ 80,508  $  261,633  $4,413  $   56,302
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              3,200    10,315     7,218     9,388     7,239      15,695     440      56,414
  Net Asset Value and Redemption
    Price Per Share                    $    20.01  $  21.34  $   6.53  $   7.98  $  11.12  $    16.67  $10.02  $     1.00
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========
 Maximum Sales Charge                        5.75%     5.75%     5.75%     5.75%     5.75%       5.75%   4.75%         --

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X
    100/(100 - maximum sales charge))  $    21.23  $  22.64  $   6.93  $   8.38  $  11.80  $    17.69  $10.52          --
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========
CLASS B SHARES:
  Net Assets                           $  130,497  $269,836  $ 26,126  $ 36,423  $623,229  $  225,797  $1,425          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              6,634    12,730     4,143     4,679    56,269      13,987     143          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.67  $  21.20  $   6.31  $   7.78  $  11.08  $    16.14  $ 9.97          --
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========
CLASS C SHARES:
  Net Assets                           $   24,872  $127,401  $ 28,823  $ 28,680  $ 69,572  $  108,650  $1,888          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              1,265     6,008     4,583     3,681     6,282       6,666     190          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.66  $  21.20  $   6.29  $   7.79  $  11.07  $    16.30  $ 9.96          --
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========

  Investments at Cost, Including
    Foreign Currency                   $  212,876  $598,231  $127,293  $180,615  $711,914  $  532,332  $7,557  $   56,317
                                       ==========  ========  ========  ========  ========  ==========  ======  ==========


---------------
  * Includes repurchase agreements aggregating $10,586,000, $67,722,000, $5,971,000, $4,983,000, $46,443,000, $125,328,000, $390,000,
     $9,398,000, $1,424,000, $18,731,000 $2,772,000, $19,615,000, $537,000,
     $42,983,000 and $11,543,000 for Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund, and Worldwide High Income Fund, respectively.
 ** Net of accrual for country tax of U.S. $8,000 for Asian Growth Fund and $26,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1998 (CONT.)



                                             HIGH
                                            YIELD                                                             WORLDWIDE
                                          & TOTAL  INTERNATIONAL     LATIN     MONEY  U.S. REAL                    HIGH
                                           RETURN         MAGNUM  AMERICAN    MARKET     ESTATE      VALUE       INCOME
                                             FUND           FUND      FUND      FUND       FUND       FUND         FUND
                                            (000)          (000)     (000)     (000)      (000)      (000)        (000)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital Stock at Par                    $    27  $           9  $      7  $    119  $       2  $      30    $      24
  Paid in Capital in Excess of Par         33,531        121,221   106,175   119,334     34,797    309,683      310,969
  Undistributed (Distributions in
    Excess of) Net Investment
    Income                                     36          1,524       (95)       (6)         4        (45)         781
  Accumulated (Distributions in
    Excess of) Net Realized
    Gain (Loss)                               574            874    (9,525)      (71)     1,305      4,863        1,096
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**           210         10,250   (13,340)       --        149      1,221      (14,693)
                                          -------  -------------  --------  --------  ---------  ---------    ---------
NET ASSETS                                $34,378  $     133,878  $ 83,222  $119,376  $  36,257  $ 315,752    $ 298,177
                                          =======  =============  ========  ========  =========  =========    =========
CLASS A SHARES:
  Net Assets                              $ 7,814  $      66,817  $ 44,439  $119,376  $  16,873  $ 137,447    $  91,579
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)                617          4,501     3,890   119,514      1,081     13,057        7,347
  Net Asset Value and Redemption
    Price Per Share                       $ 12.66  $       14.85  $  11.42  $   1.00  $   15.61  $   10.53    $   12.46
                                          =======  =============  ========  ========  =========  =========    =========
  Maximum Sales Charge                      4.75%          5.75%     5.75%        --      5.75%      5.75%        4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X
    100 / (100 - maximum sales charge))   $ 13.43  $       15.76  $  12.12        --  $   16.39  $   11.17    $   13.08
                                          =======  =============  ========  ========  =========  =========    =========
CLASS B SHARES:
  Net Assets                              $18,419  $      51,541  $ 24,206        --  $  15,197  $ 142,741    $ 146,401
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              1,458          3,500     2,195        --        978     13,576       11,810
  Net Asset Value and Offering Price
    Per Share***                          $ 12.63  $       14.72  $  11.03        --  $   15.54  $   10.51    $   12.40
                                          =======  =============  ========  ========  =========  =========    =========
CLASS C SHARES:
  Net Assets                              $ 8,145  $      15,520  $ 14,577        --  $   4,187  $  35,564    $  60,197
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)                645          1,050     1,321        --        269      3,386        4,854
  Net Asset Value and Offering Price
    Per Share***                          $ 12.63  $       14.78  $  11.04        --  $   15.55  $   10.50    $   12.40
                                          =======  =============  ========  ========  =========  =========    =========

  Investments at Cost, Including
    Foreign Currency                      $33,645  $     124,261  $ 96,394  $118,940  $  35,041  $ 313,426    $ 295,500
                                          =======  =============  ========  ========  =========  =========    =========


    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS


                            YEAR ENDED JUNE 30, 1998


                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN      ASIAN  EMERGING  GLOBAL*      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE     GROWTH   MARKETS   EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND       FUND      FUND     FUND        FUND    FUND        FUND
                                            (000)     (000)      (000)     (000)    (000)       (000)   (000)       (000)

-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $    1,061  $  3,096  $   2,836  $  3,788  $ 9,475  $    5,332  $   --  $       --
  Interest                                    350     1,345        519     1,019    2,619       2,018     502       3,830
  Security Lending                             --        --         --        --       --         152      --          --
  Less Foreign Taxes Withheld                  --        --       (266)     (183)    (885)       (311)     (4)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Total Income                             1,411     4,441      3,089     4,624   11,209       7,191     498       3,830
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
EXPENSES:
  Investment Advisory Fees                  1,127     2,691      1,823     2,462    4,344       2,399      69         289
    Less: Fees Waived                        (279)     (267)      (266)     (553)      --        (292)    (69)       (183)
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
  Net Investment Advisory Fees                848     2,424      1,557     1,909    4,344       2,107      --         106
  Administrative Fees                         316       799        463       522    1,089         657      27          70
  Custodian Fees                               55        68        650       912      150         271      14          17
  Filing and Registration Fees                 39       141         --         8       --          --      --          --
  Directors' Fees and Expenses                  7         9         12        26       12          13       6           7
  Professional Fees                            32        33         39        66       52          50      29           4
  Shareholder Reports                          79       121        109       100      141         103      39          37
  Transfer Agent Fees                         102       189        270       141      274         148      22          --
  Dividend Expense for Securities
    Sold Short                                  1
  Distribution Fees
    Class A                                   100       289        224       263      108         219      14         343
    Class B                                   706     1,232        379       452    3,543         673      15          --
    Class C                                   141       766        558       465      368         843      21          --
  Amortization of Organizational
    Costs                                      11         4          5         3       44           6       6          --
  Blue Sky Fees                                67       123         81        84      232          67      37          64
  Country Tax Expense                          --        --        108       231       --          --      --          --
  Security Lending Expense                     --        --         --        --       --          28      --          --
  Other                                         4        34         13        59        8          13       4           2
  Expenses Reimbursed by Adviser               --        --         --        --       --          --     (72)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Expenses                             2,508     6,232      4,468     5,241   10,365       5,198     162         650
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Investment Income (Loss)               (1,097)   (1,791)    (1,379)     (617)     844       1,993     336       3,180
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET REALIZED GAIN (LOSS) ON:
  Investments                              23,535    45,496   (116,787)  (22,635)     978      23,954    (104)          2
  Foreign Currency Transactions                --        --       (408)     (225)     711       3,262      45          --
  Futures and Swaps                            --        --         --      (376)      --       6,360      --          --
  Securities Sold Short                      (506)       --         --                 --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Realized Gain (Loss)                23,029    45,496   (117,195)  (23,236)   1,689      33,576     (59)          2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                               2,407     4,044    (58,679)  (57,931)  61,447      47,367     145          --
  Foreign Currency Translations                --        --         67     1,186      (92)       (793)     33          --
  Futures and Swaps                            --        --         --      (932)      --         724      --          --
  Securities Sold Short                       237        --         --        --       --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
    Change in Unrealized
      Appreciation/Depreciation             2,644     4,044    (58,612)  (57,677)  61,355      47,298     178          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation                25,673    49,540   (175,807)  (80,913)  63,044      80,874     119           2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $   24,576  $ 47,749  $(177,186) $(81,530) $63,888  $   82,867  $  455  $    3,182
                                       ==========  ========  =========  ========  =======  ==========  ======  ==========


---------------
  *  Commencement of operations was October 29, 1997.


    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS


                       YEAR ENDED JUNE 30, 1998 (CONT.)




                                         HIGH
                                        YIELD
                                            &                                                      WORLDWIDE
                                        TOTAL  INTERNATIONAL     LATIN   MONEY  U.S. REAL               HIGH
                                       RETURN         MAGNUM  AMERICAN  MARKET     ESTATE  VALUE*     INCOME
                                         FUND           FUND      FUND    FUND       FUND    FUND       FUND
                                        (000)          (000)     (000)   (000)      (000)   (000)      (000)
------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                            $   93  $       2,088  $  2,387  $   --  $   1,461  $3,434  $     214
  Interest                              2,046            661       203   9,435        115   1,511     24,212
  Security Lending                         --             --        --      --         --      --         --
  Less Foreign Taxes Withheld              --           (261)      (52)     --         --      --         --
                                       ------         ------  --------  ------  ---------  ------  ---------
   Total Income                         2,139          2,488     2,538   9,435      1,576   4,945     24,426
                                       ------         ------  --------  ------  ---------  ------  ---------
EXPENSES:
  Investment Advisory Fees                185            709     1,416     680        343   1,589      1,864
    Less: Fees Waived                    (158)          (148)     (169)   (195)      (185)   (278)        --
                                       ------         ------  --------  ------  ---------  ------  ---------
  Net Investment Advisory Fees             27            561     1,247     485        158   1,311      1,864
  Administrative Fees                      64            237       335     162         89     500        626
  Custodian Fees                           13            152       208      31         44     116         59
  Filing and Registration Fees              3             22         3      --          4      89         42
  Directors' Fees and Expenses              6              7         9       7          6       8          9
  Professional Fees                        27             42        49      --         23      31         54
  Shareholder Reports                      41             56        74      51         35      80        112
  Transfer Agent Fees                      20             81       101                 31     104        135
  Distribution Fees
    Class A                                18            104       164     825         45     236        216
    Class B                               123            356       264      --        120     845      1,101
    Class C                                50            112       214      --         37     194        517
  Amortization of Organizational
    Costs                                   5              7         4      --         10      63          4
  Blue Sky Fees                            36             69        75      56         46     104         72
  Country Tax Expense                      --             --       162      --         --      --         --
  Other                                     5              3         9       4          3       4         24
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Expenses                           438          1,809     2,918   1,621        651   3,685      4,835
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Investment Income (Loss)            1,701            679      (380)  7,814        925   1,260     19,591
                                       ------         ------  --------  ------  ---------  ------  ---------
NET REALIZED GAIN (LOSS) ON:
  Investments                           1,119            927     4,800      28      2,646   5,893     11,805
  Foreign Currency Transactions            --            948      (224)     --         --      --        213
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Realized Gain                    1,119          1,875     4,576      28      2,646   5,893     12,018
                                       ------         ------  --------  ------  ---------  ------  ---------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                            (585)         5,933   (27,218)     --     (1,683)  1,221    (28,594)
  Foreign Currency Translations            --            133        12      --         --      --        159
                                       ------         ------  --------  ------  ---------  ------  ---------
    Change in Unrealized
      Appreciation/Depreciation          (585)         6,066   (27,206)     --     (1,683)  1,221    (28,435)
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation               534          7,941   (22,630)     28        963   7,114    (16,417)
                                       ------         ------  --------  ------  ---------  ------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $2,235  $       8,620  $(23,010) $7,842  $   1,888  $8,374  $   3,174
                                       ======  =============  ========  ======  =========  ======  =========


---------------
  *  Commencement of operations was July 7, 1997.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                             AGGRESSIVE EQUITY FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,097)        $   (135)
  Net Realized Gain                                             23,029            3,674
  Change in Unrealized Appreciation/Depreciation                 2,644            3,205
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                  24,576            6,744
                                                            ----------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --              (16)
  Class B                                                           --               (5)
  Class C                                                           --               (5)
                                                            ----------          -------
                                                                    --              (26)
                                                            ----------          -------
  Net Realized Gain:
  Class A                                                       (3,187)            (711)
  Class B                                                       (5,696)            (452)
  Class C                                                       (1,157)            (439)
                                                            ----------          -------
                                                               (10,040)          (1,602)
                                                            ----------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (10,040)          (1,628)
                                                            ----------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   171,376           57,588
  Distributions Reinvested                                       9,563            1,037
  Redeemed                                                     (42,384)          (7,818)
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 138,555           50,807
                                                            ----------          -------
  Total Increase in Net Assets                                 153,091           55,923
NET ASSETS--Beginning of Year                                   66,313           10,390
                                                            ----------          -------
NET ASSETS--End of Year (Including undistributed
  net investment loss of $(4) and $(0),
  respectively)                                            $   219,404         $ 66,313
                                                           ===========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,038            1,309
     Distributions Reinvested                                      177               35
     Redeemed                                                   (1,340)            (392)
                                                            ----------          -------
   Net Increase in Class A Shares Outstanding                    1,875              952
                                                           ===========         ========
   Dollars:
     Subscribed                                            $    59,406         $ 20,966
     Distributions Reinvested                                    3,064              522
     Redeemed                                                  (26,003)          (6,373)
                                                            ----------          -------
   Net Increase                                            $    36,467         $ 15,115
                                                            ===========        ========

   Ending Paid in Capital                                  $    56,463         $ 19,996
                                                           ===========         ========

   Class B:
   ---------------------
   Shares:
     Subscribed                                                  4,818            1,905
     Distributions Reinvested                                      314               18
     Redeemed                                                     (539)             (51)
                                                            ----------          -------
   Net Increase in Class B Shares Outstanding                    4,593            1,872
                                                           ===========         ========
   Dollars:
     Subscribed                                            $    92,956         $ 30,344
     Distributions Reinvested                                    5,363              262
     Redeemed                                                  (10,091)            (818)
                                                            ----------          -------
   Net Increase                                            $    88,228         $ 29,788
                                                           ===========         ========

   Ending Paid in Capital                                  $   120,092         $ 31,863
                                                           ===========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    982              404
     Distributions Reinvested                                       67               17
     Redeemed                                                     (343)             (42)
                                                            ----------          -------
   Net Increase in Class C Shares Outstanding                      706              379
                                                           ===========         ========
   Dollars:
     Subscribed                                            $    19,014         $  6,278
     Distributions Reinvested                                    1,136              252
     Redeemed                                                   (6,290)            (626)
                                                            ----------          -------
   Net Increase                                            $    13,860         $  5,904
                                                           ===========         ========

   Ending Paid in Capital                                  $    21,983         $  8,124
                                                           ===========         ========
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                              AMERICAN VALUE FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $    (1,791)        $    424
  Net Realized Gain                                             45,496            6,719
  Change in Unrealized Appreciation/Depreciation                 4,044            7,544
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Operations                                                  47,749           14,687
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (309)
  Class B                                                           --              (25)
  Class C                                                           --             (133)
  In Excess of Net Investment Income:
  Class A                                                         (122)              (1)
  Class B                                                          (29)              --
  Class C                                                          (25)              --
                                                            ----------         --------
                                                                  (176)            (468)
                                                            ----------         --------
  Net Realized Gain:
  Class A                                                       (5,303)          (1,555)
  Class B                                                       (5,203)            (209)
  Class C                                                       (3,629)          (1,482)
                                                            ----------         --------
                                                               (14,135)          (3,246)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (14,311)          (3,714)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   558,778           38,027
  Distributions Reinvested                                      12,507            3,292
  Redeemed                                                     (69,473)         (13,557)
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 501,812           27,762
                                                            ----------         --------
  Total Increase in Net Assets                                 535,250           38,735
NET ASSETS--Beginning of Year                                   82,087           43,352
                                                            ----------         --------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(6) and
  $(1), respectively)                                      $   617,337         $ 82,087
                                                           ===========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,937            1,025
     Distributions Reinvested                                      269              119
     Redeemed                                                   (1,843)            (538)
                                                            ----------         --------
   Net Increase in Class A Shares Outstanding                    8,363              606
                                                           ===========         ========
   Dollars:
     Subscribed                                            $   205,042         $ 16,463
     Distributions Reinvested                                    5,049            1,785
     Redeemed                                                  (37,455)          (8,501)
                                                            ----------         --------
   Net Increase                                            $   172,636         $  9,747
                                                           ===========         ========

   Ending Paid in Capital                                  $   197,990         $ 25,289
                                                           ===========         ========

   Class B:
   ---------------------
   Shares:
     Subscribed                                                 12,495              714
     Distributions Reinvested                                      239               15
     Redeemed                                                     (875)             (27)
                                                            ----------         --------
   Net Increase in Class B Shares Outstanding                   11,859              702
                                                           ===========         ========
   Dollars:
     Subscribed                                            $   257,479         $ 11,773
     Distributions Reinvested                                    4,461              228
     Redeemed                                                  (18,025)            (420)
                                                            ----------         --------
   Net Increase                                            $   243,915         $ 11,581
                                                           ===========         ========
   Ending Paid in Capital                                  $   257,889         $ 13,891
                                                           ===========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  4,675              623
     Distributions Reinvested                                      160               85
     Redeemed                                                     (671)            (312)
                                                            ----------         --------
   Net Increase in Class C Shares Outstanding                    4,164              396
                                                           ===========         ========

   Dollars:
     Subscribed                                            $    96,257         $  9,791
     Distributions Reinvested                                    2,997            1,279
     Redeemed                                                  (13,993)          (4,636)
                                                            ----------         --------
   Net Increase                                            $    85,261         $  6,434
                                                           ===========         ========

   Ending Paid in Capital                                  $   109,719         $ 24,423
                                                           ===========         ========
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS



                               ASIAN GROWTH FUND




                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,379)        $ (2,748)
  Net Realized (Loss)                                         (117,195)          (4,804)
  Change in Unrealized Appreciation/Depreciation               (58,612)          (2,619)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Operations                                                (177,186)         (10,171)
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                           --              (33)
  Class B                                                           --              (10)
  Class C                                                           --              (24)
  In Excess of Net Realized Gain:
  Class A                                                         (135)          (4,110)
  Class B                                                          (60)          (1,274)
  Class C                                                          (84)          (3,072)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (279)          (8,523)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   114,898          114,562
  Distributions Reinvested                                         258            8,035
  Redeemed                                                    (188,300)        (220,149)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (73,144)         (97,552)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                (250,609)        (116,246)
NET ASSETS--Beginning of Year                                  352,686          468,932
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment
  loss of $(1,200) and $(1,153), respectively)             $   102,077         $352,686
                                                           ===========  ===============

---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,205            4,724
     Distributions Reinvested                                       15              243
     Redeemed                                                  (12,556)          (8,877)
                                                            ----------  ---------------
   Net Decrease in Class A Shares Outstanding                   (3,336)          (3,910)
                                                           ===========  ===============
   Dollars:
     Subscribed                                            $    80,960         $ 77,015
     Distributions Reinvested                                      125            3,930
     Redeemed                                                 (123,834)        (144,501)
                                                            ----------  ---------------
   Net Decrease                                            $   (42,749)        $(63,556)
                                                           ===========  ===============
   Ending Paid in Capital                                  $    76,638         $155,944
                                                           ===========  ===============

   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,181            1,466
     Distributions Reinvested                                        7               77
     Redeemed                                                   (1,929)            (803)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                      259              740
                                                           ===========  ===============
   Dollars:
     Subscribed                                            $    19,723         $ 23,406
     Distributions Reinvested                                       55            1,210
     Redeemed                                                  (19,925)         (12,628)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $      (147)        $ 11,988
                                                           ===========  ===============
   Ending Paid in Capital                                  $    63,990         $ 64,231
                                                           ===========  ===============
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,702              883
     Distributions Reinvested                                       10              184
     Redeemed                                                   (4,222)          (3,989)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                   (2,510)          (2,922)
                                                           ===========  ===============
   Dollars:
     Subscribed                                            $    14,215         $ 14,140
     Distributions Reinvested                                       78            2,895
     Redeemed                                                  (44,541)         (63,019)
                                                            ----------  ---------------
   Net Decrease                                            $   (30,248)        $(45,984)

                                                           ===========  ===============
   Ending Paid in Capital                                  $   113,022         $106,991
                                                           ===========  ===============
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                             EMERGING MARKETS FUND




                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (617)        $   (538)
  Net Realized Gain (Loss)                                     (23,236)          14,993
  Change in Unrealized Appreciation/Depreciation               (57,677)           7,475
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (81,530)          21,930
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (291)
  Class B                                                           --              (52)
  Class C                                                           --              (44)
                                                            ----------  ---------------
                                                                    --             (387)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (6,225)            (871)
  Class B                                                       (3,112)            (182)
  Class C                                                       (2,878)            (503)
  In Excess of Net Realized Gain:
  Class A                                                       (2,361)              --
  Class B                                                       (1,180)              --
  Class C                                                       (1,091)              --
                                                            ----------  ---------------
                                                               (16,847)          (1,556)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (16,847)          (1,943)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   160,772          133,953
  Distributions Reinvested                                      15,915            1,855
  Redeemed                                                    (151,194)        (111,716)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  25,493           24,092
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                      (72,884)          44,079
NET ASSETS--Beginning of Year                                  212,946          168,867
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment loss
  and distributions in excess of net investment income
  of $(1,090) and $(659), respectively)                    $   140,062         $212,946
                                                           ===========  ===============
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 10,304            7,637
     Distributions Reinvested                                      891              104
     Redeemed                                                  (10,645)          (8,424)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   550             (683)
                                                           ===========  ===============
   Dollars:
     Subscribed                                            $   114,410         $ 89,680
     Distributions Reinvested                                    8,101            1,103
     Redeemed                                                 (115,555)         (96,827)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $     6,956         $ (6,044)
                                                           ===========  ===============

   Ending Paid in Capital                                  $   107,744         $100,788
                                                           ===========  ===============

   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,827            2,028
     Distributions Reinvested                                      457               20
     Redeemed                                                   (1,321)            (205)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    1,963            1,843
                                                           ===========  ===============
   Dollars:
     Subscribed                                            $    33,891         $ 23,982
     Distributions Reinvested                                    4,064              223
     Redeemed                                                  (13,053)          (2,355)
                                                            ----------  ---------------
   Net Increase                                            $    24,902         $ 21,850
                                                           ===========  ===============

   Ending Paid in Capital                                  $    56,453         $ 31,551
                                                           ===========  ===============

   Class C
   ---------------------
   Shares:
     Subscribed                                                  1,061            1,753
     Distributions Reinvested                                      421               51
     Redeemed                                                   (2,173)          (1,086)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (691)             718
                                                           ===========  ===============

   Dollars:
     Subscribed                                            $    12,471         $ 20,292
     Distributions Reinvested                                    3,750              528
     Redeemed                                                  (22,586)         (12,534)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (6,365)        $  8,286
                                                           ===========  ===============

   Ending Paid in Capital                                  $    42,361         $ 48,726
                                                           ===========  ===============
---------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

                               GLOBAL EQUITY FUND





                                                       OCTOBER 29, 1997* TO
                                                              JUNE 30, 1998
                                                                      (000)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $         844
  Net Realized Gain                                                   1,689
  Change in Unrealized Appreciation/Depreciation                     61,355
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Operations                                                       63,888
                                                                 ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                               (88)
  Class B                                                              (188)
  Class C                                                               (18)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                      (294)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                        739,265
  Distributions Reinvested                                              276
  Redeemed                                                          (29,826)
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                      709,715
                                                                 ----------
  Total Increase in Net Assets                                      773,309
NET ASSETS--Beginning of Period                                          --
                                                                 ----------
NET ASSETS--End of Period (Including undistributed
  net investment income of $1,301)                            $     773,309
                                                              =============
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                       7,876
     Distributions Reinvested                                             8
     Redeemed                                                          (645)
                                                                 ----------
   Net Increase in Class A Shares Outstanding                         7,239
                                                                 ==========

   Dollars:
     Subscribed                                               $      81,031
     Distributions Reinvested                                            78
     Redeemed                                                        (7,009)
                                                                 ----------
   Net Increase                                               $      74,100
                                                              =============
   Ending Paid in Capital                                     $      74,096
                                                              =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                                      57,900
     Distributions Reinvested                                            19
     Redeemed                                                        (1,650)
                                                                 ----------
   Net Increase in Class B Shares Outstanding                        56,269
                                                              =============
   Dollars:
     Subscribed                                               $     588,891
     Distributions Reinvested                                           180
     Redeemed                                                       (17,780)
                                                                 ----------
   Net Increase                                               $     571,291
                                                              =============
   Ending Paid in Capital                                     $     571,259
                                                              =============

   Class C:
   ---------------------
   Shares:
     Subscribed                                                       6,752
     Distributions Reinvested                                             2
     Redeemed                                                          (472)
                                                                 ----------
   Net Increase in Class C Shares Outstanding                         6,282
                                                                 ==========
   Dollars:
     Subscribed                                               $      69,343
     Distributions Reinvested                                            18
     Redeemed                                                        (5,037)
                                                                 ----------
   Net Increase                                               $      64,324
                                                                 ==========
   Ending Paid in Capital                                     $      64,320
                                                                 ==========
---------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                         GLOBAL EQUITY ALLOCATION FUND



                                                            YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 1998       JUNE 30, 1997
                                                                 (000)               (000)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,993         $       245
  Net Realized Gain                                             33,576              13,170
  Change in Unrealized Appreciation/Depreciation                47,298              17,251
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Operations                                                  82,867              30,666
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (1,628)             (2,358)
  Class B                                                       (1,028)               (759)
  Class C                                                       (1,187)             (2,093)
                                                            ----------          ----------
                                                                (3,843)             (5,210)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (8,369)             (2,101)
  Class B                                                       (6,610)               (751)
  Class C                                                       (9,026)             (2,262)
                                                            ----------          ----------
                                                               (24,005)             (5,114)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (27,848)            (10,324)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   399,475              54,525
  Distributions Reinvested                                      26,341               9,826
  Redeemed                                                     (74,620)            (36,345)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 351,196              28,006
                                                            ----------          ----------
  Total Increase in Net Assets                                 406,215              48,348
NET ASSETS--Beginning of Year                                  189,865             141,517
                                                            ----------          ----------
NET ASSETS--End of Year (Including undistributed
  net investment income of $82 and $2,666,
  respectively)                                            $   596,080         $   189,865
                                                            ==========         ===========

------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 13,220               1,091
     Distributions Reinvested                                      658                 293
     Redeemed                                                   (2,571)             (1,314)
                                                            ----------          ----------
   Net Increase in Class A Shares Outstanding                   11,307                  70
                                                            ==========          ==========
   Dollars:
     Subscribed                                            $   193,752         $    16,569
     Distributions Reinvested                                    9,235               4,157
     Redeemed                                                  (41,983)            (19,605)
                                                            ----------          ----------
   Net Increase                                            $   161,004         $     1,121
                                                            ==========          ==========
   Ending Paid in Capital                                  $   215,278         $    53,342
                                                            ==========          ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 11,944               1,444
     Distributions Reinvested                                      533                 106
     Redeemed                                                     (902)               (160)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                   11,575               1,390
                                                            ==========          ==========
   Dollars:
     Subscribed                                            $   170,660         $    21,138
     Distributions Reinvested                                    7,277               1,475
     Redeemed                                                  (14,280)             (2,336)
                                                            ----------          ----------
   Net Increase                                            $   163,657         $    20,277
                                                            ==========          ==========
   Ending Paid in Capital                                  $   198,908         $    34,446
                                                           ===========          ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,310               1,160
     Distributions Reinvested                                      713                 300
     Redeemed                                                   (1,171)               (995)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                    1,852                 465
                                                           ===========          ==========
   Dollars:
     Subscribed                                            $    35,063         $    16,818
     Distributions Reinvested                                    9,829               4,194
     Redeemed                                                  (18,357)            (14,404)
                                                            ----------          ----------
   Net Increase                                            $    26,535         $     6,608
                                                           ===========          ==========

   Ending Paid in Capital                                  $    86,368         $    59,446
                                                           ===========          ==========
------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                            GLOBAL FIXED INCOME FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $   336          $   436
  Net Realized Gain (Loss)                                         (59)             111
  Change in Unrealized Appreciation/Depreciation                   178              (84)
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                     455              463
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (219)            (218)
  Class B                                                          (49)             (46)
  Class C                                                          (68)             (74)
  In Excess of Net Investment Income:
  Class A                                                           (4)             (41)
  Class B                                                           (1)              (9)
  Class C                                                           (1)             (14)
                                                               -------          -------
                                                                  (342)            (402)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                          (30)              --
  Class B                                                           (8)              --
  Class C                                                          (11)              --
                                                               -------          -------
                                                                   (49)              --
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (391)            (402)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                     1,701            4,760
  Distributions Reinvested                                         329              335
  Redeemed                                                      (4,936)          (6,304)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                  (2,906)          (1,209)
                                                               -------          -------
  Total Decrease in Net Assets                                  (2,842)          (1,148)
NET ASSETS--Beginning of Year                                   10,568           11,716
                                                               -------          -------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(150) and
  $(63), respectively)                                         $ 7,726          $10,568
                                                               =======          =======
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                                      72              256
    Distributions Reinvested                                        22               22
    Redeemed                                                      (298)            (382)
                                                               -------          -------
  Net Decrease in Class A Shares Outstanding                      (204)            (104)
                                                               =======          ========
  Dollars:
    Subscribed                                                 $   714          $ 2,529
    Distributions Reinvested                                       226              225
    Redeemed                                                    (2,981)          (3,839)
                                                               -------          -------
  Net Decrease                                                 $(2,041)         $(1,085)
                                                               =======          =======
  Ending Paid in Capital                                       $ 4,452          $ 6,492
                                                               =======          =======
  Class B:
  --------------------
  Shares:
    Subscribed                                                      58              100
    Distributions Reinvested                                         4                4
    Redeemed                                                       (92)             (76)
                                                               -------          -------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                    (30)              28
                                                               =======          =======
  Dollars:
    Subscribed                                                 $   572          $   999
    Distributions Reinvested                                        42               41
    Redeemed                                                      (909)            (758)
                                                               -------          -------
  Net Increase (Decrease)                                      $  (295)         $   282
                                                               =======          =======
  Ending Paid in Capital                                       $ 1,434          $ 1,730
                                                               =======          =======
  Class C:
  --------------------
  Shares:
    Subscribed                                                      42              123
    Distributions Reinvested                                         6                7
    Redeemed                                                      (105)            (170)
                                                               -------          -------
  Net Decrease in Class C Shares Outstanding                       (57)             (40)
                                                               =======          =======
  Dollars:
    Subscribed                                                 $   415          $ 1,232
    Distributions Reinvested                                        61               69
    Redeemed                                                    (1,046)          (1,707)
                                                               -------          -------
  Net Decrease                                                 $  (570)         $  (406)
                                                               =======          =======
  Ending Paid in Capital                                       $ 1,909          $ 2,479

                                                               =======          =======
---------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $    3,180         $  5,375
  Net Realized Gain                                                  2                8
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,182            5,383
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:                                        (3,204)          (5,375)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   290,344          359,068
  Distributions Reinvested                                       3,076            4,349
  Redeemed                                                    (331,864)        (414,635)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (38,444)         (51,218)
                                                            ----------         --------
  Total Decrease in Net Assets                                 (38,466)         (51,210)
NET ASSETS--Beginning of Year                                   94,768          145,978
                                                            ----------         --------
NET ASSETS--End of Year                                     $   56,302         $ 94,768
                                                            ==========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares
     Subscribed                                                290,344          359,068
     Distributions Reinvested                                    3,076            4,349
     Redeemed                                                 (331,864)        (414,635)
                                                            ----------         --------
   Net Decrease in Shares Outstanding                          (38,444)         (51,218)
                                                            ==========         ========

   Ending Paid in Capital                                   $   56,353         $ 94,859
                                                            ==========         ========
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

                         HIGH YIELD & TOTAL RETURN FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,701         $  1,246
  Net Realized Gain                                              1,119              312
  Change in Unrealized Appreciation/Depreciation                  (585)             881
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   2,235            2,439
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (525)            (434)
  Class B                                                         (854)            (454)
  Class C                                                         (343)            (338)
                                                              --------  ---------------
                                                                (1,722)          (1,226)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                         (236)             (20)
  Class B                                                         (415)             (24)
  Class C                                                         (120)             (20)
                                                              --------  ---------------
                                                                  (771)             (64)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,493)          (1,290)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    32,419           12,562
  Distributions Reinvested                                       1,273              237
  Redeemed                                                     (21,623)          (2,025)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  12,069           10,774
                                                              --------  ---------------
  Total Increase in Net Assets                                  11,811           11,923
NET ASSETS--Beginning of Year                                   22,567           10,644
                                                              --------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $36 and $38,
  respectively.)                                           $    34,378         $ 22,567
                                                            ==========  ===============

---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    786              461
     Distributions Reinvested                                       33               10
     Redeemed                                                     (900)            (101)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   (81)             370
                                                              ========  ===============
   Dollars:
     Subscribed                                            $    10,149         $  5,790
     Distributions Reinvested                                      420              131
     Redeemed                                                  (11,731)          (1,282)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $    (1,162)        $  4,639
   Ending Paid in Capital                                  $     7,412         $  8,574
                                                              ========  ===============

   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,167              397
     Distributions Reinvested                                       48                6
     Redeemed                                                     (427)             (20)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                      788              383
                                                              ========  ===============
   Dollars:
     Subscribed                                            $    15,056         $  4,971
     Distributions Reinvested                                      615               72
     Redeemed                                                   (5,588)            (249)
                                                              --------  ---------------
   Net Increase                                            $    10,083         $  4,794
                                                              ========  ===============

   Ending Paid in Capital                                  $    18,320         $  8,237
                                                              ========  ===============

   Class C:
   ---------------------
   Shares:
     Subscribed                                                    562              144
     Distributions Reinvested                                       19                3
     Redeemed                                                     (323)             (39)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      258              108
                                                              ========  ===============
   Dollars:
     Subscribed                                            $     7,214         $  1,800
     Distributions Reinvested                                      238               35
     Redeemed                                                   (4,304)            (494)
                                                              --------  ---------------
   Net Increase                                            $     3,148         $  1,341
                                                              ========  ===============
   Ending Paid in Capital                                  $     7,826         $  4,678
                                                              ========  ===============

---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           INTERNATIONAL MAGNUM FUND



                                                            YEAR ENDED  JULY 1, 1996* TO
                                                         JUNE 30, 1998     JUNE 30, 1997
                                                                 (000)             (000)

----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       679         $     170
  Net Realized Gain                                              1,875               770
  Change in Unrealized Appreciation /Depreciation                6,066             4,184
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,620             5,124
                                                            ----------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (488)              (52)
  Class B                                                         (330)              (45)
  Class C                                                          (53)              (43)
                                                            ----------           -------
                                                                  (871)             (140)
                                                            ----------           -------
  Net Realized Gain:
  Class A                                                          (33)               (4)
  Class B                                                          (31)               (4)
  Class C                                                           (9)               (4)
                                                            ----------           -------
                                                                   (73)              (12)
                                                            ----------           -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (944)             (152)
                                                            ----------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   106,801            47,034
  Distributions Reinvested                                         850                50
  Redeemed                                                     (30,781)           (2,724)
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  76,870            44,360
                                                            ----------           -------
  Total Increase in Net Assets                                  84,546            49,332
NET ASSETS--Beginning of Year                                   49,332                --
                                                            ----------           -------
NET ASSETS--End of Year (Including undistributed
  net investment income of $1,524 and $767,
  respectively)                                            $   133,878         $  49,332
                                                            ==========            ======
----------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,160             1,722
     Distributions Reinvested                                       38                 1
     Redeemed                                                   (1,276)             (144)
                                                            ----------           -------
   Net Increase in Class A Shares Outstanding                    2,922             1,579
                                                            ==========            ======
   Dollars:
     Subscribed                                            $    58,246         $  21,512
     Distributions Reinvested                                      473                14
     Redeemed                                                  (17,581)           (1,786)
                                                            ----------           -------
   Net Increase                                            $    41,138         $  19,740
                                                            ==========            ======

   Ending Paid in Capital                                  $    60,878         $  19,740
                                                            ==========            ======

   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,713             1,321
     Distributions Reinvested                                       26                 2
     Redeemed                                                     (556)               (6)
                                                            ----------           -------
   Net Increase in Class B Shares Outstanding                    2,183             1,317
                                                            ==========            ======
   Dollars:
     Subscribed                                            $    37,386         $  16,670
     Distributions Reinvested                                      322                18
     Redeemed                                                   (7,487)              (73)
                                                            ----------           -------
   Net Increase                                            $    30,221         $  16,615
                                                            ==========            ======
   Ending Paid in Capital                                  $    46,836         $  16,615
                                                            ==========            ======
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    809               728
     Distributions Reinvested                                        4                 1
     Redeemed                                                     (425)              (67)
                                                            ----------           -------
   Net Increase in Class C Shares Outstanding                      388               662
                                                            ==========            ======

   Dollars:
     Subscribed                                            $    11,169         $   8,852
     Distributions Reinvested                                       55                18
     Redeemed                                                   (5,713)             (865)
                                                            ----------           -------
   Net Increase                                            $     5,511         $   8,005
                                                            ==========            ======

   Ending Paid in Capital                                  $    13,516         $   8,005
                                                            ==========            ======
----------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                              LATIN AMERICAN FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (380)        $   (131)
  Net Realized Gain                                              4,576           13,981
  Change in Unrealized Appreciation/Depreciation               (27,206)          10,200
                                                              --------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (23,010)          24,050
                                                              --------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (117)
  Class B                                                           --              (17)
  Class C                                                           --              (13)
                                                              --------  ---------------
                                                                    --             (147)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                       (7,513)          (2,192)
  Class B                                                       (3,444)            (359)
  Class C                                                       (2,645)            (727)
  In Excess of Net Realized Gain:
  Class A                                                       (5,098)              --
  Class B                                                       (2,337)              --
  Class C                                                       (1,795)              --
                                                              --------  ---------------
                                                               (22,832)          (3,278)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (22,832)          (3,425)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   115,672          114,111
  Distributions Reinvested                                      20,476            3,304
  Redeemed                                                    (126,144)         (46,502)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  10,004           70,913
                                                              --------  ---------------
  Total Increase (Decrease) in Net Assets                      (35,838)          91,538
NET ASSETS--Beginning of Year                                  119,060           27,522
                                                              --------  ---------------
NET ASSETS--End of Year (Including net investment
  loss (distributions in excess of net investment
  income) of $(95) and $(11), respectively)                $    83,222         $119,060
                                                              ========  ===============
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,455            6,162
     Distributions Reinvested                                      920              187
     Redeemed                                                   (6,340)          (2,975)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares                      (965)          (3,374)
                                                              ========  ===============
     Outstanding
   Dollars:
     Subscribed                                            $    72,239         $ 90,337
     Distributions Reinvested                                   11,506            2,243
     Redeemed                                                  (98,189)         (41,558)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $   (14,444)        $ 51,022
                                                              ========  ===============
   Ending Paid in Capital                                  $    54,118         $ 68,562
                                                              ========  ===============
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,661              752
     Distributions Reinvested                                      443               30
     Redeemed                                                     (752)            (104)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                    1,352              678
                                                              ========  ===============
   Dollars:
     Subscribed                                            $    26,168         $ 11,139
     Distributions Reinvested                                    5,380              353
     Redeemed                                                  (10,163)          (1,385)
                                                              --------  ---------------
   Net Increase                                            $    21,385         $ 10,107
                                                              ========  ===============


   Ending Paid in Capital                                  $    33,297         $ 11,912
   Class C:                                                   ========  ===============
   ---------------------
   Shares:
     Subscribed                                                  1,071              856
     Distributions Reinvested                                      296               60
     Redeemed                                                   (1,242)            (266)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      125              650
                                                              ========  ===============

   Dollars:
     Subscribed                                            $    17,265         $ 12,635
     Distributions Reinvested                                    3,590              708
     Redeemed                                                  (17,792)          (3,559)
                                                              --------  ---------------
   Net Increase                                            $     3,063         $  9,784
                                                              ========  ===============
   Ending Paid in Capital                                  $    18,767         $ 15,704
                                                              ========  ===============

---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               MONEY MARKET FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     7,814         $  8,859
  Net Realized Gain                                                 28               13
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from Operations           7,842            8,872
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income                                         (7,882)          (8,859)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   921,486          677,641
  Distributions Reinvested                                       7,384            7,110
  Redeemed                                                    (947,876)        (717,315)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (19,006)         (32,564)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (19,046)         (32,551)
NET ASSETS--Beginning of Year                                  138,422          170,973
                                                            ----------  ---------------
NET ASSETS--End of Year                                    $   119,376         $138,422
                                                            ==========  ===============
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                                921,486          677,641
     Distributions Reinvested                                    7,384            7,110
     Redeemed                                                 (947,876)        (717,315)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (19,006)         (32,564)
                                                            ==========  ===============
   Ending Paid in Capital                                  $   119,453         $138,521
                                                            ==========  ===============
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND


                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)

---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       925         $    280
  Net Realized Gain                                              2,646            2,077
  Change in Unrealized Appreciation/Depreciation                (1,683)           1,622
                                                              --------          -------
  Net Increase in Net Assets Resulting from Operations           1,888            3,979
                                                              --------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (558)            (162)
  Class B                                                         (328)             (57)
  Class C                                                          (94)             (31)
  In Excess of Net Investment Income:
  Class A                                                          (52)              --
  Class B                                                          (30)              --
  Class C                                                           (9)              --
                                                              --------          -------
                                                                (1,071)            (250)
                                                              --------          -------
  Net Realized Gain:
  Class A                                                       (1,796)            (100)
  Class B                                                       (1,083)             (71)
  Class C                                                         (334)             (48)
                                                              --------          -------
                                                                (3,213)            (219)
                                                              --------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (4,284)            (469)
                                                              --------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    28,564           23,984
  Distributions Reinvested                                       3,942              268
  Redeemed                                                     (18,169)          (9,254)
                                                              --------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  14,337           14,998
                                                              --------          -------
  Total Increase in Net Assets                                  11,941           18,508
NET ASSETS--Beginning of Year                                   24,316            5,808
                                                              --------          -------
NET ASSETS--End of Year (Including undistributed
  (distributions in excess of) net investment
  income of $4 and $55, respectively.)                     $    36,257         $ 24,316
                                                              ========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    856            1,003
     Distributions Reinvested                                      140               13
     Redeemed                                                     (820)            (257)
                                                              --------          -------
   Net Increase in Class A Shares Outstanding                      176              759
                                                              ========         ========
   Dollars:
     Subscribed                                            $    14,430         $ 15,148
     Distributions Reinvested                                    2,255              187
     Redeemed                                                  (13,538)          (3,998)
                                                              --------          -------
   Net Increase                                            $     3,147         $ 11,337
                                                              ========          =======
   Ending Paid in Capital                                  $    16,184         $ 13,087
                                                              ========         ========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    665              441
     Distributions Reinvested                                       80                4
     Redeemed                                                     (202)            (185)
                                                              --------          -------
   Net Increase in Class B Shares Outstanding                      543              260
                                                              ========         ========
   Dollars:
     Subscribed                                            $    11,167         $  6,607
     Distributions Reinvested                                    1,279               54
     Redeemed                                                   (3,346)          (2,916)
                                                              --------          -------
   Net Increase                                            $     9,100         $  3,745
                                                              ========         ========
  Ending Paid In Capital                                   $    14,914         $  5,860
                                                              ========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    175              150
     Distributions Reinvested                                       25                2
     Redeemed                                                      (76)            (149)
                                                              --------          -------
   Net Increase in Class C Shares Outstanding                      124                3
                                                              ========         ========
   Dollars:
     Subscribed                                            $     2,967         $  2,229
     Distributions Reinvested                                      408               26
     Redeemed                                                   (1,285)          (2,339)
                                                              --------          -------
   Net Increase (Decrease)                                 $     2,090         $    (84)
                                                              ========         ========
   Ending Paid in Capital                                  $     3,701         $  1,624
                                                              ========         ========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS



                                   VALUE FUND





                                                      JULY 7, 1997* TO
                                                         JUNE 30, 1998
                                                                 (000)

----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,260
  Net Realized Gain                                              5,893
  Change in Unrealized Appreciation/Depreciation                 1,221
                                                            ----------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,374
                                                            ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (930)
  Class B                                                         (264)
  Class C                                                          (66)
  In Excess of Net Investment Income:
  Class A                                                          (77)
  Class B                                                          (22)
  Class C                                                           (6)
                                                            ----------
                                                                (1,365)
                                                            ----------
  Net Realized Gain:
  Class A                                                         (502)
  Class B                                                         (431)
  Class C                                                          (95)
                                                            ----------
                                                                (1,028)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,393)
                                                            ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   354,369
  Distributions Reinvested                                       2,140
  Redeemed                                                     (49,738)
                                                            ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 306,771
                                                            ----------
  Total Increase in Net Assets                                 312,752
NET ASSETS--Beginning of Period                                  3,000
                                                            ----------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(45))             $   315,752
                                                              ========

----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 16,264
     Distributions Reinvested                                      136
     Redeemed                                                   (3,343)
                                                            ----------
   Net Increase in Class A Shares Outstanding                   13,057
                                                            ==========
   Dollars:
     Subscribed                                            $   167,353
     Distributions Reinvested                                    1,393
     Redeemed                                                  (35,499)
                                                            ----------
   Net Increase                                            $   133,247
                                                            ==========
   Ending Paid in Capital                                  $   134,222
                                                            ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 14,654
     Distributions Reinvested                                       60
     Redeemed                                                   (1,138)
                                                            ----------
   Net Increase in Class B Shares Outstanding                   13,576
                                                            ==========
   Dollars:
     Subscribed                                            $   150,818
     Distributions Reinvested                                      607
     Redeemed                                                  (12,023)
                                                            ----------
   Net Increase                                            $   139,402
                                                            ==========
   Ending Paid in Capital                                  $   140,375
                                                            ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  3,584
     Distributions Reinvested                                       14
     Redeemed                                                     (212)
                                                            ----------
   Net Increase in Class C Shares Outstanding                    3,386
                                                            ==========
   Dollars:
     Subscribed                                            $    36,198
     Distributions Reinvested                                      140
     Redeemed                                                   (2,216)
                                                            ----------
   Net Increase                                            $    34,122
                                                            ==========
   Ending Paid in Capital                                  $    35,116
                                                            ==========
----------------------------------------------------------------------

* Commencement of operations


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                           WORLDWIDE HIGH INCOME FUND





                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $    19,591         $ 13,435
  Net Realized Gain                                             12,018            9,362
  Change in Unrealized Appreciation/Depreciation               (28,435)          14,412
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,174           37,209
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (6,930)          (5,678)
  Class B                                                       (8,313)          (4,269)
  Class C                                                       (3,852)          (3,020)
                                                            ----------  ---------------
                                                               (19,095)         (12,967)
                                                            ----------  ---------------
  Realized Gain:
  Class A                                                       (6,907)          (2,320)
  Class B                                                       (8,787)          (1,708)
  Class C                                                       (4,230)          (1,293)
                                                            ----------  ---------------
                                                               (19,924)          (5,321)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (39,019)         (18,288)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   226,529          133,028
  Distributions Reinvested                                      25,615           11,818
  Redeemed                                                    (114,610)         (63,040)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 137,534           81,806
                                                            ----------  ---------------
  Total Increase in Net Assets                                 101,689          100,727
NET ASSETS--Beginning of Year                                  196,488           95,761
                                                            ----------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $781 and $311,
  respectively)                                            $   298,177         $196,488
                                                            ==========  ===============
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  6,811            5,082
     Distributions Reinvested                                      743              423
     Redeemed                                                   (5,569)          (3,469)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    1,985            2,036
                                                            ==========  ===============

   Dollars:
     Subscribed                                            $    93,959         $ 67,886
     Distributions Reinvested                                    9,850            5,651
     Redeemed                                                  (77,161)         (46,537)
                                                            ----------  ---------------
   Net Increase                                            $    26,648         $ 27,000
                                                            ==========  ===============

   Ending Paid in Capital                                  $    92,892         $ 66,246
                                                            ==========  ===============
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  7,464            3,787
     Distributions Reinvested                                      770              246
     Redeemed                                                   (1,939)            (622)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    6,295            3,411
                                                            ==========  ===============

   Dollars:
     Subscribed                                            $   101,066         $ 50,939
     Distributions Reinvested                                   10,086            3,287
     Redeemed                                                  (26,325)          (8,415)
                                                            ----------  ---------------
     Net Increase                                          $    84,827         $ 45,811
                                                            ==========  ===============

     Ending Paid in Capital                                $   156,092         $ 71,297
                                                            ==========  ===============
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,312            1,057
     Distributions Reinvested                                      432              217
     Redeemed                                                     (825)            (596)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    1,919              678
                                                            ==========  ===============

   Dollars:
     Subscribed                                            $    31,504         $ 14,203
     Distributions Reinvested                                    5,679            2,880
     Redeemed                                                  (11,124)          (8,088)
                                                            ----------  ---------------
   Net Increase                                            $    26,059         $  8,995
                                                            ==========  ===============
   Ending Paid in Capital                                  $    62,009         $ 35,964
                                                            ==========  ===============
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                             AGGRESSIVE EQUITY FUND




                                                                  CLASS A
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.98     $       14.40     $             12.00
                                                 -------     -------------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.07)             0.01                    0.06
  Net Realized and Unrealized Gain                  5.03              3.95                    2.40
                                                 -------     -------------                  ------
  Total From Investment Operations                  4.96              3.96                    2.46
                                                 -------     -------------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.03)                  (0.06)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                                 -------     -------------                  ------
  Total Distributions                              (1.93)            (1.38)                  (0.06)
                                                 -------     -------------                  ------
NET ASSET VALUE, END OF PERIOD            $        20.01     $       16.98     $             14.40
                                                 =======     =============                  ======
TOTAL RETURN (1)                                   30.93%            28.93%                  20.52%
                                                 =======     =============                  ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       64,035     $      22,521     $             5,382
Ratio of Expenses to Average Net
  Assets                                            1.50%             1.57%                   2.03%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.37)%           (0.04)%                  1.22%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.22     $              0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.71%             2.38%                   3.26%**
  Net Investment Income (Loss) to
    Average Net Assets                             (0.59)%           (0.85)%                 (0.01)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          1.50%             1.50%                   1.50%**
--------------------------------------------------------------------------------------------------


                                                                  CLASS B
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.85     $       14.38     $             12.00
                                          --------------     -------------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.21)            (0.02)                   0.03
  Net Realized and Unrealized Gain                  4.96              3.86                    2.39
                                          --------------     -------------                  ------
  Total From Investment Operations                  4.75              3.84                    2.42
                                          --------------     -------------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.02)                  (0.04)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                          --------------     -------------                  ------
  Total Distributions                              (1.93)            (1.37)                  (0.04)
                                          --------------     -------------                  ------
NET ASSET VALUE, END OF PERIOD            $        19.67     $       16.85     $             14.38
                                          ==============     =============                  ======
TOTAL RETURN (1)                                   29.94%            28.01%                  20.18%
                                          ==============     =============                  ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $      130,497     $      34,382     $             2,426
Ratio of Expenses to Average Net
  Assets                                            2.25%             2.32%                   2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.11)%           (0.83)%                  0.43%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.02     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.47%             2.88%                   3.79%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.34)%           (1.43)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          2.25%             2.25%                   2.25%**
--------------------------------------------------------------------------------------------------






                                                                  CLASS C
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.83     $       14.37     $       12.00
                                                 -------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.21)            (0.06)             0.03
  Net Realized and Unrealized Gain                  4.97              3.89              2.38
                                                 -------            ------            ------
  Total From Investment Operations                  4.76              3.83              2.41
                                                 -------            ------            ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.02)            (0.04)
  Net Realized Gain                                (1.93)            (1.35)               --
                                                 -------            ------            ------
  Total Distributions                              (1.93)            (1.37)            (0.04)
                                                 -------            ------            ------
NET ASSET VALUE, END OF PERIOD            $        19.66     $       16.83     $       14.37
                                                 =======             =====             =====
TOTAL RETURN (1)                                   29.90%            28.04%            20.10%
                                                 =======             =====             =====
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       24,872     $       9,410     $       2,582
Ratio of Expenses to Average Net
  Assets                                            2.25%             2.32%             2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.13)%           (0.77)%            0.44%**
Portfolio Turnover Rate                              308%              241%              204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.07     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.25%             3.23%                   3.80%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.35)%           (1.67)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          2.25%             2.25%                   2.25%**



--------------------------------------------------------------------------------
  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND




                                                               CLASS A
                             ----------------------------------------------------------------------------
                                                                                              OCTOBER 18,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      12.89    $      11.70    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.02)           0.20            0.27            0.27            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                           4.84            4.05            1.94            1.44           (0.30)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.82            4.25            2.21            1.71           (0.13)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.03)          (0.20)          (0.27)          (0.28)          (0.17)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.07)          (1.29)          (0.47)          (0.52)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.34    $      17.59    $      14.63    $      12.89    $      11.70
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                    28.26%          30.68%          17.41%          15.01%          (1.12)%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    220,100    $     34,331    $     19,674    $     20,675    $     10,717
Ratio of Expenses to
  Average Net Assets                 1.50%           1.50%           1.50%           1.50%           1.50%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.09)%          1.25%           1.90%           2.29%           2.14%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.58%           1.76%           1.81%           1.96%           2.48%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.18)%          0.98%           1.59%           1.83%           1.16%**
---------------------------------------------------------------------------------------------------------



                                               CLASS B
                             --------------------------------------------
                                                                AUGUST 1,
                               YEAR ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      13.37
                             ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.09            0.15
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.46
                             ------------    ------------          ------
  Total from Investment
    Operations                       4.66            4.14            1.61
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)
  Net Realized Gain                 (1.04)          (1.09)          (0.19)
                             ------------    ------------          ------
  Total Distributions               (1.05)          (1.18)          (0.35)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.63
                             ============    ============          ======
TOTAL RETURN (1)                    27.30%          29.77%          12.29%
                             ============    ============          ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    269,836    $     15,331    $      2,485
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.40%           1.18%**
Portfolio Turnover Rate               207%             73%             41%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.06    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.48%           2.61%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%          0.14%           0.82%**
--------------------------------------------------------------------------------------------------------



                                                               CLASS C
                             ----------------------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED OCTOBER 18, 1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.66            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.64    $      12.89    $      11.69
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                    27.28%          29.67%          16.50%          14.13%          (1.70)%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    127,401    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.49%           1.17%           1.54%           1.39%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.92)%          0.22%           0.84%           1.08%           0.36%**

---------------------------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS


                               ASIAN GROWTH FUND




                                                                                  CLASS A
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.62     $       17.15     $       16.42     $       15.50     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                            (0.04)            (0.06)            (0.04)               --             (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                        (10.03)            (0.14)             0.77              1.43              3.53
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                (10.07)            (0.20)             0.73              1.43              3.50
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.53     $       16.62     $       17.15     $       16.42     $       15.50
                                                 =======     =============     =============     =============     =============
TOTAL RETURN (1)                                  (60.57)%           (1.10)%            4.45%             9.50%            29.17%
                                                 =======     =============     =============     =============     =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       47,128     $     175,440     $     248,009     $     178,667     $     138,212
Ratio of Expenses to Average Net
  Assets                                            1.90%             1.84%             1.88%             1.90%             1.90%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.39)%           (0.31)%           (0.16)%            0.04%            (0.24)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.21%               --                --                --              2.17%
  Net Investment Loss to Average Net
    Assets                                         (0.53)%              --                --                --             (0.51)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           1.90%               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------



                                                               CLASS B
                                       -------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS       JUNE 30, 1998#     JUNE 30, 1997      JUNE 30, 1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $        16.17     $       16.81          $       16.51
                                              -------     -------------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                         (0.10)            (0.16)                 (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                      (9.74)            (0.15)                  0.33
                                              -------     -------------                -------
  Total From Investment Operations              (9.84)            (0.31)                  0.30
                                              -------     -------------                -------
DISTRIBUTIONS
  Net Realized Gain                                --                --                     --
  In Excess of Net Realized Gain                (0.02)            (0.33)                    --
                                              -------     -------------                -------
  Total Distributions                           (0.02)            (0.33)                    --
                                              -------     -------------                -------
NET ASSET VALUE, END OF PERIOD         $         6.31     $       16.17          $       16.81
                                              =======     =============                =======
TOTAL RETURN (1)                       $       (60.89)%           (1.79)%                 1.82%
                                              =======     =============                =======
 RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's)      $       26,126     $      62,786          $      52,853
 Ratio of Expenses to Average Net
   Assets                                         2.65%             2.59%                  2.61%**
 Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (1.01)%           (1.04)%                (0.52)%**
 Portfolio Turnover Rate                           130%               74%                    38%
 -------------------------------------------------------------------------------------------------------------------

 Effect of Voluntary Expense
   Limitation During the Period
   Per Share Benefit to Net Investment
     Loss                               $         0.02     $          --     $               --
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                 2.96                --                     --
   Net Investment Loss to Average Net
     Assets                                      (1.15)%              --                     --
 Ratio of Expenses to Average Net
   Assets excluding country tax
   expense                                        2.65%               --                     --
 --------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.14     $       16.78     $       16.19     $       15.40     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                              (0.12)            (0.21)            (0.13)            (0.12)            (0.10)
  Net Realized and Unrealized Gain
    (Loss)                                         (9.71)            (0.10)             0.72              1.42              3.50
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                 (9.83)            (0.31)             0.59              1.30              3.40
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.29     $       16.14     $       16.78     $       16.19     $       15.40
                                                 =======     =============     =============     =============     =============
TOTAL RETURN (1)                                  (60.88)%           (1.79)%            3.64%             8.71%            28.33%
                                                 =======     =============     =============     =============     =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       28,823     $     114,460     $     168,070     $     139,497     $     116,889
Ratio of Expenses to Average Net
  Assets                                            2.65%             2.59%             2.63%             2.63%             2.65%
Ratio of Net Investment Loss to
  Average Net Assets                               (1.17)%           (1.06)%           (0.94)%           (0.77)%           (0.99)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.96%               --                --                --              2.92%
  Net Investment Loss to Average Net
    Assets                                         (1.31)%              --                --                --             (1.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.65%               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS


                             EMERGING MARKETS FUND



                                                          CLASS A
                              ---------------------------------------------------------------
                                                                                      JULY 6,
                                YEAR ENDED       YEAR ENDED       YEAR ENDED         1994* TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      13.47     $      12.06     $      10.61     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                              --             0.01             0.05             0.05
  Net Realized and
    Unrealized Gain
    (Loss)                           (4.49)            1.57             1.44            (1.44)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (4.49)            1.58             1.49            (1.39)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.04)              --
  In Excess of Net
    Investment Income                   --            (0.04)              --               --
  Net Realized Gain                  (0.73)           (0.13)              --               --
  In Excess of Net
    Realized Gain                    (0.27)              --               --               --
                              ------------     ------------     ------------     ------------
  Total Distributions                (1.00)           (0.17)           (0.04)              --
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $       7.98     $      13.47     $      12.06     $      10.61
                              ============     ============     ============     ============
TOTAL RETURN (1)                    (34.31)%          13.54%           14.16%          (11.58)%
                              ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     74,959     $    119,022     $    114,850     $     26,091
Ratio of Expenses to
  Average Net Assets                  2.27%            2.21%            2.16%            2.33%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                  0.04%           (0.06)%           0.93%            0.81%**
Portfolio Turnover Rate                 99%              82%              42%              32%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.03     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.60%            2.41%            2.56%            3.10%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.27)%           0.53%            0.04%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                            2.15%            2.15%            2.15%            2.15%**
---------------------------------------------------------------------------------------------



                                                CLASS B
                             ----------------------------------------------
                                                                  AUGUST 1,
                               YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                       1998#             1997             1996
---------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.24     $      11.94     $      10.91
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.07)           (0.03)            0.01
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)            1.50             1.02
                             ------------     ------------     ------------
  Total From Investment
    Operations                      (4.46)            1.47             1.03
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                --               --               --
  In Excess of Net
    Investment Income                  --            (0.04)
  Net Realized Gain                 (0.73)           (0.13)              --
  In Excess of Net
    Realized Gain                   (0.27)              --               --
                             ------------     ------------     ------------
  Total Distributions               (1.00)           (0.17)              --
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.78     $      13.24     $      11.94
                             ============     ============     ============
TOTAL RETURN (1)                   (34.76)%          12.67%            9.45%
                             ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     36,423     $     35,966     $     10,416
Ratio of Expenses to
  Average Net Assets                 3.02%            2.96%            2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.67)%          (0.64)%           0.30%**
Portfolio Turnover Rate                99%              82%              42%
--------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.03     $       0.01     $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.35%            3.17%            3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.97)%          (0.87)%          (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%            2.90%            2.90%**
---------------------------------------------------------------------------------------------


                                                       CLASS C
                             ------------------------------------------------------------
                                                                                  JULY 6,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED        1994* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.26    $      11.93    $      10.53    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.08)          (0.01)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)           1.55            1.41           (1.47)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (4.47)           1.47            1.40           (1.47)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --              --              --              --
  In Excess of Net
    Investment Income                  --           (0.01)             --              --
  Net Realized Gain                 (0.73)          (0.13)             --              --
  In Excess of Net
    Realized Gain                   (0.27)             --              --              --
                             ------------    ------------    ------------    ------------
  Total Distributions               (1.00)          (0.14)             --              --
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.79    $      13.26    $      11.93    $      10.53
                             ============    ============    ============    ============
TOTAL RETURN (1)                   (34.73)%         12.66%          13.30%         (12.25)%
                             ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     28,680    $     57,958    $     43,601    $     22,245
Ratio of Expenses to
  Average Net Assets                 3.01%           2.96%           2.91%           3.08%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.76)%         (0.79)%         (0.11)%          0.06%**
Portfolio Turnover Rate                99%             82%             42%             32%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.02    $       0.03    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.34%           3.17%           3.34%           3.90%**
  Net Investment (Loss)
    to Average Net Assets           (1.03)%         (1.00)%         (0.54)%         (0.76)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%           2.90%           2.90%           2.90%**



-----------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS


                               GLOBAL EQUITY FUND



                                                 CLASS A              CLASS B              CLASS C
                                            -----------------    -----------------    -----------------
                                            OCTOBER 29, 1997*    OCTOBER 29, 1997*    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS           TO JUNE 30, 1998     TO JUNE 30, 1998     TO JUNE 30, 1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.00            $   10.00              $ 10.00
                                                      -------            ---------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.06                 0.01                 0.01
  Net Realized and Unrealized Gain                       1.08                 1.07                 1.06
                                                      -------            ---------              -------
  Total From Investment Operations                       1.14                 1.08                 1.07
                                                      -------            ---------              -------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)                  --                   --
  Net Realized Gain                                        --                   --                   --
                                                      -------            ---------              -------
  Total Distributions                                   (0.02)                  --                   --
                                                      -------            ---------              -------
NET ASSET VALUE, END OF PERIOD                        $ 11.12            $   11.08              $ 11.07
                                                      =======            =========              =======
TOTAL RETURN (1)                                        11.38%               10.84%               10.74%
                                                      =======            =========              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                     $80,508            $ 623,229              $69,572
Ratio of Expenses to Average Net Assets                  1.70%**              2.45%**              2.45%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.88%**              0.12%**              0.13%**
Portfolio Turnover Rate                                     4%                   4%                   4%
-------------------------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                         GLOBAL EQUITY ALLOCATION FUND





                                                     CLASS A                                         CLASS B
                             --------------------------------------------------------    --------------------------------
                                 YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR      AUGUST
                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED    1, 1995+
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995        1994       1998#        1997    30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.57    $  14.75    $  12.60    $  11.99    $  11.09    $  16.15    $  14.46    $  13.01
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                       0.21        0.10        0.19        0.12        0.10        0.09       (0.05)       0.30
  Net Realized and
    Unrealized Gain              2.07        2.76        2.82        0.67        0.90        2.01        2.73        1.98
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   2.28        2.86        3.01        0.79        1.00        2.10        2.68        2.28
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.35)      (0.55)      (0.39)         --       (0.03)      (0.28)      (0.50)      (0.35)
  In Excess of Net
    Investment Income              --          --          --       (0.05)         --          --          --          --
  Net Realized Gain             (1.83)      (0.49)      (0.47)      (0.13)      (0.07)      (1.83)      (0.49)      (0.48)
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (2.18)      (1.04)      (0.86)      (0.18)      (0.10)      (2.11)      (0.99)      (0.83)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  16.67    $  16.57    $  14.75    $  12.60    $  11.99    $  16.14    $  16.15    $  14.46
                             ========    ========    ========    ========    ========    ========    ========    ========
TOTAL RETURN (1)                16.17%      20.61%      24.62%       6.69%       9.02%      15.33%      19.64%      18.08%
                             ========    ========    ========    ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $261,633    $ 72,704    $ 63,706    $ 42,586    $ 33,425    $225,797    $ 38,962    $ 14,786
Ratio of Expenses to
  Average Net Assets             1.61%       1.70%       1.70%       1.70%       1.70%       2.35%       2.45%       2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets             1.30%       0.59%       0.71%       1.01%       0.98%       0.60%      (0.11)%      0.45%**
Portfolio Turnover Rate           108%         45%         44%         39%         30%        108%         45%         44%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.02    $   0.03    $   0.10    $   0.04    $   0.09    $   0.02    $   0.09    $   0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       1.62%       1.90%       2.06%       2.03%       2.58%       2.36%       2.65%       2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       1.30%       0.40%       0.35%       0.68%       0.10%       0.60%      (0.30)%      0.09%**
-------------------------------------------------------------------------------------------------------------------------






                                                          CLASS C
                                  --------------------------------------------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                     ENDED       ENDED       ENDED       ENDED       ENDED
SELECTED PER SHARE DATA AND       JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
RATIOS                               1998#        1997        1996        1995        1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  16.24    $  14.49    $  12.43    $  11.90    $  11.05
                                  --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)        0.08       (0.03)       0.12        0.04        0.06
  Net Realized and Unrealized
    Gain                              2.05        2.73        2.75        0.65        0.86
                                  --------    --------    --------    --------    --------
  Total From Investment
    Operations                        2.13        2.70        2.87        0.69        0.92
                                  --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income              (0.24)      (0.46)      (0.33)         --          --
  In Excess of Net Investment
    Income                              --          --          --       (0.03)         --
  Net Realized Gain                  (1.83)      (0.49)      (0.48)      (0.13)      (0.07)
                                  --------    --------    --------    --------    --------
  Total Distributions                (2.07)      (0.95)      (0.81)      (0.16)      (0.07)
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD    $  16.30    $  16.24    $  14.49    $  12.43    $  11.90
                                  ========    ========    ========    ========    ========
TOTAL RETURN (1)                     15.37%      19.69%      23.65%       5.84%       8.34%
                                  ========    ========    ========    ========    ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $108,650    $ 78,199    $ 63,025    $ 40,460    $ 29,892
Ratio of Expenses to Average
  Net Assets                          2.55%       2.45%       2.45%       2.45%       2.45%
Ratio of Net Investment Income
  (Loss) to Average Net Assets        0.52%      (0.16)%     (0.04)%      0.25%       0.23%
Portfolio Turnover Rate                108%         45%         44%         39%         30%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income             $   0.02    $   0.03    $   1.16    $   0.05    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.56%       2.65%       2.81%       2.78%       3.34%
  Net Investment Income (Loss)
    to Average Net Assets             0.52%      (0.34)%     (0.40)%     (0.08)%     (0.66)%



--------------------------------------------------------------------------------


 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive sale charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                            GLOBAL FIXED INCOME FUND





                                                                                                     CLASS B
                                                     CLASS A                             --------------------------------
                             --------------------------------------------------------                              AUGUST
                                 YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR    1, 1995+
                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED          TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996        1995        1994       1998#        1997        1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $   9.95    $   9.94    $  10.23    $   9.53    $  10.55    $   9.91    $   9.91    $  10.24
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.39        0.44        0.53        0.56        0.52        0.32        0.41        0.64
  Net Realized and
    Unrealized Gain
    (Loss)                       0.13       (0.02)      (0.01)       0.50       (0.42)       0.13       (0.07)      (0.26)
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.52        0.42        0.52        1.06        0.10        0.45        0.34        0.38
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.39)      (0.35)      (0.79)      (0.36)      (0.50)      (0.33)      (0.29)      (0.69)
  In Excess of Net
    Investment Income           (0.01)      (0.06)      (0.02)         --       (0.12)      (0.01)      (0.05)      (0.02)
  Net Realized Gain             (0.05)         --          --          --       (0.47)      (0.05)         --          --
  In Excess of Net
    Realized Gain                  --          --          --          --       (0.03)         --          --          --
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (0.45)      (0.41)      (0.81)      (0.36)      (1.12)      (0.39)      (0.34)      (0.71)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  10.02    $   9.95    $   9.94    $  10.23    $   9.53    $   9.97    $   9.91    $   9.91
                             ========    ========    ========    ========    ========    ========    ========    ========
TOTAL RETURN (1)                 5.36%       4.27%       5.20%      11.41%       0.41%       4.65%       3.48%       3.76%
                             ========    ========    ========    ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $  4,413    $  6,407    $  7,432    $ 11,092    $ 10,369    $  1,425    $  1,716    $  1,440
Ratio of Expenses to
  Average Net Assets             1.45%       1.45%       1.45%       1.45%       1.45%       2.20%       2.20%       2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                         3.94%       4.40%       5.02%       5.84%       4.70%       3.21%       3.65%       3.38%**
Portfolio Turnover Rate            78%        170%        223%        169%        168%         78%        170%        223%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.15    $   0.12    $   0.07    $   0.07    $   0.11    $   0.15    $   0.13    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       3.00%       2.57%       2.16%       2.22%       2.48%       3.75%       3.37%       3.57%**
  Net Investment Income
    to Average Net Assets        2.42%       3.25%       4.31%       5.07%       3.67%       1.65%       2.45%       2.01%**
-------------------------------------------------------------------------------------------------------------------------






                                                     CLASS C
                             --------------------------------------------------------
                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                ENDED       ENDED       ENDED       ENDED       ENDED
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996        1995        1994
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $   9.90    $   9.90    $  10.20    $   9.54    $  10.56
                             --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.32        0.39        0.37        0.49        0.43
  Net Realized and
    Unrealized Gain
    (Loss)                       0.13       (0.05)       0.08        0.47       (0.40)
                             --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.45        0.34        0.45        0.96        0.03
                             --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.33)      (0.29)      (0.73)      (0.30)      (0.44)
  In Excess of Net
    Investment Income           (0.01)      (0.05)      (0.02)         --       (0.11)
  Net Realized Gain             (0.05)         --          --          --       (0.47)
  In Excess of Net
    Realized Gain                  --          --          --          --       (0.03)
                             --------    --------    --------    --------    --------
  Total Distributions           (0.39)      (0.34)      (0.75)      (0.30)      (1.05)
                             --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $   9.96    $   9.90    $   9.90    $  10.20    $   9.54
                             ========    ========    ========    ========    ========
TOTAL RETURN (1)                 4.65%       3.48%       4.47%      10.24%      (0.25)%
                             ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Asets, End of Period
  (000's)                    $  1,888    $  2,445    $  2,844    $  5,965    $  5,407
Ratio of Expenses to
  Average Net Assets             2.20%       2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment
  Income to Average Net
  Assets                         3.21%       3.65%       4.35%       5.09%       3.95%
Portfolio Turnover Rate            78%        170%        223%        169%        168%
-------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation During
  the Period
  Per Share Benefit to
    Net Investment Income    $   0.15    $   0.12    $   0.06    $   0.08    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       3.75%       3.35%       2.87%       2.97%       3.29%
  Net Investment Income
    to Average Net Assets        1.67%       2.48%       3.68%       4.32%       2.86%
-------------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS



                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND





                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1998            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0469          0.0443          0.0464          0.0448          0.0243
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0011)             --          0.0011
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0469          0.0443          0.0453          0.0448          0.0254
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0469)        (0.0443)        (0.0464)        (0.0448)        (0.0243)
  Net Realized Gain                    --              --         (0.0001)             --         (0.0011)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0469)        (0.0443)        (0.0465)        (0.0448)        (0.0254)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             =============    ===========    ============    ============    ============
TOTAL RETURN                         4.79%           4.53%           4.72%           4.58%           2.45%
                             =============    ===========    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     56,302    $     94,768    $    145,978    $     67,505    $    102,551
Ratio of Expenses to
  Average Net Assets                 0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.64%           4.43%           4.68%           4.61%           2.40%
---------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.22%           1.27%           1.24%           1.12%           1.22%
  Net Investment Income
    to Average Net Assets            4.38%           4.10%           4.39%           4.44%           2.13%
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                         HIGH YIELD & TOTAL RETURN FUND




                                         CLASS A                             CLASS B
                             --------------------------------    --------------------------------
                                 YEAR        YEAR      MAY 1,        YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO       ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996       1998#        1997        1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  12.86    $  11.92    $  12.00    $  12.86    $  11.93    $  12.00
                             --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income          0.97        1.07        0.13        0.87        0.98        0.12
  Net Realized and
    Unrealized Gain
    (Loss)                       0.35        0.99       (0.09)       0.34        0.99       (0.09)
                             --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   1.32        2.06        0.04        1.21        1.97        0.03
                             --------    --------    --------    --------    --------    --------
DISTRIBUTION:
  Net Investment Income         (0.97)      (1.07)      (0.12)      (0.89)      (0.99)      (0.10)
  Net Realized Gain             (0.55)      (0.05)         --       (0.55)      (0.05)         --
                             --------    --------    --------    --------    --------    --------
  Total Distributions           (1.52)      (1.12)      (0.12)      (1.44)      (1.04)      (0.10)
                             --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.66    $  12.86    $  11.92    $  12.63    $  12.86    $  11.93
                             ========    ========    ========    ========    ========    ========
TOTAL RETURN (1)                10.81%      18.12%       0.29%       9.86%      17.22%       0.21%
                             ========    ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $  7,813    $  8,980    $  3,907    $ 18,420    $  8,617    $  3,421
Ratio of Expenses to
  Average Net Assets             1.25%       1.25%       1.25%**     2.00%       2.00%       2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                         7.42%       8.83%       6.85%**     6.70%       7.99%       6.08%**
Portfolio Turnover Rate            81%        104%         10%         81%        104%         10%
-------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period Per
    Share Benefit to Net
    Investment Income        $   0.08    $   0.10    $   0.04    $   0.08    $   0.10    $   0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       1.89%       2.04%       3.51%**     2.64%       2.82%       4.25%**
  Net Investment Income
    to Average Net Assets        6.78%       8.04%       4.59%**     6.04%       7.17%       3.83%**
-------------------------------------------------------------------------------------------------


                                         CLASS C
                             --------------------------------
                                 YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996
-------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  12.86    $  11.93    $  12.00
                             --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income          0.86        0.99        0.12
  Net Realized and
    Unrealized Gain
    (Loss)                       0.35        0.98       (0.09)
                             --------    --------    --------
  Total From Investment
    Operations                   1.21        1.97        0.03
                             --------    --------    --------
DISTRIBUTION:
  Net Investment Income         (0.89)      (0.99)      (0.10)
  Net Realized Gain             (0.55)      (0.05)         --
                             --------    --------    --------
  Total Distributions           (1.44)      (1.04)      (0.10)
                             --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.63    $  12.86    $  11.93
                             ========    ========    ========
TOTAL RETURN (1)                 9.86%      17.21%       0.21%
                             ========    ========    ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $  8,145    $  4,970    $  3,316
Ratio of Expenses to
  Average Net Assets             2.00%       2.00%       2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                         6.63%       8.03%       6.07%**
Portfolio Turnover Rate            81%        104%         10%
--------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period Per
    Share Benefit to Net
    Investment Income        $   0.08    $   0.11    $   0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.64%       2.88%       4.25%**
  Net Investment Income
    to Average Net Assets        6.01%       7.15%       3.82%**



--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                           INTERNATIONAL MAGNUM FUND




                                       CLASS A                         CLASS B                         CLASS C
                             ----------------------------    ----------------------------    ----------------------------
                                                  JULY 1,                         JULY 1,                         JULY 1,
                               YEAR ENDED        1996* TO      YEAR ENDED        1996* TO      YEAR ENDED        1996* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997           1998#            1997           1998#            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.91    $      12.00    $      13.84    $      12.00    $      13.83    $      12.00
                             ------------    ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income              0.17            0.17            0.05            0.10            0.05            0.06
  Net Realized and
    Unrealized Gain                  0.96            1.88            0.97            1.85            0.99            1.88
                             ------------    ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       1.13            2.05            1.02            1.95            1.04            1.94
                             ------------    ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.18)          (0.13)          (0.13)          (0.10)          (0.08)          (0.10)
  Net Realized Gain                 (0.01)          (0.01)          (0.01)          (0.01)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------          ------
  Total Distributions               (0.19)          (0.14)          (0.14)          (0.11)          (0.09)          (0.11)
                             ------------    ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      14.85    $      13.91    $      14.72    $      13.84    $      14.78    $      13.83
                             ============    ============    ============    ============    ============          ======
TOTAL RETURN (1)                     8.32%          17.30%           7.55%          16.40%           7.55%          16.27%
                             ============    ============    ============    ============    ============          ======

RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     66,817    $     21,961    $     51,541    $     18,215    $     15,520    $      9,156
Ratio of Expenses to
  Average Net Assets                 1.65%           1.65%**         2.40%           2.40%**         2.40%           2.40%**
Ratio of Net Investment
  Income to Average Net
  Assets                             1.19%           1.39%**         0.40%           0.54%**         0.36%           0.29%**
Portfolio Turnover Rate                35%             22%             35%             22%             35%             22%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.11    $       0.02    $       0.17    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.82%           2.50%**         2.57%           3.34%**         2.56%           3.45%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           1.02%           0.52%**         0.23%          (0.42)%**         0.20%**        (0.77)%**
-------------------------------------------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                              LATIN AMERICAN FUND



                                                          CLASS A
                              ---------------------------------------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED    JULY 6, 1994*
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      17.39     $      12.63     $       9.08     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.01)            0.02             0.10            (0.02)
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.73)            6.46             3.47            (2.70)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (2.74)            6.48             3.57            (2.72)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.02)              --
  In Excess of Net
    Investment Income                   --            (0.09)              --               --
  Net Realized Gain                  (1.92)           (1.63)              --               --
  In Excess of Net
    Realized Gain                    (1.31)              --               --               --
  Return of Capital                     --               --               --            (0.20)
                              ------------     ------------     ------------     ------------
  Total Distributions                (3.23)           (1.72)           (0.02)           (0.20)
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      11.42     $      17.39     $      12.63     $       9.08
                              ============     ============     ============     ============
TOTAL RETURN (1)                    (17.37)%          57.32%           39.35%          (23.07)%
                              ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     44,439     $     84,401     $     18,701     $      7,658
Ratio of Expenses to
  Average Net Assets                  2.25%            2.24%            2.11%            2.46%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.09)%          (0.08)%           1.18%           (0.44)%**
Portfolio Turnover Rate                249%             241%             131%             107%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.10     $       0.09     $       0.13
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.41%            2.77%            3.28%            4.30%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.61)%           0.01%           (2.26)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.10%            2.10%            2.10%            2.10%**
---------------------------------------------------------------------------------------------

                                                 CLASS B
                              ----------------------------------------------
                                                                   AUGUST 1,
                                YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.99     $      12.45     $       9.58
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.08)           (0.03)            0.03
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.65)            6.28             2.84
                              ------------     ------------           ------
  Total From Investment
    Operations                       (2.73)            6.25             2.87
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income                 --               --               --
  In Excess of Net
    Investment Income                   --            (0.08)              --
  Net Realized Gain                  (1.92)           (1.63)              --
  In Excess of Net
    Realized Gain                    (1.31)              --               --
  Return of Capital                     --               --               --
                              ------------     ------------           ------
  Total Distributions                (3.23)           (1.71)              --
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      11.03     $      16.99     $      12.45

TOTAL RETURN (1)                    (17.82)%          56.17%           29.26%
                              ============     ============           ======
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     24,206     $     14,314     $      2,041
Ratio of Expenses to
  Average Net Assets                  2.99%            2.99%            2.87%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.58)%          (0.78)%           0.88%**
Portfolio Turnover Rate                249%             241%             131%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            3.16%            3.55%            3.89%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.73)%          (1.34)%          (0.14)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.85%            2.85%            2.85%**
---------------------------------------------------------------------------------------------



                                                       CLASS C
                             ------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED   JULY 6, 1994*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.01    $      12.43    $       8.99    $      12.00
                             ------------    ------------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.11)          (0.07)           0.04           (0.08)
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.63)           6.31            3.40           (2.73)
                             ------------    ------------          ------          ------
  Total From Investment
    Operations                      (2.74)           6.24            3.44           (2.81)
                             ------------    ------------          ------          ------
DISTRIBUTIONS
  In Excess of Net
    Investment Income                  --           (0.03)             --              --
  Net Realized Gain                 (1.92)          (1.63)             --              --
  In Excess of Net
    Realized Gain                   (1.31)             --              --              --
  Return of Capital                    --              --              --           (0.20)
                             ------------    ------------          ------          ------
  Total Distributions               (3.23)          (1.66)             --           (0.20)
                             ------------    ------------          ------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      11.04    $      17.01    $      12.43    $       8.99
                             ============    ============          ======          ======
TOTAL RETURN (1)                   (17.86)%         56.04%          38.26%         (23.83)%
                             ============    ============          ======          ======
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     14,577    $     20,345    $      6,780    $      4,085
Ratio of Expenses to
  Average Net Assets                 3.00%           2.99%           2.86%           3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.77)%         (0.79)%          0.42%          (1.16)%**
Portfolio Turnover Rate               249%            241%            131%            107%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.05    $       0.12    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.16%           3.56%           4.06%           5.20%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%         (1.36)%         (0.78)%         (3.16)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.85%           2.85%           2.85%           2.85%**

-----------------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  + The Fund began offering Class B shares on August 1, 1995 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS



                               MONEY MARKET FUND





                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
SELECTED PER SHARE DATA AND        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
RATIOS                                 1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                 ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income              0.0472       0.0450       0.0463       0.0446       0.0246
  Net Realized and Unrealized
    Gain (Loss)                          --           --      (0.0006)      0.0001           --
                                 ----------   ----------   ----------   ----------   ----------
  Total From Investment
    Operations                       0.0472       0.0450       0.0457       0.0447       0.0246
                                 ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS:
  Net Investment Income             (0.0472)     (0.0450)     (0.0463)     (0.0446)     (0.0246)
  Net Realized Gain                      --           --           --      (0.0001)          --
                                 ----------   ----------   ----------   ----------   ----------
  Total Distributions               (0.0472)     (0.0450)     (0.0463)     (0.0447)     (0.0246)
                                 ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (1)                       4.83%        4.60%        4.72%        4.55%        2.49%
                                 ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $  119,376   $  138,422   $  170,973   $  171,515   $  176,599
Ratio of Expenses to Average
  Net Assets                           0.98%        0.98%        0.98%        0.98%        0.98%
Ratio of Net Investment Income
  to Average Net Assets                4.72%        4.50%        4.65%        4.45%        2.45%
-----------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             1.10%        1.27%        1.22%        1.18%        1.19%
  Net Investment Income to
    Average Net Assets                 4.61%        4.20%        4.41%        4.25%        2.24%
-----------------------------------------------------------------------------------------------


(1) Total returns for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS



                             U.S. REAL ESTATE FUND


                                         CLASS A                             CLASS B
                             --------------------------------    --------------------------------
                                 YEAR        YEAR      MAY 1,        YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO       ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996       1998#        1997        1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.39    $  12.52    $  12.00    $  16.36    $  12.52    $  12.00
                             --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.50        0.37        0.08        0.39        0.15        0.07
  Net Realized and
    Unrealized Gain              0.88        4.03        0.48        0.82        4.12        0.48
                             --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   1.38        4.40        0.56        1.21        4.27        0.55
                             --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
  Net Investment Income         (0.51)      (0.29)      (0.04)      (0.39)      (0.19)      (0.03)
  In Excess of Net
    Investment Income           (0.05)         --          --       (0.04)         --          --
  Net Realized Gain             (1.60)      (0.24)         --       (1.60)      (0.24)         --
                             --------    --------    --------    --------    --------    --------
  Total Distributions           (2.16)      (0.53)      (0.04)      (2.03)      (0.43)      (0.03)
                             --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  15.61    $  16.39    $  12.52    $  15.54    $  16.36    $  12.52
                             ========    ========    ========    ========    ========    ========
TOTAL RETURN (1)                 8.27%      35.75%       4.63%       7.23%      34.58%       4.54%
                             ========    ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 16,873    $ 14,827    $  1,829    $ 15,197    $  7,120    $  2,197
Ratio of Expenses to
  Average Net Assets             1.55%       1.55%       1.55%**     2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         2.99%       2.33%       4.11%**     2.36%       1.49%       3.35%**
Portfolio Turnover Rate           130%        143%          0%        130%        143%          0%
-------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.09    $   0.16    $   0.08    $   0.09    $   0.11    $   0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.09%       2.51%       5.58%**     2.84%       3.39%       6.34%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       2.45%       1.36%       0.08%**     1.82%       0.39%      (0.69)%**


                                         CLASS C
                             --------------------------------
                                 YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996
-------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.36    $  12.52    $  12.00
                             --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.39        0.20        0.07
  Net Realized and
    Unrealized Gain              0.83        4.07        0.48
                             --------    --------    --------
  Total From Investment
    Operations                   1.22        4.27        0.55
                             --------    --------    --------
DISTRIBUTIONS:
  Net Investment Income         (0.39)      (0.19)      (0.03)
  In Excess of Net
    Investment Income           (0.04)         --          --
  Net Realized Gain             (1.60)      (0.24)         --
                             --------    --------    --------
  Total Distributions           (2.03)      (0.43)      (0.03)
                             --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  15.55    $  16.36    $  12.52
                             ========    ========    ========
TOTAL RETURN (1)                 7.20%      34.56%       4.54%
                             ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $  4,187    $  2,369    $  1,782
Ratio of Expenses to
  Average Net Assets             2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         2.31%       1.46%       3.39%**
Portfolio Turnover Rate           130%        143%          0%
--------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.09    $   0.17    $   0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.83%       3.58%       6.32%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       1.78%       0.16%      (0.63)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

                                   VALUE FUND



                                              CLASS A         CLASS B         CLASS C
                                            ------------    ------------    ------------
                                                 JULY 7,         JULY 7,         JULY 7,
                                                   1997*           1997*           1997*
                                                JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                 1998#           1998#           1998#

----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      10.00    $      10.00    $      10.00
                                            ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.11            0.03            0.03
  Net Realized and Unrealized Gain                  0.56            0.56            0.55
                                            ------------    ------------    ------------
  Total From Investment Operations                  0.67            0.59            0.58
                                            ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                            (0.08)          (0.03)          (0.03)
  In Excess of Net Investment Income               (0.01)          (0.00)++        (0.00)++
  Net Realized Gain                                (0.05)          (0.05)          (0.05)
                                            ------------    ------------    ------------
  Total Distributions                              (0.14)          (0.08)          (0.08)
                                            ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD              $      10.53    $      10.51    $      10.50
                                            ============    ============    ============
TOTAL RETURN (1)                                    6.74%           6.01%           5.83%
                                            ============    ============    ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $    137,447    $    142,741    $     35,564
Ratio of Expenses to Average Net Assets             1.45%**         2.20%**         2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                1.02%**         0.28%**         0.29%**
Portfolio Turnover Rate                               38%             38%             38%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $       0.01    $       0.01    $       0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.60%**         2.35%**         2.35%**
  Net Investment Income to Average Net
    Assets                                          0.88%**         0.14%**         0.15%**
----------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
 ++  Amount is less than $0.01 per share
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



    The accompanying notes are an integral part of the financial statements.

                               VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

                           WORLDWIDE HIGH INCOME FUND






                                                     CLASS A                                         CLASS B
                             --------------------------------------------------------    --------------------------------
                                 YEAR        YEAR        YEAR        YEAR   April 21,        YEAR        YEAR      AUGUST
                                ENDED       ENDED       ENDED       ENDED       1994*       ENDED       ENDED    1, 1995+
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995    30, 1994       1998#        1997    30, 1996

-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD        $  14.26    $  12.47    $  11.57    $  12.17    $  12.00    $  14.20    $  12.44    $  11.63
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          1.15        1.25        1.36        1.26        0.18        1.04        1.07        1.18
  Net Realized and
    Unrealized Gain
    (Loss)                      (0.67)       2.30        0.80       (0.52)       0.16       (0.65)       2.35        0.72
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.48        3.55        2.16        0.74        0.34        0.39        3.42        1.90
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (1.09)      (1.25)      (1.26)      (1.22)      (0.17)      (1.00)      (1.15)      (1.09)
  Net Realized Gain             (1.19)      (0.51)         --       (0.12)         --       (1.19)      (0.51)         --
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (2.28)      (1.76)      (1.26)      (1.34)      (0.17)      (2.19)      (1.66)      (1.09)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.46    $  14.26    $  12.47    $  11.57    $  12.17    $  12.40    $  14.20    $  12.44
                             ========    ========    ========    ========    ========    ========    ========    ========
TOTAL RETURN (1)                 3.40%      30.29%      19.61%       6.87%       2.86%       2.63%      29.14%      17.07%
                             ========    ========    ========    ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 91,579    $ 76,439    $ 41,493    $ 14,819    $  6,857    $146,401    $ 78,340    $ 26,174
Ratio of Expenses to
  Average Net Assets             1.45%       1.52%       1.55%       1.55%       1.55%**     2.20%       2.27%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         8.36%       9.73%      11.95%      11.53%       8.29%**     7.64%       8.86%      12.06%**
Portfolio Turnover Rate           156%        157%        220%        178%         19%        156%        157%        220%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $     --    $     --    $   0.02    $   0.05    $   0.02    $     --    $     --    $   0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                         --          --        1.69%       1.97%       3.23%**       --          --        2.47%**
  Net Investment Income
    to Average Net Assets          --          --       11.81%      11.11%       6.61%**       --          --       11.89%**
-------------------------------------------------------------------------------------------------------------------------






                                                     CLASS C
                             --------------------------------------------------------
                                                                                APRIL
                                 YEAR        YEAR        YEAR        YEAR         21,
                                ENDED       ENDED       ENDED       ENDED       1994*
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995    30, 1994
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  14.21    $  12.45    $  11.58    $  12.16    $  12.00
                             --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          1.04        1.16        1.30        1.17        0.17
  Net Realized and
    Unrealized Gain
    (Loss)                      (0.66)       2.26        0.77       (0.50)       0.15
                             --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.38        3.42        2.07        0.67        0.32
                             --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (1.00)      (1.15)      (1.20)      (1.13)      (0.16)
  Net Realized Gain             (1.19)      (0.51)         --       (0.12)         --
                             --------    --------    --------    --------    --------
  Total Distributions           (2.19)      (1.66)      (1.20)      (1.25)      (0.16)
                             --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.40    $  14.21    $  12.45    $  11.58    $  12.16
                             ========    ========    ========    ========    ========
TOTAL RETURN (1)                 2.55%      29.12%      18.71%       6.20%       2.62%
                             ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 60,197    $ 41,709    $ 28,094    $ 11,880    $  6,081
Ratio of Expenses to
  Average Net Assets             2.20%       2.27%       2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         7.62%       9.04%      11.40%      10.72%       7.54%**
Portfolio Turnover Rate           156%        157%        220%        178%         19%
-------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $     --    $     --    $   0.04    $   0.05    $   0.06
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                         --          --        2.44%       2.74%       4.00%**
  Net Investment Income
    to Average Net Assets          --          --       11.26%      10.28%       5.84%**
-------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital charges per share are based upon monthly average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998


Van Kampen Series Fund, Inc. (formerly Morgan Stanley Fund, Inc.) (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of June 30, 1998, the Fund had sixteen separate active investment portfolios:
Van Kampen Aggressive Equity Fund (formerly Morgan Stanley Aggressive Equity
Fund), Van Kampen American Value Fund (formerly Morgan Stanley American Value
Fund), Van Kampen Asian Growth Fund (formerly Morgan Stanley Asian Growth Fund), Van Kampen Emerging Markets Fund (formerly Morgan Stanley Emerging Markets
Fund), Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund (formerly Morgan Stanley Global Equity Fund), Van Kampen Global Equity Allocation Fund (formerly Morgan Stanley Global Equity Allocation Fund), Van Kampen Global Fixed Income Fund (formerly Morgan Stanley Global Fixed Income Fund), Morgan Stanley Government Obligations Money Market Fund, Van Kampen High Yield & Total Return Fund (formerly Morgan Stanley High Yield Fund), Van Kampen International Magnum Fund (formerly Morgan Stanley International Magnum Fund), Van Kampen Latin American Fund (formerly Morgan Stanley Latin American Fund), Morgan Stanley Money Market Fund, Van Kampen U.S. Real Estate Fund (formerly Morgan Stanley U.S. Real Estate Fund), Van Kampen Value Fund (formerly Morgan Stanley Value
Fund), and Van Kampen Worldwide High Income Fund (formerly Morgan Stanley Worldwide High Income Fund) (referred to herein respectively as "Aggressive Equity Fund," "American Value Fund," "Asian Growth Fund," "Emerging Markets Fund," "Equity Growth Fund," "Global Equity Fund", "Global Equity Allocation Fund," "Global Fixed Income Fund," "Government Obligations Money Market Fund" "High Yield & Total Return Fund," "International Magnum Fund," "Latin American Fund," "Money Market Fund," "U.S. Real Estate Fund," "Value Fund," "Worldwide High Income Fund," and individually a "Portfolio" and collectively as the "Portfolios"). The financial statements of the Equity Growth Fund are presented separately.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75% (4.75% for shares sold in the Global Fixed Income Fund, High Yield & Total Return Fund and the Worldwide High Income Fund). For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Global Equity Fund, and Value Fund commenced operations on October 29, 1997 and July 7, 1997 respectively.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which take into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1998, approximately 93% and 91% of the net assets of the High Yield & Total Return Fund and the Worldwide High Income Fund, respectively, consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998




sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1998, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:


                                               EXPIRATION DATE          EXPIRATION DATE
                                                 JUNE 30, 2004            JUNE 30, 2006
PORTFOLIOS                                               (000)                    (000)
-------------------------------------  -----------------------  -----------------------
Asian Growth.........................                  --       $             53,293
Government Obligations Money
  Market.............................  $               88                         --
Money Market.........................  $               70                         --


To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to June 30, 1998 certain Portfolios incurred and elected to defer until July 1, 1998, for U.S. Federal income tax purposes, net currency and capital losses of approximately:


                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIOS                                           (000)
-------------------------------------  -------------------
Asian Growth.........................  $           71,758
Global Fixed Income..................                  89
Emerging Markets.....................              26,330
Latin American.......................               6,468


3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998


exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss on foreign currency translation. The Portfolio records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolios may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolios' obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998



Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1998 is as follows:


                                      VALUE OF LOANED        VALUE OF
                                        SECURITIES          COLLATERAL
PORTFOLIO                                  (000)              (000)
--------------------------------      ---------------      -----------
Global Equity Allocation........       $    19,776         $   21,788



At June 30, 1998, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company, an affiliate of the Investment Sub-Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $29,000 for the year ended June 30, 1998.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

12. FUTURES CONTRACTS: Certain Portfolios may purchase and sell futures contracts. Future contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments applied to the notional value of the contract. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
Portfolios:

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998


return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Swap contracts involve market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

The reclassifications arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:


                                                       ACCUMULATED
                                                          NET
                                        UNDISTRIBUTED   REALIZED
                                       NET INVESTMENT     GAIN      PAID IN
                                           INCOME        (LOSS)     CAPITAL
PORTFOLIO                                   (000)         (000)      (000)
-------------------------------------  --------------  -----------  --------
Aggressive Equity....................          $1,093      $(1,093)      $--
American Value.......................           1,962       (2,145)      183
Asian Growth.........................           1,332         (960)     (372)
Emerging Markets.....................             186         (186)       --
Global Equity........................             751         (711)      (40)
Global Equity Allocation.............           3,267       (5,391)    2,124
Global Fixed Income..................             (81)          81        --
Government Obligations
Money Market.........................              62           --       (62)
High Yield & Total Return............              19          (19)       --
International Magnum.................             949         (949)       --
Latin American.......................             296         (296)       --
Money Market.........................              62           --       (62)
U.S. Real Estate.....................              95           14      (109)
Value................................              60           (2)      (58)
Worldwide High Income................             (26)          74       (48)


B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Funds Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherred, LLP (a Sub-Adviser) wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998



Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:


                                                                                             CLASS B
                                                                     CLASS A               AND CLASS C
                                                                  MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE        EXPENSE RATIO           EXPENSE RATIO
--------------------------------------         ------------       --------------          --------------
Aggressive Equity.....................            0.90%              1.50%                   2.25%
American Value........................            0.85%              1.50%                   2.25%
Asian Growth..........................            1.00%              1.90%                   2.65%
Emerging Markets......................            1.25%              2.15%                   2.90%
Global Equity.........................            1.00%              1.80%                   2.55%
Global Equity Allocation..............            1.00%              1.70%                   2.45%
Global Fixed Income...................            0.75%              1.45%                   2.20%
Government Obligations Money Market...            0.45%              0.95%                    N/A
High Yield & Total Return.............            0.75%              1.25%                   2.00%
International Magnum..................            1.00%              1.65%                   2.40%
Latin American........................            1.25%              2.10%                   2.85%
Money Market..........................            0.45%              0.98%                    N/A
U.S. Real Estate......................            1.00%              1.55%                   2.30%
Value.................................            0.80%              1.45%                   2.20%
Worldwide High Income.................            0.75%              1.55%                   2.30%



C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Administrator from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the advisor. The Government Obligations Money Market Fund and the Money Market Fund have an agreement with the Administrator to provide Transfer Agent services for its shareholders. In addition, the Latin American Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from most Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the year ended June 30, 1998, the Distributor has advised the Fund that it earned initial sales charges of $2,944,039 for Class A shares and deferred sales charges of $88,616, $289,912 and $2,958,940 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 1998, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1998:


                                          MSTC CUSTODY      CUSTODY FEES
                                         FEES INCURRED     PAYABLE TO MSTC
FUND                                         (000)             (000)
-------------------------------------    -------------     ---------------
Asian Growth.........................    $   414           $   197
Emerging Markets.....................        746               361
Global Equity........................        115                78
Global Equity Allocation.............        251               160
Global Fixed Income..................          8                 2
International Magnum.................        140                65
Latin American.......................        188                70
Worldwide High Income................         11                18


In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund.

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998



G. PURCHASES AND SALES: For the year ended June 30, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:


                                        PURCHASES   SALES
FUND                                     (000)      (000)
-------------------------------------  ----------  --------
Aggressive Equity....................  $  486,812  $366,496
American Value.......................   1,023,729   607,244
Asian Growth.........................     224,566   296,738
Emerging Markets.....................     191,844   178,043
Global Equity........................     681,648    19,628
Global Equity Allocation.............     224,465   223,907
Global Fixed Income..................       5,843     6,860
High Yield & Total Return............      24,676    17,005
International Magnum.................      88,678    25,857
Latin American.......................     265,425   278,789
U.S. Real Estate.....................      54,250    41,923
Value................................     328,003    63,695
Worldwide High Income................     453,341   362,384


Purchases and sales of long term U.S. Government securities during the year ended June 30, 1998 occurred in the Global Fixed Income Fund and totaled approximately $763,000 and $2,031,000, respectively.

H. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

During the year ended June 30, 1998, the Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, International Magnum Fund and Latin American Fund, incurred approximately $157,000, $42,000, $189,000, $1,000, $8,000 and $53,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At June 30, 1998, the Emerging Markets Fund and the Global Equity Allocation Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $87,400 and $1,298,000 and incurred losses of approximately $468,000 and $519,000, respectively, on sales of shares in affiliated funds during the period.

At June 30, 1998, two record shareholders owned 31% of the total shares outstanding of the Global Fixed Income Fund and Van Kampen Funds Inc. owned 100 shares of each Class A, B, and C in the Van Kampen Value Fund.

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:


                                                                   NET
                                                              APPRECIATION
                             COST     APPREC.   (DEPREC.)    (DEPRECIATION)
FUND                        (000)     (000)       (000)          (000)
-------------------------  --------  --------  ----------   ---------------
Aggressive Equity........  $216,709  $ 13,977  $ (11,687)   $        2,290
American Value...........   600,531    39,577    (25,131)           14,446
Asian Growth.............   123,952     3,965    (30,352)          (26,387)
Emerging Markets.........   180,545     8,129    (47,334)          (39,205)
Global Equity............   709,740   104,349    (42,902)           61,447
Global Equity
  Allocation.............   534,277    94,958    (19,275)           75,683
Global Fixed Income......     7,552       221       (171)               50
Government Obligations
  Money Market...........    56,317        --         --                --
High Yield & Total
  Return.................    33,650       834       (629)              205
International Magnum.....   124,130    16,692     (7,319)            9,425
Latin American...........    98,724        --    (16,785)          (16,785)
Money Market.............   118,940        --         --                --
U.S. Real Estate.........    35,219       695       (724)              (29)
Value....................   313,647    20,350    (19,349)            1,001
Worldwide High Income....   294,931     2,691    (17,535)          (14,844)


I. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. The Global Equity Allocation Fund issued the following shares valued at the corresponding net assets in exchange for VK Fund's net assets.


CLASS                                          NUMBER OF SHARES   NET ASSETS
-------------------------------------          ----------------   ----------
A....................................             10,988,132     $178,667,033
B....................................              9,310,869      146,646,183
C....................................              1,045,761       16,627,602


Included in these net assets were unrealized appreciation of $41,291,000, and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $34,540 as a result of timing differences related to the directors deferred compensation plan which is a component of undistributed net investment income. Combined net assets on the date of acquisition were $595,637,112.

                          VAN KAMPEN SERIES FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Van Kampen Series Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund and the Worldwide High Income Fund (portfolios of the Van Kampen Series Fund Inc. hereafter referred to as the "Fund") at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph St.
Chicago, Illinois 60601
August 11, 1998

                    SUPPLEMENT DATED NOVEMBER 2, 1998 TO THE

                    STATEMENT OF ADDITIONAL INFORMATION DATED
                        DECEMBER 29, 1997, AS PREVIOUSLY
                       SUPPLEMENTED ON JANUARY 2, 1998 AND
                                  JULY 14, 1998
                         VAN KAMPEN CORPORATE BOND FUND
                         VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

   STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                   VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                       STATEMENT OF ADDITIONAL INFORMATION
                           DATED FEBRUARY 17, 1998, AS
                           PREVIOUSLY SUPPLEMENTED ON
                                  JULY 14, 1998
                      VAN KAMPEN SMALL CAPITALIZATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                           DATED FEBRUARY 19, 1998, AS
                           PREVIOUSLY SUPPLEMENTED ON
                                  JULY 14, 1998
                      VAN KAMPEN SENIOR FLOATING RATE FUND

     STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 9, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                       VAN KAMPEN PRIME RATE INCOME TRUST

               STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30,
                  1998, AS PREVIOUSLY SUPPLEMENTED ON JULY 14,
                     1998 VAN KAMPEN GROWTH AND INCOME FUND
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

               STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27,
                  1998, AS PREVIOUSLY SUPPLEMENTED ON JULY 14,
                     1998 VAN KAMPEN FOREIGN SECURITIES FUND

     STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 14, 1998
                        VAN KAMPEN U. S. GOVERNMENT FUND
                     VAN KAMPEN INSURED TAX FREE INCOME FUND
                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                      VAN KAMPEN TAX FREE HIGH INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                 VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                            VAN KAMPEN COMSTOCK FUND
                          VAN KAMPEN EQUITY INCOME FUND

                           VAN KAMPEN ENTERPRISE FUND
                        VAN KAMPEN GLOBAL MANAGED ASSETS
                      VAN KAMPEN GOVERNMENT SECURITIES FUND
                             VAN KAMPEN HARBOR FUND
                   VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND

               STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 23,
                    1998, AS PREVIOUSLY SUPPLEMENTED ON JULY
                     14, 1998 VAN KAMPEN SENIOR INCOME TRUST

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 15, 1998
                             VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1998
                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 29, 1998
                         VAN KAMPEN TAX FREE MONEY FUND
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 1998
                              VAN KAMPEN VALUE FUND
                             VAN KAMPEN UTILITY FUND
                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND
                        VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                           VAN KAMPEN PROSPECTOR FUND
                          VAN KAMPEN SERIES FUND, INC.


The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Paul G. Yovovich, effective October 22, 1998, as Trustee of the Fund.

Mr. Yovovich is a private investor. Prior to April 1996, he was President of Advance Ross Corporation. He is a Director of 3Com Corporation, APAC Teleservices, Inc., COMARCO, Inc., Applied Language Technologies, Focal Communications, and Lante Corporation. Limited Partner of Evercore Partners, LLP. Trustee/Director of each of the Funds in the Fund Complex. Mr. Yovovich's principal business address is the Sears Tower, 233 South Wacker Drive, Suite 9700, Chicago, Illinois 60606, and his date of birth is 10/29/53.

                                                                      APPENDIX D

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                         UNAUDITED FINANCIAL STATEMENTS

                                 JUNE 30, 1998

                           Portfolio of Investments
                           June 30, 1998 (Unaudited)



===============================================================================================
Description                                                               Shares   Market Value
-----------------------------------------------------------------------------------------------
Common and Preferred Stocks  93.8%
Apartments  15.1%

Avalon Bay Community Inc...............................................   154,100   $ 5,855,800

Equity Residential Properties Trust....................................    38,700     1,835,830

Essex Property Trust, Inc..............................................   162,400     5,034,400

Irvine Apartment Communities, Inc......................................    81,500     2,358,406

Pennsylvania Real Estate Investment....................................   104,600     2,320,813

Security Capital Atlantic, Inc.........................................   190,058     4,240,669

Security Capital Pacific Trust.........................................    14,300       321,750

Smith (Charles E.) Residential Realty..................................     7,100       227,200
                                                                                   ------------
                                                                                     22,194,868
                                                                                   ------------
Casino Operators  0.5%

Station Casinos Inc....................................................    53,400       784,313
                                                                                   ------------
Development  4.2%

Atlantic Gulf Communities Corp.  (a)...................................   188,680       389,152

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B (a)....................................................    24,741       167,002

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B, 144A - Private Placement (a) (b)......................    35,402       238,964

Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
Classes A, B and C, expiring 06/23/04 (a)..............................    49,482        24,741

Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each

Classes A, B and C, expiring 06/24/01 144A - Private Placement (a) (b).   100,191        50,097

Brookfield Properties Corp.............................................   388,700     5,367,947
                                                                                   ------------
                                                                                      6,237,903
                                                                                   ------------
Hotel & Lodging  7.6%

Capstar Hotel Co. (a)..................................................    76,300     2,136,400

Host Marriott Corp. (a)................................................   136,800     2,436,750

Starwood Hotels and Resorts............................................   137,830     6,658,911
                                                                                   ------------
                                                                                     11,232,061
                                                                                   ------------
Manufactured Home Communities  5.8%

Chateau Properties, Inc................................................   228,994     6,583,578

Manufactured Home Communities, Inc.....................................    10,400       250,900

Sun Communties, Inc....................................................    52,500     1,739,062
                                                                                   ------------
                                                                                      8,573,540
                                                                                   ------------

                                       8       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

==============================================================================================
Description                                                            Shares     Market Value
----------------------------------------------------------------------------------------------
Motor Vehicle Facilities  0.3%
Capital Automotive..................................................    28,000     $   397,250
                                                                                   -----------
Office/Industrial  37.9%
Arden Realty Group, Inc.............................................   284,900       7,371,788
Beacon Capital Partners Inc., 144A - Private Placement (b)..........   140,800       2,816,000
Bedford Property Investors, Inc.....................................    36,000         657,000
Brandywine Realty Trust.............................................   252,700       5,654,162
CarrAmerica Realty Corp.............................................   252,700       7,170,362
Crescent Real Estate Equities Trust.................................     5,600         188,300
Equity Office Properties Trust......................................   175,986       4,993,603
Great Lakes REIT, Inc...............................................   187,200       3,264,300
Kilroy Realty Corp..................................................    69,000       1,725,000
Mack California Realty Corp.........................................    65,000       2,234,375
Meridan Industrial Trust, Inc.......................................    32,800         754,400
Pacific Gulf Properties, Inc........................................   182,000       3,935,750
Prime Group Realty Trust............................................   182,100       3,118,463
Reckson Associates Realty Corp......................................    72,500       1,712,813
Reckson Service Inds Inc. (a).......................................    11,600          38,425
SL Green Realty Corp................................................   115,900       2,607,750
Spieker Properties, Inc.............................................    70,400       2,728,000
Trizec Hahn Corp....................................................    98,100       2,103,018
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)...   199,020       2,811,157
                                                                                   -----------
                                                                                    55,884,666
                                                                                   -----------
Self-Storage  4.0%
PS Business Parks Inc. California...................................   132,674       3,117,839
Public Storage, Inc.................................................    44,700       1,251,600
Shurgard Storage Centers, Inc., Class A.............................    57,300       1,590,075
                                                                                   -----------
                                                                                     5,959,514
                                                                                   -----------
Shopping Centers  11.5%
Burnham Pacific Properties, Inc.....................................   323,600       4,591,075
Federal Realty Investment Trust.....................................   246,400       5,929,000
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 28,589 common shares).............................    22,300         642,519
Pan Pacific Retail Properties, Inc..................................    90,000       1,743,750

                                       9       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================================
Description                                                               Shares    Market Value
------------------------------------------------------------------------------------------------
Shopping Centers (Continued)
Ramco-Gershenson Properties Trust ...................................        800    $     15,200
Regency Realty Corp. ................................................     87,400       2,195,925
Vornado Realty Trust ................................................     46,200       1,833,563
                                                                                    ------------
                                                                                      16,951,032
                                                                                    ------------
Shopping Malls 6.9%
CBL & Associates Properties, Inc. ...................................     68,700       1,665,975
Taubman Centers, Inc. ...............................................    422,900       6,026,325
Urban Shopping Centers, Inc. ........................................     76,300       2,403,450
                                                                                    ------------
                                                                                      10,095,750
                                                                                    ------------
Total Common and Preferred Stocks 93.8% ........................................     138,310,897
                                                                                    ------------
Convertible Corporate Obligations 0.6%
Brookfield Properties Corp. - Installment Receipts Representing
Subordinated Debenture ($868,400 par, 6.00% coupon, 02/14/07 maturity)
Convertible to 57,893 common shares ............................................         858,413
                                                                                    ------------
Total Long-Term Investments 94.4%
  (Cost $137,229,235) ..........................................................     139,169,310

Repurchase Agreement 1.9%
BA Securities ($2,730,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $2,730,459)
  (Cost $2,730,000) ............................................................       2,730,000
                                                                                    ------------
Total Investments 96.3%
  (Cost $139,959,235) ..........................................................     141,899,310

Other Assets in Excess of Liabilities 3.7% .....................................       5,483,405
                                                                                    ------------
Net Assets 100.0% ..............................................................    $147,382,715
                                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.



                                      10       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)

================================================================================================
Assets:
Total Investments (Cost $139,959,235)............................................   $141,899,310
Cash.............................................................................          4,646
Receivables:
     Investments Sold............................................................      4,438,161
     Dividends...................................................................      1,225,088
     Fund Shares Sold............................................................      1,115,593
     Interest....................................................................         17,463
Unamortized Organizational Costs.................................................          2,861
Other............................................................................         13,612
                                                                                    ------------
     Total Assets................................................................    148,716,734
                                                                                    ------------
Liabilities:
Payables:
     Investments Purchased.......................................................        806,035
     Fund Shares Repurchased.....................................................        259,972
     Investment Advisory Fee.....................................................        120,033
     Distributor and Affiliates..................................................        106,102
     Income Distributions........................................................          8,933
Trustees' Deferred Compensation and Retirement Plans.............................         28,819
Accrued Expenses.................................................................          4,125
                                                                                    ------------
     Total Liabilities...........................................................      1,334,019
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Net Assets Consist of:
Capital..........................................................................   $142,327,931
Accumulated Net Realized Gain....................................................      2,370,319
Net Unrealized Appreciation......................................................      1,940,075
Accumulated Undistributed Net Investment Income..................................        744,390
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Maximum Offering Price Per Share:
     Class A Shares:
          Net asset value and redemption price per share (Based on net assets of
          $51,860,346 and 4,079,655 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.71
          Maximum sales charge (4.75%* of offering price)........................            .63
                                                                                    ------------
          Maximum offering price to public.......................................   $      13.34
                                                                                    ============
     Class B Shares:
          Net asset value and offering price per share (Based on net assets of
          $76,871,703 and 6,051,600 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.70
                                                                                    ============
     Class C Shares:
          Net asset value and offering price per share (Based on net assets of
          $18,650,666 and 1,469,322 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.69
                                                                                    ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                      11       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)

==================================================================================================

Investment Income:
Dividends..........................................................................  $  3,855,914
Interest...........................................................................       191,931
                                                                                     -------------
     Total Income..................................................................     4,047,845
                                                                                     -------------
Expenses:
Investment Advisory Fee............................................................       725,689
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $64,710,
     $378,152 and $88,122, respectively)...........................................       530,984
Shareholder Services...............................................................       125,837
Registration and Filing Fees.......................................................        33,517
Trustees' Fees and Expenses........................................................         7,509
Legal..............................................................................         2,353
Amortization of Organizational Costs...............................................         1,542
Other..............................................................................        74,528
                                                                                     -------------
     Total Expenses................................................................     1,501,959
                                                                                     -------------
Net Investment Income..............................................................  $  2,545,886
                                                                                     =============
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................................................  $  2,529,165
                                                                                     -------------
Unrealized Appreciation/Depreciation
     Beginning of the Period.......................................................    14,796,761
     End of the Period.............................................................     1,940,075
                                                                                     -------------
Net Unrealized Depreciation During the Period......................................   (12,856,686)
                                                                                     -------------
Net Realized and Unrealized Loss...................................................  $(10,327,521)
                                                                                     =============
Net Decrease in Net Assets From Operations.........................................  $ (7,781,635)
                                                                                     =============

                                      12       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)

=================================================================================================
                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
-----------------------------------------------+---------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................   $   2,545,886       $   2,323,557
Net Realized Gain.............................................       2,529,165          15,177,147
Net Unrealized Appreciation/Depreciation During the Period....     (12,856,686)          2,900,169
                                                                 -------------       -------------
Change in Net Assets from Operations..........................      (7,781,635)         20,400,873
                                                                 -------------       -------------
Distributions from Net Investment Income......................      (1,779,595)         (2,323,557)
Distributions in Excess of Net Investment Income..............              -0-           (152,383)
                                                                 -------------       -------------
Distributions from and in Excess of Net Investment Income*....      (1,779,595)         (2,475,940)
Distributions from Net Realized Gain*.........................      (2,425,051)        (12,883,431)
                                                                 -------------       -------------
Total Distributions...........................................      (4,204,646)        (15,359,371)
                                                                 -------------       -------------
Net Change in Net Assets from Investment Activities...........     (11,986,281)          5,041,502
                                                                 -------------       -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      85,374,574         130,239,448
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................................       3,504,224          12,862,961
Cost of Shares Repurchased....................................     (71,457,408)        (63,666,603)
                                                                 -------------       -------------
Net Change in Net Assets from Capital Transactions............      17,421,390          79,435,806
                                                                 -------------       -------------
Total Increase in Net Assets..................................       5,435,109          84,477,308
Net Assets:
Beginning of the Period.......................................     141,947,606          57,470,298
                                                                 -------------       -------------
End of the Period
   (Including accumulated undistributed net investment
    income of $744,390 and ($21,901) respectively)............   $ 147,382,715       $ 141,947,606
                                                                 =============       =============



                                                       Six Months Ended          Year Ended
      *Distributions by Class                             June 30, 1998   December 31, 1997
      =====================================================================================
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares.............................        $   (754,964)       $ (1,094,042)
        Class B Shares.............................            (829,394)         (1,102,759)
        Class C Shares.............................            (195,237)           (279,139)
                                                           ------------        ------------
                                                           $ (1,779,595)       $ (2,475,940)
                                                           ============        ============
      Distributions from Net Realized Gain:
        Class A Shares.............................        $   (868,204)       $ (4,664,049)
        Class B Shares.............................          (1,263,468)         (6,626,846)
        Class C Shares.............................            (293,379)         (1,592,536)
                                                           ------------        ------------
                                                           $ (2,425,051)       $(12,883,431)
                                                           ============        ============

                                      13       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

====================================================================================================================
                                                                                                        June 9, 1994
                                                                                                    (Commencement of
                                                  Six Months                                              Investment
                                                    Ended            Year Ended December 31,          Operations) to
                                                   June 30,      ------------------------------         December 31,
Class A Shares                                       1998          1997       1996     1995 (a)             1994 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....     $  13.810      $13.008    $ 10.00     $ 9.27                $ 9.43
                                                  ---------      -------    -------     ------                ------
    Net Investment Income....................          .258         .364       .351        .27                   .23
    Net Realized and Unrealized Gain/Loss....         (.944)       2.220      3.514        .85                  (.18)
                                                  ---------      -------    -------     ------                ------
Total from Investment Operations.............         (.686)       2.584      3.865       1.12                   .05
                                                  ---------      -------    -------     ------                ------
Less:
    Distributions from and in Excess of Net
      Investment Income......................          .190         .380       .380      .2456                  .153
    Return of Capital Distribution...........           -0-          -0-        -0-      .1444                  .057
    Distributions from Net Realized Gain.....          .222        1.402       .477        -0-                   -0-
                                                  ---------      -------    -------     ------                ------
Total Distributions..........................          .412        1.782       .857        .39                   .21
                                                  ---------      -------    -------     ------                ------
Net Asset Value, End of the Period...........     $  12.712      $13.810    $13.008     $10.00                $ 9.27
                                                  =========      =======    =======     ======                ======
Total Return (b).............................        (4.93%)*     20.66%     39.82%     12.39%                .24%(c)
Net Assets at End of the Period (In millions)     $    51.9      $  51.3    $  23.3     $  8.5                $  4.6
Ratio of Expenses to Average Net Assets**             1.58%        1.77%      2.60%      2.67%                 1.26%
Ratio of Net Investment Income to Average
  Net Assets**...............................         3.98%        2.77%      3.21%      2.92%                 4.28%
Portfolio Turnover...........................           65%*        159%        97%        94%                   28%*


*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                  N/A     N/A     2.61%     3.16%     3.03%
Ratio of Net Investment Income to Average
  Net Assets.................................            N/A     N/A     3.19%     2.44%     2.52%

N/A = Not Applicable

(a)   Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.


                                      14       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

============================================================================================================================
                                                                                                                June 9, 1994
                                                                                                            (Commencement of
                                                      Six Months                 Year Ended                       Investment
                                                        Ended                   December 31,                  Operations) to
                                                       June 30,      ----------------------------------         December 31,
Class B Shares                                           1998         1997         1996        1995 (a)             1994 (a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........   $  13.800      $13.008      $ 10.00       $ 9.28           $ 9.43
                                                      ---------      -------      -------       ------           ------
  Net Investment Income............................        .208         .272         .266          .19              .20
  Net Realized and Unrealized Gain/Loss............       (.941)       2.206        3.519         .843            (.176)
                                                      ---------      -------      -------       ------           ------
 Total from Investment Operations..................       (.733)       2.478        3.785        1.033             .024
                                                      ---------      -------      -------       ------           ------
 Less:
   Distributions from and in Excess of
    Net Investment Income..........................        .142         .284         .300         .197            .1268
   Return of Capital Distribution..................         -0-          -0-          -0-         .116            .0472
   Distributions from Net Realized Gain............        .222        1.402         .477          -0-              -0-
                                                      ---------      -------      -------       ------           ------
 Total Distributions...............................        .364        1.686         .777         .313             .174
                                                      ---------      -------      -------       ------           ------
 Net Asset Value, End of the Period................   $  12.703      $13.800      $13.008       $10.00           $ 9.28
                                                      =========      =======      =======       ======           ======
 Total Return (b)..................................       (5.29%)*     19.76%       38.82%       11.37%            (.04%)(c)
 Net Assets at End of the Period (In millions).....   $    76.9      $  73.2      $  26.5       $ 12.0           $  9.1
 Ratio of Expenses to Average Net Assets**.........        2.34%        2.52%        3.37%        3.50%            1.84%
 Ratio of Net Investment Income to
   Average Net Assets**............................        3.25%        2.03%        2.39%        2.07%            3.81%
 Portfolio Turnover................................          65%*        159%          97%          94%              28%*

*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............          N/A          N/A        3.39%        3.99%            3.60%
Ratio of Net Investment Income to
  Average Net Assets...............................          N/A          N/A        2.37%        1.58%            2.05%

N/A = Not Applicable

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                       15      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==================================================================================================================
                                                                                                      June 9, 1994
                                                                                                  (Commencement of
                                               Six Months                                               Investment
                                                 Ended                 Year Ended                   Operations) to
                                                June 30,              December 31,                    December 31,
Class C Shares                                    1998       1997         1996      1995 (a)              1994 (a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $13.790      $12.999     $ 9.99       $ 9.28                 $ 9.43
                                               -------      -------     ------       ------                -------
     Net Investment Income...................     .206         .271        .266         .20                    .22
     Net Realized and Unrealized Gain/Loss...    (.939)       2.206       3.520        .823                 (.178)
                                               -------      -------     ------       ------                -------
Total from Investment Operations.............    (.733)       2.477       3.786       1.023                   .042
                                               -------      -------     ------       ------                -------
Less:
     Distributions from and in Excess of
          Net Investment Income..............     .142         .284        .300        .197                  .1399
     Return of Capital Distribution..........      -0-          -0-         -0-        .116                  .0521
     Distributions from Net Realized Gain....     .222        1.402        .477         -0-                    -0-
                                               -------      -------     ------       ------                -------
Total Distribution...........................     .364        1.686        .777        .313                   .192
                                               -------      -------     ------       ------                -------
Net Asset Value, End of the Period...........  $12.693      $13.790     $12.999      $ 9.99                 $ 9.28
                                               =======      =======     =======      ======                =======
Total Return (b).............................  (5.29%)/*/    19.78%      38.86%       11.26%               .15%(c)
Net Assets at End of the Period (In
     millions)...............................  $  18.6      $  17.4     $   7.7      $  3.1                 $  1.3
Ratio of Expenses to Average Net Assets/**/..    2.34%        2.52%       3.38%        3.54%                 1.62%
Ratio of Net Investment Income to
     Average Net Assets/**/..................    3.27%        2.00%       2.39%        2.11%                 3.92%
Portfolio Turnover...........................      65%/*/      159%         97%          94%                28%/*/

/*/ Non-Annualized.
/**/ If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......      N/A          N/A       3.40%        4.03%                 3.38%
Ratio of Net Investment Income to
     Average Net Assets......................      N/A          N/A       2.38%        1.62%                 2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the FundOs investment strategy was implemented) through December 31, 1994, non-annualized.


                                       16      See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                           June 30, 1998 (Unaudited)
================================================================================

D. Organizational Costs-The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At June 30, 1998, for federal income tax purposes cost of long- and short-term investments is $140,070,146; the aggregate gross unrealized appreciation is $6,215,988 and the aggregate gross unrealized depreciation is $4,386,824, resulting in net unrealized appreciation of $1,829,164.

F. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. On April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser will pay 50% of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $36,800 representing Van Kampen's cost of providing accounting services to the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $91,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competetive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At June 30, 1998, Van Kampen owned 10,605 Class A shares and 53 Class B shares, respectively.

3. Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $49,501,666, $74,950,271 and $17,875,994 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                                 Shares           Value
=======================================================================================
Sales:
  Class A.............................................        4,792,340    $ 63,229,710
  Class B.............................................        1,367,088      18,125,621
  Class C.............................................          306,062       4,019,243
                                                            -----------    ------------
Total Sales...........................................        6,465,490    $ 85,374,574
                                                            ===========    ============
Dividend Reinvestment:
  Class A.............................................          109,654    $  1,412,368
  Class B.............................................          131,823       1,699,964
  Class C.............................................           30,418         391,892
                                                            -----------    ------------
Total Dividend Reinvestment...........................          271,895    $  3,504,224
                                                            ===========    ============
Repurchases:
  Class A.............................................       (4,538,005)   $(59,819,823)
  Class B.............................................         (751,559)     (9,900,695)
  Class C.............................................         (131,554)     (1,736,890)
                                                            -----------    ------------
Total Repurchases.....................................       (5,421,118)   $(71,457,408)
                                                            ===========    ============

                           June 30, 1998 (Unaudited)
================================================================================

     At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   Shares                  Value
================================================================================
Sales:
  Class A.....................................  5,170,889           $ 72,826,990
  Class B.....................................  3,529,184             48,022,266
  Class C.....................................    692,679              9,390,192
                                               -----------          -------------
Total Sales...................................  9,392,752           $130,239,448
                                               ===========          =============

Dividend Reinvestment:
  Class A.....................................    393,875           $  5,266,583
  Class B.....................................    458,508              6,117,855
  Class C.....................................    110,872              1,478,523
                                               -----------          -------------

Total Dividend Reinvestment...................    963,255           $ 12,862,961
                                               ===========          =============
Repurchases:
  Class A..................................... (3,640,808)          $(52,082,516)
  Class B.....................................   (721,539)            (9,824,495)
  Class C.....................................   (127,832)            (1,759,592)
                                               -----------          -------------
Total Repurchases............................. (4,490,179)          $(63,666,603)
                                               ===========          =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           Contingent Deferred
                                                              Sales Charge
                                                         -----------------------
Year of Redemption                                       Class B         Class C
================================================================================
First..................................................    4.00%           1.00%
Second.................................................    4.00%            None
Third..................................................    3.00%            None
Fourth.................................................    2.50%            None
Fifth..................................................    1.50%            None
Sixth and Thereafter...................................    None             None

                           June 30, 1998 (Unaudited)
================================================================================


     For the six month ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $29,500 and CDSC on the redeemed shares of approximately $97,600. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,839,058 and $90,892,291, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six month ended June 30, 1998, are payments retained by Van Kampen of approximately $336,100.

                                                                      APPENDIX E

                         VK REAL ESTATE SECURITIES FUND
                             U.S. REAL ESTATE FUND

                         PRO FORMA FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)

             VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                 June 30, 1998


                                  (Unaudited)                              VK Real     US Real     Proforma
                                                                           Estate Shr  Estate Shr  Shares            Value (000)
                                                                         -------------------------------------------------------


       Common Stocks and Equivalents 94.1%
       Apartments 15.1%
Avalon Bay Community, Inc.                                                   154,100     38,300      192,400         $     7,311
Equity Residential Properties Trust                                           38,700     10,800       49,500               2,348
Essex Property Trust, Inc.                                                   162,400     40,000      202,400               6,274
Irvine Apartment Communities, Inc.                                            81,500     19,900      101,400               2,934
Pennsylvania Real Estate Investment Trust                                    104,600     26,800      131,400               2,915
Security Capital Atlantic, Inc.                                              190,058     47,032      237,090               5,290
Security Capital Pacific Trust                                                14,300      3,700       18,000                 405
Smith, Charles E Residential Realty, Inc.                                      7,100      2,300        9,400                 301
                                                                                                                -----------------
                                                                                                                          27,778
                                                                                                                -----------------
       Casino Operators 0.5%
Station Casinos Inc. (a)                                                      53,400     13,000        66,400                975
                                                                                                                -----------------


       Development 4.3%
Atlantic Gulf Communities Corp. (a)                                          188,680     45,224       233,904                482
Atlantic Gulf Communities Corp. - Convertible
    Preferred Series B (a)                                                    24,741      5,829        30,570                206
Atlantic Gulf Communities Corp. - Preferred Shares,
    144A - Private Placement (a) (b)                                          35,402      8,207        43,609                294
Atlantic Gulf Communities Corp. Warrants
    16,494 VKAC, 9,609 MS, 26,103 total shares
    each of Classes A, B and C, expiring 06/23/04(a)                          49,482     28,827        78,309                 39
Atlantic Gulf Communities Corp. Warrants, 33,397
    shares Class A, B and C, expiring 06/24/01, 144A -
    Private Placement(a) (b)                                                 100,191          0       100,191                 50
Brookfield Properties Corp.                                                  388,700     99,700       488,400              6,745
                                                                                                                -----------------
                                                                                                                           7,816
                                                                                                                -----------------


       Hotel & Lodging 7.7%
Capstar Hotel Co. (a)                                                         76,300     18,800        95,100              2,663
Hammons, John Q. Hotels, Inc. (a)                                                  0     12,200        12,200                 86
Host Marriott Corp. (a)                                                      136,800     34,400       171,200              3,050
Starwood Hotels and Resorts                                                  137,830     34,251       172,081              8,314
                                                                                                                -----------------
                                                                                                                          14,113
                                                                                                                -----------------

       Manufactured Home Communities 5.8%
Chateau Properties, Inc.                                                    228,994      63,148       292,142              8,399
Manufactured Home Communities, Inc.                                          10,400       3,300        13,700                331
Sun Communities, Inc.                                                        52,500       5,300        57,800              1,915
                                                                                                                -----------------
                                                                                                                          10,645
                                                                                                                -----------------

              VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
                 PROFORMA PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 June 30, 1998


                                       (Unaudited)                          VK Real    US Real     Proforma
                                                                            Estate Shr Estate Shr  Shares           Value (000)
                                                                            -----------------------------------------------------
       Motor Vehicle Facilities 0.3%
Capital Automotive                                                           28,000    6,900        34,900           $       495
                                                                                                                -----------------

       Office/Industrial 37.9%
Arden Realty Group, Inc.                                                    284,900    70,800      355,700                 9,205
Beacon Capital Partners Inc. - 144A (b)                                     140,800    37,100      177,900                 3,558
Bedford Property Investors, Inc.                                             36,000     6,500       42,500                   776
Brandywine Realty Trust                                                     252,700    60,766      313,466                 7,014
CarrAmerica Realty Corp.                                                    252,700    62,700      315,400                 8,949
Crescent Real Estate Equities Trust                                           5,600     1,400        7,000                   235
Equity Office Properties Trust                                              175,986    43,706      219,692                 6,234
Great Lakes REIT, Inc.                                                      187,200    48,000      235,200                 4,101
Kilroy Realty Corp.                                                          69,000    17,600       86,600                 2,165
Mack California Realty Corp.                                                 65,000    16,300       81,300                 2,795
Meridan Industrial Trust, Inc.                                               32,800     8,200       41,000                   943
Pacific Gulf Porperties, Inc.                                               182,000    41,400      223,400                 4,831
Prime Group Realty Trust                                                    182,100    41,200      223,300                 3,824
Reckson Associates Realty Corp.                                              72,500    19,100       91,600                 2,164
Reckson Service Inds Inc. (a)                                                11,600     3,056       14,656                    49
SL Green Reality Corp                                                       115,900    28,600      144,500                 3,251
Spieker Properties, Inc.                                                     70,400    17,500       87,900                 3,406
Trizec Hahn Corp                                                             98,100    25,200      123,300                 2,643
Wellsford Real Properties, Inc., 144A - Private
       Placement (a) (b)                                                    199,020    45,351      244,371                 3,452
                                                                                                                -----------------
                                                                                                                          69,595
                                                                                                                -----------------

       Self-Storage 4.1%
PS Business Parks Inc. Class A                                              132,674     9,379     142,053                  3,338
PS Business Parks Inc.                                                            0    25,788      25,788                    606
Public Storage, Inc.                                                         44,700    11,100      55,800                  1,562
Shurgard Storage Centers, Inc., Class A                                      57,300    15,300      72,600                  2,015
                                                                                                                -----------------
                                                                                                                           7,521
                                                                                                                -----------------

       Shopping Centers 11.5%
Burnham Pacific Properties, Inc.                                            323,600    79,600     403,200                  5,720
Federal Realty Investment Trust                                             246,400    61,000     307,400                  7,397
First Washington Realty Trust, Inc. - Preferred Ser A                        22,300     5,500      27,800                    801
Pan Pacific Retail Properties, Inc.                                          90,000    22,200     112,200                  2,174
Ramco-Gershenson Properties Trust                                               800       200       1,000                     19
Regency Realty Corp.                                                         87,400    21,700     109,100                  2,741
Vornado Realty Trust                                                         46,200    11,100      57,300                  2,274
                                                                                                                -----------------
                                                                                                                          21,126
                                                                                                                -----------------

            VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
                 PROFORMA PORTFOLIO OF INVESTMENTS (CONTINUED)


                                       (Unaudited)                           VK Real    US Real     Proforma
                                                                             Estate Shr Estate Shr  Shares           Value (000)
                                                                            -----------------------------------------------------

       Shopping Malls 6.9%
CBL & Associates Properties, Inc.                                             68,700     18,100     86,800            $     2,105
Taubman Centers, Inc.                                                        422,900    103,000    525,900                  7,494
Urban Shopping Centers, Inc.                                                  76,300     21,500     97,800                  3,081
                                                                                                                -----------------
                                                                                                                           12,680
                                                                                                                -----------------

Total Common Stocks and Equivalents 94.1%                                                                                 172,744
                                                                                                                -----------------
      Convertible Corporate Obligations 0.6%
Brookfield Properties Corp. - Installment Receipts representing
  Subordinated Debenture ($868 VKAC par, $224 MS par, totaling
    $1,092 par, 6.00% coupon, 02/14/07 maturity)                                                                            1,078
                                                                                                                -----------------
Total Long-Term Investments (94.7%)                                                                                       173,822
                                                                                                                -----------------

       Repurchase Agreements 1.8%
BA Securities ($2,730 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98,
    to be sold on 07/01/98 at $2,730)                                                                                       2,730
Chase Securities ($537 par, dated 06/30/98, to be sold on 0701/98 at $537, collateralized by $335 par of U.S. Treasury Bonds, 11.25%
   coupon, due 02/15/15)                                                                                                      537

                                                                                                                -----------------
Total Repurchase Agreements                                                                                                 3,267
                                                                                                                -----------------

Total Investments 96.5%
(Cost $139,959)                                                                                                           177,089

Other Assets in Excess of Liabilities 3.5%                                                                                  6,415
                                                                                                                -----------------
Net Assets 100.0%                                                                                                        $183,504
                                                                                                                =================


(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

The VK Real Estate Securities Fund has no plan or intention to sell or otherwise dispose of any of the assets of the U.S. Real Estate Fund acquired in the Acquisition, except for dispositions made in the ordinary course of business. The VK Real Estate Securities Fund has no present plan or intention to liquidate or to merge or combine with and into any other entity following the Acquisition.

           VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998
                                  (Unaudited)
                              Amounts in thousands




                                                   VK Real
                                               Estate Securities     US Real
                                                    Fund           Estate Fund    Adjustments     Proforma
                                              -------------------------------------------------------------------

Total Investments (Cost of $139,959,
 $35,041, and $175,000, respectively)             $141,899         $35,190                               $177,089
Other Assets Less Liabilities                        5,484           1,067             (136)(3)             6,415
                                              -------------------------------------------------------------------
Net Assets                                        $147,383         $36,257             (136)             $183,504
                                              ===================================================================
Net Assets Consist of:
Capital                                           $142,328         $34,799                               $177,127
Accumulated Undistributed Net Investment
 Income                                                745               4             (136)(3)               613
Net Unrealized Appreciation/Depreciation
 on Investments                                      1,940             149                                  2,089
Accumulated Net Realized Gain/Loss
 on Investments                                      2,370           1,305                                  3,675
                                              -------------------------------------------------------------------
Net Assets                                        $147,383         $36,257             (136)             $183,504
                                              ===================================================================
Class A Shares:
Net Assets                                         $51,860         $16,873              (48)(3)           $68,685
Shares Outstanding                                   4,080           1,081                                  5,409(2)
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.71          $15.61                                 $12.70
                                              ============================                           ============
Class B Shares:
Net Assets                                         $76,872         $15,197              (71)(3)           $91,998
Shares Outstanding                                   6,052             978                                  7,250(2)
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.70          $15.54                                 $12.69
                                              ============================                           ============
Class C Shares:
Net Assets                                         $18,651          $4,187              (17)(3)           $22,821
Shares Outstanding                                   1,469             269                                  1,799(2)
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.69          $15.55                                 $12.68
                                              ============================                           ============

(1) The pro forma statements are presented as if the Reorganization was effective June 30, 1998. The pro forma statements give effect to the proposed exchange of shares for assets and liabilities with the VK Real Estate
Securities Fund being the surviving entity. The proposed transaction will be accounted for in accordance with generally accepted accounting principles as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity.

(2) The pro forma shares outstanding reflect the issuance by the VK Real Estate
Securities Fund of approximately 1,329,000 Class A shares, 1,198,000 Class B shares and 330,000 Class C shares reflecting the exchange of the assets and liabilities of the U.S. Real Estate Fund for newly issued shares of the VK Real
Estate Securities Fund at the pro forma net asset value per share.

(3) In connection with this transaction, the VK Real Estate Securities Fund will incur a non-recurring cost associated with the transaction of approximately $136,000, or $0.012 per share (allocated among the classes at approximately $48,000, $71,000 and $17,000 for Class A, Class B, and Class C shares respectively).

(4) In connection with this transaction, the Adviser will reimburse the U.S.
Real Estate Fund for approximately $7,000 representing the unamortized organizational costs remaining on the Fund's books at the time of the transaction.

             VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                  (Unaudited)
                              Amounts in thousands

                                                          VK Real
                                                           Estate                US Real
                                                       Securities Fund         Estate Fund      Adjustments     Proforma
                                                   ------------------------------------------------------------------------
Investment Income:
  Dividends                                                 $3,856                 $893                          $4,749
  Interest                                                     192                   48                             240
                                                   ------------------------------------------------------------------------
Total Income                                                 4,048                  941                  0        4,989
                                                   ------------------------------------------------------------------------

Expenses:
  Investment Advisory Fees                                     726                  185                             911
  Fees Waived (2)                                                0                  (89)                 7          (82)
  Distribution (12b-1) and Service Fees                        531                  109                             640
  All Other Expenses (1)                                       245                  151                (13)         383
                                                   ------------------------------------------------------------------------
Total Expenses                                               1,502                  356                 (6)       1,852
                                                   ------------------------------------------------------------------------
Net Investment Income                                       $2,546                 $585                 $6       $3,137
                                                   ========================================================================

Realized and Unrealized Gain/Loss on Investments:
  Realized Gain/Loss on Investments                         $2,529                 $953                          $3,482
  Net Change in Unrealized Appreciation/
    Depreciation During the Period                         (12,857)              (3,544)                        (16,401)
                                                   ------------------------------------------------------------------------

Net Realized and Unrealized Gain/Loss
  on Investments                                          ($10,328)             ($2,591)                $0     ($12,919)
                                                   ========================================================================

Net Increase/Decrease in Net Assets
  from Operations                                          ($7,782)             ($2,006)                $6      ($9,794)
                                                   ========================================================================

(1) Reflects the reduction of other operating expenses as a result of the elimination of certain duplicative expenses and the results of operating a larger, more efficient fund rather than two smaller funds.

(2) Reflects the waiver of expenses associated with the expense cap of the combined fund.

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

 (1)   --  (a)  First Amended and Restated Agreement and Declaration of
                  Trust(1)
       --  (b)  Certificate of Amendment(1)
       --  (c)  Amended and Restated Certificate of Designation(2)
 (2)   --  Amended and Restated Bylaws(1)
 (4)   --  Agreement and Plan of Reorganization for Van Kampen U.S. Real
           Estate Fund into Van Kampen Real Estate Securities Fund(3)
 (5)   --  Specimen Stock Certificate for:
       --  (a)  Class A Shares(2)
       --  (b)  Class B Shares(2)

       --  (c)  Class C Shares(2)
 (6)   --  Investment Advisory Agreement(2)
 (7)   --  (a)  Distribution and Service Agreement(2)
       --  (b)  Dealer Agreement(2)
       --  (c)  Form of Broker Agreement(2)
       --  (d)  Form of Bank Agreement(2)
 (9)   --  (a)  Custodian Agreement(2)
       --  (b)  Data Access Services Agreement(2)
(10)   --  (a)  Plan of Distribution Pursuant to Rule 12b-1(2)
       --  (b)  Service Plan(2)
       --  (c)  Amended Multi-Class Plan(2)
(11)   --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to Van Kampen Real Estate Securities Fund(2)
(12)   --  Tax Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to the Reorganization++
(13)   --  (a)  Fund Accounting Agreement(2)
(14)   --  (a)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                  U.S. Real Estate Fund+
       --  (b)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                  Real Estate Securities Fund+
(16)   --  Power of Attorney(2)
(17)   --  (a)  Copy of 24f-2 Election of Registrant(2)
       --  (b)  Form of proxy card for Van Kampen U.S. Real Estate Fund+
       --  (c)  Prospectus of Van Kampen U.S. Real Estate Fund dated
                  September 30, 1998.+


---------------
+   Filed herein.
++  To be filed by amendment. See undertaking 3 under Item 17 as it relates to
Exhibit 12.
(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 33-77800, filed on April 22, 1996.
(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-77800, filed on April 29, 1997.
(3) Included as Appendix A to the Statement of Additional Information.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 3RD DAY OF NOVEMBER, 1998.



                                          VAN KAMPEN REAL

                                            ESTATE SECURITIES FUND

                                          By      /s/  RONALD A. NYBERG

                                            ------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON NOVEMBER 3, 1998.



                      SIGNATURE                                              TITLE
                      ---------                                              -----
            Principal Executive Officer:
                /s/  DENNIS J. MCDONNELL*                President
-----------------------------------------------------
                 Dennis J. McDonnell

            Principal Financial Officer:
                    /s/  JOHN L. SULLIVAN                Vice President, Treasurer and Chief Financial
-----------------------------------------------------      Officer
                  John L. Sullivan

                      Trustees:
                  /s/  J. MILES BRANAGAN*                Trustee
-----------------------------------------------------
                  J. Miles Branagan
               /s/  RICHARD M. DeMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

                /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                   /s/  R. CRAIG KENNEDY*                Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                     /s/  JACK E. NELSON*                Trustee
-----------------------------------------------------
                   Jack E. Nelson

                     /s/  DON G. POWELL*                 Trustee
-----------------------------------------------------
                   Don. G. Powell

                  /s/  PHILLIP B. ROONEY*                Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO Sc.D.*               Trustee
-----------------------------------------------------
                   Fernando Sisto

                                                         Trustee
-----------------------------------------------------
                  Paul G. Yovovich

                   /s/  WAYNE W. WHALEN*                 Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen
------------
                     * Signed by Ronald A. Nyberg pursuant to a power of attorney.

                   /s/  RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                          AS FILED ON NOVEMBER 4, 1998



EXHIBIT
-------
 (14)      --  (a)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                    U.S. Real Estate Fund
 (14)      --  (b)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                    Real Estate Securities Fund
 (17)      --  (b)  Form of proxy card for Van Kampen U.S. Real Estate Fund
 (17)      --  (c)  Prospectus of Van Kampen U.S. Real Estate Fund dated
                    September 30, 1998